UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04087

Manning & Napier Fund, Inc.

(Exact name of registrant as specified in charter)

290 Woodcliff Drive, Fairport, NY 14450

(Address of principal executive offices)(Zip Code)

James Mikolaichik     290 Woodcliff Drive, Fairport, NY 14450

(Name and address of agent for service)

Registrant’s telephone number, including area code: 585-325-6880

Date of fiscal year end: December 31

Date of reporting period: January 1, 2015 through December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORTS TO STOCKHOLDERS.

Real Estate Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks were largely flat for the year, whereas global equity markets moderately declined. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Real Estate Series

Fund Commentary

(unaudited)

Investment Objective

To provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry. Under normal circumstances, at least 80% of the Series’ assets will be invested in securities of companies that are principally engaged in the U.S. real estate industry. These companies include those directly engaged in the real estate industry as well as in industries serving and/or related to the real estate industry.

Performance Commentary

Regarding U.S. real estate, we believe that low levels of housing inventory, recovering household formation, and single-family affordability will result in a continued recovery for homebuilders and timber real estate investment trusts (REITs). We also view shopping centers as favorably positioned to benefit from low levels of new completions and stable demand from discount and grocery retailers. Continued improvement in labor markets including healthy employment growth should also support demand for housing and home ownership. Some categories of real estate investments may face volatility in the near term as investors carefully weigh the Federal Reserve’s intentions concerning interest rates, which could create attractive buying opportunities.

The MSCI U.S. Real Estate Investment Trust (REIT) Index delivered positive absolute returns of 1.28% during 2015. The Real Estate Series delivered positive absolute returns as well, returning 4.14% and outperforming the benchmark on a relative basis. Stock selection was the primary driver of the Series’ outperformance relative to the MSCI U.S. REIT Index during the year. In aggregate, sub-industry positioning also aided relative returns.

More specifically, stock selection in sub-industries such as Office REITs, Apartment REITs, and Homebuilders aided relative returns. The Series’ underweight to Healthcare REITs and Diversified REITs as compared to the benchmark also aided relative performance. Offsetting a portion of the relative performance tailwind was the Series’ overweight to Hospitality and underweight to Apartment REITs relative to the benchmark.

During 2016 we believe investors should expect further gyrations in equity markets due to catalysts such as geopolitical risks, the diverging monetary policies of major central banks, commodity price pressures, and the potential for global growth to deviate from expectations. With the Federal Reserve having raised the federal funds rate, we think they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. Broadly speaking, valuations in the developed world remain neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to view volatility as a buying opportunity given that our indicators do not suggest capital risk is a significant near-term concern. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 45 years as an active investment manager.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Real Estate Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2015.

All investments involve risks, including potential loss of principal. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified among a variety of sectors. The Real Estate Series is subject to risks associated with the direct ownership of real estate, including the potential for falling real estate prices and the possibility of being highly leveraged; an investment in the Series will be closely aligned with the performance of the real estate markets. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk.

2

Real Estate Series

Performance Update as of December 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Real Estate Series - Class S3	4.14%	11.96%	14.75%
Manning & Napier Fund, Inc. - Real Estate Series - Class I3,4	4.43%	12.15%	14.91%
S&P 500 Total Return Index[5]	1.38%	12.57%	13.07%
MSCI U.S. Real Estate Investment Trust (REIT) Index[6]	1.28%	10.59%	14.54%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Real Estate Series - Class S from its inception1 (November 10, 2009) to present (December 31, 2015) to the S&P 500 Total Return Index and the MSCI U.S. REIT Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from November 10, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 1.09% for Class S and 0.84% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.09% for Class S and 0.84% for Class I for the year ended December 31, 2015.

4 For periods prior to the inception of Class I on August 1, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Real Estate Series - Class S.

5The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted, market capitalization-weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investment Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

Real Estate Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$1,079.80	$5.82	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%
Class I
Actual	$1,000.00	$1,080.90	$4.51	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38	0.86%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

4

Real Estate Series

Portfolio Composition as of December 31, 2015

(unaudited)

Top Ten Stock Holdings[2]
Simon Property Group, Inc.	6.3%	Prologis, Inc.	2.5%
AvalonBay Communities, Inc.	3.5%	Paramount Group, Inc.	2.4%
Weyerhaeuser Co.	3.3%	Brixmor Property Group, Inc.	2.2%
General Growth Properties, Inc.	2.8%	Public Storage	2.2%
Mid-America Apartment Communities, Inc.	2.5%	Physicians Realty Trust	2.2%

2As a percentage of total investments.

5

Real Estate Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 99.6%

Consumer Discretionary - 2.5%
Hotels, Restaurants & Leisure - 0.9%
Accor S.A. (France)[1]	57,150	$2,475,177

Household Durables - 1.6%
DR Horton, Inc	24,110	772,243
Lennar Corp. - Class A	24,826	1,214,240
Toll Brothers, Inc.*	34,762	1,157,575
TRI Pointe Group, Inc.*	89,920	1,139,286

		4,283,344

Total Consumer Discretionary		6,758,521

Financials - 95.7%
Real Estate Management & Development - 3.4%
CBRE Group, Inc. - Class A*	58,850	2,035,033
First Capital Realty, Inc. (Canada)	123,580	1,638,862
Forest City Enterprises, Inc. - Class A*	248,840	5,457,061

		9,130,956

REITS - Apartments - 14.6%
American Campus Communities, Inc.	85,810	3,547,385
American Homes 4 Rent - Class A	81,600	1,359,456
Apartment Investment & Management Co. - Class A	129,240	5,173,477
AvalonBay Communities, Inc.	50,470	9,293,041
Education Realty Trust, Inc.	92,520	3,504,658
Equity Residential	57,620	4,701,216
Mid-America Apartment Communities, Inc.	74,280	6,745,367
UDR, Inc.	128,920	4,843,524

		39,168,124

REITS - Diversified - 11.8%
CatchMark Timber Trust, Inc. - Class A	262,070	2,964,012
CoreSite Realty Corp.	24,220	1,373,758
Crown Castle International Corp.	42,850	3,704,383
Digital Realty Trust, Inc.	19,070	1,442,073
Lamar Advertising Co. - Class A	47,270	2,835,255
Liberty Property Trust	118,310	3,673,525
Outfront Media, Inc.	182,275	3,979,063
Vornado Realty Trust	27,350	2,733,906
Weyerhaeuser Co.	296,650	8,893,567

		31,599,542

REITS - Health Care - 9.0%
Care Capital Properties, Inc.	39,395	1,204,305
Community Healthcare Trust, Inc.	254,140	4,683,800
HCP, Inc.	73,900	2,825,936
Healthcare Realty Trust, Inc.	94,160	2,666,611

The accompanying notes are an integral part of the financial statements.

6

Real Estate Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
REITS - Health Care (continued)
Healthcare Trust of America, Inc. - Class A	150,100	$4,048,197
Physicians Realty Trust	343,270	5,787,532
Ventas, Inc.	49,420	2,788,771

		24,005,152

REITS - Hotels - 6.0%
Chesapeake Lodging Trust	227,700	5,728,932
Host Hotels & Resorts, Inc.	195,490	2,998,817
LaSalle Hotel Properties	183,670	4,621,137
Pebblebrook Hotel Trust	96,484	2,703,482

		16,052,368

REITS - Industrial - 6.6%
DCT Industrial Trust, Inc.	70,510	2,634,959
Prologis, Inc.	156,300	6,708,396
Rexford Industrial Realty, Inc.	251,420	4,113,231
Terreno Realty Corp.	179,930	4,070,017

		17,526,603

REITS - Manufactured Homes - 1.1%
Equity LifeStyle Properties, Inc.	42,630	2,842,142

REITS - Mortgage - 1.0%
American Capital Agency Corp.	70,480	1,222,123
Annaly Capital Management, Inc.	141,840	1,330,459

		2,552,582

REITS - Office Property - 10.2%
Alexandria Real Estate Equities, Inc.	62,800	5,674,608
Boston Properties, Inc.	22,930	2,924,492
Columbia Property Trust, Inc.	111,530	2,618,724
Douglas Emmett, Inc.	148,330	4,624,929
Mack-Cali Realty Corp.	210,620	4,917,977
Paramount Group, Inc.	358,630	6,491,203

		27,251,933

REITS - Regional Malls - 12.3%
Fibra Shop Portafolios Inmobiliarios S.A.P.I. de C.V. (Mexico)	1,905,315	1,928,033
General Growth Properties, Inc.	270,250	7,353,503
Simon Property Group, Inc.	86,640	16,846,282
Tanger Factory Outlet Centers, Inc.	79,170	2,588,859
Taubman Centers, Inc.	56,110	4,304,759

		33,021,436

REITS - Shopping Centers - 10.8%
Brixmor Property Group, Inc.	229,020	5,913,296

The accompanying notes are an integral part of the financial statements.

7

Real Estate Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
REITS - Shopping Centers (continued)
DDR Corp.	304,610	$5,129,632
Equity One, Inc.	113,630	3,085,055
Kite Realty Group Trust	105,137	2,726,202
Retail Opportunity Investments Corp.	151,050	2,703,795
Scentre Group (Australia)[1]	957,107	2,903,039
Urban Edge Properties	157,170	3,685,637
Westfield Corp. (Australia)[1]	384,480	2,645,185

		28,791,841

REITS - Single Tenant - 1.8%
Agree Realty Corp.	144,110	4,898,299

REITS - Storage - 7.1%
CubeSmart	188,030	5,757,479
Extra Space Storage, Inc.	23,450	2,068,525
Public Storage	23,470	5,813,519
Sovran Self Storage, Inc.	50,901	5,462,186

		19,101,709

Total Financials		255,942,687

Information Technology - 1.4%
Internet Software & Services - 1.4%
InterXion Holding N.V. - ADR (Netherlands)*	120,890	3,644,834

Utilities - 0.0%
Electric Utilities - 0.0%
Prime AET&D Holdings No.1 Ltd. (Australia)*[2]	125,000	—

TOTAL COMMON STOCKS
(Identified Cost $236,167,130)		266,346,042

The accompanying notes are an integral part of the financial statements.

8

Real Estate Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 0.1%
Dreyfus Cash Management, Inc. - Institutional Shares[3], 0.23%
(Identified Cost $ 327,770)	327,770	$327,770

TOTAL INVESTMENTS - 99.7%
(Identified Cost $ 236,494,900)		266,673,812
OTHER ASSETS, LESS LIABILITIES - 0.3%		790,926

NET ASSETS - 100%		$267,464,738

No. - Number

ADR - American Depositary Receipt

REITS - Real Estate Investment Trusts

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Security has been valued at fair value as determined in good faith by the Advisor.

3Rate shown is the current yield as of December 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

Real Estate Series

Statement of Assets and Liabilities

December 31, 2015

ASSETS:

Investments, at value (identified cost $236,494,900) (Note 2)	$266,673,812
Foreign currency (cost $1,858)	1,800
Dividends receivable	1,062,018
Receivable for fund shares sold	304,392
Prepaid expenses	1,471

TOTAL ASSETS	268,043,493

LIABILITIES:

Accrued management fees (Note 3)	168,370
Accrued shareholder services fees (Class S)(Note 3)	45,662
Accrued fund accounting and administration fees (Note 3)	19,905
Accrued transfer agent fees (Note 3)	11,913
Accrued Chief Compliance Officer service fees (Note 3)	429
Payable for fund shares repurchased	291,901
Other payables and accrued expenses	40,575

TOTAL LIABILITIES	578,755

TOTAL NET ASSETS	$267,464,738

NET ASSETS CONSIST OF:

Capital stock	$222,785
Additional paid-in-capital	233,612,228
Distributions in excess of net investment income	(100,961)
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	3,551,808
Net unrealized appreciation on investments, foreign currency and translation of other assets and liabilities	30,178,878

TOTAL NET ASSETS	$267,464,738

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($217,216,118/15,354,710 shares)	$14.15

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($50,248,620/6,923,742 shares)	$7.26

The accompanying notes are an integral part of the financial statements.

10

Real Estate Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $52,411)	$7,379,248

EXPENSES:

Management fees (Note 3)	2,100,779
Shareholder services fees (Class S)(Note 3)	566,732
Fund accounting and administration fees (Note 3)	64,355
Transfer agent fees (Note 3)	37,412
Directors’ fees (Note 3)	10,740
Chief Compliance Officer service fees (Note 3)	2,541
Custodian fees	18,587
Miscellaneous	122,734

Total Expenses	2,923,880

NET INVESTMENT INCOME	4,455,368

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	34,474,354
Options written	190,635
Foreign currency and translation of other assets and liabilities	(29,820)

34,635,169

Net change in unrealized appreciation (depreciation) on-
Investments	(28,775,682)
Foreign currency and translation of other assets and liabilities	1,939

(28,773,743)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	5,861,426

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,316,794

The accompanying notes are an integral part of the financial statements.

11

Real Estate Series

Statements of Changes in Net Assets

\	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,455,368	$7,145,687
Net realized gain on investments and foreign currency	34,635,169	19,278,792
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(28,773,743)	33,939,661

Net increase from operations	10,316,794	60,364,140

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income (Class S)	(3,328,087)	(6,031,527)
From net investment income (Class I)	(1,564,163)	(2,316,228)
From net realized gain on investments (Class S)	(22,906,487)	(14,939,980)
From net realized gain on investments (Class I)	(9,274,444)	5,249,295

Total distributions to shareholders	(37,073,181)	(28,537,030)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	12,520,155	44,396,863

Net increase (decrease) in net assets	(14,236,232)	76,223,973

NET ASSETS:

Beginning of year	281,700,970	205,476,997

End of year (including distributions in excess of net investment income of $100,961 and $1,703,240, respectively)	$267,464,738	$281,700,970

The accompanying notes are an integral part of the financial statements.

12

Real Estate Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$15.46	$13.32	$14.57	$12.65	$12.58

Income from investment operations:
Net investment income[1]	0.24	0.44 [2]	0.24	0.21	0.15
Net realized and unrealized gain on investments	0.34	3.24	0.10	2.54	0.49

Total from investment operations	0.58	3.68	0.34	2.75	0.64

Less distributions to shareholders:
From net investment income	(0.24)	(0.44)	(0.21)	(0.29)	(0.15)
From net realized gain on investments	(1.65)	(1.10)	(1.38)	(0.54)	(0.42)

Total distributions to shareholders	(1.89)	(1.54)	(1.59)	(0.83)	(0.57)

Net asset value - End of year	$14.15	$15.46	$13.32	$14.57	$12.65

Net assets - End of year
(000’s omitted)	$217,216	$231,188	$168,167	$170,898	$167,153

Total return[3]	4.14%	28.14%	2.67%	21.93%	5.29%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.09%	1.11%	1.12%	1.10%	1.18%
Net investment income	1.54%	2.89%[2]	1.57%	1.49%	1.21%
Portfolio turnover	57%	44%	40%	14%	34%

*Effective August 1, 2012, the shares of the Series have been designated as Class S.

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.22 and the net investment income ratio would have been 1.49%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

13

Real Estate Series

Financial Highlights - Class I

	FOR THE YEARS ENDED			FOR THE PERIOD
	12/31/15	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.86	$8.18	$9.55	$10.00

Income from investment operations:
Net investment income[2]	0.16	0.29 [3]	0.19	0.08
Net realized and unrealized gain on investments	0.17	1.97	0.04	0.32

Total from investment operations	0.33	2.26	0.23	0.40

Less distributions to shareholders:

From net investment income	(0.28)	(0.48)	(0.22)	(0.31)
From net realized gain on investments	(1.65)	(1.10)	(1.38)	(0.54)

Total distributions to shareholders	(1.93)	(1.58)	(1.60)	(0.85)

Net asset value - End of period	$7.26	$8.86	$8.18	$9.55

Net assets - End of period (000’s omitted)	$50,249	$50,513	$37,310	$26,396

Total return[4]	4.43%	28.44%	2.94%	4.16%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.84%	0.86%	0.87%	0.87%[5]
Net investment income	1.81%	3.14%[3]	1.88%	1.95%[5]
Portfolio turnover	57%	44%	40%	14%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.16 and the net investment income ratio would have been 1.74%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

14

Real Estate Series

Notes to Financial Statements

1.	Organization

Real Estate Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide high current income and long-term capital appreciation by investing principally in companies in the real estate industry.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 100 million have been designated as Real Estate Series Class S common stock and 100 million have been designated as Real Estate Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

15

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$6,758,521	$4,283,344	$2,475,177	$—
Financials	255,942,687	250,394,463	5,548,224	—
Information Technology	3,644,834	3,644,834	—	—
Utilities	—	—	—	—	*
Mutual funds	327,770	327,770	—	—

Total assets	$266,673,812	$258,650,411	$8,023,401	$—

*Prime AET&D Holdings No.1 Ltd. is a Level 3 security as of December 31, 2015. However, there is no value for this security reported in the financial statements. There was no activity in this security for the year ended December 31, 2015.

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between fair value levels during the year ended December 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of

16

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. No such investments were held by the Series on December 31, 2015.

17

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

The following table presents the effect of the derivative instruments on the Statement of Operations:

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$190,635

The average month-end balances for the period of January 1, 2015 to December 31, 2015 of outstanding derivative financial instruments were as follows:

Options:
Average number of option contracts written	1,823
Average notional value of option contracts written	$15,198,500

Written Option Rollforward

Transactions in options written for the year ended December 31, 2015, were as follows:

	CALLS
	CONTRACTS	PREMIUMS RECEIVED
Outstanding options, beginning of year	—	—
Options written	4,095	$265,977
Options exercised	(962)	(62,049)
Options expired	(2,683)	(192,846)
Options closed	(450)	(11,082)

Outstanding options, end of year	—	$—

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

18

Real Estate Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2012 through December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

19

Real Estate Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Advisor has contractually agreed, until at least April 30, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.95% of average daily net assets. The Advisor did not waive any fees for the year ended December 31, 2015. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a Series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $156,014,850 and $169,441,440, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of Real Estate Series were:

CLASS S	FOR THE YEAR ENDED 12/31/2015		FOR THE YEAR ENDED 12/31/2014
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,827,297	$28,669,799	2,877,508	$43,298,509
Reinvested	1,845,882	25,692,698	1,371,635	20,505,790
Repurchased	(3,271,852)	(50,497,891)	(1,925,594)	(29,217,124)

Total	401,327	$3,864,606	2,323,549	$34,587,175

CLASS I	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,408,025	$12,266,405	1,529,781	$13,799,732
Reinvested	1,409,104	10,193,308	828,373	7,151,070
Repurchased	(1,593,713)	(13,804,164)	(1,221,118)	(11,141,114)

Total	1,223,416	$8,655,549	1,137,036	$9,809,688

Approximately 90% of the shares outstanding are held by fiduciary accounts where the Advisor has sole investment discretion.

20

Real Estate Series

Notes to Financial Statements (continued)

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2015.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Real Estate Securities

The Series may focus its investments in certain real estate related industries; hence, the Series may subject itself to a greater degree of risk than a series that is more diversified.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, redesignation of distributions paid, investments in passive foreign investment companies (PFICs), equalization and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2015, $2,039,161 was reclassified to Distributions in Excess of Net Investment Income, $2,046,950 was reclassified from Accumulated Net Realized Gain on Investments and $7,789 was reclassified to Additional paid-in-capital. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
Ordinary income	$4,320,877	$10,317,395
Long-term capital gains	32,752,304	18,219,635

At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$236,598,072
Unrealized appreciation	37,432,084
Unrealized depreciation	(7,356,344)

Net unrealized appreciation	$30,075,740

Undistributed long-term gains	$3,554,019

21

Real Estate Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Real Estate Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Real Estate Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

22

Real Estate Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $103,181 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 7.66%, or if different, the maximum allowable under tax law.

The Series designates $32,605,834 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2015.

23

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

24

Real Estate Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

25

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

26

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Boston Early Music Festival (non-profit)(2007-present)

Amherst Early Music, Inc. (non-profit)(2009-present)

Gotham Early Music Scene, Inc. (non-profit)(2009-present)

Partnership for New York City, Inc. (non-profit) (1989-2010)

New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university)(1972-present)

Culinary Institute of America (non-profit college)(1985-present)

George Eastman House (museum)(1988-present)

National Restaurant Association (restaurant trade organization)(1978- present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

27

Real Estate Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

28

Real Estate Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

29

Real Estate Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNRES-12/15-AR

International Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks were largely flat for the year, whereas global equity markets moderately declined. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

International Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth by investing principally in common stock of companies located outside the U.S., which may include investments of any market capitalization in developed and emerging markets. In managing the Series, a “top-down” approach is implemented to examine economic trends and industry-specific factors in order to identify investment opportunities such as those being created by economic and political changes taking place around the world.

Performance Commentary

International equity markets struggled during 2015, with both developed and emerging markets ending the year in negative territory. Weakness was most pronounced in emerging markets, as declining prices for oil and other commodities weighed on the asset class. U.S. dollar strength and emerging market currency weakness also pressured emerging market returns, especially for U.S.-dollar-based investors. The MSCI ACWI ex USA (ACWIxUS) experienced a return of -5.66%. The International Series held up better than its benchmark, but experienced negative absolute returns as well, returning -3.72%. Importantly, the Series has provided robust positive absolute returns over the current international stock market cycle, which began in April 2003.

From a country positioning and selection perspective, the Series’ outperformance relative to the ACWIxUS Index during the year was driven by stock selection. In contrast, the aggregate impact of country allocations was a detractor from relative performance.

Regarding major contributors to relative performance, stock selection in Germany, the United Kingdom, China, and Australia aided relative returns. The Series’ lack of exposure to Canada also aided relative returns. At a sector level, stock selection in Information Technology and Health Care aided relative performance. The Series’ overweight to Consumer Staples and underweight to Materials relative to the benchmark also aided relative returns. Consumer Staples was among the strongest performing sectors within the benchmark during the year, whereas Materials was among the weakest.

Offsetting a portion of the relative performance tailwind was the Series’ overweight to Brazil and underweight to Japan, which challenged relative returns. Stock selection in Japan, India, and Hong Kong also challenged relative performance. At a sector level, stock selection in Industrials, Consumer Staples, and Consumer Discretionary detracted from relative returns.

During 2016 we believe investors should expect further gyrations in equity markets due to catalysts such as geopolitical risks, the diverging monetary policies of major central banks, commodity price pressures, and the potential for global growth to deviate from expectations. With the Federal Reserve having raised the federal funds rate, we think they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. Broadly speaking, valuations in the developed world remain neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to view volatility as a buying opportunity given that our indicators do not suggest capital risk is a significant near-term concern. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 45 years as an active investment manager.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the International Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2015.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

International Series

Performance Update as of December 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - International Series - Class S3	-3.72%	1.58%	4.11%	7.59%
Manning & Napier Fund, Inc. - International Series - Class I3,4	-3.55%	1.77%	4.21%	7.64%
Standard & Poor’s (S&P) 500 Total Return Index[5]	1.38%	12.57%	7.31%	9.24%
MSCI ACWI ex USA Index[6]	-5.66%	1.06%	2.92%	5.82%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - International Series - Class S for the ten years ended December 31, 2015 to the S&P 500 Total Return Index and the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the S&P 500 Total Return Index are calculated from August 27, 1992, the Class S inception date. Prior to 2001, the MSCI ACWI ex USA Index only published month-end numbers; therefore, performance numbers for the Index are calculated from August 31, 1992.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 1.10% for Class S and 0.85% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.13% for Class S and 0.88% for Class I for the year ended December 31, 2015.

4For periods prior to the inception of Class I on March 15, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - International Series - Class S.

5The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 43 developed and emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

International Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$936.20	$5.37	1.10%
Hypothetical	$1,000.00	$1,019.66	$5.60	1.10%
(5% return before expenses)
Class I
Actual	$1,000.00	$936.70	$4.15	0.85%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

International Series

Portfolio Composition as of December 31, 2015

(unaudited)

5

International Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 93.1%

Consumer Discretionary - 8.3%
Auto Components - 0.7%
F.C.C. Co. Ltd. (Japan)[1]	158,000	$3,360,686

Diversified Consumer Services - 2.0%
Fu Shou Yuan International Group Ltd. (China)[1]	13,236,000	10,265,084

Internet & Catalog Retail - 3.6%
ASOS plc (United Kingdom)*[1]	156,760	7,964,978
Rakuten, Inc. (Japan)[1]	894,190	10,299,061

		18,264,039

Textiles, Apparel & Luxury Goods - 2.0%
Kering (France)[1]	59,760	10,217,519

Total Consumer Discretionary		42,107,328

Consumer Staples - 22.5%
Beverages - 6.7%
AMBEV S.A. - ADR (Brazil)	1,542,450	6,879,327
Diageo plc (United Kingdom)[1]	431,750	11,790,195
Treasury Wine Estates Ltd. (Australia)[1]	2,590,414	15,553,181

		34,222,703

Food & Staples Retailing - 2.5%
Dairy Farm International Holdings Ltd. (Hong Kong)[1]	1,132,600	6,871,624
Tesco plc (United Kingdom)*[1]	2,618,070	5,752,656

		12,624,280

Food Products - 7.8%
Adecoagro S.A. (Luxembourg)*	72,140	886,601
Danone S.A. (France)[1]	107,012	7,231,213
Grupo Bimbo S.A.B. de C.V. - Class A (Mexico)*	2,604,000	6,915,494
Nestle S.A. (Switzerland)[1]	105,220	7,811,033
Sao Martinho S.A. (Brazil)	386,750	4,476,280
Suedzucker AG (Germany)[1]	625,447	12,396,664

		39,717,285

Personal Products - 3.6%
Unilever plc - ADR (United Kingdom)	420,230	18,120,317

Tobacco - 1.9%
Gudang Garam Tbk PT (Indonesia)[1]	730,000	2,897,311
Swedish Match AB (Sweden)[1]	191,000	6,749,445

		9,646,756

Total Consumer Staples		114,331,341

Energy - 5.2%
Energy Equipment & Services - 1.6%
Spectrum ASA (Norway)[1]	578,746	1,798,028

The accompanying notes are an integral part of the financial statements.

6

International Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy (continued)
Energy Equipment & Services (continued)
TGS Nopec Geophysical Co. ASA (Norway)[1]	391,280	$6,227,987

		8,026,015

Oil, Gas & Consumable Fuels - 3.6%
Galp Energia SGPS S.A. (Portugal)[1]	1,050,040	12,252,640
Royal Dutch Shell plc - Class B (Netherlands)[1]	88,430	2,015,414
Royal Dutch Shell plc - Class B - ADR (Netherlands)	87,780	4,041,391

		18,309,445

Total Energy		26,335,460

Financials - 4.5%
Banks - 0.6%
IDFC Bank Ltd. (India)*[1]	3,023,300	2,780,808

Capital Markets - 1.0%
Daiwa Securities Group, Inc. (Japan)[1]	830,000	5,074,367

Diversified Financial Services - 0.4%
IDFC Ltd. (India)[1]	3,023,300	2,196,539

Insurance - 0.9%
Mapfre S.A. (Spain)[1]	1,877,000	4,698,462

Real Estate Investment Trusts (REITS) - 1.6%
Alstria Office REIT AG (Germany)[1]	595,480	7,932,757

Total Financials		22,682,933

Health Care - 6.1%
Health Care Providers & Services - 2.6%
Fresenius Medical Care AG & Co. KGaA - ADR (Germany)	200,000	8,368,000
Odontoprev S.A. (Brazil)	2,000,000	4,777,251

		13,145,251

Pharmaceuticals - 3.5%
AstraZeneca plc - ADR (United Kingdom)	308,740	10,481,723
GlaxoSmithKline plc (United Kingdom)[1]	172,980	3,493,497
Novartis AG - ADR (Switzerland)	49,000	4,215,960

		18,191,180

Total Health Care		31,336,431

Industrials - 20.9%
Commercial Services & Supplies - 1.0%
Aggreko plc (United Kingdom)[1]	381,247	5,132,267

Construction & Engineering - 2.2%
Larsen & Toubro Ltd. (India)[1]	591,285	11,365,336

Electrical Equipment - 2.4%
Bharat Heavy Electricals Ltd. (India)[1]	2,049,250	5,217,058

The accompanying notes are an integral part of the financial statements.

7

International Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Electrical Equipment (continued)
Schneider Electric SE (France)[1]	66,000	$3,749,081
Teco Electric and Machinery Co. Ltd. (Taiwan)[1]	4,084,000	3,254,258

		12,220,397

Industrial Conglomerates - 4.5%
Siemens AG (Germany)[1]	237,600	22,986,943

Machinery - 7.7%
Alstom S.A. (France)*[1]	295,560	9,027,896
ANDRITZ AG (Austria)[1]	123,000	5,986,227
FANUC Corp. (Japan)[1]	37,540	6,467,762
GEA Group AG (Germany)[1]	322,720	13,038,234
Jain Irrigation Systems Ltd. - DVR (India)[1]	39,801	26,738
Jain Irrigation Systems Ltd. (India)[1]	4,464,000	4,640,848

		39,187,705

Professional Services - 3.1%
Applus Services S.A. (Spain)[1]	621,990	5,628,482
Intertek Group plc (United Kingdom)[1]	240,170	9,824,588

		15,453,070

Total Industrials		106,345,718

Information Technology - 17.7%
Electronic Equipment, Instruments & Components - 7.3%
Hitachi Ltd. (Japan)[1]	2,677,660	15,172,628
Keyence Corp. (Japan)[1]	19,409	10,667,287
PAX Global Technology Ltd. (Hong Kong)[1]	11,264,000	11,556,516

		37,396,431

Semiconductors & Semiconductor Equipment - 1.2%
MediaTek, Inc. (Taiwan)[1]	794,830	6,011,696

Software - 5.5%
SAP SE (Germany)[1]	284,360	22,564,992
Totvs S.A. (Brazil)	721,250	5,656,970

		28,221,962

Technology Hardware, Storage & Peripherals - 3.7%
Samsung Electronics Co. Ltd. (South Korea)[1]	17,490	18,654,524

Total Information Technology		90,284,613

Materials - 2.3%
Chemicals - 2.3%
Givaudan S.A. (Switzerland)[1]	3,400	6,170,871
Symrise AG (Germany)[1]	87,320	5,780,479

Total Materials		11,951,350

The accompanying notes are an integral part of the financial statements.

8

International Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Telecommunication Services - 5.6%
Diversified Telecommunication Services - 3.4%
Telefonica S.A. - ADR (Spain)	727,200	$8,042,832
Telenor ASA - ADR (Norway)	184,380	9,177,514

		17,220,346

Wireless Telecommunication Services - 2.2%
Bharti Infratel Ltd. (India)[1]	1,759,490	11,352,065

Total Telecommunication Services		28,572,411

TOTAL COMMON STOCKS
(Identified Cost $500,583,744)		473,947,585

SHORT-TERM INVESTMENT - 7.0%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.23%,
(Identified Cost $35,745,314)	35,745,314	35,745,314

TOTAL INVESTMENTS - 100.1%
(Identified Cost $536,329,058)		509,692,899
LIABILITIES, LESS OTHER ASSETS - (0.1%)		(550,229)

NET ASSETS - 100%		$509,142,670

ADR - American Depositary Receipt

DVR - Differential Voting Rights

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2015.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

Germany 18.5%; United Kingdom 14.3%; Japan 10%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

International Series

Statement of Assets & Liabilities

December 31, 2015

ASSETS:

Investments, at value (identified cost $536,329,058) (Note 2)	$509,692,899
Foreign tax reclaims receivable	1,569,846
Dividends receivable	411,386
Receivable for fund shares sold	375,731
Prepaid and other expenses	3,721
Receivable for securities sold	3,325

TOTAL ASSETS	512,056,908

LIABILITIES:

Accrued management fees (Note 3)	336,557
Accrued shareholder services fees (Class S) (Note 3)	82,003
Accrued transfer agent fees (Note 3)	64,386
Accrued fund accounting and administration fees (Note 3)	31,944
Accrued Chief Compliance Officer service fees (Note 3)	429
Accrued Directors’ fees (Note 3)	209
Accrued foreign capital gains tax (Note 2)	140,749
Payable for securities purchased	1,267,914
Payable for fund shares repurchased	805,066
Other payables and accrued expenses	184,981

TOTAL LIABILITIES	2,914,238

TOTAL NET ASSETS	$509,142,670

NET ASSETS CONSIST OF:

Capital stock	$649,213
Additional paid-in-capital	537,648,290
Undistributed net investment income	132,093
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(2,298,906)
Net unrealized depreciation on investments (net of foreign capital gains tax of $140,749), foreign currency and translation of other assets and liabilities	(26,988,020)

TOTAL NET ASSETS	$509,142,670

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($377,769,803/50,869,229 shares)	$7.43

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($131,372,867/14,052,081 shares)	$9.35

The accompanying notes are an integral part of the financial statements.

10

International Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $1,277,663)	$12,019,457

EXPENSES:

Management fees (Note 3)	4,396,617
Shareholder services fees (Class S)(Note 3)	1,121,397
Transfer agent fees (Note 3)	187,152
Fund accounting and administration fees (Note 3)	95,661
Directors’ fees (Note 3)	22,615
Chief Compliance Officer service fees (Note 3)	2,541
Custodian fees	276,366
Miscellaneous	158,216

Total Expenses	6,260,565
Less reduction of expenses (Note 3)	(160,092)

Net Expenses	6,100,473

NET INVESTMENT INCOME	5,918,984

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on- Investments (net of foreign capital gains tax of $728,523)	9,464,621
Foreign currency and translation of other assets and liabilities	(436,619)

9,028,002

Net change in unrealized appreciation (depreciation) on- Investments (net of decrease in accrued foreign capital gains tax of $350,189)	(33,931,127)
Foreign currency and translation of other assets and liabilities	(96,887)

(34,028,014)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(25,000,012)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,081,028)

The accompanying notes are an integral part of the financial statements.

11

International Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$5,918,984	$8,960,558
Net realized gain on investments and foreign currency	9,028,002	68,919,989
Net change in unrealized depreciation on investments and foreign currency	(34,028,014)	(127,193,320)

Net decrease from operations	(19,081,028)	(49,312,773)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(3,477,202)	(6,758,776)
From net investment income (Class I)	(1,250,441)	(1,659,943)
From net realized gain on investments (Class S)	(14,908,889)	(53,674,182)
From net realized gain on investments (Class I)	(4,021,064)	(10,868,137)

Total distributions to shareholders	(23,657,596)	(72,961,038)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(65,272,859)	(38,957,031)

Net decrease in net assets	(108,011,483)	(161,230,842)

NET ASSETS:

Beginning of year	617,154,153	778,384,995

End of year (including undistributed net investment income of $132,093 and $111,901, respectively)	$509,142,670	$617,154,153

The accompanying notes are an integral part of the financial statements.

12

International Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$8.10	$9.91	$8.70	$7.61	$8.85

Income (loss) from investment operations:
Net investment income[1]	0.08	0.12	0.11	0.10	0.13
Net realized and unrealized gain (loss) on investments	(0.39)	(0.84)	1.59	1.10	(1.26)

Total from investment operations	(0.31)	(0.72)	1.70	1.20	(1.13)

Less distributions to shareholders:
From net investment income	(0.07)	(0.12)	(0.12)	(0.10)	(0.10)
From return of capital	—	—	—	(0.01)	—
From net realized gain on investments	(0.29)	(0.97)	(0.37)	—	(0.01)

Total distributions to shareholders	(0.36)	(1.09)	(0.49)	(0.11)	(0.11)

Net asset value - End of year	$7.43	$8.10	$9.91	$8.70	$7.61

Net assets - End of year (000’s omitted)	$377,770	$490,833	$637,598	$565,609	$513,267

Total return[2]	(3.72%)	(7.03%)	19.69%	15.78%	(12.82%)
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.10%	1.10%	1.10%	1.10%	1.16%
Net investment income	0.96%	1.20%	1.21%	1.30%	1.49%
Portfolio turnover	33%	22%	22%	22%	7%

*Effective December 31, 2011, the shares of the Series have been designated as Class S.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.03%	0.04%	0.03%	0.07%	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

13

International Series

Financial Highlights - Class I

	FOR THE YEARS ENDED			FOR THE PERIOD
	12/31/15	12/31/14	12/31/13	3/15/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.10	$12.05	$10.47	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.12	0.17	0.17	0.13
Net realized and unrealized gain (loss) on investments	(0.49)	(1.00)	1.91	0.46

Total from investment operations	(0.37)	(0.83)	2.08	0.59

Less distributions to shareholders:
From net investment income	(0.09)	(0.15)	(0.13)	(0.11)
From return of capital	—	—	—	(0.01)
From net realized gain on investments	(0.29)	(0.97)	(0.37)	—

Total distributions to shareholders	(0.38)	(1.12)	(0.50)	(0.12)

Net asset value - End of year	$9.35	$10.10	$12.05	$10.47

Net assets - End of year (000’s omitted)	$131,373	$126,321	$140,787	$95,925

Total return[3]	(3.55%)	(6.72%)	19.97%	5.88%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%	0.85%[4]
Net investment income	1.18%	1.42%	1.48%	1.67%[4]
Portfolio turnover	33%	22%	22%	22%

*The investment advisor did not impose all or a portion of its management and/or other fees during the period, and may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:
	0.03%	0.04%	0.03%	0.09%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

14

International Series

Notes to Financial Statements

1.	Organization

International Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located outside the United States.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 250 million have been designated as International Series Class S common stock and 100 million have been designated as International Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

15

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$42,107,328	$—	$42,107,328	$—
Consumer Staples	114,331,341	37,278,019	77,053,322	—
Energy	26,335,460	4,041,391	22,294,069	—
Financials	22,682,933	—	22,682,933	—
Health Care	31,336,431	27,842,934	3,493,497	—
Industrials	106,345,718	—	106,345,718	—
Information Technology	90,284,613	5,656,970	84,627,643	—
Materials	11,951,350	—	11,951,350	—
Telecommunication Services	28,572,411	17,220,346	11,352,065	—
Mutual fund	35,745,314	35,745,314	—	—

Total assets	$509,692,899	$127,784,974	$381,907,925	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the security’s fair value following close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2014 or December 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

16

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2012 through December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

17

International Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.85% of average daily net assets. Accordingly, the Advisor waived fees of $160,092 for the year ended December 31, 2015, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

18

International Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $180,860,401 and $300,802,684, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of International Series were:

CLASS S	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	4,705,134	$38,413,613	5,034,580	$48,663,625
Reinvested	2,447,961	17,992,425	7,333,073	58,712,204
Repurchased	(16,866,486)	(137,354,113)	(16,134,004)	(154,441,126)

Total	(9,713,391)	$(80,948,075)	(3,766,351)	$(47,065,297)

CLASS I	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,508,323	$35,671,017	1,936,083	$23,008,129
Reinvested	568,141	5,249,638	1,242,972	12,385,248
Repurchased	(2,532,905)	(25,245,439)	(2,350,034)	(27,285,111)

Total	1,543,559	$15,675,216	829,021	$8,108,266

Approximately 62% of the shares outstanding are held by fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2015.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, foreign taxes, qualified late-year losses and investments in passive foreign investment companies (PFICs). The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution

19

International Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

(or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2015, $1,171,149 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Loss. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
Ordinary income	$15,507,821	$16,622,851
Long-term capital gains	8,149,775	56,338,187

At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$536,424,036
Unrealized appreciation	54,812,382
Unrealized depreciation	(81,543,519)

Net unrealized depreciation	$(26,731,137)

Undistributed ordinary income	$132,093
Qualified late-year losses[1]	$2,203,928

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2016.

20

International Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of International Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

21

International Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $11,531,897 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2015. The Series had $13,287,163 in foreign source income and paid foreign taxes of $927,826.

22

International Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

23

International Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

International Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management

Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation
(investments); Chairman (2007-2009) Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

25

International Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Boston Early Music Festival (non-profit)(2007-present)

Amherst Early Music, Inc. (non-profit)(2009-present)

Gotham Early Music Scene, Inc. (non-profit)(2009-present)

Partnership for New York City, Inc. (non-profit) (1989-2010)

New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university)(1972-present)

Culinary Institute of America (non-profit college)(1985-present)

George Eastman House (museum)(1988-present)

National Restaurant Association (restaurant trade organization)(1978- present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(2005-present)

Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

26

International Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

International Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

28

International Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNINT-12/15-AR

World Opportunities Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks were largely flat for the year, whereas global equity markets moderately declined. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

World Opportunities Series

Fund Commentary

(unaudited)

Investment Objective

To maximize long-term growth by investing principally in the common stocks of companies located around the world. The Series invests primarily in foreign companies, including those in developed and emerging markets.

Performance Commentary

International equity markets struggled during 2015, with both developed and emerging markets ending the year in negative territory. Weakness was most pronounced in emerging markets, as declining prices for oil and other commodities weighed on the asset class. U.S. dollar strength and emerging market currency weakness also pressured emerging market returns, especially for U.S.-dollar-based investors. The MSCI ACWI ex USA (ACWIxUS) experienced a return of -5.66%. The World Opportunities Series also struggled, returning -5.91%, slightly underperforming its benchmark on a relative basis. Importantly, the Series has provided robust positive absolute returns over the current international stock market cycle, which began in April 2003.

The Series’ underperformance relative to the ACWIxUS during the year was driven by stock selection. Conversely, sector positioning aided relative returns. Regarding major detractors from relative performance, stock selection in Industrials, Telecommunication Services, Consumer Discretionary, and Energy challenged relative returns. From a country positioning and selection perspective, the Series’ underweight to Japan relative to the benchmark, overweight to Brazil and China, and stock selection in Canada, Mexico, and Australia challenged relative returns.

Offsetting a portion of the relative performance weakness was stock selection in Information Technology and Financials, which aided relative returns. The Series’ overweights to Consumer Staples and Health Care relative to the benchmark, as well as an underweight to Financials, also aided relative performance. At a country level, stock selection in China, the United Kingdom, Germany, and Japan contributed positively to relative returns, as did the Series’ overweight as compared to the benchmark to Belgium and Ireland.

In regard to the Series’ current positioning, from a sector allocation perspective, our focus on growth during recent years and on companies that we believe have control of their destiny has led to meaningful allocations to Consumer Staples, Consumer Discretionary, Information Technology, and Health Care. The Series contains relatively little exposure to Telecommunication Services and lacks exposure to Financials and Utilities. Regionally, about 65% of the Series is allocated to Europe, roughly 20% to Emerging Markets, and approximately 7% to the Americas, with the remaining assets allocated to the Pacific region.

During 2016 we believe investors should expect further gyrations in equity markets due to catalysts such as geopolitical risks, the diverging monetary policies of major central banks, commodity price pressures, and the potential for global growth to deviate from expectations. With the Federal Reserve having raised the federal funds rate, we think they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. Broadly speaking, valuations in the developed world remain neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to view volatility as a buying opportunity given that our indicators do not suggest capital risk is a significant near-term concern. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 45 years as an active investment manager.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2015.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

World Opportunities Series

Performance Update as of December 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - World Opportunities Series[3]	-5.91%	0.10%	3.50%	7.16%
MSCI ACWI ex USA Index[4]	-5.66%	1.06%	2.92%	4.59%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series for the ten years ended December 31, 2015 to the MSCI ACWI ex USA Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from September 6, 1996, the Series’ inception date. Prior to 2001, the MSCI ACWI ex USA Index only published month-end numbers; therefore, performance numbers for the Index are calculated from September 30, 1996.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 1.08%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.08% for the year ended December 31, 2015.

4The MSCI ACWI ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 43 developed and emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index is denominated in U.S. dollars. The Index returns assume daily investment of gross dividends (which do not account for applicable dividend taxation) prior to December 31, 1998, as net returns were not available. Subsequent to December 31, 1998, the Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg.

3

World Opportunities Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15
Actual	$1,000.00	$909.90	$4.96
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.01	$5.24

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 1.03%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

4

World Opportunities Series

Portfolio Composition as of December 31, 2015

(unaudited)

5

World Opportunities Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.4%

Consumer Discretionary - 17.4%
Diversified Consumer Services - 2.0%
Kroton Educacional S.A. (Brazil)	13,338,613	$32,130,675

Hotels, Restaurants & Leisure - 3.0%
Accor S.A. (France)[1]	1,105,508	47,879,756

Media - 7.1%
ITV plc (United Kingdom)[1]	10,271,862	41,820,605
Liberty Global plc - Class A - ADR (United Kingdom)*	1,369,430	58,009,055
Modern Times Group AB - Class B (Sweden)[1]	490,046	12,512,724

		112,342,384

Specialty Retail - 2.1%
Kingfisher plc (United Kingdom)[1]	6,761,340	32,748,636

Textiles, Apparel & Luxury Goods - 3.2%
lululemon athletica, Inc.*	985,250	51,696,068

Total Consumer Discretionary		276,797,519

Consumer Staples - 28.7%
Beverages - 11.5%
AMBEV S.A. - ADR (Brazil)	9,249,696	41,253,644
Anheuser-Busch InBev N.V. (Belgium)[1]	422,130	52,533,196
Diageo plc (United Kingdom)[1]	1,840,530	50,261,048
Remy Cointreau S.A. (France)[1]	123,120	8,818,557
SABMiller plc (United Kingdom)[1]	503,550	30,124,570

		182,991,015

Food & Staples Retailing - 2.9%
Carrefour S.A. (France)[1]	545,655	15,747,468
Tesco plc (United Kingdom)*[1]	13,607,230	29,899,016

		45,646,484

Food Products - 5.2%
Danone S.A. (France)[1]	600,940	40,607,830
Nestle S.A. (Switzerland)[1]	567,930	42,160,428

		82,768,258

Personal Products - 4.2%
Beiersdorf AG (Germany)[1]	195,766	17,793,535
Unilever plc - ADR (United Kingdom)	1,149,140	49,550,917

		67,344,452

Tobacco - 4.9%
Japan Tobacco, Inc. (Japan)[1]	1,633,100	59,957,260
Swedish Match AB (Sweden)[1]	524,831	18,546,167

		78,503,427

Total Consumer Staples		457,253,636

The accompanying notes are an integral part of the financial statements.

6

World Opportunities Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Energy - 6.6%
Energy Equipment & Services - 3.0%
Schlumberger Ltd	691,240	$48,213,990

Oil, Gas & Consumable Fuels - 3.6%
Cameco Corp. (Canada)	3,997,510	49,289,298
Whitehaven Coal Ltd. (Australia)*[1]	14,044,782	7,088,843

		56,378,141

Total Energy		104,592,131

Health Care - 14.3%
Health Care Equipment & Supplies - 5.1%
BioMerieux (France)[1]	6,065	723,710
Medtronic plc	791,850	60,909,102
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	28,592,000	19,550,585

		81,183,397

Health Care Providers & Services - 4.3%
Fresenius Medical Care AG & Co. KGaA (Germany)[1]	807,690	67,874,245

Life Sciences Tools & Services - 1.5%
QIAGEN N.V.*[1]	693,540	18,797,939
QIAGEN N.V. - ADR*	184,002	5,087,655

		23,885,594

Pharmaceuticals - 3.4%
Novartis AG - ADR (Switzerland)	638,500	54,936,540

Total Health Care		227,879,776

Industrials - 7.5%
Airlines - 1.1%
Ryanair Holdings plc - ADR (Ireland)	210,098	18,165,073

Commercial Services & Supplies - 1.7%
Aggreko plc (United Kingdom)[1]	1,943,693	26,165,587

Machinery - 2.0%
Sulzer AG (Switzerland)[1]	173,680	16,324,810
The Weir Group plc (United Kingdom)[1]	1,016,010	14,924,055

		31,248,865

Marine - 0.7%
D/S Norden A/S (Denmark)*[1]	240,147	4,258,021
Diana Shipping, Inc. (Greece)*	724,738	3,152,610
Pacific Basin Shipping Ltd. (Hong Kong)[1]	15,452,000	3,381,932
Star Bulk Carriers Corp. (Greece)*	1,332,568	806,337

		11,598,900

The accompanying notes are an integral part of the financial statements.

7

World Opportunities Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Trading Companies & Distributors - 2.0%
Brenntag AG (Germany)[1]	613,488	$31,967,656

Total Industrials		119,146,081

Information Technology - 15.1%
Internet Software & Services - 9.7%
Alibaba Group Holding Ltd. - ADR (China)*	703,570	57,179,134
Baidu, Inc. - ADR (China)*	272,080	51,434,003
Tencent Holdings Ltd. - Class H (China)[1]	2,297,895	44,992,752

		153,605,889

IT Services - 3.6%
Amdocs Ltd. - ADR	1,055,627	57,605,565

Technology Hardware, Storage & Peripherals - 1.8%
Samsung Electronics Co. Ltd. (South Korea)[1]	26,700	28,477,747

Total Information Technology		239,689,201

Materials - 5.7%
Chemicals - 1.7%
Potash Corp. of Saskatchewan, Inc. (Canada)	410,540	7,028,445
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	1,051,908	19,996,771

		27,025,216

Metals & Mining - 4.0%
Alumina Ltd. (Australia)[1]	22,348,136	18,650,404
Norsk Hydro ASA (Norway)[1]	4,989,326	18,545,828
ThyssenKrupp AG (Germany)[1]	1,366,050	27,079,854

		64,276,086

Total Materials		91,301,302

Telecommunication Services - 3.1%
Wireless Telecommunication Services - 3.1%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	3,322,125	46,709,078
Telesites S.A.B. de C.V. (Mexico)*	3,322,125	2,166,624

Total Telecommunication Services		48,875,702

TOTAL COMMON STOCKS
(Identified Cost $1,745,338,090)		1,565,535,348

The accompanying notes are an integral part of the financial statements.

8

World Opportunities Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 1.3%
Dreyfus Cash Management, Inc. - Institutional Shares[2], 0.23%, (Identified Cost $20,906,895)	20,906,895	$20,906,895

TOTAL INVESTMENTS - 99.7%
(Identified Cost $1,766,244,985)		1,586,442,243
OTHER ASSETS, LESS LIABILITIES - 0.3%		5,483,081

NET ASSETS - 100%		$1,591,925,324

KEY:

ADR - American Depositary Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2015.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United Kingdom - 20.9%; China - 10.9%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

9

World Opportunities Series

Statement of Assets and Liabilities

December 31, 2015

ASSETS:

Investments (identified cost $1,766,244,985)	$1,586,442,243
Receivable for fund shares sold	9,400,237
Foreign tax reclaims receivable	9,063,871
Dividends receivable	2,472,529
Receivable for securities sold	25,786

TOTAL ASSETS	1,607,404,666

LIABILITIES:

Accrued management fees (Note 3)	1,399,418
Accrued transfer agent fees (Note 3)	210,041
Accrued fund accounting and administration fees (Note 3)	102,512
Accrued directors’ fees (Note 3)	6,299
Accrued Chief Compliance Officer service fees (Note 3)	429
Payable for fund shares repurchased	7,010,957
Payable for securities purchased	6,060,060
Other payables and accrued expenses	689,626

TOTAL LIABILITIES	15,479,342

TOTAL NET ASSETS	$1,591,925,324

NET ASSETS CONSIST OF:

Capital stock	$2,352,083
Additional paid-in-capital	2,175,228,094
Distributions in excess of net investment income	(166,451)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(404,390,887)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(181,097,515)

TOTAL NET ASSETS	$1,591,925,324

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($1,591,925,324/235,208,312 shares)	$6.77

The accompanying notes are an integral part of the financial statements.

10

World Opportunities Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $6,325,563) (Note 2)	$69,333,033

EXPENSES:

Management fees (Note 3)	31,947,350
Transfer agent fees (Note 3)	672,455
Fund accounting and administration fees (Note 3)	308,392
Directors’ fees (Note 3)	128,890
Chief Compliance Officer service fees (Note 3)	2,541
Custodian fees	554,305
Miscellaneous	867,899

Total Expenses	34,481,832

NET INVESTMENT INCOME	34,851,201

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(231,490,514)
Foreign currency and translation of other assets and liabilities	1,134,000

(230,356,514)

Net change in unrealized appreciation (depreciation) on-
Investments	143,440,403
Foreign currency and translation of other assets and liabilities	(456,294)

142,984,109

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(87,372,405)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(52,521,204)

The accompanying notes are an integral part of the financial statements.

11

World Opportunities Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
DECREASE IN NET ASSETS:

OPERATIONS:

Net investment income	$34,851,201	$88,301,678
Net realized gain (loss) on investments and foreign currency	(230,356,514)	315,261,349
Net change in unrealized appreciation (depreciation) on investments and foreign currency	142,984,109	(1,121,031,627)

Net decrease from operations	(52,521,204)	(717,468,600)

DISTRIBUTIONS TO SHAREHOLDERS (Note 9):

From net investment income	(29,507,717)	(72,063,094)
From net realized gain on investments	—	(529,776,133)

Total distributions to shareholders	(29,507,717)	(601,839,227)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net decrease from capital share transactions (Note 5)	(3,770,237,638)	(1,161,377,106)

Net decrease in net assets	(3,852,266,559)	(2,480,684,933)

NET ASSETS:

Beginning of year	5,444,191,883	7,924,876,816

End of year (including distributions in excess of net investment income of $166,451 and $2,917,428, respectively)	$1,591,925,324	$5,444,191,883

The accompanying notes are an integral part of the financial statements.

12

World Opportunities Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$7.33	$9.05	$7.75	$6.63	$8.61

Income (loss) from investment operations:
Net investment income[1]	0.08	0.10	0.10	0.12	0.24 [2]
Net realized and unrealized gain (loss) on investments	(0.51)	(1.01)	1.35	1.13	(1.64)

Total from investment operations	(0.43)	(0.91)	1.45	1.25	(1.40)

Less distributions to shareholders:
From net investment income	(0.13)	(0.10)	(0.10)	(0.13)	(0.24)
From net realized gain on investments	—	(0.71)	(0.05)	—	(0.34)

Total distributions to shareholders	(0.13)	(0.81)	(0.15)	(0.13)	(0.58)

Net asset value - End of year	$6.77	$7.33	$9.05	$7.75	$6.63

Net assets - End of year (000’s omitted)	$1,591,925	$5,444,192	$7,924,877	$6,925,778	$5,967,029

Total return[3]	(5.91%)	(9.77%)	18.79%	18.81%	(16.14%)[2]
Ratios (to average net assets)/Supplemental Data:
Expenses	1.08%	1.07%	1.07%	1.08%	1.09%
Net investment income	1.09%	1.16%	1.17%	1.64%	2.84%[2]
Portfolio turnover	71%	43%	46%	45%	52%

1Calculated based on average shares outstanding during the years.

2Includes a special dividend paid by one of the Series’ securities during the year. Without the special dividend, the Series’ net investment income per share, total return and net investment income ratio would have been $0.11, (17.71%) and 1.30%, respectively.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

13

World Opportunities Series

Notes to Financial Statements

1.	Organization

World Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth by investing principally in the common stocks of companies located around the world.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 2.5 billion have been designated as World Opportunities Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

14

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$276,797,519	$141,835,798	$134,961,721	$—
Consumer Staples	457,253,636	90,804,561	366,449,075	—
Energy	104,592,131	97,503,288	7,088,843	—
Health Care	227,879,776	120,933,297	106,946,479	—
Industrials	119,146,081	22,124,020	97,022,061	—
Information Technology	239,689,201	166,218,702	73,470,499	—
Materials	91,301,302	27,025,216	64,276,086	—
Telecommunication Services	48,875,702	48,875,702	—	—
Mutual funds	20,906,895	20,906,895	—	—

Total assets	$1,586,442,243	$736,227,479	$850,214,764	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2014 or December 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and

15

World Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Currency Translation (continued)

unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2012 through December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 1.00% of the Series’ average daily net assets.

16

World Opportunities Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor did not waive any fees for the year ended December 31, 2015. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $2,219,333,371 and $5,867,243,287, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in Class A shares of World Opportunities Series were:

	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	72,756,351	$537,227,756	152,753,313	$1,333,900,544
Reinvested	4,151,198	27,884,107	61,467,184	444,829,184
Repurchased	(584,198,654)	(4,335,349,501)	(347,523,122)	(2,940,106,834)

Total	(507,291,105)	$(3,770,237,638)	(133,302,625)	$(1,161,377,106)

Approximately 8% of the shares outstanding are held by fiduciary accounts where the Advisor has sole investment discretion.

17

World Opportunities Series

Notes to Financial Statements (continued)

6.	Line of Credit

The Series has entered into a $50 million credit facility (the “line of credit”) with Bank of New York Mellon. The Series may borrow under the line of credit for temporary or emergency purposes, including funding shareholder redemptions and other short-term liquidity purposes. The Series pays an annual commitment fee on the unused portion of the line of credit which amounted to $25,667 for the year ended December 31, 2015, which is included in miscellaneous expenses in the Statement of Operations. Interest on the used portion is charged to the Series based on rates determined pursuant to the terms of the agreement at the time of borrowing. During the year ended December 31, 2015, the Series did not borrow under the line of credit. The line of credit expired on June 5, 2015 and was not renewed.

7.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series on December 31, 2015.

8.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

9.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, qualified late year losses, losses deferred due to wash sales and earnings and profits distributed to shareholders on the redemption of shares. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2015, amounts were reclassified within the capital accounts to increase Additional Paid in Capital by $3,726,507, decrease Distributions in Excess of Net Investment Income by $2,592,507 and decrease Accumulated Net Realized Loss on Investments by $1,134,000. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
Ordinary income	$29,507,717	$147,867,959
Long-term capital gains	—	453,971,268

18

World Opportunities Series

Notes to Financial Statements (continued)

9.	Federal Income Tax Information (continued)

At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$1,805,339,205
Unrealized appreciation	71,173,568
Unrealized depreciation	(290,070,530)

Net unrealized depreciation	$(218,896,962)

Capital loss carryover	$(365,296,667)
Qualified late-year losses[1]	$166,451

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2016.

At December 31, 2015, the Series had net short-term capital loss carryforwards of $64,492,049 and net long-term capital loss carryforwards of $300,804,618, which may be carried forward indefinitely.

19

World Opportunities Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of World Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of World Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

20

World Opportunities Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $73,082,760 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2015. The Series had $57,464,689 in foreign source income and paid foreign taxes of $4,456,567.

21

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

22

World Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management

Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

24

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Boston Early Music Festival (non-profit)(2007-present)

Amherst Early Music, Inc. (non-profit)(2009-present)

Gotham Early Music Scene, Inc. (non-profit)(2009-present)

Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university)(1972-present) Culinary Institute of America (non-profit college)(1985-present)

George Eastman House (museum)(1988-present) National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating
Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(2005-present)

Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

25

World Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

World Opportunities Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

27

World Opportunities Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNWOP-12/15-AR

Ohio Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global financial markets during the past year, largely driven by macroeconomic factors. Renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth triggered market gyrations. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Ohio Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and Ohio State personal income tax.

Performance Commentary

Domestic fixed income markets generated modestly positive absolute returns in 2015, although performance across sectors was mixed. Municipal, mortgage-backed, and Treasury securities turned in positive performance for the year, whereas high yield and investment grade corporate bonds were negative.

During 2015, municipal bond yields increased along the shorter end of the yield curve, while decreasing along the rest of the curve. Meanwhile, the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index returned 2.34%. Over the same time period, the Ohio Tax Exempt Series returned 1.31%, underperforming its benchmark.

The Series maintains a significant overweight versus the benchmark to revenue bonds versus general obligation bonds, as well as an overweight to middle-tier (single-A and triple-B) credits within the revenue sector. In our view, revenue bonds continue to offer attractive spreads while exhibiting stable credit fundamentals, and tend to outperform in a rising rate environment as they are cyclical in nature. In addition, the revenue bond sector is generally insulated from political risk and long-term structural risks relating to pension obligations, which the general obligation sector is exposed to.

During 2016 we expect the fixed income landscape to continue to shift as the Federal Reserve considers further changes to U.S. monetary policy. Having raised the federal funds rate, we believe they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. The diverging monetary policies of major central banks, geopolitical risks, commodity price pressures, and the potential for global growth to deviate from expectations could cause volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 45 years.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2015.

For regulatory purposes, this is not an offering in all states.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

Ohio Tax Exempt Series

Performance Update as of December 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Ohio Tax Exempt Series[3]	1.31%	2.49%	2.98%	3.87%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	2.34%	3.46%	4.08%	4.76%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio Tax Exempt Series for the ten years ended December 31, 2015 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 0.77%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.77% for the year ended December 31, 2015.

4The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Ohio Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15
Actual	$1,000.00	$1,012.10	$4.01
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.22	$4.02

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.79%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

4

Ohio Tax Exempt Series

Portfolio Composition as of December 31, 2015

(unaudited)

5

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES - 96.9%
Akron, Various Purposes Impt., G.O. Bond	3.000%	12/1/2017	Aa3	$100,000	$103,994
Akron, Various Purposes Impt., Series A, G.O. Bond	1.250%	12/1/2017	AA2	350,000	352,265
Akron, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/1/2017	AA2	100,000	107,786
Akron, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/1/2018	AA2	225,000	249,806
Akron, Various Purposes Impt., Series C, G.O. Bond	3.000%	12/1/2017	AA2	300,000	311,982
American Municipal Power, Inc., Fremont Energy Center Project, Series B, Revenue Bond	5.000%	2/15/2019	A1	720,000	801,886
American Municipal Power, Inc., Fremont Energy Center Project, Series B, Revenue Bond	5.000%	2/15/2022	A1	200,000	237,022
American Municipal Power, Inc., Prairie State Energy Campus Project, Series A, Revenue Bond, AGC	4.375%	2/15/2020	A1	100,000	108,973
American Municipal Power, Inc., Prairie State Energy Campus Project, Unrefunded Balance, Series A, Revenue Bond, AGC	4.500%	2/15/2018	A1	100,000	107,205
Barberton City School District, G.O. Bond	4.000%	12/1/2019	AA2	625,000	689,500
Batavia Local School District, G.O. Bond, NATL	5.625%	12/1/2022	A2	150,000	167,774
Beavercreek City School District, G.O. Bond	5.000%	12/1/2023	Aa1	500,000	615,615
Butler County Sewer System, Revenue Bond, AGM	5.000%	12/1/2017	Aa3	750,000	807,195
Butler County, Prerefunded Balance, G.O. Bond, AMBAC	5.000%	12/1/2016	Aa2	5,000	5,205
Butler County, Unrefunded Balance, G.O. Bond, AMBAC	5.000%	12/1/2016	Aa2	95,000	98,756
Centerville City School District, School Impt., G.O. Bond	3.000%	12/1/2016	Aa1	100,000	102,139
Cincinnati City School District, School Impt., G.O. Bond	4.500%	6/1/2018	Aa2	350,000	379,159
Cincinnati City School District, School Impt., G.O. Bond, AGM	5.000%	12/1/2018	Aa2	400,000	444,712
Cincinnati Water System, Prerefunded Balance, Series A, Revenue Bond	5.000%	12/1/2017	Aaa	110,000	114,519
Cincinnati Water System, Water Utility Impt., Series A, Revenue Bond	5.000%	12/1/2016	Aaa	150,000	156,200
Cincinnati Water System, Water Utility Impt., Series A, Revenue Bond	5.000%	12/1/2018	Aaa	230,000	256,376
Cincinnati Water System, Water Utility Impt., Series A, Revenue Bond	5.000%	12/1/2018	Aaa	120,000	133,762
Cincinnati Water System, Water Utility Impt., Series A, Revenue Bond	4.250%	12/1/2019	Aaa	200,000	223,702
Cincinnati, Public Impt., Series A, G.O. Bond	5.000%	12/1/2017	Aa2	500,000	538,315
Cincinnati, Public Impt., Series B, G.O. Bond	4.250%	12/1/2017	Aa2	140,000	144,421
Cincinnati, Various Purposes Impt., Series C, G.O. Bond	4.250%	12/1/2017	Aa2	150,000	159,363
Cleveland Department of Public Utilities Division of Public Power, Prerefunded Balance, Series A-1, Revenue Bond, NATL	5.000%	11/15/2018	A3	1,000,000	1,039,130

The accompanying notes are an integral part of the financial statements.

6

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Cleveland Department of Public Utilities Division of Water, Series T, Revenue Bond	5.000%	1/1/2019	Aa1	$370,000	$412,702
Cleveland Department of Public Utilities Division of Water, Series Y, Revenue Bond	5.000%	1/1/2022	Aa1	1,000,000	1,197,570
Cleveland Department of Public Utilities Division of Water, Water Utility Impt., 2nd Lien, Series A, Revenue Bond	5.000%	1/1/2019	Aa2	235,000	261,825
Cleveland, Public Impt., Revenue Bond	4.000%	11/15/2020	A1	220,000	243,984
Columbus City School District, Facilities Construction & Impt., Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2017	Aa2	265,000	275,648
Columbus City School District, Facilities Construction & Impt., Prerefunded Balance, G.O. Bond, AGM	5.000%	12/1/2018	Aa2	125,000	130,023
Columbus, Recreational Facilities Impt., Series A, G.O. Bond	4.000%	2/15/2021	Aaa	500,000	565,430
Columbus, Various Purposes Impt., Series 2, G.O. Bond	4.000%	2/15/2017	Aaa	100,000	103,797
Columbus, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/15/2016	Aaa	105,000	109,507
Columbus, Various Purposes Impt., Series A, G.O. Bond	5.000%	8/15/2018	Aaa	100,000	110,430
Cuyahoga County, G.O. Bond	5.000%	12/1/2018	Aa1	250,000	278,135
Cuyahoga County, Limited Tax, Various Purposes Impt., Series A, G.O. Bond	4.000%	12/1/2018	Aa1	400,000	433,560
Cuyahoga County, Public Impt., Revenue Bond	2.000%	12/1/2017	Aa1	280,000	285,919
Cuyahoga County, Public Impt., Revenue Bond	2.000%	12/1/2018	Aa1	185,000	190,141
Cuyahoga County, Public Impt., Revenue Bond	2.000%	12/1/2019	Aa1	85,000	87,604
Cuyahoga County, Public Impt., Revenue Bond	5.000%	12/1/2024	Aa1	500,000	623,665
Cuyahoga County, Public Impt., Series A, G.O. Bond	5.000%	12/1/2020	Aa1	395,000	463,134
Cuyahoga County, Public Impt., Series A, Revenue Bond	2.000%	12/1/2021	Aa1	155,000	159,497
Cuyahoga County, Public Impt., Series A, Revenue Bond	2.000%	12/1/2022	Aa1	170,000	173,956
Dayton, Water Utility Impt., Revenue Bond	2.000%	12/1/2021	Aa2	245,000	249,662
Dayton, Water Utility Impt., Revenue Bond	2.250%	12/1/2022	Aa2	200,000	205,080
Dayton, Water Utility Impt., Revenue Bond	2.500%	12/1/2023	Aa2	200,000	207,000
Delaware County Sanitary Sewer System, Revenue Bond, AGM	4.500%	12/1/2019	Aa2	150,000	157,356
Delaware County Sanitary Sewer System, Sewer Impt., Revenue Bond	1.000%	12/1/2016	Aa2	255,000	256,257
Delaware County, Public Impt., Revenue Bond	3.000%	12/1/2024	Aa1	305,000	324,587
Dublin City School District, Various Purposes Impt., Series A, G.O. Bond	5.000%	12/1/2017	Aa1	400,000	431,768
Dublin, Various Purposes Impt., G.O. Bond	3.500%	12/1/2035	Aaa	450,000	463,397
Fairfield City School District, G.O. Bond	3.000%	12/1/2016	Aa3	330,000	337,164
Fairfield City School District, G.O. Bond	5.000%	12/1/2020	Aa3	200,000	233,340
Fairfield County, Public Impt., G.O. Bond	2.000%	12/1/2018	Aa2	300,000	307,638

The accompanying notes are an integral part of the financial statements.

7

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Franklin County, G.O. Bond	4.000%	6/1/2017	Aaa	$1,145,000	$1,199,101
Franklin County, G.O. Bond	5.000%	12/1/2025	Aaa	275,000	346,286
Franklin County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2020	Aaa	100,000	110,828
Franklin County, Various Purposes Impt.,
Prerefunded Balance, G.O. Bond	5.000%	12/1/2027	Aaa	500,000	539,440
Gahanna, Public Impt., G.O. Bond	4.000%	12/1/2023	Aa1	300,000	347,370
Gahanna, Public Impt., G.O. Bond	4.000%	12/1/2024	Aa1	375,000	435,881
Greater Cleveland Regional Transit Authority, Capital Impt., Revenue Bond	5.000%	12/1/2026	Aa1	500,000	617,915
Greater Cleveland Regional Transit Authority, Transit Impt., Revenue Bond	4.000%	12/1/2017	Aa1	350,000	370,188
Greater Cleveland Regional Transit Authority, Transit Impt., Revenue Bond	5.000%	12/1/2018	Aa1	350,000	388,427
Greene County Water System, Series A, Revenue Bond, NATL	5.250%	12/1/2020	Aa2	100,000	116,825
Hamilton City School District, Various Purposes Impt., G.O. Bond	4.000%	12/1/2018	AA2	200,000	215,910
Hamilton County Sewer System, Series A, Revenue Bond	5.000%	12/1/2020	Aa2	500,000	586,245
Hamilton County Sewer System, Series A, Revenue Bond	5.000%	12/1/2024	Aa2	570,000	709,399
Hamilton County Sewer System, Sewer Impt., Series A, Revenue Bond	4.000%	12/1/2018	Aa2	150,000	162,585
Hamilton County Sewer System, Sewer Impt., Series A, Revenue Bond	5.000%	12/1/2020	Aa2	500,000	586,245
Hamilton County, Limited Tax, Riverfront Infrastructure, Parking Facility Impt., G.O. Bond	2.000%	12/1/2016	Aa2	200,000	202,712
Hamilton County, Limited Tax, Riverfront Infrastructure, Parking Facility Impt., G.O. Bond	5.000%	12/1/2021	Aa2	500,000	597,595
Hamilton County, Various Purposes Impt., G.O. Bond	4.000%	12/1/2024	Aa2	320,000	369,971
Hamilton Local School District, School Impt., Prerefunded Balance, G.O. Bond, AGM	4.500%	12/1/2033	A2	200,000	203,478
Hancock County, Various Purposes Impt., G.O. Bond, NATL	4.000%	12/1/2016	Aa2	200,000	200,572
Hilliard School District, School Impt., Series A, G.O. Bond	5.000%	12/1/2018	Aa1	500,000	556,575
Hilliard, Limited Tax, Various Purposes Impt., G.O. Bond	3.000%	12/1/2018	Aa1	100,000	105,113
Huber Heights City School District, School Impt., G.O. Bond	5.000%	12/1/2019	A1	300,000	341,301
Huber Heights, Various Purposes Impt., G.O. Bond, AGM	5.000%	6/1/2017	Aa2	115,000	121,887
Independence, Various Purposes Impt., G.O. Bond	3.000%	12/1/2017	Aa1	100,000	103,699
Ironton City School District, School Impt., Prerefunded Balance, G.O. Bond, NATL	4.250%	12/1/2028	A3	200,000	206,828

The accompanying notes are an integral part of the financial statements.

8

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Kenston Local School District, School Impt., G.O. Bond	2.000%	12/1/2017	Aa1	$100,000	$101,807
Lakota Local School District, Butler County, G.O. Bond	5.000%	12/1/2019	Aa1	175,000	199,381
Marysville City Wastewater Treatment System, Revenue Bond, BAM	4.000%	12/1/2017	AA2	200,000	211,144
Marysville City Wastewater Treatment System, Revenue Bond, BAM	4.000%	12/1/2018	AA2	335,000	360,849
Miami County, Various Purposes Impt., G.O. Bond	5.000%	12/1/2018	Aa2	200,000	221,806
Middleburg Heights, G.O. Bond	3.750%	12/1/2017	Aa1	100,000	105,432
Middletown, Various Purposes Impt., G.O. Bond, AGM	4.500%	12/1/2018	Aa3	100,000	108,085
Middletown, Various Purposes Impt., G.O. Bond, AGM	5.000%	12/1/2021	Aa3	230,000	250,810
New Albany, Limited Tax, Recreational Facility Impt., G.O. Bond	3.000%	12/1/2020	Aaa	340,000	366,414
North Ridgeville, Water Utility Impt., G.O. Bond, AGC	4.750%	12/1/2018	Aa2	200,000	220,924
Northeast Ohio Regional Sewer District, Sewer Impt., Revenue Bond	5.000%	11/15/2021	Aa1	750,000	895,688
Ohio State Turnpike Commission, Highway Impt., Series A, Revenue Bond	5.000%	2/15/2018	Aa3	275,000	298,617
Ohio State Turnpike Commission, Highway Impt., Series A, Revenue Bond	5.000%	2/15/2019	Aa3	375,000	419,730
Ohio State Turnpike Commission, Highway Impt., Series A-1, Revenue Bond	5.000%	2/15/2024	A1	400,000	476,252
Ohio State Turnpike Commission, Series A, Revenue Bond	3.250%	2/15/2016	Aa3	100,000	100,373
Ohio State Turnpike Commission, Series A, Revenue Bond, NATL	5.500%	2/15/2019	Aa3	260,000	294,993
The Ohio State University, Series A, Prerefunded Balance, Revenue Bond	5.000%	12/1/2016	WR3	400,000	416,432
Ohio State Water Development Authority, Drinking Water Assistance, Revenue Bond	5.000%	6/1/2021	Aaa	500,000	593,845
Ohio State Water Development Authority, Fresh Water, Revenue Bond	5.500%	12/1/2021	Aaa	125,000	153,159
Ohio State Water Development Authority, Pollution Control, Series C, Revenue Bond	3.000%	12/1/2021	Aaa	300,000	325,278
Ohio State Water Development Authority, Pure Water, Prerefunded Balance, Series I, Revenue Bond, AMBAC	6.000%	12/1/2016	Aaa	5,000	5,148
Ohio State Water Development Authority, Series A, Revenue Bond	5.000%	12/1/2017	Aaa	150,000	161,973
Ohio State Water Development Authority, Series B-1, Revenue Bond	5.000%	12/1/2017	Aaa	125,000	134,977

The accompanying notes are an integral part of the financial statements.

9

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Ohio State Water Development Authority, Sewer Impt., Series A, Revenue Bond	5.000%	6/1/2020	Aaa	$450,000	$521,955
Ohio State, Infrastructure Impt., Series A, G.O. Bond	5.000%	9/1/2025	Aa1	350,000	441,161
Ohio State, School Impt., Series B, G.O. Bond	5.000%	6/15/2024	Aa1	1,150,000	1,395,835
Ohio State, Series A, G.O. Bond	5.000%	9/15/2021	Aa1	500,000	596,245
Ohio State, Series B, Revenue Bond	5.000%	12/15/2018	Aa2	650,000	721,669
Ohio State, Series B, Revenue Bond	5.000%	12/15/2019	Aa2	350,000	399,000
Olentangy Local School District, Public Impt., Unrefunded Balance, G.O. Bond, AGM	5.000%	12/1/2030	Aa1	100,000	101,940
Olentangy Local School District, School Impt., G.O. Bond	5.000%	12/1/2019	Aa1	100,000	114,261
Olentangy Local School District, School Impt., Series A, G.O. Bond	4.300%	12/1/2016	Aa1	150,000	154,859
Olentangy Local School District, Series B, G.O. Bond	5.000%	12/1/2018	Aa1	150,000	166,698
Olentangy Local School District, Series B, G.O. Bond	3.000%	12/1/2020	Aa1	115,000	124,447
Oregon City School District, School Impt., G.O. Bond	4.000%	12/1/2017	Aa3	100,000	105,768
Portage County, Limited Tax, Various Purposes Impt., G.O. Bond	4.000%	12/1/2017	AA2	250,000	265,117
Sandy Valley Local School District, School Impt., Prerefunded Balance, G.O. Bond, XLCA	4.500%	12/1/2033	A2	100,000	101,732
Sheffield, Limited Tax, Various Purposes Impt., G.O. Bond	2.000%	12/1/2018	AA2	140,000	143,422
Springboro Community City School District, G.O. Bond, AGM	5.250%	12/1/2018	Aa3	200,000	222,748
Springboro Sewer System, Revenue Bond	4.000%	6/1/2018	Aa2	100,000	106,496
Springboro, Limited Tax, Public Impt., G.O. Bond	5.000%	12/1/2019	Aa1	100,000	110,373
Summit County, Series A, G.O. Bond, NATL	4.750%	12/1/2019	Aa1	120,000	124,636
Summit County, Various Purposes Impt., Series R, G.O. Bond, NATL	5.500%	12/1/2019	Aa1	100,000	116,249
Sylvania City School District, School Impt., Prerefunded Balance, G.O. Bond, AGC	5.000%	12/1/2020	A1	150,000	159,016
Sylvania City School District, School Impt., Prerefunded Balance, G.O. Bond, AGC	5.000%	12/1/2025	A1	270,000	286,230
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2018	Aa3	500,000	554,415
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2019	Aa3	500,000	569,635
Toledo, Limited Tax, Capital Impt., G.O. Bond	5.000%	12/1/2019	A2	275,000	311,173
Troy, Limited Tax, Water & Sewer Impt., G.O. Bond	2.000%	12/1/2020	Aa1	100,000	102,236
Upper Arlington, Various Purposes Impt., G.O. Bond	4.000%	12/1/2024	Aaa	535,000	627,100
Westerville, Various Purposes Impt., G.O. Bond	5.000%	12/1/2020	Aaa	100,000	117,041

The accompanying notes are an integral part of the financial statements.

10

Ohio Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

OHIO MUNICIPAL SECURITIES (continued)
Worthington City School District, G.O. Bond	4.000%	12/1/2018	Aa1	$400,000	$433,140

TOTAL MUNICIPAL BONDS (Identified Cost $42,570,332)					43,096,628

SHORT-TERM INVESTMENT - 4.2%

General AMT - Free Municipal Money Market Fund - Class R (Identified Cost $1,854,086)	0.01%[4]			1,854,086	1,854,086

TOTAL INVESTMENTS - 101.1% (Identified Cost $44,424,418)					44,950,714
LIABILITIES, LESS OTHER ASSETS - (1.1%)					(498,802)

NET ASSETS - 100%					$44,451,912

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGC (Assured Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

BAM (Build America Mutual Assurance Co.)

NATL (National Public Finance Guarantee Corp.)

XLCA (XL Capital Assurance)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3Credit rating has been withdrawn. As of December 31, 2015, there is no rating available (unaudited).

4Rate shown is the current yield as of December 31, 2015.

The accompanying notes are an integral part of the financial statements.

11

Ohio Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2015

ASSETS:

Investments, at value (identified cost $44,424,418) (Note 2)	$44,950,714
Interest receivable	235,965

TOTAL ASSETS	45,186,679

LIABILITIES:

Accrued management fees (Note 3)	18,996
Accrued fund accounting and administration fees (Note 3)	17,971
Accrued Chief Compliance Officer service fees (Note 3)	429
Accrued transfer agent fees (Note 3)	422
Payable for securities purchased	688,963
Other payables and accrued expenses	7,986

TOTAL LIABILITIES	734,767

TOTAL NET ASSETS	$44,451,912

NET ASSETS CONSIST OF:

Capital stock	$41,787
Additional paid-in-capital	43,910,025
Undistributed net investment income	50,887
Accumulated net realized loss on investments	(77,083)
Net unrealized appreciation on investments	526,296

TOTAL NET ASSETS	$44,451,912

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($44,451,912/4,178,654 shares)	$10.64

The accompanying notes are an integral part of the financial statements.

12

Ohio Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:

Interest	$628,015
Dividends	237

Total Investment Income	628,252

EXPENSES:

Management fees (Note 3)	226,654
Fund accounting and administration fees (Note 3)	60,842
Chief Compliance Officer service fees (Note 3)	2,541
Directors’ fees (Note 3)	1,780
Transfer agent fees (Note 3)	989
Audit fees	33,817
Custodian fees	1,955
Miscellaneous	18,381

Total Expenses	346,959

NET INVESTMENT INCOME	281,293

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized loss on investments	(45,591)
Net change in unrealized appreciation on investments	323,164

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	277,573

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$558,866

The accompanying notes are an integral part of the financial statements.

13

Ohio Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$281,293	$275,269
Net realized gain (loss) on investments	(45,591)	117,853
Net change in unrealized appreciation on investments	323,164	138,436

Net increase from operations	558,866	531,558

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(286,649)	(241,046)
From net realized gain on investments	—	(179,131)

Total distributions to shareholders	(286,649)	(420,177)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(416,052)	4,291,335

Net increase (decrease) in net assets	(143,835)	4,402,716

NET ASSETS:

Beginning of year	44,595,747	40,193,031

End of year (including undistributed net investment income of $50,887 and $56,243, respectively)	$44,451,912	$44,595,747

The accompanying notes are an integral part of the financial statements.

14

Ohio Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.57	$10.54	$10.93	$10.77	$10.30

Income (loss) from investment operations:
Net investment income[1]	0.07	0.07	0.14	0.16	0.26
Net realized and unrealized gain (loss) on investments	0.07	0.06	(0.31)	0.17	0.62

Total from investment operations	0.14	0.13	(0.17)	0.33	0.88

Less distributions to shareholders:

From net investment income	(0.07)	(0.06)	(0.14)	(0.17)	(0.25)
From net realized gain on investments	—	(0.04)	(0.08)	— [2]	(0.16)

Total distributions to shareholders	(0.07)	(0.10)	(0.22)	(0.17)	(0.41)

Net asset value - End of year	$10.64	$10.57	$10.54	$10.93	$10.77

Net assets - End of year (000’s omitted)	$44,452	$44,596	$40,193	$38,749	$37,676

Total return[3]	1.31%	1.27%	(1.59%)	3.09%	8.65%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.77%	0.72%	0.78%	0.76%	0.80%
Net investment income	0.62%	0.65%	1.34%	1.45%	2.41%
Portfolio turnover	32%	41%	27%	9%	60%

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

15

Ohio Tax Exempt Series

Notes to Financial Statements

1.	Organization

Ohio Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and Ohio State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 100 million have been designated as Ohio Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$43,096,628	$—	$43,096,628	$—
Mutual fund	1,854,086	1,854,086	—	—

Total assets	$44,950,714	$1,854,086	$43,096,628	$—

There were no Level 3 securities held by the Series as of December 31, 2014 or December 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2012 through December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

17

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2015. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

18

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $14,947,861 and $13,812,997, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Ohio Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	444,806	$4,719,459	785,090	$8,344,570
Reinvested	26,854	281,527	39,016	414,025
Repurchased	(511,356)	(5,417,038)	(420,466)	(4,467,260)

Total	(39,696)	$(416,052)	403,640	$4,291,335

Over 90% of the shares outstanding are held by fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2015.

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
Ordinary income	$ —	$ 2,669
Tax exempt income	286,649	238,385
Long-term capital gains	—	179,123

At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

19

Ohio Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

Cost for federal income tax purposes	$44,424,418
Unrealized appreciation	552,807
Unrealized depreciation	(26,511)

Net unrealized appreciation	$526,296

Undistributed tax exempt income	$50,887
Capital Loss Carryforwards	$(77,083)

At December 31, 2015, the Series had net short-term capital loss carryforwards of $11,099 and net long-term capital loss carryforwards of $65,984, which may be carried forward indefinitely.

20

Ohio Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Ohio Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Ohio Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

21

Ohio Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $286,649 as tax exempt dividends for the year ended December 31, 2015. It is the intention of the Series to designate the maximum allowable under tax law.

22

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

23

Ohio Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

24

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

25

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Boston Early Music Festival (non-profit)(2007-present) Amherst Early Music, Inc. (non-profit)(2009-present) Gotham Early Music Scene, Inc. (non-profit)(2009-present)

Partnership for New York City, Inc. (non-profit) (1989-2010)

New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university)(1972-present)

Culinary Institute of America (non-profit college)(1985-present)

George Eastman House (museum)(1988-present)

National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

26

Ohio Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

27

Ohio Tax Exempt Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

28

Ohio Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNOTE-12/15-AR

Diversified Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global financial markets during the past year, largely driven by macroeconomic factors. Renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth triggered market gyrations. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Diversified Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax.

Performance Commentary

Domestic fixed income markets generated modestly positive absolute returns in 2015, although performance across sectors was mixed. Municipal, mortgage-backed, and Treasury securities turned in positive performance for the year, whereas high yield and investment grade corporate bonds were negative.

During 2015, municipal bond yields increased along the shorter end of the yield curve, while decreasing along the rest of the curve. Meanwhile, the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index returned 2.34%. Over the same time period, the Diversified Tax Exempt Series returned 1.51%, underperforming its benchmark.

The Series maintains a significant overweight versus the benchmark to revenue bonds versus general obligation bonds, as well as an overweight to middle-tier (single-A and triple-B) credits within the revenue sector. In our view, revenue bonds continue to offer attractive spreads while exhibiting stable credit fundamentals, and tend to outperform in a rising rate environment as they are cyclical in nature. In addition, the revenue bond sector is generally insulated from political risk and long-term structural risks relating to pension obligations, which the general obligation sector is exposed to.

During 2016 we expect the fixed income landscape to continue to shift as the Federal Reserve considers further changes to U.S. monetary policy. Having raised the federal funds rate, we believe they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. The diverging monetary policies of major central banks, geopolitical risks, commodity price pressures, and the potential for global growth to deviate from expectations could cause volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 45 years.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2015.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

Diversified Tax Exempt Series

Performance Update as of December 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Diversified Tax Exempt Series[3]	1.51%	2.55%	3.07%	4.04%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	2.34%	3.46%	4.08%	4.76%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified Tax Exempt Series for the ten years ended December 31, 2015 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from February 14, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 0.57%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.57% for the year ended December 31, 2015.

4The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Diversified Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15
Actual	$1,000.00	$1,013.20	$2.89
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.33	$2.91

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.57%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratio stated above may differ from the expense ratio stated in the financial highlights, which is based on one-year data.

4

Diversified Tax Exempt Series

Portfolio Composition as of December 31, 2015

(unaudited)

Top Ten States[2]
Florida	8.1%	Texas	5.4%
New York	8.0%	North Carolina	4.1%
Pennsylvania	7.0%	Illinois	3.8%
Ohio	6.0%	Nebraska	3.6%
Washington	5.9%	Kansas	3.6%

2As a percentage of total investments.

5

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS - 96.2%

ALASKA - 0.2%
Alaska Municipal Bond Bank Authority, Series 2, Revenue Bond	5.000%	9/1/2022	Aa2	$500,000	$592,335

ARIZONA - 3.4%
Arizona Health Facilities Authority, Banner Health, Prerefunded Balance, Series A, Revenue Bond	5.000%	1/1/2019	AA2	795,000	829,575
Mesa, Multiple Utility Impt., Revenue Bond	5.000%	7/1/2023	Aa2	1,050,000	1,282,711
Mesa, Multiple Utility Impt., Revenue Bond	5.000%	7/1/2024	Aa2	1,200,000	1,485,420
Pima County Sewer System, Series A, Revenue Bond	5.000%	7/1/2019	AA2	1,000,000	1,129,860
Pima County Sewer System, Series B, Revenue Bond	5.000%	7/1/2020	AA2	1,400,000	1,622,054
Salt River Project Agricultural Impt. & Power District, Series A, Revenue Bond	5.000%	12/1/2018	Aa1	1,340,000	1,491,621
Salt River Project Agricultural Impt. & Power District, Series B, Revenue Bond	4.000%	1/1/2018	Aa1	1,715,000	1,820,490
Salt River Project Agricultural Impt. & Power District, Series B, Revenue Bond	5.000%	12/1/2020	Aa1	400,000	468,996
Tucson Water System, Series A, Revenue Bond	5.000%	7/1/2018	Aa2	1,400,000	1,538,292
Yavapai County Industrial Development Authority, Northern Arizona Healthcare System, Revenue Bond	5.000%	10/1/2020	AA2	460,000	530,739

					12,199,758

COLORADO - 2.1%
Boulder Water & Sewer, Revenue Bond	5.000%	12/1/2019	Aa1	1,500,000	1,716,900
Colorado Springs Utilities System, Series C-1, Revenue Bond	5.000%	11/15/2019	Aa2	2,435,000	2,785,056
Denver Wastewater Management Division Department of Public Works, Revenue Bond	4.000%	11/1/2020	Aa2	1,500,000	1,692,720
Platte River Power Authority, Series GG, Revenue Bond, AGM	5.000%	6/1/2018	Aa2	1,210,000	1,325,567

					7,520,243

CONNECTICUT - 0.1%
Connecticut Municipal Electric Energy Cooperative, Series A, Revenue Bond	4.000%	1/1/2017	Aa3	420,000	434,003

DELAWARE - 0.6%
Delaware River & Bay Authority, Series C, Revenue Bond	5.000%	1/1/2019	A1	2,000,000	2,220,160

The accompanying notes are an integral part of the financial statements.

6

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

DISTRICT OF COLUMBIA - 0.3%
District of Columbia Water & Sewer Authority, Series C, Revenue Bond	5.000%	10/1/2022	Aa3	$1,000,000	$1,212,600

FLORIDA - 8.0%
Cape Coral, Water Utility Impt., Special Assessment, NATL	4.500%	7/1/2021	A2	1,755,000	1,812,933
Daytona Beach Utility System, Water Utility Impt., Revenue Bond, AGM	5.000%	11/1/2019	A1	1,010,000	1,144,532
Florida Municipal Power Agency, St. Lucie Project, Series A, Revenue Bond	5.000%	10/1/2018	A2	1,065,000	1,172,150
Florida Municipal Power Agency, Stanton II Project, Swap Termination, Series A, Revenue Bond	4.000%	10/1/2017	A1	635,000	668,750
Florida’s Turnpike Enterprise, Series A, Revenue Bond	5.000%	7/1/2017	Aa3	1,000,000	1,062,960
Florida’s Turnpike Enterprise, Series C, Revenue Bond	5.000%	7/1/2019	Aa3	920,000	1,040,492
Fort Lauderdale, Water & Sewer, Revenue Bond	5.000%	9/1/2020	Aa1	1,545,000	1,802,721
Fort Myers Utility System, Utility Impt., Revenue Bond	5.000%	10/1/2019	Aa3	785,000	892,647
JEA Electric System, Series B, Revenue Bond	5.000%	10/1/2019	Aa3	2,000,000	2,274,260
JEA Electric System, Swap Termination, Series B, Revenue Bond	5.000%	10/1/2019	Aa3	1,500,000	1,705,695
Miami-Dade County Expressway Authority, Swap Termination, Series A, Revenue Bond, AGM	4.000%	7/1/2018	A2	1,000,000	1,067,480
Miami-Dade County, Transit System Sales Surtax, Transit Impt., Series A, Revenue Bond, AGC	4.000%	7/1/2017	A1	1,465,000	1,534,309
Miami-Dade County, Water & Sewer System, Revenue Bond	5.000%	10/1/2023	Aa3	2,000,000	2,441,960
Miami-Dade County, Water & Sewer System, Series B, Revenue Bond, AGM	5.250%	10/1/2019	Aa3	500,000	573,130
Okaloosa County, Water & Sewer, Revenue Bond	5.000%	7/1/2023	Aa3	2,065,000	2,488,139
Orlando Utilities Commission, Series A, Revenue Bond	4.000%	10/1/2017	Aa2	400,000	422,088
Orlando-Orange County Expressway Authority, Revenue Bond	5.000%	7/1/2018	A2	675,000	740,266
Orlando-Orange County Expressway Authority, Revenue Bond	5.000%	7/1/2019	A2	500,000	564,380
Orlando-Orange County Expressway Authority, Swap Termination, Series B, Revenue Bond	5.000%	7/1/2020	A2	1,165,000	1,345,645
Port St. Lucie Utility System, Revenue Bond, AGC	5.000%	9/1/2017	A1	1,730,000	1,845,841
Port St. Lucie Utility System, Revenue Bond, AGC	5.000%	9/1/2018	A1	400,000	440,204
Port St. Lucie Utility System, Water Utility Impt., Revenue Bond, NATL	5.250%	9/1/2023	A1	500,000	600,905

The accompanying notes are an integral part of the financial statements.

7

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

FLORIDA (continued)
South Miami Health Facilities Authority, Baptist Health South Florida Group, Revenue Bond	5.000%	8/15/2018	Aa2	$500,000	$533,565
Tampa, BayCare Health System, Revenue Bond	5.000%	11/15/2018	Aa2	500,000	554,415

					28,729,467

GEORGIA - 3.3%
Atlanta, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2017	Aa3	1,000,000	1,075,760
Atlanta, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2019	Aa3	1,160,000	1,323,061
DeKalb County, Water & Sewerage, Revenue Bond	5.000%	10/1/2019	Aa3	500,000	567,285
DeKalb County, Water & Sewerage, Series A, Revenue Bond	5.000%	10/1/2018	Aa3	1,585,000	1,749,903
Fulton County Water & Sewerage, Revenue Bond	5.000%	1/1/2017	Aa3	1,000,000	1,043,600
Fulton County Water & Sewerage, Revenue Bond	5.000%	1/1/2019	Aa3	1,200,000	1,336,224
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.250%	1/1/2019	A2	2,250,000	2,519,145
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.250%	1/1/2019	A2	500,000	559,810
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.000%	11/1/2019	A1	485,000	552,202
Municipal Electric Authority of Georgia, Series A, Revenue Bond	5.000%	11/1/2020	A1	1,000,000	1,163,740

					11,890,730

HAWAII - 0.9%
Honolulu County Wastewater System, Sewer Impt., Series A, Revenue Bond	5.000%	7/1/2020	Aa3	1,000,000	1,129,140
Honolulu County Wastewater System, Sewer Impt., Series A, Revenue Bond	5.000%	7/1/2023	Aa3	1,750,000	2,127,615

					3,256,755

ILLINOIS - 3.7%
Aurora, Waterworks & Sewerage, Series B, Revenue Bond	3.000%	12/1/2022	AA2	500,000	530,670
Aurora, Waterworks & Sewerage, Series B, Revenue Bond	3.000%	12/1/2023	AA2	625,000	659,738
Central Lake County Joint Action Water Agency, Revenue Bond	4.000%	5/1/2018	Aa2	750,000	801,038
Central Lake County Joint Action Water Agency, Revenue Bond	4.000%	5/1/2019	Aa2	760,000	828,195

The accompanying notes are an integral part of the financial statements.

8

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

ILLINOIS (continued)
Central Lake County Joint Action Water Agency, Series A, Revenue Bond	2.000%	5/1/2017	Aa2	$575,000	$583,412
Chicago Wastewater Transmission Revenue, Second Lien, Series C, Revenue Bond	5.000%	1/1/2019	A2	500,000	541,945
Chicago Waterworks, Water Utility Impt., Revenue Bond	3.000%	11/1/2016	Baa2	875,000	886,664
Chicago Waterworks, Water Utility Impt., Revenue Bond	5.000%	11/1/2017	Baa2	600,000	633,672
Du Page & Will Counties Community School District No. 204 Indian Prairie, Series A, G.O. Bond	5.000%	12/30/2018	Aa1	820,000	909,774
Illinois Municipal Electric Agency, Series A, Revenue Bond	5.000%	2/1/2018	A1	500,000	539,755
Illinois Municipal Electric Agency, Series A, Revenue Bond	5.000%	2/1/2025	A1	2,000,000	2,414,960
Illinois State Toll Highway Authority, Series A, Revenue Bond	5.000%	12/1/2019	Aa3	1,000,000	1,136,850
Illinois State, Public Impt., G.O. Bond	4.000%	7/1/2016	Baa1	2,000,000	2,030,060
Sangamon & Morgan Counties Community Unit School District No. 16 New Berlin, School Impt., G.O. Bond, NATL	5.500%	2/1/2019	A3	725,000	813,443

					13,310,176

INDIANA - 2.2%
Avon Community School Building Corp., Revenue Bond, AMBAC	4.250%	7/15/2018	AA2	1,450,000	1,519,571
Fort Wayne Waterworks, Water Utility Impt., Revenue Bond	2.000%	12/1/2020	Aa3	745,000	762,999
Indiana Finance Authority, Beacon Health System, Series A, Revenue Bond	5.000%	8/15/2017	AA2	500,000	533,400
Indiana Municipal Power Agency, Series A, Revenue Bond	5.000%	1/1/2019	A1	2,540,000	2,818,816
Indiana Municipal Power Agency, Series A, Revenue Bond	4.000%	1/1/2020	A1	750,000	824,985
Lafayette, Sewage Works, Revenue Bond	4.000%	7/1/2017	AA2	500,000	523,655
Lafayette, Sewage Works, Sewer Impt., Revenue Bond	3.000%	1/1/2017	AA2	470,000	481,040
Lafayette, Sewage Works, Sewer Impt., Revenue Bond	3.000%	7/1/2018	AA2	475,000	497,315

					7,961,781

IOWA - 0.7%
Cedar Falls, Electric Utility, Revenue Bond	5.000%	12/1/2023	Aa2	2,000,000	2,440,640

The accompanying notes are an integral part of the financial statements.

9

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

KANSAS - 3.5%
Kansas Development Finance Authority, Series D, Revenue Bond	5.000%	11/15/2020	Aa2	$500,000	$571,800
Kansas Turnpike Authority, Series A, Revenue Bond	5.000%	9/1/2019	AA2	2,965,000	3,360,264
Topeka Combined Utility, Series A, Revenue Bond	4.000%	8/1/2019	Aa3	845,000	922,334
Wichita, Water & Sewer Utility, Series A, Revenue Bond	5.000%	10/1/2017	AA2	2,000,000	2,143,660
Wichita, Water & Sewer Utility, Series A, Revenue Bond	5.000%	10/1/2018	AA2	1,000,000	1,106,190
Wichita, Water & Sewer Utility, Series B, Revenue Bond	5.000%	10/1/2019	AA2	2,000,000	2,269,940
Wyandotte County-Kansas City Unified Government Utility System, Water Utility Impt., Series A, Revenue Bond	4.000%	9/1/2018	A3	450,000	482,589
Wyandotte County-Kansas City Unified Government Utility System, Water Utility Impt., Series A, Revenue Bond	5.000%	9/1/2020	A3	1,495,000	1,727,263

					12,584,040

KENTUCKY - 0.2%
Kentucky Turnpike Authority, Series A, Revenue Bond	5.000%	7/1/2019	Aa2	500,000	563,465

LOUISIANA - 1.6%
City of New Orleans LA Sewerage Service Revenue	5.000%	6/1/2021	A2	600,000	698,328
Lafayette Utilities, Sewer Impt., Revenue Bond	4.000%	11/1/2018	A1	1,135,000	1,223,893
Lafayette Utilities, Water & Sewer Impt., Revenue Bond	5.000%	11/1/2019	A1	990,000	1,124,779
New Orleans, Water Utility Impt., Revenue Bond	5.000%	12/1/2020	A2	1,700,000	1,952,535
St. Charles Parish Waterworks & Wastewater District No. 1, Revenue Bond	2.000%	7/1/2017	A2	750,000	761,363

					5,760,898

MAINE - 0.6%
Maine Municipal Bond Bank, Various Purposes Impt., Series E, Revenue Bond	4.000%	11/1/2021	Aa2	570,000	645,143
Maine Turnpike Authority, Revenue Bond	5.000%	7/1/2017	Aa3	1,500,000	1,594,440

					2,239,583

MARYLAND - 0.6%
Baltimore, Water Utility Impt., Series A, Revenue Bond	4.000%	7/1/2018	Aa3	500,000	536,175

The accompanying notes are an integral part of the financial statements.

10

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

MARYLAND (continued)
Maryland Health & Higher Educational Facilities Authority, Revenue Bond	5.000%	7/1/2019	A2	$500,000	$557,460
Maryland State, Public Impt., Series A, G.O. Bond	5.250%	3/1/2017	Aaa	1,000,000	1,053,950

					2,147,585

MASSACHUSETTS - 2.3%
Commonwealth of Massachusetts, Public Impt., Series D-2, G.O. Bond[3]	0.310%	8/1/2043	Aa1	1,225,000	1,223,971
Commonwealth of Massachusetts, Series C, G.O.Bond	3.625%	10/1/2040	Aa1	3,000,000	3,020,760
Lynn Water & Sewer Commission, Revenue Bond	5.000%	6/1/2017	A1	1,500,000	1,589,505
Massachusetts Health & Educational Facilities Authority, Series G, Revenue Bond	5.000%	7/1/2018	Aa3	600,000	637,632
Massachusetts Municipal Wholesale Electric Co., Project No. 3, Revenue Bond	5.000%	7/1/2016	A3	1,000,000	1,023,260
Massachusetts Municipal Wholesale Electric Co., Project No. 6, Revenue Bond	5.000%	7/1/2017	A3	590,000	626,875

					8,122,003

MICHIGAN - 1.3%
Ann Arbor Sewage Disposal System, Revenue Bond	3.000%	7/1/2020	AA2	1,000,000	1,077,490
Bay City School District, G.O. Bond	3.000%	11/1/2016	AA2	500,000	509,600
Emmet County, Public Impt., G.O. Bond	2.250%	5/1/2018	Aa3	910,000	932,068
Grand Rapids, Water Supply System, Revenue Bond	5.000%	1/1/2018	Aa2	550,000	594,137
Walled Lake Consolidated School District, G.O. Bond	5.000%	5/1/2019	Aa1	1,000,000	1,117,410
West Ottawa Public Schools, Series I, G.O. Bond	5.000%	5/1/2019	Aa2	400,000	446,964

					4,677,669

MINNESOTA - 0.8%
Minnesota Agricultural & Economic Development
Board, Series C-1, Revenue Bond, AGC	5.000%	2/15/2016	AA2	540,000	542,862
Minnesota Municipal Power Agency, Series A, Revenue Bond	5.000%	10/1/2018	A2	2,130,000	2,347,942
Western Minnesota Municipal Power Agency, Prerefunded Balance, Revenue Bond	6.625%	1/1/2016	Aaa	35,000	35,000

					2,925,804

The accompanying notes are an integral part of the financial statements.

11

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

MISSISSIPPI - 0.2%
Mississippi Hospital Equipment & Facilities Authority, Series 1, Revenue Bond	5.000%	10/1/2017	Aa3	$750,000	$801,360

MISSOURI - 2.4%
Kansas City, Sanitary Sewer System, Revenue Bond	4.000%	1/1/2017	Aa2	2,155,000	2,227,731
Kansas City, Sanitary Sewer System, Series A, Revenue Bond	2.000%	1/1/2018	Aa2	2,425,000	2,476,289
Missouri Housing Development Commission, Series A, Revenue Bond	1.600%	11/1/2019	AA2	295,000	297,649
Missouri Joint Municipal Electric Utility Commission, Prerefunded Balance, Series A, Revenue Bond, AMBAC	5.000%	1/1/2021	A2	1,535,000	1,602,233
Missouri Joint Municipal Electric Utility Commission, Revenue Bond	5.000%	1/1/2018	A3	500,000	538,780
Missouri Joint Municipal Electric Utility Commission, Series A, Revenue Bond	4.000%	1/1/2018	A2	750,000	794,445
Missouri State Health & Educational Facilities Authority, Revenue Bond	5.000%	1/1/2020	Aa2	725,000	830,147

					8,767,274

NEBRASKA - 3.6%
Lincoln Electric System, Revenue Bond	5.000%	9/1/2021	AA2	2,000,000	2,379,660
Municipal Energy Agency of Nebraska, Series A, Revenue Bond	5.000%	4/1/2018	A2	630,000	684,155
Municipal Energy Agency of Nebraska, Series A, Revenue Bond	5.000%	4/1/2018	A2	500,000	542,980
Nebraska Public Power District, Prerefunded Balance, Series B, Revenue Bond	5.000%	1/1/2019	A1	600,000	648,654
Nebraska Public Power District, Revenue Bond	5.000%	1/1/2019	A1	1,000,000	1,112,580
Nebraska Public Power District, Series A, Revenue Bond	5.000%	1/1/2019	A1	500,000	556,290
Nebraska Public Power District, Series B, Revenue Bond	5.000%	1/1/2020	A1	1,000,000	1,142,080
Nebraska Public Power District, Series C, Revenue Bond	5.000%	1/1/2018	A1	2,160,000	2,333,340
Omaha Public Power District, Series A, Revenue Bond	4.000%	2/1/2018	A1	1,120,000	1,189,126
Omaha Public Power District, Series C, Revenue Bond	5.000%	2/1/2018	Aa2	675,000	731,545
Omaha Public Power District, Series C, Revenue Bond	5.000%	2/1/2019	Aa2	1,265,000	1,412,170

					12,732,580

The accompanying notes are an integral part of the financial statements.

12

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NEW HAMPSHIRE - 0.8%
New Hampshire State Turnpike System, Series B, Revenue Bond	5.000%	2/1/2020	A1	$2,575,000	$2,945,826

NEW JERSEY - 1.5%
Hudson County, G.O. Bond	2.000%	12/1/2017	AA2	1,000,000	1,020,430
New Jersey Health Care Facilities Financing Authority, Kennedy Health System, Revenue Bond	2.000%	7/1/2018	A3	455,000	463,372
New Jersey State Turnpike Authority, Series A, Revenue Bond	3.000%	1/1/2016	A3	1,100,000	1,100,000
New Jersey State Turnpike Authority, Series B, Revenue Bond	5.000%	1/1/2019	A3	1,625,000	1,803,376
New Jersey State Turnpike Authority, Series H, Revenue Bond	5.000%	1/1/2020	A3	915,000	1,014,296

					5,401,474

NEW MEXICO - 1.4%
Albuquerque Bernalillo County Water Utility Authority,
Water Utility Impt., Revenue Bond	5.000%	7/1/2022	Aa2	1,250,000	1,512,688
Albuquerque Bernalillo County Water Utility Authority, Water Utility Impt., Revenue Bond	5.000%	7/1/2023	Aa2	2,000,000	2,451,920
Las Cruces, Multiple Utility Impt., Revenue Bond	2.000%	6/1/2018	Aa2	875,000	896,683

					4,861,291

NEW YORK - 7.9%
Metropolitan Transportation Authority, Series D-1, Revenue Bond	5.000%	11/15/2024	A1	1,385,000	1,715,198
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2017	A1	1,145,000	1,233,841
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2018	A1	725,000	805,649
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2019	A1	1,315,000	1,502,427
Metropolitan Transportation Authority, Transit Impt., Subseries D-2, Revenue Bond[3]	0.370%	11/15/2044	A1	1,600,000	1,588,384
Nassau County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2019	A2	1,000,000	1,116,510
New York City, Public Impt., Series F-1, G.O. Bond	5.000%	6/1/2024	Aa2	2,880,000	3,559,795
New York City, Series 1, G.O. Bond	5.000%	8/1/2023	Aa2	2,000,000	2,450,840
New York City, Series A, G.O. Bond	5.000%	8/1/2023	Aa2	2,000,000	2,450,840
New York State Dormitory Authority, Series 1, Revenue Bond	4.000%	7/1/2020	Aa3	420,000	468,926

The accompanying notes are an integral part of the financial statements.

13

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NEW YORK (continued)
New York State Thruway Authority Highway & Bridge Trust Fund, Highway Impt., Series B, Revenue Bond	5.000%	4/1/2019	AA2	$2,135,000	$2,361,417
New York State Thruway Authority, Highway Impt., Series H, Revenue Bond, NATL	5.000%	1/1/2017	A2	600,000	625,848
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	4.000%	1/1/2019	A2	1,000,000	1,078,880
New York State Urban Development Corp., Highway Impt., Series C, Revenue Bond	5.000%	3/15/2024	Aa1	765,000	941,202
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	4.000%	11/15/2018	Aa3	500,000	542,250
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2017	Aa3	575,000	619,056
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	4.000%	11/15/2019	Aa3	725,000	803,902
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2020	Aa3	920,000	1,078,534
Triborough Bridge & Tunnel Authority, Subseries A, Revenue Bond	5.000%	11/15/2023	A1	2,805,000	3,434,302

					28,377,801

NORTH CAROLINA - 4.1%
Cape Fear Public Utility Authority, Sewer Impt., Revenue Bond	5.000%	8/1/2019	Aa2	1,240,000	1,361,718
Charlotte, Water & Sewer System, Revenue Bond	5.000%	12/1/2020	Aaa	1,400,000	1,649,578
The Charlotte-Mecklenburg Hospital Authority, Series A, Revenue Bond	5.000%	1/15/2017	Aa3	415,000	433,829
The Charlotte-Mecklenburg Hospital Authority, Series A, Revenue Bond	3.000%	1/15/2018	Aa3	500,000	520,275
North Carolina Eastern Municipal Power Agency, Prerefunded Balance, Series A, Revenue Bond, AGC	5.250%	1/1/2019	A3	1,265,000	1,373,031
North Carolina Medical Care Commission, Moses Cone Health System, Revenue Bond	5.000%	10/1/2020	AA2	580,000	667,110
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.000%	1/1/2020	A2	400,000	455,660
North Carolina Municipal Power Agency No. 1, Series A, Revenue Bond	5.000%	1/1/2024	A2	3,000,000	3,647,460
North Carolina Municipal Power Agency No. 1, Unrefunded Balance, Series A, Revenue Bond	5.250%	1/1/2017	A2	1,270,000	1,328,141
North Carolina State, Series B, G.O. Bond	5.000%	6/1/2017	Aaa	3,000,000	3,182,670

					14,619,472

The accompanying notes are an integral part of the financial statements.

14

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

NORTH DAKOTA - 0.2%
North Dakota Public Finance Authority, Series A, Revenue Bond	4.000%	6/1/2018	AA2	$800,000	$854,344

OHIO - 5.9%
American Municipal Power, Inc., Fremont Energy Center Project, Series B, Revenue Bond	5.000%	2/15/2018	A1	425,000	459,880
American Municipal Power, Inc., Fremont Energy Center Project, Series B, Revenue Bond	5.000%	2/15/2023	A1	1,895,000	2,239,454
American Municipal Power, Inc., Prairie State Energy Campus Project, Unrefunded Balance, Revenue Bond	5.000%	2/15/2016	A1	330,000	331,927
American Municipal Power, Inc., Prairie State Energy Campus Project, Unrefunded Balance, Revenue Bond	5.250%	2/15/2023	A1	25,000	27,155
Franklin County, Ohio Health Corp., Revenue Bond	5.000%	5/15/2018	Aa2	640,000	700,262
Northeast Ohio Regional Sewer District, Sewer Impt., Prerefunded Balance, Revenue Bond, NATL	5.000%	11/15/2018	Aa1	1,000,000	1,058,420
Ohio State Turnpike Commission, Series A, Revenue Bond, NATL	5.500%	2/15/2018	Aa3	1,000,000	1,096,360
Ohio State Turnpike Commission, Series A, Revenue Bond, NATL	5.500%	2/15/2019	Aa3	3,735,000	4,237,694
Ohio State, Highway Impt., Revenue Bond	4.000%	12/15/2017	Aa2	1,000,000	1,059,730
Ohio State, School Impt., Series B, G.O. Bond	5.000%	6/15/2024	Aa1	4,200,000	5,097,834
Toledo Water System, Revenue Bond	3.000%	11/15/2017	Aa3	1,000,000	1,038,610
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2018	Aa3	1,175,000	1,302,875
Toledo Water System, Water Utility Impt., Revenue Bond	5.000%	11/15/2019	Aa3	1,010,000	1,150,663
Toledo Water System, Water Utility Impt., Series A, Revenue Bond	5.000%	11/15/2022	Aa3	610,000	717,336
Toledo, Capital Impt., G.O. Bond	5.000%	12/1/2020	A2	610,000	702,061

					21,220,261

OKLAHOMA - 2.1%
Oklahoma City Water Utilities Trust, Series B, Revenue Bond	5.000%	7/1/2017	Aaa	655,000	696,036
Oklahoma Development Finance Authority, Prerefunded Balance, Series C, Revenue Bond	5.000%	8/15/2018	Aa3	500,000	551,565
Oklahoma Turnpike Authority, Series A, Revenue Bond	5.000%	1/1/2017	Aa3	855,000	892,543
Oklahoma Turnpike Authority, Series A, Revenue Bond	5.000%	1/1/2020	Aa3	2,750,000	3,149,987

The accompanying notes are an integral part of the financial statements.

15

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

OKLAHOMA (continued)
Oklahoma Turnpike Authority, Series A, Revenue Bond	5.000%	1/1/2022	Aa3	$2,000,000	$2,358,180

					7,648,311

OREGON - 0.9%
Medford Hospital Facilities Authority, Asante Health
System, Revenue Bond, AGM	5.000%	8/15/2019	AA2	440,000	492,276
Oregon State Housing & Community Services Department, Series A, Revenue Bond	1.950%	7/1/2020	Aa2	230,000	232,284
Portland Sewer System, Series A, Revenue Bond	5.000%	8/1/2019	Aa3	1,285,000	1,456,059
Washington County Clean Water Services, Sewer Impt., Series B, Revenue Bond	5.000%	10/1/2021	Aa2	1,015,000	1,208,906

					3,389,525

PENNSYLVANIA - 7.0%
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Revenue Bond	5.000%	8/15/2019	Aa3	640,000	723,456
Allegheny County Hospital Development Authority, University of Pittsburgh Medical Center, Series A, Revenue Bond	5.000%	5/15/2018	Aa3	500,000	546,250
Allegheny County Sanitary Authority, Revenue Bond, AGM	5.000%	6/1/2018	A1	1,465,000	1,600,439
Allegheny County Sanitary Authority, Revenue Bond, AGM	5.000%	12/1/2019	A1	1,500,000	1,707,120
Central Bradford Progress Authority, Guthrie Healthcare System, Revenue Bond	5.250%	12/1/2018	AA2	600,000	668,976
Lancaster County Hospital Authority, Lancaster General, Revenue Bond	4.000%	7/1/2017	Aa3	460,000	480,916
North Wales Water Authority, Series A, Revenue Bond	5.000%	11/1/2020	AA2	1,000,000	1,159,100
Pennsylvania Turnpike Commission, Highway Impt., Series A-1, Revenue Bond	5.000%	12/1/2023	A1	1,200,000	1,457,448
Pennsylvania Turnpike Commission, Series A, Revenue Bond, AGM	5.250%	7/15/2018	Aa3	615,000	677,472
Pennsylvania Turnpike Commission, Series A, Revenue Bond, AGM	5.250%	7/15/2019	Aa3	1,050,000	1,191,582
Pennsylvania Turnpike Commission, Series B, Revenue Bond	5.000%	12/1/2017	A1	2,440,000	2,627,538
Pennsylvania Turnpike Commission, Series B, Revenue Bond	5.000%	12/1/2020	A1	1,000,000	1,140,380

The accompanying notes are an integral part of the financial statements.

16

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

PENNSYLVANIA (continued)
Pennsylvania Turnpike Commission, Subseries B, Revenue Bond	5.000%	6/1/2017	A3	$1,000,000	$1,057,770
Philadelphia, Water & Wastewater, Prerefunded Balance, Revenue Bond, NATL	5.600%	8/1/2018	AA2	20,000	22,070
Philadelphia, Water & Wastewater, Series A, Revenue Bond	5.000%	1/1/2018	A1	385,000	415,577
Philadelphia, Water & Wastewater, Series A, Revenue Bond	5.000%	7/1/2018	A1	500,000	548,085
Philadelphia, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2017	A1	750,000	805,957
Philadelphia, Water & Wastewater, Series B, Revenue Bond	5.000%	11/1/2018	A1	1,370,000	1,516,576
Philadelphia, Water & Wastewater, Series C, Revenue Bond, AGM	5.000%	8/1/2017	A1	1,000,000	1,065,500
Philadelphia, Water & Wastewater, Swap Termination,Series A, Revenue Bond, AGM	5.000%	6/15/2019	A1	1,000,000	1,126,950
Pittsburgh Water & Sewer Authority, Series B, Revenue Bond, AGM	5.000%	9/1/2019	A2	1,000,000	1,133,310
Pittsburgh Water & Sewer Authority, Swap Termination, Series A, Revenue Bond, AGM	5.000%	9/1/2018	A2	1,325,000	1,460,388
Pittsburgh, Series B, G.O. Bond	5.000%	9/1/2018	A1	1,000,000	1,099,680
Southcentral General Authority, Wellspan Health Obligated Group, Prerefunded Balance, Revenue Bond	5.625%	6/1/2018	WR4	465,000	516,396
Southcentral General Authority, Wellspan Health Obligated Group, Unrefunded Balance, Revenue Bond	5.625%	6/1/2018	Aa3	190,000	209,980

					24,958,916

RHODE ISLAND - 0.3%
Rhode Island Clean Water Finance Agency, Series A, Revenue Bond, NATL	5.000%	10/1/2035	A3	1,000,000	1,002,240

SOUTH CAROLINA - 3.0%
Charleston, Waterworks & Sewer System, Revenue Bond	5.000%	1/1/2022	Aaa	530,000	626,041
Piedmont Municipal Power Agency, Revenue Bond, AGC	5.000%	1/1/2018	A3	1,690,000	1,821,076
Piedmont Municipal Power Agency, Revenue Bond, NATL	6.250%	1/1/2021	A3	1,000,000	1,219,760
South Carolina State Public Service Authority, Prerefunded Balance, Series A, Revenue Bond, AMBAC	4.250%	1/1/2017	A1	1,550,000	1,606,156

The accompanying notes are an integral part of the financial statements.

17

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

SOUTH CAROLINA (continued)
South Carolina State Public Service Authority, Prerefunded Balance, Series B, Revenue Bond, NATL	5.000%	1/1/2019	A1	$85,000	$94,890
South Carolina State Public Service Authority, Series A, Revenue Bond	5.000%	12/1/2019	A1	2,500,000	2,847,275
South Carolina State Public Service Authority, Series C, Revenue Bond	5.000%	12/1/2020	A1	1,000,000	1,166,270
South Carolina Transportation Infrastructure Bank, Series A, Revenue Bond	5.000%	10/1/2018	A1	685,000	756,665
South Carolina Transportation Infrastructure Bank, Series A, Revenue Bond, AMBAC	5.250%	10/1/2018	A1	700,000	777,959

					10,916,092

TENNESSEE - 2.6%
Knoxville Electric System Revenue, Series FF, Revenue Bond	5.000%	7/1/2023	Aa2	800,000	961,832
Knoxville Electric System Revenue, Series FF, Revenue Bond	5.000%	7/1/2025	Aa2	705,000	833,796
Knoxville Wastewater System, Series A, Revenue Bond	4.000%	4/1/2020	Aa2	685,000	762,200
Knoxville Wastewater System, Sewer Impt., Series B, Revenue Bond	4.000%	4/1/2024	Aa2	400,000	442,992
Madison Suburban Utility District, Revenue Bond, AGM	5.000%	2/1/2019	A1	655,000	727,299
Memphis Electric System, Revenue Bond	5.000%	12/1/2018	Aa2	2,000,000	2,223,860
Memphis Electric System, Revenue Bond	5.000%	12/1/2018	Aa2	1,000,000	1,111,930
Metropolitan Government of Nashville & Davidson County, Series A, Revenue Bond, AGM	4.000%	1/1/2018	Aa2	445,000	472,372
Metropolitan Government of Nashville & Davidson County, Series A, Revenue Bond, AGM	5.250%	1/1/2019	Aa2	1,505,000	1,688,821

					9,225,102

TEXAS - 5.4%
Austin Electric Utility, Revenue Bond	5.000%	11/15/2020	A1	1,600,000	1,861,024
Austin Electric Utility, Series A, Revenue Bond	5.000%	11/15/2022	A1	500,000	601,690
Austin Electric Utility, Series A, Revenue Bond, AMBAC	5.000%	11/15/2016	A1	600,000	623,334
Corpus Christi Utility System, Multiple Utility Impt., Revenue Bond	5.000%	7/15/2018	A1	1,000,000	1,095,350
Fort Worth Water & Sewer System, Revenue Bond	5.000%	2/15/2020	Aa1	550,000	632,043
Harris County Cultural Education Facilities Finance Corp., Revenue Bond	4.000%	12/1/2019	A1	500,000	546,105

The accompanying notes are an integral part of the financial statements.

18

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING [1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

TEXAS (continued)
Harris County, Senior Lien, Toll Road Impt., Series B, Revenue Bond	5.000%	8/15/2023	Aa2	$600,000	$735,240
Houston Combined Utility System, Series S, Revenue Bond[3]	0.910%	5/15/2034	AA2	1,000,000	995,770
Irving Waterworks & Sewer System, Water Utility Impt., Revenue Bond	4.000%	8/15/2018	Aa1	1,110,000	1,195,381
Metropolitan Transit Authority of Harris County, Transit Impt., Revenue Bond	5.000%	11/1/2019	Aa2	845,000	963,444
North Texas Municipal Water District, Sewer Impt., Revenue Bond	3.500%	6/1/2035	Aa2	1,000,000	1,014,790
North Texas Municipal Water District, Water Utility Impt., Revenue Bond	5.000%	9/1/2023	Aa2	2,535,000	3,105,933
Tarrant Regional Water District, Revenue Bond	5.000%	3/1/2017	AAA[2]	900,000	945,360
Texas State, Highway Impt., Series B, G.O. Bond	5.000%	4/1/2017	Aaa	1,575,000	1,660,050
Trinity River Authority Central Regional Wastewater System Revenue, Revenue Bond	5.000%	8/1/2024	AAA[2]	2,200,000	2,668,688
Trinity River Authority LLC, Tarrant County Water Project, Revenue Bond	5.000%	2/1/2019	AA2	500,000	557,040

					19,201,242

UTAH - 1.2%
Intermountain Power Agency, Series A, Revenue Bond	5.000%	7/1/2020	A1	2,000,000	2,191,100
Provo Energy System Revenue, Series A, Revenue Bond, BAM	5.000%	2/1/2026	AA2	975,000	1,186,897
Utah Transit Authority, Subseries B, Revenue Bond	1.600%	6/15/2018	A1	1,025,000	1,035,394

					4,413,391

VIRGINIA - 0.7%
Fairfax County Industrial Development Authority, Inova Health, Series C, Revenue Bond	5.000%	5/15/2018	Aa2	500,000	547,455
Norfolk Economic Development Authority, Sentara Healthcare, Series B, Revenue Bond	4.000%	11/1/2018	Aa2	400,000	432,144
Virginia Resources Authority, Sewer Impt., Series B, Revenue Bond	5.000%	10/1/2019	Aaa	1,290,000	1,473,528

					2,453,127

WASHINGTON - 5.9%
Benton County Public Utility District No. 1, Revenue Bond	5.000%	11/1/2018	Aa3	400,000	442,088
Everett Water & Sewer, Revenue Bond	5.000%	12/1/2020	AA2	1,330,000	1,559,412

The accompanying notes are an integral part of the financial statements.

19

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING [1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

WASHINGTON (continued)
Everett, G.O. Bond[3]	0.410%	12/1/2034	AA2	$970,000	$953,335
King County Sewer Revenue, Series B, Revenue Bond	5.000%	1/1/2020	Aa2	750,000	859,087
Seattle Municipal Light & Power, Series A, Revenue Bond	5.000%	6/1/2019	Aa2	1,675,000	1,889,132
Seattle Municipal Light & Power, Series B, Revenue Bond	5.000%	2/1/2017	Aa2	1,585,000	1,659,669
Seattle Water System Revenue, Revenue Bond	5.000%	5/1/2026	Aa1	4,000,000	4,953,040
Seattle, Drainage & Wastewater, Sewer Impt., Revenue Bond	5.000%	9/1/2021	Aa1	2,000,000	2,379,660
Tacoma, Sewer Impt., Revenue Bond	5.000%	12/1/2018	Aa2	1,060,000	1,176,865
Tacoma, Sewer Impt., Revenue Bond	4.000%	12/1/2019	Aa2	1,095,000	1,207,227
Tacoma, Water Revenue, Series A, Revenue Bond	4.000%	12/1/2018	Aa2	1,000,000	1,081,800
Washington Health Care Facilities Authority, Providence Health & Services, Series A, Revenue Bond	5.000%	10/1/2018	Aa3	475,000	524,965
Washington State, Series 2011-A, G.O. Bond	5.000%	1/1/2020	Aa1	2,000,000	2,290,900

					20,977,180

WEST VIRGINIA - 0.4%
Fairmont, Series D, Revenue Bond, AGM	3.000%	7/1/2018	A2	1,210,000	1,268,685

WISCONSIN - 2.1%
Milwaukee Sewerage System, Sewer Impt., Series S1, Revenue Bond	5.000%	6/1/2021	Aa2	470,000	554,182
Wisconsin Health & Educational Facilities Authority, Ascension Health Credit, Series A, Revenue Bond	5.000%	11/15/2018	Aa2	600,000	666,018
Wisconsin Health & Educational Facilities Authority, Froedtert Health, Series A, Revenue Bond	4.000%	4/1/2017	AA2	565,000	586,973
Wisconsin Health & Educational Facilities Authority, ProHealth Care, Inc., Revenue Bond	3.000%	8/15/2019	A1	510,000	536,132
Wisconsin Public Power, Inc., Series A, Revenue Bond, AGM	5.000%	7/1/2016	A1	515,000	526,639
Wisconsin Public Power, Inc., Series A, Revenue Bond, AGM	5.250%	7/1/2020	A1	1,100,000	1,210,022
WPPI Energy, Series A, Revenue Bond	4.000%	7/1/2017	A1	1,120,000	1,172,987
WPPI Energy, Series A, Revenue Bond	5.000%	7/1/2020	A1	2,000,000	2,307,760

					7,560,713

The accompanying notes are an integral part of the financial statements.

20

Diversified Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1]	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

MUNICIPAL BONDS (continued)

WYOMING - 0.2%
Wyoming Municipal Power Agency, Inc., Series A, Revenue Bond	5.000%	1/1/2018	A2	$500,000	$537,745

TOTAL MUNICIPAL BONDS
(Identified Cost $341,178,046)					344,923,647

SHORT-TERM INVESTMENT - 2.6%
General AMT - Free Municipal Money Market Fund - Class R
(Identified Cost $9,316,726)	0.01%[5]			9,316,726	9,316,726

TOTAL INVESTMENTS - 98.8%
(Identified Cost $350,494,772)					354,240,373
OTHER ASSETS, LESS LIABILITIES - 1.2%					4,343,144

NET ASSETS - 100%					$358,583,517

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

No. - Number

Scheduled principal and interest payments are guaranteed by:

AGC (Assurance Guaranty Corp.)

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

BAM (Build America Mutual Assurance Co.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1Credit ratings from Moody’s (unaudited).

2Credit ratings from S&P (unaudited).

3The coupon rate is floating and is the effective rate as of December 31, 2015.

4Credit rating has been withdrawn. As of December 31, 2015, there is no rating available (unaudited).

5Rate shown is the current yield as of December 31, 2015.

The accompanying notes are an integral part of the financial statements.

21

Diversified Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2015

ASSETS:

Investments, at value (identified cost $350,494,772) (Note 2)	$354,240,373
Interest receivable	4,491,771
Receivable for fund shares sold	152,300

TOTAL ASSETS	358,884,444

LIABILITIES:

Accrued management fees (Note 3)	152,067
Accrued fund accounting and administration fees (Note 3)	38,628
Accrued transfer agent fees (Note 3)	1,316
Accrued Chief Compliance Officer service fees (Note 3)	429
Payable for fund shares repurchased	85,030
Other payables and accrued expenses	23,457

TOTAL LIABILITIES	300,927

TOTAL NET ASSETS	$358,583,517

NET ASSETS CONSIST OF:

Capital stock	$323,999
Additional paid-in-capital	354,909,914
Undistributed net investment income	476,821
Accumulated net realized loss on investments	(872,818)
Net unrealized appreciation (depreciation) on investments	3,745,601

TOTAL NET ASSETS	$358,583,517

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A
($358,583,517/32,399,888 shares)	$11.07

The accompanying notes are an integral part of the financial statements.

22

Diversified Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:

Interest	$5,289,791
Dividends	1,068

Total Investment Income	5,290,859

EXPENSES:

Management fees (Note 3)	1,937,080
Fund accounting and administration fees (Note 3)	118,425
Directors’ fees (Note 3)	15,106
Transfer agent fees (Note 3)	3,567
Chief Compliance Officer service fees (Note 3)	2,541
Custodian fees	16,169
Miscellaneous	96,462

Total Expenses	2,189,350

NET INVESTMENT INCOME	3,101,509

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	136,777
Net change in unrealized appreciation (depreciation) on investments	2,207,553

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	2,344,330

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,445,839

The accompanying notes are an integral part of the financial statements.

23

Diversified Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$3,101,509	$2,701,194
Net realized gain (loss) on investments	136,777	(491,642)
Net change in unrealized appreciation (depreciation) on investments	2,207,553	3,108,451

Net increase from operations	5,445,839	5,318,003

DISTRIBUTIONS TO SHAREHOLDERS (Note 7):

From net investment income	(3,270,501)	(2,488,998)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(19,862,558)	37,762,519

Net increase (decrease) in net assets	(17,687,220)	40,591,524

NET ASSETS:

Beginning of year	376,270,737	335,679,213

End of year (including undistributed net investment income of $476,821 and $645,813, respectively)	$358,583,517	$376,270,737

The accompanying notes are an integral part of the financial statements.

24

Diversified Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$11.00	$10.91	$11.39	$11.28	$10.77

Income (loss) from investment operations:
Net investment income[1]	0.09	0.08	0.14	0.20	0.30
Net realized and unrealized gain (loss) on investments	0.08	0.09	(0.29)	0.14	0.58

Total from investment operations	0.17	0.17	(0.15)	0.34	0.88

Less distributions to shareholders:
From net investment income	(0.10)	(0.08)	(0.13)	(0.20)	(0.29)
From net realized gain on investments	—	—	(0.20)	(0.03)	(0.08)

Total distributions to shareholders	(0.10)	(0.08)	(0.33)	(0.23)	(0.37)

Net asset value - End of year	$11.07	$11.00	$10.91	$11.39	$11.28

Net assets - End of year (000’s omitted)	$358,584	$376,271	$335,679	$332,228	$306,440

Total return[2]	1.51%	1.51%	(1.28%)	3.01%	8.25%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.57%	0.56%	0.57%	0.57%	0.58%
Net investment income	0.80%	0.75%	1.21%	1.71%	2.67%
Portfolio turnover	33%	25%	58%	9%	53%

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

25

Diversified Tax Exempt Series

Notes to Financial Statements

1.	Organization

Diversified Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 100 million have been designated as Diversified Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

26

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$344,923,647	$—	$344,923,647	$—
Mutual fund	9,316,726	9,316,726	—	—

Total assets	$354,240,373	$9,316,726	$344,923,647	$—

There were no Level 3 securities held by the Series as of December 31, 2014 or December 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2012 through December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

27

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2015. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

28

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $123,630,704 and $126,777,999, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Diversified Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,130,993	$56,681,868	7,642,752	$84,158,145
Reinvested	275,078	3,024,888	209,581	2,308,920
Repurchased	(7,210,048)	(79,569,314)	(4,422,619)	(48,704,546)

Total	(1,803,977)	$(19,862,558)	3,429,714	$37,762,519

Over 90% of the shares outstanding are held by fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2015.

7.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value.

29

Diversified Tax Exempt Series

Notes to Financial Statements (continued)

7.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
Tax exempt income	$3,270,501	$2,488,998

At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$350,493,892
Unrealized appreciation	3,991,825
Unrealized depreciation	(245,344)

Net unrealized appreciation	$3,746,481

Undistributed tax exempt income	$475,941
Capital loss carryforwards	$(872,818)

The capital loss carryover utilized in the current year was $184,137.

As of December 31, 2015, the Series had net short-term capital loss carryforwards of $269,285 and net long-term capital loss carryforwards of $603,533, which may be carried forward indefinitely.

30

Diversified Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Diversified Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

31

Diversified Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report, and accordingly are subject to change.

The Series hereby reports $3,270,501 as tax exempt dividends for the year ended December 31, 2015. It is the intention of the Series to designate the maximum allowable under tax law.

32

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

33

Diversified Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

34

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management

Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

35

Diversified Tax Exempt Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Boston Early Music Festival (non-profit)(2007-present)

Amherst Early Music, Inc. (non-profit)(2009-present)

Gotham Early Music Scene, Inc. (non-profit)(2009-present)

Partnership for New York City, Inc. (non-profit) (1989-2010) New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university)(1972-present)

Culinary Institute of America (non-profit college)(1985-present)

George Eastman House (museum)(1988-present)

National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(2005-present)
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

36

Diversified Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

37

Diversified Tax Exempt Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

38

Diversified Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDTE-12/15-AR

New York Tax Exempt Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global financial markets during the past year, largely driven by macroeconomic factors. Renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth triggered market gyrations. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

New York Tax Exempt Series

Fund Commentary

(unaudited)

Investment Objective

To provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital. The Series invests primarily in municipal bonds that provide income exempt from federal income tax and New York State personal income tax.

Performance Commentary

Domestic fixed income markets generated modestly positive absolute returns in 2015, although performance across sectors was mixed. Municipal, mortgage-backed, and Treasury securities turned in positive performance for the year, whereas high yield and investment grade corporate bonds were negative.

During 2015, shorter-term municipal bond yields increased, while intermediate- and long-term municipal bond yields decreased. Meanwhile, the Bank of America Merrill Lynch 1-12 Year Municipal Bond Index returned 2.34%. Over the same time period, the New York Tax Exempt Series returned 1.54%, underperforming its benchmark on a relative basis. The Series’ underperformance was driven by its higher allocation to securities in the short-term range (0 to 5 years), and lower allocation to securities in the intermediate-term range (5 to 10 years) relative to the benchmark.

The Series maintains a significant overweight versus the benchmark to revenue bonds versus general obligation bonds, as well as an overweight to middle-tier (single-A and triple-B) credits within the revenue sector. In our view, revenue bonds continue to offer attractive spreads while exhibiting stable credit fundamentals, and tend to outperform in a rising rate environment as they are cyclical in nature. In addition, the revenue bond sector is generally insulated from political risk and long-term structural risks relating to pension obligations, which the general obligation sector is exposed to.

During 2016 we expect the fixed income landscape to continue to shift as the Federal Reserve considers further changes to U.S. monetary policy. Having raised the federal funds rate, we believe they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. The diverging monetary policies of major central banks, geopolitical risks, commodity price pressures, and the potential for global growth to deviate from expectations could cause volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 45 years.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863.

Please see the next page for additional performance information as of December 31, 2015.

For regulatory purposes, this is not an offering in all states.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. The income earned by the Series may be subject to the Alternative Minimum Tax (AMT), depending on your tax situation.

2

New York Tax Exempt Series

Performance Update as of December 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - New York Tax Exempt Series[3]	1.54%	2.50%	2.92%	3.88%
Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index[4]	2.34%	3.46%	4.08%	4.75%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York Tax Exempt Series for the ten years ended December 31, 2015 to the BofA Merrill Lynch 1-12 Year Municipal Bond Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from January 17, 1994, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 0.60%. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.60% for the year ended December 31, 2015.

4The Bank of America (BofA) Merrill Lynch 1-12 Year Municipal Bond Index is a subset of the BofA Merrill Lynch U.S. Municipal Securities Index, an unmanaged, market-weighted index comprised of investment-grade, fixed rate, coupon bearing municipal bonds. The Index includes securities with maturities greater than one year but less than twelve years. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

New York Tax Exempt Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15
Actual	$1,000.00	$1,014.50	$3.10
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.13	$3.11

*Expenses are equal to the Series’ annualized expense ratio (for the six-month period) of 0.61%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

4

New York Tax Exempt Series

Portfolio Composition as of December 31, 2015

(unaudited)

5

New York Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS - 96.1%
Albany City School District, G.O. Bond, BAM	4.000%	6/15/2017	AA2	$200,000	$209,260
Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2016	AA2	505,000	524,594
Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2018	AA2	1,295,000	1,433,448
Albany Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	12/1/2019	AA2	1,125,000	1,280,340
Amherst, Public Impt., G.O. Bond	5.000%	9/15/2018	Aa2	365,000	403,175
Arlington Central School District, G.O. Bond	4.000%	12/15/2020	Aa2	400,000	450,340
Arlington Central School District, G.O. Bond	4.000%	12/15/2021	Aa2	300,000	342,672
Auburn City School District, G.O. Bond, BAM	2.000%	6/15/2018	AA2	225,000	230,112
Bay Shore Union Free School District, G.O. Bond	4.000%	1/15/2018	Aa3	1,175,000	1,244,795
Beacon, Public Impt., Series A, G.O. Bond	3.000%	10/1/2018	Aa3	675,000	710,107
Bedford Central School District, G.O. Bond	2.000%	10/15/2021	Aa2	500,000	513,835
Binghamton, Public Impt., G.O. Bond, MAC	3.125%	1/15/2017	A2	400,000	409,912
Briarcliff Manor, Public Impt., Series A, G.O. Bond	3.000%	2/1/2020	Aa2	265,000	284,059
Brookhaven, Public Impt., Series A, G.O. Bond	2.000%	3/15/2017	Aa2	500,000	508,150
Brookhaven, Public Impt., Series A, G.O. Bond	3.000%	2/1/2019	Aa2	1,385,000	1,465,912
Buffalo Fiscal Stability Authority, Sales Tax & State Aid, Series B, Revenue Bond, NATL	5.000%	9/1/2016	Aa1	265,000	266,012
Buffalo Municipal Water Finance Authority, Series A, Revenue Bond	4.000%	7/1/2022	A2	300,000	337,092
Buffalo Municipal Water Finance Authority, Series A, Revenue Bond	5.000%	7/1/2023	A2	300,000	358,479
Cattaraugus County, Highway Impt., G.O. Bond	2.000%	4/15/2019	Aa3	405,000	412,460
Chenango Valley Central School District, G.O. Bond, AGM	2.125%	6/15/2021	A2	500,000	501,985
Clarence Central School District, G.O. Bond	4.000%	5/15/2021	Aa2	250,000	283,880
Clarkstown Central School District, G.O. Bond	4.000%	10/15/2021	Aa2	500,000	557,920
Clarkstown, G.O. Bond	4.000%	5/15/2019	AA2	375,000	410,775
Cortland County, Public Impt., G.O. Bond, BAM	2.750%	9/1/2017	AA2	265,000	273,072
Cortland County, Public Impt., G.O. Bond, BAM	2.750%	9/1/2019	AA2	305,000	321,263
DeWitt, Public Impt., G.O. Bond	3.000%	5/15/2017	AA2	315,000	324,570
Dutchess County, G.O. Bond	2.125%	12/15/2023	AA2	850,000	872,236
Dutchess County, Public Impt., G.O. Bond	5.000%	10/1/2018	Aa2	640,000	685,389
East Irondequoit Central School District, G.O. Bond	3.000%	6/15/2018	Aa2	310,000	325,739
East Islip Union Free School District, G.O. Bond	5.000%	6/15/2018	AA2	305,000	334,353
Erie County Fiscal Stability Authority, Public Impt., Series A, Revenue Bond	4.000%	3/15/2019	Aa1	600,000	653,256
Erie County Fiscal Stability Authority, Series A, Revenue Bond	4.125%	5/15/2018	Aa1	450,000	482,180
Erie County Fiscal Stability Authority, Series C, Revenue Bond	5.000%	3/15/2018	Aa1	1,025,000	1,113,960
Erie County Water Authority, Revenue Bond	5.000%	12/1/2017	Aa2	300,000	322,521
Essex County, Public Impt., G.O. Bond	5.000%	5/1/2020	AA2	500,000	573,375

The accompanying notes are an integral part of the financial statements.

6

New York Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Fairport Central School District, School Impt., G.O. Bond	2.000%	6/15/2018	AA2	$305,000	$313,095
Gananda Central School District, G.O. Bond	3.000%	6/15/2019	AA2	250,000	263,753
Gates Chili Central School District, School Impt., G.O. Bond	2.000%	6/15/2019	Aa3	215,000	220,837
Geneva, Public Impt., G.O. Bond	2.500%	2/1/2017	A2	870,000	886,147
Greece Central School District, G.O. Bond, AGM	4.000%	6/15/2019	Aa3	2,675,000	2,786,467
Greece Central School District, G.O. Bond, BAM	2.500%	6/15/2023	Aa3	620,000	647,106
Herricks Union Free School District, G.O. Bond	2.000%	11/1/2017	Aa2	420,000	428,942
Hyde Park Central School District, G.O. Bond	2.000%	6/15/2018	AA2	355,000	365,107
Iroquois Central School District, School Impt., G.O. Bond	2.000%	6/15/2021	Aa2	500,000	511,960
Islip Union Free School District, School Impt., G.O. Bond	2.250%	3/1/2019	Aa3	475,000	490,955
Jamestown City School District, G.O. Bond	3.000%	4/1/2019	A2	200,000	208,216
Kings Park Central School District, G.O. Bond	2.000%	8/1/2020	Aa2	500,000	514,170
Lockport City School District, G.O. Bond, AGM	2.000%	8/1/2019	A1	450,000	459,662
Longwood Central School District, Suffolk County, School Impt., G.O. Bond	2.250%	6/15/2018	AA2	590,000	608,119
Mamaroneck, Various Purposes, Public Impt., G.O. Bond	2.000%	7/15/2020	Aa1	335,000	347,120
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2017	A1	835,000	899,788
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2019	A1	1,000,000	1,142,530
Metropolitan Transportation Authority, Series F, Revenue Bond	5.000%	11/15/2022	A1	250,000	303,475
Metropolitan Transportation Authority, Transit Impt., Prerefunded Balance, Series A, Revenue Bond, NATL	5.000%	11/15/2022	A3	1,545,000	1,606,460
Metropolitan Transportation Authority, Transit Impt., Prerefunded Balance, Series B, Revenue Bond, NATL	5.000%	11/15/2019	A3	2,590,000	2,693,030
Metropolitan Transportation Authority, Transit Impt., Series 2008C, Revenue Bond	6.500%	11/15/2028	A1	1,000,000	1,152,560
Metropolitan Transportation Authority, Transit Impt., Series A, Revenue Bond, NATL	5.250%	11/15/2017	Aa2	1,000,000	1,082,230
Metropolitan Transportation Authority, Transit Impt., Series A, Revenue Bond, NATL	5.250%	11/15/2018	Aa2	200,000	223,658
Metropolitan Transportation Authority, Transit Impt., Series A-2, Revenue Bond	5.000%	11/15/2017	A1	340,000	366,381
Metropolitan Transportation Authority, Transit Impt., Series C, Revenue Bond	5.000%	11/15/2018	A1	650,000	722,306
Metropolitan Transportation Authority, Transit Impt., Series C, Revenue Bond	5.000%	11/15/2019	A1	500,000	571,265

The accompanying notes are an integral part of the financial statements.

7

New York Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Metropolitan Transportation Authority, Transit Impt., Series G, Revenue Bond	5.000%	11/15/2018	A1	$1,000,000	$1,111,240
Metropolitan Transportation Authority, Transit Impt., Subseries B-2, Revenue Bond	5.000%	11/15/2021	A1	1,000,000	1,193,780
Metropolitan Transportation Authority, Transit Impt., Subseries D-2, Revenue Bond[3]	0.370%	11/15/2044	A1	600,000	595,644
Monroe County Water Authority, Water Utility Impt., Revenue Bond	4.500%	8/1/2016	Aa2	310,000	317,034
Monroe County Water Authority, Water Utility Impt., Revenue Bond	5.000%	8/1/2019	Aa2	455,000	513,518
Monroe County, Public Impt., G.O. Bond, BAM	5.000%	6/1/2018	AA2	500,000	546,080
Naples Central School District, G.O. Bond, BAM	2.500%	6/15/2020	AA2	710,000	745,528
Nassau County Interim Finance Authority, Sales Tax Secured, Series A, Revenue Bond	4.000%	11/15/2016	Aa1	400,000	412,116
Nassau County Sewer & Storm Water Finance Authority, Multi Utility Impt., Prerefunded Balance, Series A, Revenue Bond, BHAC	5.000%	11/1/2018	WR4	350,000	389,736
Nassau County Sewer & Storm Water Finance Authority, Series A, Revenue Bond	5.000%	10/1/2017	Aa3	500,000	536,820
Nassau County Sewer & Storm Water Finance Authority, Series A, Revenue Bond	5.000%	10/1/2018	Aa3	500,000	554,825
Nassau County Sewer & Storm Water Finance Authority, Series A, Revenue Bond	5.000%	10/1/2022	Aa3	500,000	609,150
Nassau County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2018	A2	500,000	542,570
Nassau County, Public Impt., Series A, G.O. Bond	5.000%	4/1/2019	A2	2,425,000	2,707,537
New Rochelle City School District, G.O. Bond	5.000%	12/15/2017	Aa2	365,000	394,306
New York City Transitional Finance Authority, Building Aid, Public Impt., Series S-1, Revenue Bond	5.000%	7/15/2018	Aa2	1,000,000	1,097,720
New York City Transitional Finance Authority, Building Aid, Public Impt., Series S-1, Revenue Bond	5.000%	7/15/2019	Aa2	1,000,000	1,131,790
New York City Transitional Finance Authority, Building Aid, Public Impt., Series S-2, Revenue Bond	5.000%	7/15/2023	Aa2	2,000,000	2,436,740
New York City Transitional Finance Authority, Future Tax Secured, Prerefunded Balance, Series B, Revenue Bond	5.000%	11/1/2021	WR4	275,000	290,463
New York City Transitional Finance Authority, Future Tax Secured, Prerefunded Balance, Series B, Revenue Bond	5.000%	11/1/2024	WR4	285,000	301,026
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Prerefunded Balance, Revenue Bond	5.000%	8/1/2021	WR4	770,000	790,551
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Prerefunded Balance, Subseries A-1, Revenue Bond	5.000%	11/1/2017	Aa1	1,000,000	1,075,640

The accompanying notes are an integral part of the financial statements.

8

New York Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Series A-1, Revenue Bond	3.250%	8/1/2035	Aa1	$1,000,000	$1,023,520
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Series E-1, Revenue Bond	5.000%	2/1/2026	Aa1	475,000	589,356
New York City Transitional Finance Authority, Future Tax Secured, Public Impt., Subseries B1, Revenue Bond	5.000%	11/1/2023	Aa1	2,000,000	2,454,360
New York City Transitional Finance Authority, Future Tax Secured, Series B, Revenue Bond	5.000%	11/1/2023	Aa1	2,500,000	3,077,450
New York City Transitional Finance Authority, Future Tax Secured, Series C, Revenue Bond	5.000%	11/1/2025	Aa1	750,000	937,523
New York City Water & Sewer System, Prerefunded Balance, Revenue Bond	5.000%	6/15/2021	WR4	315,000	346,588
New York City Water & Sewer System, Series AA, Prerefunded Balance, Revenue Bond	5.000%	6/15/2020	Aa1	950,000	1,045,266
New York City Water & Sewer System, Series BB, Revenue Bond	5.000%	6/15/2020	Aa1	500,000	564,750
New York City Water & Sewer System, Series GG, Revenue Bond	4.000%	6/15/2020	Aa1	700,000	779,478
New York City Water & Sewer System, Series HH, Revenue Bond	5.000%	6/15/2025	Aa1	3,000,000	3,773,220
New York City Water & Sewer System, Unrefunded Balance, Revenue Bond	5.000%	6/15/2021	Aa1	1,590,000	1,747,187
New York City Water & Sewer System, Water Utility Impt., Prerefunded Balance, Series EE, Revenue Bond	5.000%	6/15/2017	Aa1	450,000	477,783
New York City Water & Sewer System, Water Utility Impt., Prerefunded Balance, Series EE, Revenue Bond	5.000%	6/15/2018	Aa1	175,000	192,549
New York City, Series 1, G.O. Bond	5.000%	8/1/2023	Aa2	2,700,000	3,308,634
New York City, Series C, G.O. Bond	5.000%	8/1/2024	Aa2	4,865,000	6,026,276
New York Local Government Assistance Corp., Subseries A-5/6, Revenue Bond	5.500%	4/1/2019	Aa1	445,000	508,257
New York Municipal Bond Bank Agency, Revenue Bond	4.000%	12/1/2017	AA2	2,000,000	2,118,580
The New York Power Authority, Series A, Revenue Bond	4.000%	11/15/2018	Aa1	220,000	238,460
The New York Power Authority, Series C, Revenue Bond, NATL	5.000%	11/15/2017	Aa1	500,000	538,600
New York State Dormitory Authority, Consolidated Service Contract, Revenue Bond	5.000%	7/1/2019	Aa2	750,000	846,023
New York State Dormitory Authority, Income Tax Revenue, Series E, Revenue Bond	3.500%	3/15/2037	Aa1	850,000	868,964

The accompanying notes are an integral part of the financial statements.

9

New York Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York State Dormitory Authority, Public Impt., Series E, Revenue Bond	5.000%	8/15/2017	Aa1	$3,000,000	$3,201,900
New York State Dormitory Authority, Rochester Institute of Technology, Revenue Bond	4.000%	7/1/2017	A1	300,000	314,286
New York State Dormitory Authority, Rochester Institute of Technology, University & College Impt., Prerefunded Balance, Series A, Revenue Bond	5.750%	7/1/2025	A1	500,000	558,230
New York State Dormitory Authority, School Impt., Series A, Revenue Bond, AGM	3.000%	10/1/2017	A2	750,000	776,745
New York State Dormitory Authority, Series B, Revenue Bond, AGM	4.000%	10/1/2018	AA2	250,000	268,558
New York State Dormitory Authority, Series B, Revenue Bond, AGM	5.000%	4/1/2019	AA2	1,265,000	1,411,955
New York State Dormitory Authority, Series F, Revenue Bond, AGM	5.000%	10/1/2017	A2	2,750,000	2,949,265
New York State Dormitory Authority, Series F, Revenue Bond, AGM	5.000%	10/1/2018	A2	500,000	552,740
New York State Dormitory Authority, University & College Impt., Series A, Revenue Bond	5.000%	3/15/2017	Aa1	500,000	526,070
New York State Dormitory Authority, University & College Impt., Series A, Revenue Bond	5.000%	7/1/2020	Aa3	225,000	254,468
New York State Environmental Facilities Corp., Revenue Bond	5.000%	6/15/2017	Aaa	1,000,000	1,061,760
New York State Environmental Facilities Corp., Revenue Bond	5.000%	6/15/2025	Aaa	1,000,000	1,185,870
New York State Environmental Facilities Corp., Subseries A, Revenue Bond	5.000%	6/15/2020	Aaa	1,250,000	1,453,438
New York State Thruway Authority Highway & Bridge Trust Fund, Highway Impt., Series B, Revenue Bond	5.000%	4/1/2019	AA2	350,000	387,117
New York State Thruway Authority Highway & Bridge Trust Fund, Series B, Revenue Bond	5.000%	4/1/2018	AA2	225,000	245,182
New York State Thruway Authority, Highway Impt., Revenue Bond	5.000%	4/1/2018	AA2	2,025,000	2,206,642
New York State Thruway Authority, Highway Impt., Series A, Revenue Bond	5.000%	3/15/2017	Aa1	470,000	494,210
New York State Thruway Authority, Highway Impt., Series A, Revenue Bond	5.000%	3/15/2020	Aa1	550,000	634,128
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	5.000%	1/1/2018	A2	590,000	636,250
New York State Thruway Authority, Highway Impt., Series I, Revenue Bond	4.000%	1/1/2019	A2	525,000	566,412
New York State Urban Development Corp., Public Impt., Series A, Revenue Bond	5.000%	3/15/2023	Aa1	1,285,000	1,506,136
New York State Urban Development Corp., Public Impt., Series A, Revenue Bond	5.000%	3/15/2025	Aa1	1,170,000	1,438,340

The accompanying notes are an integral part of the financial statements.

10

New York Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
New York State Urban Development Corp., Public Impt., Series A-2, Revenue Bond, AMBAC	5.500%	3/15/2017	Aa1	$505,000	$534,042
New York State Urban Development Corp., Public Impt., Series B, Revenue Bond	5.000%	3/15/2017	Aa1	675,000	709,769
New York State Urban Development Corp., Service Contract, Series D, Revenue Bond	5.250%	1/1/2017	AA2	1,500,000	1,569,285
New York State, Water Utility Impt., Series A, G.O. Bond	5.000%	3/1/2018	Aa1	3,440,000	3,754,175
New York State, Water Utility Impt., Series A, G.O. Bond	5.000%	3/1/2021	Aa1	1,000,000	1,191,490
New York State, Water Utility Impt., Series E, G.O. Bond	5.000%	12/15/2019	Aa1	565,000	652,360
Niagara County, Water Utility Impt., G.O. Bond	2.000%	2/1/2020	Aa3	500,000	513,870
Niagara-Wheatfield Central School District, Prerefunded Balance, G.O. Bond, NATL	4.125%	2/15/2019	A2	610,000	633,820
Niagara-Wheatfield Central School District, Prerefunded Balance, G.O. Bond, NATL	4.125%	2/15/2020	A2	850,000	883,192
Niskayuna Central School District, G.O. Bond	3.000%	4/15/2018	AA2	360,000	376,355
North Colonie Central School District, G.O. Bond	4.000%	7/15/2020	AA2	400,000	446,432
Oneida County, Public Impt., G.O. Bond, AGM	2.500%	5/15/2019	A1	500,000	521,975
Oneida County, Public Impt., G.O. Bond, AGM	3.000%	5/1/2020	A1	400,000	417,752
Onondaga County Water Authority, Water Utility Impt., Series A, Revenue Bond	3.000%	9/15/2017	Aa3	195,000	202,141
Onondaga County Water Authority, Water Utility Impt., Series A, Revenue Bond, BAM	3.000%	9/15/2018	Aa3	200,000	210,582
Onondaga County, Public Impt., G.O. Bond	4.000%	5/1/2017	Aa2	500,000	522,135
Onondaga County, Public Impt., G.O. Bond	4.000%	5/1/2018	Aa2	1,400,000	1,499,764
Onondaga County, Public Impt., G.O. Bond	5.000%	5/1/2020	Aa2	250,000	289,767
Onondaga County, Public Impt., G.O. Bond	5.000%	5/15/2022	Aa2	1,000,000	1,211,150
Onondaga County, Public Impt., G.O. Bond	5.000%	5/15/2023	Aa2	1,000,000	1,234,130
Onondaga County, Public Impt., Series A, G.O. Bond	5.000%	3/1/2017	Aa2	220,000	231,211
Orange County, Public Impt., G.O. Bond, AGM	2.000%	8/15/2017	Aa3	260,000	264,532
Orange County, Series A, G.O. Bond	5.000%	7/15/2017	Aa3	550,000	584,402
Orange County, Various Purposes Impt., Series A, G.O. Bond, AGM	5.000%	3/1/2023	Aa3	520,000	625,160
Ossining Union Free School District, School Impt., G.O. Bond	2.250%	9/1/2016	Aa2	730,000	738,760
Pittsford Central School District, G.O. Bond	4.000%	10/1/2021	Aa1	350,000	398,233
Port Authority of New York & New Jersey, Airport & Marina Impt., Consolidated Series 189, Revenue Bond	5.000%	5/1/2024	Aa3	800,000	984,288
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 179, Revenue Bond	5.000%	12/1/2016	Aa3	460,000	478,883
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 179, Revenue Bond	5.000%	12/1/2018	Aa3	400,000	444,916

The accompanying notes are an integral part of the financial statements.

11

New York Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Port Authority of New York & New Jersey, Airport & Marina Impt., Series 179, Revenue Bond	5.000%	12/1/2024	Aa3	$765,000	$937,683
Port Authority of New York & New Jersey, Consolidated Series 184, Revenue Bond	5.000%	9/1/2025	Aa3	2,500,000	3,085,775
Port Authority of New York & New Jersey, Series 180, Revenue Bond	4.000%	6/1/2016	Aa3	400,000	406,100
Port Authority of New York & New Jersey, Series 180, Revenue Bond	4.000%	6/1/2019	Aa3	200,000	218,842
Port Washington Union Free School District, G.O. Bond	4.000%	7/1/2017	Aa2	300,000	314,469
Putnam County, Parking Facility Impt., G.O. Bond	2.000%	11/15/2018	Aa2	300,000	307,977
Rensselaer County, Nursing Homes, Public Impt., G.O. Bond	2.000%	7/15/2020	AA2	930,000	948,079
Rochester, School Impt., Series A, G.O. Bond, AMBAC	5.000%	8/15/2022	Aa3	95,000	114,956
Rochester, School Impt., Series II, G.O. Bond	5.000%	2/1/2019	Aa3	1,625,000	1,812,996
Roslyn Union Free School District, G.O. Bond	5.000%	10/15/2020	Aa1	215,000	252,943
Sachem Central School District, G.O. Bond, NATL	5.250%	10/15/2017	A3	225,000	242,084
Scarsdale Union Free School District, G.O. Bond	5.000%	2/1/2017	Aaa	320,000	334,976
Shenendehowa Central School District, G.O. Bond	4.000%	7/15/2020	AA2	475,000	532,584
South Glens Falls Central School District, School Impt., Unrefunded Balance, G.O. Bond, NATL	5.375%	6/15/2018	A1	95,000	97,185
South Jefferson Central School District, G.O. Bond, BAM	2.000%	6/15/2019	AA2	710,000	725,876
Suffolk County Water Authority, Revenue Bond	5.000%	6/1/2021	AA2	1,225,000	1,454,271
Suffolk County Water Authority, Revenue Bond	4.000%	6/1/2022	AA2	200,000	226,652
Suffolk County Water Authority, Water Utility Impt., Revenue Bond	5.000%	6/1/2018	AA2	2,000,000	2,190,860
Suffolk County Water Authority, Water Utility Impt.,
Revenue Bond	5.000%	6/1/2019	AA2	775,000	875,471
Suffolk County Water Authority, Water Utility Impt., Series A, Revenue Bond	5.000%	6/1/2018	AA2	200,000	219,086
Suffolk County, G.O. Bond, AGM	5.000%	2/1/2018	A2	500,000	541,465
Suffolk County, Series B, G.O. Bond, AGM	5.000%	10/1/2019	AA2	1,000,000	1,131,430
Sullivan County, Public Impt., G.O. Bond	2.000%	6/1/2019	AA2	1,015,000	1,043,075
Syracuse, Public Impt., Series A, G.O. Bond, AGM	4.000%	6/1/2018	A1	545,000	582,294
Tonawanda, Public Impt., G.O. Bond	2.000%	6/1/2017	AA2	260,000	264,342
Tonawanda, Public Impt., G.O. Bond	2.000%	6/1/2018	AA2	365,000	373,603
Tonawanda, Public Impt., G.O. Bond	2.000%	6/1/2019	AA2	355,000	364,095
Triborough Bridge & Tunnel Authority, Highway Impt., Prerefunded Balance, Series A, Revenue Bond	5.000%	11/15/2020	Aa3	530,000	580,663
Triborough Bridge & Tunnel Authority, Highway Impt., Prerefunded Balance, Series A, Revenue Bond, NATL	4.750%	1/1/2019	AA2	245,000	245,000
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2018	Aa3	890,000	989,004

The accompanying notes are an integral part of the financial statements.

12

New York Tax Exempt Series

Investment Portfolio - December 31, 2015

	COUPON RATE	MATURITY DATE	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

NEW YORK MUNICIPAL BONDS (continued)
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2019	Aa3	$1,075,000	$1,232,617
Triborough Bridge & Tunnel Authority, Highway Impt., Series A, Revenue Bond	5.000%	11/15/2023	Aa3	350,000	433,492
Triborough Bridge & Tunnel Authority, Prerefunded Balance, Series C, Revenue Bond	5.000%	11/15/2021	WR4	305,000	339,593
Triborough Bridge & Tunnel Authority, Prerefunded Balance, Subseries D, Revenue Bond	5.000%	11/15/2022	WR4	310,000	345,253
Triborough Bridge & Tunnel Authority, Series A, Revenue Bond	4.000%	11/15/2017	A1	430,000	454,153
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2017	Aa3	350,000	376,817
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	4.000%	11/15/2018	Aa3	250,000	271,125
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2019	Aa3	820,000	940,228
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2022	Aa3	1,000,000	1,221,700
Triborough Bridge & Tunnel Authority, Series B, Revenue Bond	5.000%	11/15/2024	Aa3	1,000,000	1,220,060
Triborough Bridge & Tunnel Authority, Series C, Revenue Bond	5.000%	11/15/2018	Aa3	500,000	556,370
Ulster County, Public Impt., G.O. Bond	4.000%	11/15/2019	AA2	510,000	562,647
Union Endicott Central School District, G.O. Bond, BAM	2.125%	6/15/2019	AA2	580,000	596,600
Voorheesville Central School District, G.O. Bond	5.000%	6/15/2021	AA2	500,000	586,840
Warren County, Public Impt., G.O. Bond, AGM	4.000%	7/15/2020	AA2	500,000	548,425
Wayne County, Public Impt., G.O. Bond	3.000%	6/1/2021	Aa2	295,000	318,420
Webster Central School District, G.O. Bond	4.000%	10/1/2018	AA2	375,000	404,107
Westchester County, Prerefunded Balance, Series A, G.O. Bond	3.000%	10/15/2017	WR4	5,000	5,196
Westchester County, Unrefunded Balance, Series A, G.O. Bond	3.000%	10/15/2017	Aa1	410,000	426,675
Westchester County, Unrefunded Balance, Series C, G.O. Bond	5.000%	11/1/2017	Aa1	495,000	533,541
Wilson Central School District, G.O. Bond	3.000%	6/15/2018	Aa3	420,000	440,122
Yonkers, Public Impt., Series C, G.O. Bond, AGM	2.000%	10/15/2017	A2	500,000	509,510
Yonkers, Public Impt., Series C, G.O., AGM	4.000%	8/15/2020	A2	350,000	389,183

TOTAL MUNICIPAL BONDS (Identified Cost $165,698,953)					167,873,988

The accompanying notes are an integral part of the financial statements.

13

New York Tax Exempt Series

Investment Portfolio - December 31, 2015

VALUE (NOTE 2)
TOTAL INVESTMENTS - 96.1% (Identified Cost $165,698,953)	$167,873,988
OTHER ASSETS, LESS LIABILITIES - 3.9%	6,729,117

NET ASSETS - 100%	$174,603,105

KEY:

G.O. Bond - General Obligation Bond

Impt. - Improvement

Scheduled principal and interest payments are guaranteed by:

AGM (Assurance Guaranty Municipal Corp.)

AMBAC (AMBAC Assurance Corp.)

BAM (Build America Mutual Assurance Co.)

BHAC (Berkshire Hathaway Assurance Corp.)

MAC (Municipal Assurance Corp.)

NATL (National Public Finance Guarantee Corp.)

The insurance does not guarantee the market value of the municipal bonds.

1 Credit ratings from Moody’s (unaudited).

2 Credit ratings from S&P (unaudited).

3 The coupon rate is floating and is the effective rate as of December 31, 2015.

4 Credit rating has been withdrawn. As of December 31, 2015, there is no rating available (unaudited).

The accompanying notes are an integral part of the financial statements.

14

New York Tax Exempt Series

Statement of Assets and Liabilities

December 31, 2015

ASSETS:

Investments, at value (identified cost $165,698,953) (Note 2)	$167,873,988
Cash	5,302,407
Interest receivable	1,585,332
Receivable for fund shares sold	318,993

TOTAL ASSETS	175,080,720

LIABILITIES:

Accrued management fees (Note 3)	74,943
Accrued fund accounting and administration fees (Note 3)	27,059
Accrued transfer agent fees (Note 3)	1,246
Accrued Chief Compliance Officer service fees (Note 3)	429
Payable for fund shares repurchased	357,741
Other payables and accrued expenses	16,197

TOTAL LIABILITIES	477,615

TOTAL NET ASSETS	$174,603,105

NET ASSETS CONSIST OF:

Capital stock	$166,341
Additional paid-in-capital	172,073,982
Undistributed net investment income	195,063
Accumulated net realized loss on investments	(7,316)
Net unrealized appreciation on investments	2,175,035

TOTAL NET ASSETS	$174,603,105

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class A ($174,603,105/16,634,069 shares)	$10.50

The accompanying notes are an integral part of the financial statements.

15

New York Tax Exempt Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:

Interest	$2,434,847
Dividends	404

Total Investment Income	2,435,251

EXPENSES:

Management fees (Note 3)	911,489
Fund accounting and administration fees (Note 3)	85,965
Directors’ fees (Note 3)	7,043
Transfer agent fees (Note 3)	3,417
Chief Compliance Officer service fees (Note 3)	2,541
Custodian fees	7,555
Miscellaneous	69,667

Total Expenses	1,087,677

NET INVESTMENT INCOME	1,347,574

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized loss on investments	(10,276)
Net change in unrealized appreciation on investments	1,237,092

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	1,226,816

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,574,390

The accompanying notes are an integral part of the financial statements.

16

New York Tax Exempt Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment income	$1,347,574	$1,160,455
Net realized gain (loss) on investments	(10,276)	515,310
Net change in unrealized appreciation on investments	1,237,092	560,816

Net increase from operations	2,574,390	2,236,581

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income	(1,375,350)	(1,062,965)
From net realized gain on investments	—	(789,676)

Total distributions to shareholders	(1,375,350)	(1,852,641)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(7,325,193)	16,509,561

Net increase (decrease) in net assets	(6,126,153)	16,893,501

NET ASSETS:

Beginning of year	180,729,258	163,835,757

End of year (including undistributed net investment income of $195,063 and $225,799,respectively)	$174,603,105	$180,729,258

The accompanying notes are an integral part of the financial statements.

17

New York Tax Exempt Series

Financial Highlights

	FOR THE YEARS ENDED
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.42	$10.40	$10.78	$10.63	$10.19

Income (loss) from investment operations:
Net investment income[1]	0.08	0.07	0.17	0.19	0.28
Net realized and unrealized gain (loss) on investments	0.08	0.07	(0.36)	0.16	0.56

Total from investment operations	0.16	0.14	(0.19)	0.35	0.84

Less distributions to shareholders:
From net investment income	(0.08)	(0.07)	(0.16)	(0.20)	(0.27)
From net realized gain on investments	—	(0.05)	(0.03)	— [2]	(0.13)

Total distributions to shareholders	(0.08)	(0.12)	(0.19)	(0.20)	(0.40)

Net asset value - End of year	$10.50	$10.42	$10.40	$10.78	$10.63

Net assets - End of year (000’s omitted)	$174,603	$180,729	$163,836	$162,785	$158,092

Total return[3]	1.54%	1.28%	(1.72%)	3.31%	8.37%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.60%	0.58%	0.60%	0.60%	0.61%
Net investment income	0.74%	0.68%	1.57%	1.72%	2.66%
Portfolio turnover	35%	43%	33%	7%	48%

1Calculated based on average shares outstanding during the years.

2Less than $0.01 per share.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

18

New York Tax Exempt Series

Notes to Financial Statements

1.	Organization

New York Tax Exempt Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide as high a level of current income exempt from federal income tax and New York State personal income tax as the Advisor believes is consistent with the preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 100 million have been designated as New York Tax Exempt Series Class A common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

19

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
States and political subdivisions (municipals)	$167,873,988	$—	$167,873,988	$—

Total assets	$167,873,988	$—	$167,873,988	$—

There were no Level 3 securities held by the Series as of December 31, 2014 or December 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction and various states, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2012 through December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

20

New York Tax Exempt Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series at no more than 0.85% of average daily net assets each year. The Advisor did not waive any fees for the year ended December 31, 2015. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

21

New York Tax Exempt Series

Notes to Financial Statements (continued)

4.	Purchases and Sales Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $62,119,666 and $61,573,390, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of New York Tax Exempt Series were:

	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,127,692	$22,249,004	2,760,068	$28,891,095
Reinvested	123,356	1,285,190	169,423	1,771,520
Repurchased	(2,953,966)	(30,859,387)	(1,350,557)	(14,153,054)

Total	(702,918)	$(7,325,193)	1,578,934	$16,509,561

Over 90% of the shares outstanding are held by fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2015.

7.	Concentration of Credit

The Series primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Series is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including market discount on investments. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2015, $2,960 was reclassified within the capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Loss on Investments. Any such reclassifications are not reflected in the financial highlights.

22

New York Tax Exempt Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
Tax exempt income	$1,375,350	$1,063,499
Long-term capital gains	—	789,142

At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized appreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$165,680,018
Unrealized appreciation	2,324,279
Unrealized depreciation	(130,309)

Net unrealized appreciation	$2,193,970

Undistributed tax exempt income	$176,128
Capital Loss Carryforwards	$(7,316)

At December 31, 2015, the Series had net short-term capital loss carryforwards of $7,316, which may be carried forward indefinitely.

23

New York Tax Exempt Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of New York Tax Exempt Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New York Tax Exempt Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

24

New York Tax Exempt Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series hereby reports $1,375,350 as tax exempt dividends for the year ended December 31, 2015. It is the intention of the Series to designate the maximum allowable under tax law.

25

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

26

New York Tax Exempt Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management

Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:

Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation

(investments); Chairman (2007-2009) Alsius Corporation

(investments); Managing Member, PMSV Holdings LLC

(investments) since 1991; Managing Member, Venbio

(investments) since 2010.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

28

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit)(2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(1972-present)
Culinary Institute of America (non-profit college)(1985-present)
George Eastman House (museum)(1988-present)
National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

29

New York Tax Exempt Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A
Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

30

New York Tax Exempt Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

31

New York Tax Exempt Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNNYT-12/15-AR

Core Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global financial markets during the past year, largely driven by macroeconomic factors. Renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth triggered market gyrations. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Core Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing primarily in fixed income securities. Under normal circumstances, at least 80% of the Series’ assets will be invested in investment-grade bonds and other financial instruments with economic characteristics similar to bonds. Holdings will consist of U.S. dollar denominated securities. The Series is not subject to maturity or duration restrictions.

Performance Commentary

Domestic fixed income markets generated modestly positive absolute returns in 2015, although performance across sectors was mixed. Municipal, mortgage-backed, and Treasury securities turned in positive performance for the year, whereas high yield and investment grade corporate bonds were negative. Meanwhile, performance across international fixed income markets was exceptionally challenging.

The Barclays U.S. Aggregate Bond Index returned 0.55% during 2015 as income offset price declines from rising yields and widening spreads. The Core Bond Series returned 0.44%, trailing the benchmark on a relative basis. Contributing to the relative performance shortfall during 2015 was the Series’ allocation to investment grade corporate bonds. Offsetting a portion of the relative performance weakness was strong security selection and the Series’ limited exposure to long-term Treasuries, which aided relative returns.

Regarding sector and quality characteristics, the Series is notably tilted toward corporate bonds, investment-grade securities in particular, and is significantly overweight in the sector relative to the benchmark. This sector has been a primary focus area for us over the past few years, and we believe it remains an attractive option for many fixed income investors in 2016 as businesses continue to experience the benefits of a slowly improving U.S. economy. With the backdrop of continued slow growth and relatively cheap credit valuations, we view the Series’ current overweight position as appropriate, but it is likely that we will look to reduce exposure to the corporate sector as we get later in the credit cycle. The Series also contains a meaningful allocation to securitized credit, U.S. agency securities, and mortgage-backed securities. Regarding U.S. Treasuries, the Series is significantly underweight relative to the benchmark as we do not believe yields in that sector offer investors sufficient compensation for interest rate risk in the current environment.

We also continue to believe that interest rates do not adequately compensate investors to take on additional duration risk. Therefore, the Series retains a relatively modest duration. We would look to increase the Series’ duration through the purchase of longer maturity Treasuries or agencies if interest rates increase to more attractive levels.

During 2016 we expect the fixed income landscape to continue to shift as the Federal Reserve considers further changes to U.S. monetary policy. Having raised the federal funds rate, we believe they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. The diverging monetary policies of major central banks, geopolitical risks, commodity price pressures, and the potential for global growth to deviate from expectations could cause volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 45 years.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 593-4353. Performance for the Core Bond Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2015.

All investments involve risks, including possible loss of principal. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Duration is defined as the average time it takes to collect a bond’s interest and principal repayment. It is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates.

2

Core Bond Series

Performance Update as of December 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Core Bond Series - Class S3	0.44%	3.67%	5.02%	4.78%
Manning & Napier Fund, Inc. - Core Bond Series - Class I3,4	0.61%	3.70%	5.03%	4.79%
Barclays U.S. Aggregate Index[5,6]	0.55%	3.25%	4.51%	4.38%
Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index[7]	0.59%	3.32%	4.58%	4.44%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Core Bond Series - Class S for the ten years ended December 31, 2015 to the Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Barclays U.S. Aggregate Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index are calculated from April 21, 2005, the Series’ inception date. The Barclays U.S. Aggregate Bond Index performance numbers are calculated from April 30, 2005.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 0.69% for Class S and 0.46% for Class I (annualized). The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.72% for Class S and 0.52% for Class I (annualized) for the year ended December 31, 2015.

4For periods prior to the inception of Class I on August 3, 2015, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Core Bond Series - Class S.

5The Series’ primary index has changed from the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index to the Barclays U.S. Aggregate Bond Index because the market representation of the Barclays U.S. Aggregate Bond Index better represents the principal investment strategies of the Series.

6The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

3

Core Bond Series

Performance Update as of December 31, 2015

(unaudited)

7The unmanaged Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Bloomberg.

4

Core Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Series’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Series’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15*	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD** 7/1/15-12/31/15	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$998.70	$3.48	0.69%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.73	$3.52	0.69%
Class I
Actual	$1,000.00	$994.90	$1.89	0.46%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.89	$2.35	0.46%

*Class I inception date was August 3, 2015.

**Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period (except for the Series’ Class I Actual return information, which reflects the 150 day period ended December 31, 2015 due to its inception date of August 3, 2015). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

5

Core Bond Series

Portfolio Composition as of December 31, 2015

(unaudited)

6

Core Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS - 55.3%

Non-Convertible Corporate Bonds - 55.3%
Consumer Discretionary - 3.9%
Auto Components - 0.5%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	Baa1	$1,185,000	$1,206,383

Automobiles - 0.5%
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	Baa3	1,000,000	1,177,782

Household Durables - 0.8%
NVR, Inc., 3.95%, 9/15/2022	Baa2	1,775,000	1,790,407

Media - 1.6%
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	Baa2	1,280,000	1,386,249
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	Baa2	1,800,000	2,123,476

			3,509,725

Multiline Retail - 0.5%
Dollar General Corp., 3.25%, 4/15/2023	Baa3	1,200,000	1,142,797

Total Consumer Discretionary			8,827,094

Consumer Staples - 2.8%
Beverages - 2.3%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	A2	350,000	404,577
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 8.20%, 1/15/2039	A2	1,650,000	2,378,396
PepsiCo, Inc., 3.10%, 7/17/2022	A1	2,400,000	2,463,389

Food & Staples Retailing - 0.5%
CVS Health Corp., 3.50%, 7/20/2022	Baa1	1,200,000	1,221,067

Total Consumer Staples			6,467,429

Energy - 9.1%
Energy Equipment & Services - 2.4%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2	885,000	999,185
Ensco plc, 4.70%, 3/15/2021	Baa2	1,750,000	1,409,063
Ensco plc, 5.20%, 3/15/2025	Baa2	1,135,000	807,747
Schlumberger Holdings Corp.[2], 3.625%, 12/21/2022	A2	2,300,000	2,271,993

			5,487,988

Oil, Gas & Consumable Fuels - 6.7%
BP Capital Markets plc (United Kingdom), 3.535%, 11/4/2024	A2	750,000	729,472
Chevron Corp., 1.79%, 11/16/2018	Aa1	1,160,000	1,149,502
Columbia Pipeline Group, Inc.[2], 2.45%, 6/1/2018	Baa2	1,200,000	1,173,262
Columbia Pipeline Group, Inc.[2], 4.50%, 6/1/2025	Baa2	1,200,000	1,087,488
ConocoPhillips Co., 3.35%, 5/15/2025	A2	1,100,000	994,051
El Paso Natural Gas Co. LLC, 8.625%, 1/15/2022	Baa3	180,000	195,487
Hiland Partners LP - Hiland Partners Finance Corp.[2], 7.25%, 10/1/2020	Baa3	1,700,000	1,717,000
Kinder Morgan Energy Partners LP, 4.30%, 5/1/2024	Baa3	2,500,000	2,149,530
Kinder Morgan, Inc.[2], 5.625%, 11/15/2023	Baa3	1,650,000	1,508,310

The accompanying notes are an integral part of the financial statements.

7

Core Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
Petrobras Global Finance B.V. (Brazil)[3], 1.99%, 5/20/2016	Ba3		$1,200,000	$1,170,000
Petroleos Mexicanos (Mexico), 5.75%, 3/1/2018	Baa1		680,000	707,880
Petroleos Mexicanos (Mexico)[2], 4.50%, 1/23/2026	Baa1		1,150,000	1,010,275
Talisman Energy, Inc. (Canada), 3.75%, 2/1/2021	Baa3		780,000	707,220
TransCanada PipeLines Ltd. (Canada), 1.625%, 11/9/2017	A3		750,000	743,842

				15,043,319

Total Energy				20,531,307

Financials - 26.9%
Banks - 9.1%
Bank of America Corp., 5.42%, 3/15/2017	Baa3		1,193,000	1,241,785
Bank of America Corp., 5.70%, 5/2/2017	Baa3		1,100,000	1,147,164
Bank of America Corp., 4.00%, 1/22/2025	Baa3		625,000	611,830
Barclays Bank plc (United Kingdom)[2], 6.05%, 12/4/2017	Baa3		555,000	592,000
Barclays Bank plc (United Kingdom)[2], 10.179%, 6/12/2021	Baa3		1,750,000	2,266,943
BBVA Bancomer S.A. (Mexico)[2], 6.75%, 9/30/2022	Baa2		1,185,000	1,303,500
Citigroup, Inc., 3.875%, 3/26/2025	Baa3		765,000	744,565
Citigroup, Inc.[3], 0.943%, 8/25/2036	Baa3		1,000,000	759,328
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands)[4,5], 8.375%	WR	[6]	1,150,000	1,181,620
Intesa Sanpaolo S.p.A. (Italy), 2.375%, 1/13/2017	Baa1		770,000	772,504
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa1		800,000	823,701
Intesa Sanpaolo S.p.A. (Italy)[2], 6.50%, 2/24/2021	Baa1		800,000	907,434
JPMorgan Chase & Co., 4.95%, 3/25/2020	A3		1,500,000	1,626,489
Lloyds Banking Group plc (United Kingdom)[2], 4.582%, 12/10/2025	Baa2		4,378,000	4,388,665
Santander Bank N.A., 8.75%, 5/30/2018	Baa2		650,000	733,619
Santander Holdings USA, Inc., 2.65%, 4/17/2020	Baa2		750,000	735,801
Santander Issuances S.A.U. (Spain)[2], 5.911%, 6/20/2016	Baa2		750,000	761,896

				20,598,844

Capital Markets - 5.1%
The Goldman Sachs Group, Inc., 5.625%, 1/15/2017	Baa2		1,000,000	1,038,675
The Goldman Sachs Group, Inc., 7.50%, 2/15/2019	A3		1,100,000	1,258,687
The Goldman Sachs Group, Inc.[3], 2.012%, 11/29/2023	A3		755,000	761,701
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	Baa2		1,130,000	1,121,363
Morgan Stanley, 5.95%, 12/28/2017	A3		1,500,000	1,612,991
Morgan Stanley, 2.125%, 4/25/2018	A3		1,400,000	1,401,869
Morgan Stanley, 5.00%, 11/24/2025	Baa2		950,000	1,008,471
TD Ameritrade Holding Corp., 2.95%, 4/1/2022	A3		1,000,000	990,541
UBS AG (Switzerland)[3], 7.25%, 2/22/2022	BBB	[7]	475,000	495,564
UBS AG (Switzerland), 7.625%, 8/17/2022	BBB	[7]	435,000	495,900

The accompanying notes are an integral part of the financial statements.

8

Core Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
UBS AG (Switzerland)[3], 4.75%, 5/22/2023	BBB	[7]	$1,285,000	$1,304,682

				11,490,444

Diversified Financial Services - 2.7%
General Electric Capital Corp.[3], 0.714%, 5/5/2026	A1		1,270,000	1,177,508
ING Bank N.V. (Netherlands)[2], 5.80%, 9/25/2023	Baa2		735,000	798,555
ING Bank N.V. (Netherlands)[3], 4.125%, 11/21/2023	Baa2		1,590,000	1,619,434
Peachtree Corners Funding Trust[2], 3.976%, 2/15/2025	Baa2		1,350,000	1,340,252
Voya Financial, Inc., 2.90%, 2/15/2018	Baa2		1,150,000	1,162,431

				6,098,180

Insurance - 6.0%
Aegon N.V. (Netherlands)[3,4], 2.142%	Baa1		875,000	691,963
American International Group, Inc., 4.875%, 6/1/2022	Baa1		2,450,000	2,645,853
American International Group, Inc., 4.125%, 2/15/2024	Baa1		1,700,000	1,745,749
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	Baa2		4,750,000	4,934,751
AXA S.A. (France)[3,4], 2.312%	A3		1,725,000	1,406,315
First American Financial Corp., 4.30%, 2/1/2023	Baa3		915,000	908,479
Prudential Financial, Inc.[4,8], 5.875%	Baa2		1,130,000	1,174,635

				13,507,745

Real Estate Investment Trusts (REITS) - 4.0%
American Tower Corp., 2.80%, 6/1/2020	Baa3		1,300,000	1,285,038
AvalonBay Communities, Inc., 6.10%, 3/15/2020	Baa1		850,000	964,671
Crown Castle Towers LLC[2], 6.113%, 1/15/2020	A2		745,000	812,538
Crown Castle Towers LLC[2], 4.883%, 8/15/2020	A2		250,000	267,255
Crown Castle Towers LLC[2], 3.222%, 5/15/2022	A2		400,000	394,664
Digital Delta Holdings LLC[2], 3.40%, 10/1/2020	Baa2		450,000	450,493
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2		650,000	716,599
GTP Acquisition Partners I LLC[2], 2.35%, 6/15/2020	Aaa		450,000	436,383
HCP, Inc., 4.00%, 6/1/2025	Baa1		1,200,000	1,171,696
Ventas Realty LP, 4.125%, 1/15/2026	Baa1		500,000	498,417
Ventas Realty LP - Ventas Capital Corp., 4.75%, 6/1/2021	Baa1		300,000	319,503
Welltower, Inc., 4.95%, 1/15/2021	Baa2		990,000	1,061,444
Welltower, Inc., 4.00%, 6/1/2025	Baa2		800,000	786,933

				9,165,634

Total Financials				60,860,847

Health Care - 0.8%
Biotechnology - 0.5%
AbbVie, Inc., 1.80%, 5/14/2018	Baa1		1,000,000	995,396

The accompanying notes are an integral part of the financial statements.

9

Core Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care (continued)
Health Care Providers & Services - 0.3%
Aetna, Inc., 3.50%, 11/15/2024	Baa1		$765,000	$763,622

Total Health Care				1,759,018

Industrials - 5.4%
Airlines - 0.9%
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	A	[7]	750,673	791,960
Southwest Airlines Co., 2.75%, 11/6/2019	Baa1		765,000	770,930
Southwest Airlines Co., 2.65%, 11/5/2020	Baa1		400,000	397,967

				1,960,857

Construction & Engineering - 0.4%
Fluor Corp., 3.50%, 12/15/2024	A3		800,000	799,336

Industrial Conglomerates - 1.4%
Danaher Corp., 1.65%, 9/15/2018	A2		1,225,000	1,224,359
Siemens Financieringsmaatschappij N.V. (Germany)[2], 2.90%, 5/27/2022	A1		2,000,000	1,999,204

				3,223,563

Machinery - 0.5%
Stanley Black & Decker, Inc., 2.451%, 11/17/2018	Baa2		1,200,000	1,204,682

Trading Companies & Distributors - 2.2%
Air Lease Corp., 2.625%, 9/4/2018	BBB	[7]	2,425,000	2,397,018
Air Lease Corp., 3.375%, 1/15/2019	BBB	[7]	185,000	185,925
Aviation Capital Group Corp.[2], 2.875%, 9/17/2018	BBB	[7]	2,500,000	2,485,655

				5,068,598

Total Industrials				12,257,036

Information Technology - 3.6%
Communications Equipment - 0.8%
QUALCOMM, Inc., 3.00%, 5/20/2022	A1		600,000	593,987
QUALCOMM, Inc., 3.45%, 5/20/2025	A1		1,200,000	1,150,991

				1,744,978

Internet Software & Services - 0.7%
Baidu, Inc. (China), 2.75%, 6/9/2019	A3		800,000	793,038
Tencent Holdings Ltd. (China)[2], 3.375%, 5/2/2019	A2		825,000	838,899

				1,631,937

IT Services - 1.1%
Automatic Data Processing, Inc., 2.25%, 9/15/2020	Aa3		1,200,000	1,204,544
Visa, Inc., 2.80%, 12/14/2022	A1		1,140,000	1,144,712

				2,349,256

The accompanying notes are an integral part of the financial statements.

10

Core Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Information Technology (continued)
Semiconductors & Semiconductor Equipment - 0.5%
Intel Corp., 2.45%, 7/29/2020	A1		$1,200,000	$1,213,726

Technology Hardware, Storage & Peripherals - 0.5%
Hewlett Packard Enterprise Co.[2], 2.45%, 10/5/2017	Baa2		1,165,000	1,164,012

Total Information Technology				8,103,909

Materials - 1.6%
Chemicals - 1.0%
The Dow Chemical Co., 8.55%, 5/15/2019	Baa2		965,000	1,137,396
Solvay Finance America LLC (Belgium)[2], 3.40%, 12/3/2020	Baa2		1,200,000	1,190,356

				2,327,752

Metals & Mining - 0.3%
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	A3		625,000	607,521

Paper & Forest Products - 0.3%
Domtar Corp., 4.40%, 4/1/2022	Baa3		735,000	747,369

Total Materials				3,682,642

Telecommunication Services - 1.2%
Diversified Telecommunication Services - 1.0%
Verizon Communications, Inc., 6.35%, 4/1/2019	Baa1		1,000,000	1,125,034
Verizon Communications, Inc., 5.15%, 9/15/2023	Baa1		1,040,000	1,143,299

				2,268,333

Wireless Telecommunication Services - 0.2%
SBA Tower Trust[2], 3.598%, 4/15/2018	Baa3		465,000	463,328

Total Telecommunication Services				2,731,661

TOTAL CORPORATE BONDS
(Identified Cost $127,340,505)				125,220,943

ASSET-BACKED SECURITIES - 1.8%
Alterna Funding I LLC, Series 2014-1A, Class NOTE[2], 1.639%, 2/15/2021	WR	[6]	185,733	184,659
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A2, 2.00%, 12/10/2023	WR	[6]	529,329	529,822
Colony American Homes, Series 2015-1A, Class A2,3, 1.551%, 7/17/2032	Aaa		574,265	561,023
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[2], 1.59%, 2/22/2021	AAA	[7]	725,000	720,240
FDIC Trust, Series 2011-R1, Class A2, 2.672%, 7/25/2026	WR	[6]	84,355	85,680
FNA Trust, Series 2014-1A, Class A2, 1.296%, 12/10/2022	WR	[6]	157,130	156,859
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[2], 3.74%, 2/25/2017	Aaa		198,333	198,953

The accompanying notes are an integral part of the financial statements.

11

Core Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

ASSET-BACKED SECURITIES (continued)

Invitation Homes Trust, Series 2015-SFR3, Class A2,3, 1.651%, 8/17/2032	Aaa		$596,362	$585,015
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A2, 1.92%, 10/15/2019	Aaa		390,000	386,602
SpringCastle America Funding LLC, Series 2014-AA, Class A2, 2.70%, 5/25/2023	WR	[6]	221,578	221,089
Starwood Retail Property Trust, Series 2014-STAR, Class A2,3, 1.551%, 11/15/2027	AAA	[7]	410,000	408,064

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $4,071,716)				4,038,006

COMMERCIAL MORTGAGE-BACKED SECURITIES - 13.8%
Americold LLC Trust, Series 2010-ARTA, Class A1[2], 3.847%, 1/14/2029	AAA	[7]	56,978	58,841
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	Aaa		80,188	80,839
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A1A3, 5.906%, 9/11/2038	Aaa		653,897	656,377
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	AAA	[7]	658,103	664,334
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class AM3, 5.568%, 10/12/2041	A3		200,000	204,064
BWAY Mortgage Trust, Series 2015-1740, Class A2, 2.917%, 1/13/2035	AAA	[7]	400,000	379,086
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[2], 3.759%, 4/15/2044	Aaa		17,958	17,994
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3[3], 6.033%, 3/15/2049	Aaa		249,211	249,737
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 8/15/2048	AAA	[7]	644,188	654,458
Commercial Mortgage Pass-Through Certificates, Series 2006-GG7, Class A4[3], 6.048%, 7/10/2038	Aaa		297,681	299,050
Commercial Mortgage Pass-Through Certificates, Series 2015-3BP, Class A2, 3.178%, 2/10/2035	WR	[6]	400,000	391,978
Commercial Mortgage Pass-Through Certificates, Series 2015-LC19, Class A4, 3.183%, 2/10/2048	Aaa		1,100,000	1,078,586
Commercial Mortgage Pass-Through Certificates, Series 2015-PC1, Class A5, 3.902%, 7/10/2050	Aaa		700,000	720,703
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class A1A, 5.297%, 12/15/2039	Aaa		948,373	969,729
Credit Suisse Mortgage Capital Trust, Series 2013-IVR3, Class A1[2,3], 2.50%, 5/25/2043	AAA	[7]	366,772	349,078
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[2,3], 2.13%, 2/25/2043	AAA	[7]	311,646	290,349
Extended Stay America Trust, Series 2013-ESH7, Class A27[2], 2.958%, 12/5/2031	Aaa		455,000	455,402

The accompanying notes are an integral part of the financial statements.

12

Core Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	Aaa		$253,762	$253,701
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[3], 1.391%, 4/25/2021	Aaa		7,636,833	414,910
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[3], 1.708%, 10/25/2021	Aaa		1,193,422	87,646
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[3], 1.625%, 6/25/2022	Aaa		9,661,678	731,300
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[3], 0.333%, 4/25/2023	Aaa		14,390,916	195,372
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[3], 0.234%, 5/25/2023	Aaa		8,491,627	67,274
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[3], 1.706%, 10/25/2018	Aaa		1,645,316	62,365
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	Aaa		420,000	420,289
FREMF Mortgage Trust, Series 2011-K15, Class B2,3, 5.116%, 8/25/2044	WR	[6]	170,000	182,686
FREMF Mortgage Trust, Series 2011-K701, Class B2,3, 4.436%, 7/25/2048	A	[7]	160,000	163,715
FREMF Mortgage Trust, Series 2013-K712, Class B2,3, 3.484%, 5/25/2045	A	[7]	360,000	361,134
FREMF Mortgage Trust, Series 2015-K42, Class B2,3, 3.985%, 12/25/2024	A	[3]	380,000	363,140
FREMF Mortgage Trust, Series 2015-K43, Class B2,3, 3.863%, 2/25/2048	WR	[6]	400,000	365,770
FREMF Mortgage Trust, Series 2015-K720, Class B2,3, 3.506%, 7/25/2022	Baa2		340,000	297,569
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[2,3], 3.495%, 12/15/2019	AA	[7]	400,000	399,037
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[2,3], 3.495%, 12/15/2019	BBB	[7]	220,000	211,612
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4[3], 6.106%, 4/15/2045	Aaa		300,642	301,605
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3[2], 4.07%, 11/15/2043	AAA	[7]	200,000	210,146
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[2,3], 3.00%, 3/25/2043	WR	[6]	241,332	235,975
JP Morgan Mortgage Trust, Series 2013-2, Class A2[2,3], 3.50%, 5/25/2043	AAA	[7]	274,904	276,665
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[2,3], 3.00%, 6/25/2029	AAA	[7]	308,371	311,503
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A1A, 5.335%, 11/15/2038	AAA	[7]	813,801	830,134
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[2], 2.767%, 1/20/2041	Aaa		317,115	315,294

The accompanying notes are an integral part of the financial statements.

13

Core Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

Merrill Lynch Mortgage Trust, Series 2006-C2, Class A4[3], 5.742%, 8/12/2043	Aaa		$1,092,710	$1,103,913
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A3, 5.172%, 12/12/2049	Aaa		1,060,578	1,077,695
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class A4, 4.051%, 4/15/2047	Aaa		1,100,000	1,158,908
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4, 5.332%, 12/15/2043	AAA	[7]	2,136,971	2,174,891
Motel 6 Trust, Series 2015-MTL6, Class B2, 3.298%, 2/5/2030	WR	[6]	350,000	346,216
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[2,3], 3.75%, 11/25/2054	AAA	[7]	318,499	323,612
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[3], 3.75%, 8/25/2055	Aaa		589,483	598,043
OBP Depositor LLC Trust, Series 2010-OBP, Class A2, 4.646%, 7/15/2045	AAA	[7]	100,000	107,742
SBA Small Business Investment Companies, Series 2015-10B, Class 1, 2.829%, 9/10/2025	Aaa		1,655,000	1,677,677
SCG Trust, Series 2013-SRP1, Class AJ2,3, 2.281%, 11/15/2026	AAA	[7]	450,000	447,283
Sequoia Mortgage Trust, Series 2012-2, Class A2[3], 3.50%, 4/25/2042	WR	[6]	135,327	136,307
Sequoia Mortgage Trust, Series 2013-7, Class A2[3], 3.00%, 6/25/2043	AAA	[7]	223,555	218,455
Sequoia Mortgage Trust, Series 2013-8, Class A1[3], 3.00%, 6/25/2043	Aaa		300,218	290,649
U.S. Small Business Administration, Series 2015-10A, Class 1, 2.517%, 3/10/2025	Aaa		624,812	631,778
UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/2046	Aaa		800,000	802,926
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX2, 4.004%, 9/13/2028	AAA	[7]	245,000	258,398
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[3], 6.011%, 6/15/2045	Aaa		985,050	989,850
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[2], 4.393%, 11/15/2043	Aaa		275,000	293,405
Wells Fargo Commercial Mortgage Trust, Series 2015-C30 - Class A4, 3.664%, 9/15/2058	Aaa		550,000	557,304
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[2,3], 4.869%, 2/15/2044	Aaa		810,000	884,552
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	Aaa		700,000	739,460
WF-RBS Commercial Mortgage Trust, Series 2014-C20, Class A5, 3.995%, 5/15/2047	Aaa		1,100,000	1,152,824
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[2,3], 3.50%, 1/20/2045	WR	[6]	312,249	315,079
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[2,3], 3.50%, 3/20/2045	Aaa		377,401	382,676

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $31,863,899)				31,249,090

The accompanying notes are an integral part of the financial statements.

14

Core Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT	VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS - 1.3%

Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019	Baa3	$300,000	$335,250
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020	Aa2	2,500,000	2,496,883

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $2,856,768)			2,832,133

U.S. TREASURY SECURITIES - 12.2%

U.S. Treasury Bonds - 1.5%
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/2042 (Identified Cost $3,628,891)		3,973,414	3,490,708

U.S. Treasury Notes - 10.7%
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/2017		17,313,727	17,279,238
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/2020		4,648,188	4,588,938
U.S. Treasury Inflation Indexed Notes, 0.125%, 1/15/2022		2,361,087	2,288,009

Total U.S. Treasury Notes
(Identified Cost $24,225,264)			24,156,185

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $27,854,155)			27,646,893

U.S. GOVERNMENT AGENCIES - 14.5%

Mortgage-Backed Securities - 6.4%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021		319,366	342,745
Fannie Mae, Pool #995233, 5.50%, 10/1/2021		24,045	25,589
Fannie Mae, Pool #888017, 6.00%, 11/1/2021		31,434	34,091
Fannie Mae, Pool #995329, 5.50%, 12/1/2021		218,336	233,983
Fannie Mae, Pool #888136, 6.00%, 12/1/2021		39,409	42,797
Fannie Mae, Pool #888810, 5.50%, 11/1/2022		381,058	407,666
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024		24,469	26,713
Fannie Mae, Pool #AL5861, 4.50%, 1/1/2031		596,713	647,725
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034		148,620	161,400
Fannie Mae, Pool #MA1890, 4.00%, 5/1/2034		284,578	304,519
Fannie Mae, Pool #MA2177, 4.00%, 2/1/2035		270,214	288,836
Fannie Mae, Pool #MA2198, 3.50%, 3/1/2035		928,306	969,756
Fannie Mae, Pool #828377, 5.50%, 6/1/2035		606,861	681,143
Fannie Mae, Pool #889494, 5.50%, 1/1/2037		644,641	724,897
Fannie Mae, Pool #933731, 5.50%, 4/1/2038		83,581	93,138
Fannie Mae, Pool #889624, 5.50%, 5/1/2038		103,452	115,599
Fannie Mae, Pool #995876, 6.00%, 11/1/2038		284,581	321,634
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039		103,392	115,577
Fannie Mae, Pool #AL6294, 4.50%, 11/1/2044		823,285	892,753
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020		111,862	118,165
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022		38,647	42,075

The accompanying notes are an integral part of the financial statements.

15

Core Bond Series

Investment Portfolio - December 31, 2015

	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022	$27,782	$30,229
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023	21,166	22,970
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023	38,058	41,405
Freddie Mac, Pool #D98711, 4.50%, 7/1/2031	216,598	235,301
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033	224,633	243,956
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034	211,559	229,530
Freddie Mac, Pool #C91766, 4.50%, 5/1/2034	209,857	228,711
Freddie Mac, Pool #C91771, 4.50%, 6/1/2034	213,128	232,587
Freddie Mac, Pool #C91780, 4.50%, 7/1/2034	218,621	237,392
Freddie Mac, Pool #C91832, 3.50%, 6/1/2035	1,052,854	1,098,198
Freddie Mac, Pool #C91854, 4.00%, 10/1/2035	795,451	849,617
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	200,159	222,358
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	89,941	100,064
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	22,925	25,497
Freddie Mac, Pool #G08331, 4.50%, 2/1/2039	791,101	853,257
Freddie Mac, Pool #G05275, 5.50%, 2/1/2039	617,815	688,637
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	174,848	197,476
Freddie Mac, Pool #G60071, 4.50%, 7/1/2042	667,204	718,782
Freddie Mac, Pool #Q17513, 3.50%, 4/1/2043	276,290	284,760
Freddie Mac, Pool #C09068, 3.50%, 11/1/2044	196,293	202,226
Freddie Mac, Pool #G08672, 4.00%, 10/1/2045	1,192,883	1,261,148

Total Mortgage-Backed Securities
(Identified Cost $14,564,103)		14,594,902

Other Agencies - 8.1%
Fannie Mae, 0.875%, 5/21/2018	16,150,000	15,998,610
Fannie Mae, 2.625%, 9/6/2024	2,300,000	2,324,286

Total Other Agencies
(Identified Cost $18,421,014)		18,322,896

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $32,985,117)		32,917,798

SHORT-TERM INVESTMENT - 2.4%

Dreyfus Cash Management, Inc. - Institutional Shares[9], 0.23%, (Identified Cost $5,504,201)	5,504,201	5,504,201

TOTAL INVESTMENTS - 101.3%
(Identified Cost $232,476,361)		229,409,064
LIABILITIES, LESS OTHER ASSETS - (1.3%)		(3,032,007)

NET ASSETS - 100%		$226,377,057

The accompanying notes are an integral part of the financial statements.

16

Core Bond Series

Investment Portfolio - December 31, 2015

KEY:

IO - Interest only

1Credit ratings from Moody’s (unaudited).

2Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $44,664,303 or 19.7%, of the Series’ net assets as of December 31, 2015 (see Note 2 to the financial statements).

3The coupon rate is floating and is the effective rate as of December 31, 2015.

4Security is perpetual in nature and has no stated maturity date.

5The rate shown is a fixed rate as of December 31, 2015; the rate becomes floating, based on U.S. Treasury Note (5 Year) in July 2016.

6Credit rating has been withdrawn. As of December 31, 2015, there is no rating available (unaudited).

7Credit ratings from S&P (unaudited).

8The rate shown is a fixed rate as of December 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in September 2022.

9Rate shown is the current yield as of December 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

17

Core Bond Series

Statement of Assets and Liabilities

December 31, 2015

ASSETS:

Investments, at value (identified cost $232,476,361) (Note 2)	$229,409,064
Interest receivable	1,658,076
Receivable for fund shares sold	219,692

TOTAL ASSETS	231,286,832

LIABILITIES:

Accrued management fees (Note 3)	62,843
Accrued shareholder services fees (Class S) (Note 3)	31,178
Accrued fund accounting and administration fees (Note 3)	26,938
Accrued transfer agent fees (Note 3)	968
Accrued Chief Compliance Officer service fees (Note 3)	429
Payable for fund shares repurchased	4,770,447
Other payables and accrued expenses	16,972

TOTAL LIABILITIES	4,909,775

TOTAL NET ASSETS	$226,377,057

NET ASSETS CONSIST OF:

Capital stock	$221,637
Additional paid-in-capital	229,122,532
Undistributed net investment income	75,848
Accumulated net realized gain on investments	24,337
Net unrealized depreciation on investments	(3,067,297)

TOTAL NET ASSETS	$226,377,057

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($147,073,755/14,028,859 shares)	$10.48

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($79,303,302/8,134,880 shares)	$9.75

The accompanying notes are an integral part of the financial statements.

18

Core Bond Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:

Interest	$5,633,612
Dividends	40,997

Total Investment Income	5,674,609

EXPENSES:

Management fees (Note 3)	1,042,546
Shareholder services fees (Class S) (Note 3)	176,700
Fund accounting and administration fees (Note 3)	82,292
Directors’ fees (Note 3)	7,731
Transfer agent fees (Note 3)	2,639
Chief Compliance Officer service fees (Note 3)	2,541
Custodian fees	15,136
Miscellaneous	94,953

Total Expenses	1,424,538
Less reduction of expenses (Note 3)	(58,978)

Net Expenses	1,365,560

NET INVESTMENT INCOME	4,309,049

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain on investments	1,262,615
Net change in unrealized appreciation (depreciation) on investments	(5,326,325)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	(4,063,710)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$245,339

The accompanying notes are an integral part of the financial statements.

19

Core Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$4,309,049	$4,492,307
Net realized gain on investments	1,262,615	2,116,134
Net change in unrealized appreciation (depreciation) on investments	(5,326,325)	(962,167)

Net increase from operations	245,339	5,646,274

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(3,237,173)	(4,503,109)
From net investment income (Class I)	(996,028)	—
From net realized gain on investments (Class S)	(788,319)	(1,691,493)
From net realized gain on investments (Class I)	(472,098)	—

Total distributions to shareholders	(5,493,618)	(6,194,602)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	78,606,983	457,670

Net increase (decrease) in net assets	73,358,704	(90,658)

NET ASSETS:

Beginning of year	153,018,353	153,109,011

End of year (including undistributed net investment income of $75,848 and $0, respectively)	$226,377,057	$153,018,353

The accompanying notes are an integral part of the financial statements.

20

Core Bond Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.69	$10.74	$11.56	$11.05	$10.94

Income (loss) from investment operations:
Net investment income[1]	0.22	0.31	0.35	0.41	0.44
Net realized and unrealized gain (loss) on investments	(0.17)	0.08	(0.44)	0.66	0.18

Total from investment operations	0.05	0.39	(0.09)	1.07	0.62

Less distributions to shareholders:
From net investment income	(0.20)	(0.32)	(0.36)	(0.41)	(0.44)
From net realized gain on investments	(0.06)	(0.12)	(0.37)	(0.15)	(0.07)

Total distributions to shareholders	(0.26)	(0.44)	(0.73)	(0.56)	(0.51)

Net asset value - End of year	$10.48	$10.69	$10.74	$11.56	$11.05

Net assets - End of year (000’s omitted)	$147,074	$153,018	$153,109	$189,616	$164,086

Total return[2]	0.44%	3.62%	(0.79%)	9.74%	5.68%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.69%	0.70%	0.70%	0.70%	0.71%
Net investment income	2.09%	2.86%	3.09%	3.55%	3.91%
Portfolio turnover	88%	57%	56%	31%	18%

*Effective August 3, 2015, the shares of the Series have been designated as Class S.
**The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	0.03%	N/A	N/A	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

21

Core Bond Series

Financial Highlights - Class I

FOR THE PERIOD 8/3/15[1] TO 12/31/15
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.08
Net realized and unrealized loss on investments	(0.13)

Total from investment operations	(0.05)

Less distributions to shareholders:

From net investment income	(0.14)
From net realized gain on investments	(0.06)

Total distributions to shareholders	(0.20)

Net asset value - End of period	$9.75

Net assets - End of period (000’s omitted)	$79,303

Total return[3]	(0.51%)
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.46%[4]
Net investment income	2.03%[4]
Portfolio turnover	88%

* The investment advisor did not impose all or a portion of its management and/or other fees, and in some years may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:
0.06%[4]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

22

Core Bond Series

Notes to Financial Statements

1.	Organization

Core Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing primarily in fixed income securities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. Effective August 1, 2015, the Class A shares of the Series have been redesignated Class S and the Series issued Class I shares on August 1, 2015. Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 125 million have been designated as Core Bond Series Class S common stock and 100 million have been designated as Core Bond Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these

23

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Debt securities:
U.S. Treasury and other U.S.
Government agencies	60,564,691	—	60,564,691	—
Corporate debt:
Consumer Discretionary	8,827,094	—	8,827,094	—
Consumer Staples	6,467,429	—	6,467,429	—
Energy	20,531,307	—	20,531,307	—
Financials	60,860,847	—	60,860,847	—
Health Care	1,759,018	—	1,759,018	—
Industrials	12,257,036	—	12,257,036	—
Information Technology	8,103,909	—	8,103,909	—
Materials	3,682,642	—	3,682,642	—
Telecommunication Services	2,731,661	—	2,731,661	—
Asset-backed securities	4,038,006	—	4,038,006	—
Commercial mortgage-backed securities	31,249,090	—	31,249,090	—
Foreign government bonds	2,832,133	—	2,832,133	—
Mutual fund	5,504,201	5,504,201	—	—

Total assets	$229,409,064	$5,504,201	$223,904,863	$—

There were no Level 3 securities held by the Series as of December 31, 2014 or December 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

24

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2015.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance

25

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2015.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2015.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2012 through December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the

26

Core Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly. Effective August 1, 2015, the annual rate is 0.40% of the Series’ average daily net assets. Prior to August 1, 2015, the rate was 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2017, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.45% of average daily net assets. Prior to August 1, 2015, the Advisor had contractually agreed to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.80% of average daily net assets. The Advisor waived fees of $58,978 for the year ended December 31, 2015. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

27

Core Bond Series

Notes to Financial Statements (continued)

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $128,207,564 and $96,765,258, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $136,541,466 and $79,054,701, respectively.

5.	Capital Stock Transactions

Transactions in shares of Core Bond Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	11,494,848	$123,693,225	1,832,616	$19,938,196
Reinvested	370,052	3,916,056	570,845	6,171,326
Repurchased	(12,151,897)	(130,150,134)	(2,340,559)	(25,651,852)

Total	(286,997)	$(2,540,853)	62,902	$457,670

CLASS I:	FOR THE PERIOD 8/3/15 (COMMENCEMENT OF OPERATIONS) TO 12/31/15
	SHARES	AMOUNT
Sold	9,647,103	$96,094,301
Reinvested	118,983	1,162,715
Repurchased	(1,631,206)	(16,109,180)

Total	8,134,880	$81,147,836

Over 90% of the shares outstanding are held by fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2015.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses including wash sales and investments in Treasury Inflation Protected securities. The Series may periodically make reclassifications among its capital

28

Core Bond Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
Ordinary income	$4,233,201	$4,492,307
Long-term capital gains	1,260,417	1,702,295

At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$232,554,010
Unrealized appreciation	976,484
Unrealized depreciation	(4,121,430)

Net unrealized depreciation	$(3,144,946)

Undistributed ordinary income	$91,123
Undistributed long-term capital gains	$86,711

29

Core Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Core Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Core Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

30

Core Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $26,650 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $1,391,238 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2015.

31

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

32

Core Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

33

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

34

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit)(2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(1972-present)
Culinary Institute of America (non-profit college)(1985-present)
George Eastman House (museum)(1988-present)
National Restaurant Association (restaurant trade organization)(1978- present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto
manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(2005-present)
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning &
Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

35

Core Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

36

Core Bond Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

37

Core Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCOB-12/15-AR

High Yield Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global financial markets during the past year, largely driven by macroeconomic factors. Renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth triggered market gyrations. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

High Yield Bond Series

Fund Commentary

(unaudited)

Investment Objective

To provide a high level of long-term total return, which is a combination of income and capital appreciation. Under normal circumstances, the Series will invest at least 80% of its assets in bonds that are rated below investment-grade (junk bonds) and those securities, principally exchange-traded funds, which are designed to track the performance of non-investment grade securities.

Performance Commentary

Domestic fixed income markets generated modestly positive absolute returns in 2015, although performance across sectors was mixed. Municipal, mortgage-backed, and Treasury securities turned in positive performance for the year, whereas corporate bonds were negative. Meanwhile, performance across international fixed income markets was exceptionally challenging.

High yield was one of the weakest performing fixed income asset classes during 2015. The Bank of America Merrill Lynch U.S. High Yield, Cash Pay, BB-B Rated Index experienced a return of -2.89%. The High Yield Bond Series experienced negative absolute returns as well, returning -3.28%, slightly trailing the benchmark.

The high yield sector was negatively affected by widening credit spreads and large outflows. Additionally, several parts of the high yield market experienced notable weakness. The commodity and energy sectors, for example, continued to show a high level of stress/distress.

During 2016 the fixed income landscape should continue to shift as the Federal Reserve considers further changes to U.S. monetary policy. Having raised the federal funds rate, we believe they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. The diverging monetary policies of major central banks, geopolitical risks, commodity price pressures, and the potential for global growth to deviate from expectations could cause volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 45 years.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the High Yield Bond Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2015.

There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal.

2

High Yield Bond Series

Performance Update as of December 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - High Yield Bond Series - Class S3	-3.28%	4.89%	6.78%
Manning & Napier Fund, Inc. - High Yield Bond Series - Class I3,4	-2.93%	5.09%	6.94%
Bank of America (BofA) Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index[5]	-2.89%	5.26%	7.64%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - High Yield Bond Series Class S from its inception (9/14/09) to present (12/31/15) to the BofA Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from September 14, 2009, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 1.11% for Class S and 0.87% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.11% for Class S and 0.87% for Class I for the year ended December 31, 2015.

4For periods prior to the inception of Class I on August 1, 2012, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. High Yield Bond Series Class S.

5The unmanaged Bank of America (BofA) Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Index is a market value-weighted measure of BB and B rated corporate bonds with maturities of at least one year. The Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

High Yield Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$ 938.10	$5.62	1.15%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Class I
Actual	$1,000.00	$ 940.10	$4.45	0.91%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.62	$4.63	0.91%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

4

High Yield Bond Series

Portfolio Composition as of December 31, 2015

(unaudited)

5

High Yield Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

LOAN ASSIGNMENTS - 7.3%

Berry Plastics Group, Inc., Term Loan D2, 3.50%, 2/8/2020	Ba3	$2,250,000	$2,203,470
Charter Communications Operating LLC, Term Loan E2, 3.00%, 7/1/2020	Baa3	2,992,327	2,933,109
CHS - Community Health Systems, Inc., Term Loan G2, 3.75%, 12/31/2019	Ba2	1,492,500	1,452,397
Hilton Worldwide Finance LLC, Term Loan B2, 3.50%, 10/25/2020	Ba2	2,250,000	2,243,677
Valeant Pharmaceuticals International, Inc., Series D-2, Term Loan B2, 3.50%, 2/13/2019	Ba1	3,000,000	2,887,500

TOTAL LOAN ASSIGNMENTS (Identified Cost $11,908,137)			11,720,153

CORPORATE BONDS - 86.7%

Non-Convertible Corporate Bonds - 86.7%
Consumer Discretionary - 12.7%
Auto Components - 0.8%
Techniplas LLC[3], 10.00%, 5/1/2020	Caa1	1,805,000	1,281,550

Household Durables - 6.4%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[3], 6.125%, 7/1/2022	B1	3,710,000	3,431,750
Meritage Homes Corp., 7.15%, 4/15/2020	Ba3	1,515,000	1,594,537
Meritage Homes Corp., 7.00%, 4/1/2022	Ba3	1,523,000	1,595,342
TRI Pointe Holdings, Inc. - TRI Pointe Group, Inc., 4.375%, 6/15/2019	B1	1,820,000	1,779,050
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	B2	1,930,000	1,814,200

			10,214,879

Media - 5.5%
Columbus International, Inc. (Barbados)[3], 7.375%, 3/30/2021	Ba3	2,475,000	2,450,250
Sinclair Television Group, Inc.[3], 5.625%, 8/1/2024	B1	2,158,000	2,098,655
Sirius XM Radio, Inc.[3], 5.375%, 4/15/2025	Ba3	1,670,000	1,680,437
VTR Finance B.V. (Chile)[3], 6.875%, 1/15/2024	B1	2,935,000	2,700,200

			8,929,542

Total Consumer Discretionary			20,425,971

Consumer Staples - 5.2%
Food & Staples Retailing - 1.3%
C&S Group Enterprises LLC[3], 5.375%, 7/15/2022	B1	2,220,000	1,998,000

Food Products - 2.4%
Kraft Heinz Foods Co., 6.75%, 3/15/2032	Baa3	1,601,000	1,852,815
Pinnacle Operating Corp.[3], 9.00%, 11/15/2020	Caa1	2,185,000	2,053,900

			3,906,715

Household Products - 1.5%
HRG Group, Inc., 7.75%, 1/15/2022	Caa1	2,450,000	2,401,000

Total Consumer Staples			8,305,715

The accompanying notes are an integral part of the financial statements.

6

High Yield Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)

Energy - 6.1%
Energy Equipment & Services - 0.3%
FTS International, Inc., 6.25%, 5/1/2022	Caa2	$1,470,000	$411,600

Oil, Gas & Consumable Fuels - 5.8%
Antero Resources Corp., 5.125%, 12/1/2022	Ba3	760,000	577,600
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp., 6.125%, 3/1/2022	B1	2,515,000	1,747,925
PBF Holding Co. LLC - PBF Finance Corp.[3], 7.00%, 11/15/2023	B1	1,535,000	1,496,625
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	Ba3	4,355,000	4,006,600
WPX Energy, Inc., 6.00%, 1/15/2022	Ba1	2,250,000	1,575,000

			9,403,750

Total Energy			9,815,350

Financials - 20.4%
Banks - 4.4%
CIT Group, Inc., 5.00%, 5/15/2017	B1	1,500,000	1,545,000
Lloyds Bank plc (United Kingdom)[3,4,5], 12.00%	BB6	1,650,000	2,337,720
Popular, Inc., 7.00%, 7/1/2019	B2	3,420,000	3,197,700

			7,080,420

Capital Markets - 1.3%
Drawbridge Special Opportunities Fund LP - Drawbridge Special Opportunities Finance[3], 5.00%, 8/1/2021	BBB6	2,225,000	2,158,250

Consumer Finance - 3.9%
Ally Financial, Inc., 2.75%, 1/30/2017	Ba3	3,500,000	3,491,250
Navient Corp., 6.125%, 3/25/2024	Ba3	3,495,000	2,848,425

			6,339,675

Diversified Financial Services - 1.7%
Jefferies Finance LLC - JFIN Co-Issuer Corp.[3], 7.375%, 4/1/2020	B1	1,470,000	1,304,625
Jefferies Finance LLC - JFIN Co-Issuer Corp.[3], 6.875%, 4/15/2022	B1	1,705,000	1,432,200

			2,736,825

Real Estate Investment Trusts (REITS) - 3.5%
DuPont Fabros Technology LP, 5.875%, 9/15/2021	Ba1	1,595,000	1,658,800
Qualitytech LP - QTS Finance Corp., 5.875%, 8/1/2022	B2	1,437,000	1,465,740
Rialto Holdings LLC - Rialto Corp.[3], 7.00%, 12/1/2018	B2	2,415,000	2,451,225

			5,575,765

Real Estate Management & Development - 2.3%
Forestar USA Real Estate Group, Inc.[3], 8.50%, 6/1/2022	B3	1,850,000	1,803,750
Greystar Real Estate Partners LLC[3], 8.25%, 12/1/2022	B2	1,750,000	1,815,625

			3,619,375

The accompanying notes are an integral part of the financial statements.

7

High Yield Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Thrifts & Mortgage Finance - 3.3%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	Ba3	$1,625,000	$1,618,906
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[3], 5.875%, 8/1/2021	Ba3	2,655,000	2,416,050
Prospect Holding Co. LLC - Prospect Holding Finance Co.[3], 10.25%, 10/1/2018	B2	2,470,000	1,191,775

			5,226,731

Total Financials			32,737,041

Health Care - 5.6%
Biotechnology - 1.3%
AMAG Pharmaceuticals, Inc.[3], 7.875%, 9/1/2023	B3	2,370,000	2,085,600

Health Care Providers & Services - 2.0%
Tenet Healthcare Corp.[2,3], 4.012%, 6/15/2020	Ba2	1,680,000	1,638,000
Tenet Healthcare Corp., 8.125%, 4/1/2022	B3	1,535,000	1,531,163

			3,169,163

Pharmaceuticals - 2.3%
Concordia Healthcare Corp. (Canada)[3], 7.00%, 4/15/2023	Caa2	2,535,000	2,199,113
Mallinckrodt International Finance S.A. - Mallinckrodt CB LLC[3], 5.625%, 10/15/2023	B1	1,625,000	1,543,750

			3,742,863

Total Health Care			8,997,626

Industrials - 12.0%
Aerospace & Defense - 1.8%
DigitalGlobe, Inc.[3], 5.25%, 2/1/2021	B1	3,489,000	2,930,760

Air Freight & Logistics - 0.9%
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[3,7], 10.00%, 2/15/2018	Caa3	1,485,000	1,425,600

Airlines - 1.5%
Allegiant Travel Co., 5.50%, 7/15/2019	B1	2,435,000	2,465,438

Commercial Services & Supplies - 1.2%
Constellis Holdings LLC - Constellis Finance Corp.[3], 9.75%, 5/15/2020	B3	1,590,000	1,303,800
Modular Space Corp.[3], 10.25%, 1/31/2019	B3	1,640,000	656,000

			1,959,800

Construction & Engineering - 0.2%
Abengoa Finance S.A.U. (Spain)*[3,8], 7.75%, 2/1/2020	Caa3	1,620,000	224,775

Machinery - 2.8%
Case New Holland Industrial, Inc. (United Kingdom), 7.875%, 12/1/2017	Ba1	2,500,000	2,643,750

The accompanying notes are an integral part of the financial statements.

8

High Yield Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1]	PRINCIPAL AMOUNT	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Machinery (continued)
Waterjet Holdings, Inc.[3], 7.625%, 2/1/2020	B2	$1,925,000	$1,910,562

			4,554,312

Trading Companies & Distributors - 3.6%
Aviation Capital Group Corp.[3], 3.875%, 9/27/2016	BBB6	1,645,000	1,657,338
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	B2	1,235,000	1,265,690
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	B2	2,850,000	2,835,750

			5,758,778

Total Industrials			19,319,463

Materials - 5.9%
Chemicals - 1.5%
Consolidated Energy Finance S.A. (Trinidad-Tobago)[3], 6.75%, 10/15/2019	B2	2,450,000	2,342,077

Containers & Packaging - 1.8%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[2,3], 3.512%, 12/15/2019	Ba3	2,980,000	2,912,950

Metals & Mining - 2.6%
Alcoa, Inc., 5.87%, 2/23/2022	Ba1	1,660,000	1,618,500
Steel Dynamics, Inc., 5.125%, 10/1/2021	Ba2	1,530,000	1,415,250
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[3], 7.375%, 2/1/2020	B1	1,960,000	1,215,200

			4,248,950

Total Materials			9,503,977

Telecommunication Services - 10.3%
Diversified Telecommunication Services - 4.8%
CenturyLink, Inc., 5.80%, 3/15/2022	Ba2	2,705,000	2,479,133
Frontier Communications Corp.[3], 11.00%, 9/15/2025	Ba3	3,960,000	3,920,400
Windstream Services LLC, 7.875%, 11/1/2017	B2	1,275,000	1,304,338

			7,703,871

Wireless Telecommunication Services - 5.5%
Altice Financing S.A. (Luxembourg)[3], 6.50%, 1/15/2022	B1	3,165,000	3,133,350
Altice Financing S.A. (Luxembourg)[3], 6.625%, 2/15/2023	B1	870,000	859,125
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[3], 8.25%, 11/7/2021	B2	2,440,000	2,330,200
T-Mobile USA, Inc., 6.836%, 4/28/2023	Ba3	2,365,000	2,447,775

			8,770,450

Total Telecommunication Services			16,474,321

Utilities - 8.5%
Independent Power and Renewable Electricity Producers - 8.5%
Abengoa Yield plc (Spain)[3], 7.00%, 11/15/2019	B2	3,095,000	2,723,600

The accompanying notes are an integral part of the financial statements.

9

High Yield Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1]	PRINCIPAL AMOUNT/ SHARES	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Utilities (continued)
Independent Power and Renewable Electricity Producers (continued)
ContourGlobal Power Holdings S.A. (France)[3], 7.125%, 6/1/2019	B3	$2,560,000	$2,432,000
NRG Energy, Inc., 6.25%, 7/15/2022	B1	1,805,000	1,537,860
Talen Energy Supply LLC[3], 4.625%, 7/15/2019	Ba3	3,550,000	2,662,500
TerraForm Global Operating LLC[3], 9.75%, 8/15/2022	B3	2,570,000	2,049,575
TerraForm Power Operating LLC[3], 6.125%, 6/15/2025	B3	2,715,000	2,185,575

Total Utilities			13,591,110

Total Non-Convertible Corporate Bonds
(Identified Cost $153,308,485)			139,170,574

SHORT-TERM INVESTMENT - 1.6%
Dreyfus Cash Management, Inc. - Institutional Shares[9], 0.23%,
(Identified Cost $2,604,104)		2,604,104	2,604,104

TOTAL INVESTMENTS - 95.6%
(Identified Cost $167,820,726)			153,494,831
OTHER ASSETS, LESS LIABILITIES - 4.4%			7,090,213

NET ASSETS - 100%			$160,585,044

*Non-income producing security.

1Credit ratings from Moody’s (unaudited).

2The coupon rate is floating and is the effective rate as of December 31, 2015.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $82,444,437 or 51.3% of the Series’ net assets as of December 31, 2015 (see Note 2 to the financial statements).

4Security is perpetual in nature and has no stated maturity date.

5The rate shown is a fixed rate as of December 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in December 2024.

6Credit ratings from S&P (unaudited).

7Represents a Payment-In-Kind bond.

8Issuer filed for bankruptcy and/or is in default of interest payments.

9Rate shown is the current yield as of December 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

High Yield Bond Series

Statement of Assets and Liabilities

December 31, 2015

ASSETS:

Investments, at value (identified cost $167,820,726) (Note 2)	$153,494,831
Cash	15,983
Receivable for securities sold	6,670,694
Interest receivable	3,027,409
Receivable for fund shares sold	104,843

TOTAL ASSETS	163,313,760

LIABILITIES:

Accrued management fees (Note 3)	102,795
Accrued shareholder services fees (Class S) (Note 3)	23,329
Accrued fund accounting and administration fees (Note 3)	19,519
Accrued transfer agent fees (Note 3)	8,711
Accrued Chief Compliance Officer service fees (Note 3)	429
Payable for securities purchased	2,216,250
Payable for fund shares repurchased	322,624
Other payables and accrued expenses	35,059

TOTAL LIABILITIES	2,728,716

TOTAL NET ASSETS	$160,585,044

NET ASSETS CONSIST OF:

Capital stock	$181,508
Additional paid-in-capital	181,530,897
Undistributed net investment income	139,386
Accumulated net realized loss on investments	(6,940,852)
Net unrealized depreciation on investments	(14,325,895)

TOTAL NET ASSETS	$160,585,044

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($108,202,164/11,743,604 shares)	$9.21

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($52,382,880/6,407,174 shares)	$8.18

The accompanying notes are an integral part of the financial statements.

11

High Yield Bond Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:

Interest	$12,886,432
Dividends	257,131

Total Investment Income	13,143,563

EXPENSES:

Management fees (Note 3)	1,599,122
Shareholder services fees (Class S) (Note 3)	409,193
Fund accounting and administration fees (Note 3)	66,250
Transfer agent fees (Note 3)	24,244
Directors’ fees (Note 3)	8,291
Chief Compliance Officer service fees (Note 3)	2,541
Custodian fees	12,570
Miscellaneous	121,118

Total Expenses	2,243,329

NET INVESTMENT INCOME	10,900,234

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:

Net realized loss on investments	(6,514,003)
Net change in unrealized appreciation (depreciation) on investments	(5,981,699)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(12,495,702)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,595,468)

The accompanying notes are an integral part of the financial statements.

12

High Yield Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$10,900,234	$11,718,547
Net realized gain (loss) on investments	(6,514,003)	5,867,932
Net change in unrealized appreciation (depreciation) on investments	(5,981,699)	(12,738,672)

Net increase (decrease) from operations	(1,595,468)	4,847,807

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(7,702,934)	(9,427,102)
From net investment income (Class I)	(3,207,079)	(2,140,735)
From net realized gain on investments (Class S)	—	(6,037,874)
From net realized gain on investments (Class I)	—	(1,355,223)

Total distributions to shareholders	(10,910,013)	(18,960,934)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(71,267,243)	42,249,663

Net increase (decrease) in net assets	(83,772,724)	28,136,536

NET ASSETS:

Beginning of year	244,357,768	216,221,232

End of year (including undistributed net investment income of $139,386 and $149,165, respectively)	$160,585,044	$244,357,768

The accompanying notes are an integral part of the financial statements.

13

High Yield Bond Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.04	$10.64	$10.75	$10.30	$10.75

Income (loss) from investment operations:
Net investment income[1]	0.51	0.52	0.54	0.63	0.69
Net realized and unrealized gain (loss) on investments	(0.82)	(0.30)	0.21	0.83	(0.17)

Total from investment operations	(0.31)	0.22	0.75	1.46	0.52

Less distributions to shareholders:
From net investment income	(0.52)	(0.50)	(0.53)	(0.64)	(0.67)
From net realized gain on investments	—	(0.32)	(0.33)	(0.37)	(0.29)

Total distributions to shareholders	(0.52)	(0.82)	(0.86)	(1.01)	(0.96)

Net asset value - End of year	$9.21	$10.04	$10.64	$10.75	$10.31

Net assets - End of year (000’s omitted)	$108,202	$202,772	$191,922	$179,187	$175,350

Total return[2]	(3.28%)	2.04%	7.17%	14.46%	4.87%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.11%	1.11%	1.12%	1.10%	1.12%
Net investment income	5.04%	4.78%	4.99%	5.83%	6.26%
Portfolio turnover	109%	104%	93%	91%	63%

*Effective August 1, 2012, the shares of the Series have been designated as Class S.

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

14

High Yield Bond Series

Financial Highlights - Class I

	FOR THE YEARS ENDED			FOR THE PERIOD
				8/1/12[1] TO
	12/31/15	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$8.97	$9.59	$9.78	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.47	0.49	0.52	0.25
Net realized and unrealized gain (loss) on investments	(0.72)	(0.26)	0.18	0.30

Total from investment operations	(0.25)	0.23	0.70	0.55

Less distributions to shareholders:
From net investment income	(0.54)	(0.53)	(0.56)	(0.40)
From net realized gain on investments	—	(0.32)	(0.33)	(0.37)

Total distributions to shareholders	(0.54)	(0.85)	(0.89)	(0.77)

Net asset value - End of period	$8.18	$8.97	$9.59	$9.78

Net assets - End of period (000’s omitted)	$52,383	$41,586	$24,299	$14,002

Total return[3]	(2.93%)	2.33%	7.35%	5.59%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.87%	0.86%	0.87%	0.87%[4]
Net investment income	5.34%	5.05%	5.24%	5.90%[4]
Portfolio turnover	109%	104%	93%	91%

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Periods less than one year are not annualized.

4Annualized.

The accompanying notes are an integral part of the financial statements.

15

High Yield Bond Series

Notes to Financial Statements

1.	Organization

High Yield Bond Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide a high level of long-term total return by investing principally in non-investment grade fixed income securities that are issued by government and corporate entities.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The series is authorized to issue two classes of shares (Class S & Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 125 million have been designated as High Yield Bond Series Class S common stock and 100 million have been designated as High Yield Bond Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level

16

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Loan assignments	$11,720,153	$—	$11,720,153	$—
Corporate debt:
Consumer Discretionary	20,425,971	—	20,425,971	—
Consumer Staples	8,305,715	—	8,305,715	—
Energy	9,815,350	—	9,815,350	—
Financials	32,737,041	—	32,737,041	—
Health Care	8,997,626	—	8,997,626	—
Industrials	19,319,463	—	19,319,463	—
Materials	9,503,977	—	9,503,977	—
Telecommunication Services	16,474,321	—	16,474,321	—
Utilities	13,591,110	—	13,591,110	—
Mutual funds	2,604,104	2,604,104	—	—

Total assets	$153,494,831	$2,604,104	$150,890,727	$—

There were no Level 3 securities held by the Series as of December 31, 2014 or December 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the

17

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2015.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2015.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

18

High Yield Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2015.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2012 through December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.75% of the Series’ average daily net assets.

19

High Yield Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its management fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.95% of average daily net assets. The Advisor did not waive any fees for the year ended December 31, 2015. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $216,457,617 and $287,783,673, respectively. There were no purchases or sales of U.S. Government securities.

20

High Yield Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I shares of High Yield Bond Series were:

CLASS S	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	6,115,394	$61,024,825	3,953,447	$42,414,464
Reinvested	743,760	7,278,399	1,452,659	14,913,394
Repurchased	(15,305,758)	(154,819,412)	(3,259,439)	(35,201,730)

Total	(8,446,604)	$(86,516,188)	2,146,667	$22,126,128

CLASS I	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	3,961,209	$35,034,607	2,472,698	$23,897,041
Reinvested	339,048	2,915,191	360,518	3,313,848
Repurchased	(2,526,749)	(22,700,853)	(732,438)	(7,087,354)

Total	1,773,508	$15,248,945	2,100,778	$20,123,535

Over 90% of the shares outstanding are fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2015.

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. Loan assignment investments held by the Series as of December 31, 2015 are disclosed in the Investment Portfolio.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including qualified late-year losses

21

High Yield Bond Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
Ordinary income	$10,910,013	$15,057,497
Long-term capital gains	—	3,903,437

At December 31, 2015, the identified cost for federal income tax purposes, the resulting gross unrealized appreciation and depreciation, and the net unrealized depreciation were as follows:

Cost for federal income tax purposes	$167,927,034
Unrealized appreciation	362,688
Unrealized depreciation	(14,794,891)

Net unrealized depreciation	$(14,432,203)

Undistributed ordinary income	$164,538
Capital loss carryforwards	$(6,859,696)

As of December 31, 2015, the Series had net short-term capital loss carryforwards of $2,001,987 and net long-term capital loss carryforwards of $4,857,709, which may be carried forward indefinitely.

9.	Subsequent Events

As disclosed in Note 3, the Series pays a monthly management fee to the Advisor of 0.75% of average daily net assets, and the Advisor has contractually agreed to waive its management fee and pay other operating expenses of the Series in order to maintain total direct annual operating expenses for the Series, exclusive of each share class’ shareholder service fee, at no more than 0.95% of average daily net assets. On February 17th, 2016, the Board approved a change in Series’ management fee from 0.75% of the Series’ average daily net assets to 0.55% of the Series’ average daily net assets and to change the waiver amount from 0.95% of average daily net assets to 0.65% of average daily net assets. The changes will be effective on February 22, 2016.

22

High Yield Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of High Yield Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

23

High Yield Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $66,842 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

24

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

25

High Yield Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested	Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management

Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

27

High Yield Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit)(2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(1972-present)
Culinary Institute of America (non-profit college)(1985-present)
George Eastman House (museum)(1988-present)
National Restaurant Association (restaurant trade organization)(1978- present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

28

High Yield Bond Series

Directors’ and Officers’ Information
(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

High Yield Bond Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

30

High Yield Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNHYB-12/15-AR

Emerging Markets Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks were largely flat for the year, whereas global equity markets moderately declined. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Emerging Markets Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth.

Performance Commentary

Emerging market equities struggled during 2015, as weakening prices for oil and other commodities weighed on the asset class. U.S. dollar strength and emerging market currency weakness also pressured emerging market returns, especially for U.S.-dollar-based investors. The MSCI Emerging Markets Index experienced a return of -14.92%. The Emerging Market Series held up better than its benchmark, but experienced negative absolute returns as well, returning -10.18%.

The Series’ outperformance relative to the Emerging Markets Index during the year was driven by sector positioning. Stock selection also aided relative returns. Regarding major contributors to relative performance, stock selection in Health Care and Telecommunication Services aided relative returns. An overweight to Health Care and an underweight to Financials relative to the benchmark aided relative returns as well. From a country positioning and selection perspective, stock selection in China, India, Taiwan, and South Korea aided relative returns. The Series’ overweight to India relative to the benchmark also aided relative returns.

Offsetting a portion of the relative performance tailwind experienced by the Series during 2015 was stock selection in Industrials, Consumer Discretionary, Financials, and Energy, which detracted from relative returns. At a country level, the Series’ overweight to Brazil, underweight to South Korea relative to the benchmark, and lack of exposure to Russia detracted from relative performance. Stock selection in Brazil and Hong Kong also challenged relative returns.

Regarding current portfolio positioning, the Series’ investments reflect an emphasis on sectors and industries we expect to benefit over the long-term from an expanding Emerging Market middle class. Specifically, we see a long runway for growth in a variety of businesses that operate in the Health Care and Consumer sectors as medical care and consumption are two of the first areas in which individuals tend to increase spending as incomes grow. With wages and salaries expected to continue to rise in Emerging Markets, consumers are slowly gaining access to services and products that were once out of reach, and we believe this trend will create myriad investment opportunities for years to come.

During 2016 we believe investors should expect further gyrations in equity markets due to catalysts such as geopolitical risks, the diverging monetary policies of major central banks, commodity price pressures, and the potential for global growth to deviate from expectations. With the Federal Reserve having raised the federal funds rate, we think they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. Broadly speaking, valuations in the developed world remain neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to view volatility as a buying opportunity given that our indicators do not suggest capital risk is a significant near-term concern. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 45 years as an active investment manager.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Emerging Market Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2015.

All investments involve risks, including possible loss of principal. Funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability. The value of the Series may be affected by changes in exchange rates between foreign currencies and the U.S. dollar. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Emerging Markets Series

Performance Update as of December 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Emerging Markets Series - Class S3	-10.18%	0.95%
Manning & Napier Fund, Inc. - Emerging Markets Series - Class I3,4	-10.07%	1.05%
MSCI Emerging Markets Index[5]	-14.92%	-2.11%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Emerging Markets Series Class S from its inception2 (November 16, 2011) to present (December 31, 2015) to the MSCI Emerging Markets Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Index are calculated from November 16, 2011, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 1.15% for Class S and 0.90% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.26% for Class S and 1.00% for Class I for the year ended December 31, 2015.

4For periods prior to the inception of Class I on December 18, 2013, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. - Emerging Markets Series - Class S.

5The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets and consists of 21 emerging market country indices outside the U.S. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The Index is denominated in U.S. dollars. Index returns provided by Bloomberg.

3

Emerging Markets Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$ 904.10	$5.52	1.15%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Class I
Actual	$1,000.00	$ 905.10	$4.32	0.90%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Emerging Markets Series

Portfolio Composition as of December 31, 2015

(unaudited)

5

Emerging Markets Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 94.9%

Consumer Discretionary - 8.9%
Diversified Consumer Services - 7.2%
Fu Shou Yuan International Group Ltd. (China)[1]	4,414,000	$3,423,246
Kroton Educacional S.A. (Brazil)	1,223,050	2,946,140

		6,369,386

Media - 1.7%
Global Mediacom Tbk PT (Indonesia)[1]	19,040,380	1,507,134

Total Consumer Discretionary		7,876,520

Consumer Staples - 16.0%
Beverages - 5.9%
AMBEV S.A. - ADR (Brazil)	476,690	2,126,037
Cia Cervecerias Unidas S.A. - ADR (Chile)	143,960	3,118,174

		5,244,211

Food Products - 6.8%
M Dias Branco S.A. (Brazil)	81,000	1,361,517
Sao Martinho S.A. (Brazil)	254,900	2,950,236
Tiger Brands Ltd. (South Africa)[1]	84,740	1,735,750

		6,047,503

Tobacco - 3.3%
Gudang Garam Tbk PT (Indonesia)[1]	733,140	2,909,773

Total Consumer Staples		14,201,487

Energy - 2.0%
Oil, Gas & Consumable Fuels - 2.0%
Cosan S.A. Industria e Comercio (Brazil)	274,220	1,746,690

Financials - 5.6%
Banks - 2.3%
ICICI Bank Ltd. - ADR (India)	161,450	1,264,154
IDFC Bank Ltd. (India)*[1]	880,050	809,463

		2,073,617

Diversified Financial Services - 3.3%
IDFC Ltd. (India)[1]	880,050	639,389
JSE Ltd. (South Africa)[1]	271,000	2,237,641

		2,877,030

Total Financials		4,950,647

Health Care - 28.4%
Biotechnology - 1.9%
Green Cross Corp. (South Korea)[1]	11,030	1,706,336

Health Care Equipment & Supplies - 11.9%
Ginko International Co. Ltd. (Taiwan)[1]	262,030	3,452,339

The accompanying notes are an integral part of the financial statements.

6

Emerging Markets Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Equipment & Supplies (continued)
Shandong Weigao Group Medical Polymer Co. Ltd. - Class H (China)[1]	5,178,000	$3,540,603
St. Shine Optical Co. Ltd. (Taiwan)[1]	176,360	3,529,709

		10,522,651

Health Care Providers & Services - 12.6%
Apollo Hospitals Enterprise Ltd. (India)[1]	105,674	2,336,342
Fortis Healthcare Ltd. (India)*[1]	1,354,220	3,670,757
KPJ Healthcare Berhad (Malaysia)[1]	2,657,640	2,612,144
Siloam International Hospitals Tbk PT (Indonesia)[1]	3,564,600	2,525,302

		11,144,545

Pharmaceuticals - 2.0%
Genomma Lab Internacional S.A.B. de C.V. - Class B (Mexico)*	2,212,620	1,783,242

Total Health Care		25,156,774

Industrials - 3.6%
Commercial Services & Supplies - 1.2%
MiX Telematics Ltd. - ADR (South Africa)	254,040	1,072,049

Electrical Equipment - 1.8%
Teco Electric and Machinery Co. Ltd. (Taiwan)[1]	2,052,000	1,635,097

Marine - 0.6%
Sinotrans Shipping Ltd. - Class H (China)[1]	2,604,000	510,849

Total Industrials		3,217,995

Information Technology - 20.6%
Electronic Equipment, Instruments & Components - 3.0%
PAX Global Technology Ltd. (Hong Kong)[1]	2,587,000	2,654,182

Internet Software & Services - 10.5%
Alibaba Group Holding Ltd. - ADR (China)*	40,870	3,321,505
Baidu, Inc. - ADR (China)*	16,740	3,164,530
Tencent Holdings Ltd. - Class H (China)[1]	144,900	2,837,140

		9,323,175

Semiconductors & Semiconductor Equipment - 2.3%
MediaTek, Inc. (Taiwan)[1]	270,000	2,042,145

Software - 1.7%
TOTVS S.A. (Brazil)	194,410	1,524,813

Technology Hardware, Storage & Peripherals - 3.1%
Samsung Electronics Co. Ltd. (South Korea)[1]	2,550	2,719,785

Total Information Technology		18,264,100

Materials - 1.9%
Chemicals - 1.9%
Sociedad Quimica y Minera de Chile S.A. - ADR (Chile)	89,010	1,692,080

The accompanying notes are an integral part of the financial statements.

7

Emerging Markets Series

Investment Portfolio - December 31, 2015

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Telecommunication Services - 7.9%
Wireless Telecommunication Services - 7.9%
America Movil S.A.B. de C.V. - Class L - ADR (Mexico)	184,820	$2,598,569
Bharti Infratel Ltd. (India)[1]	390,390	2,518,760
China Mobile Ltd. - Class H (China)[1]	160,430	1,805,817
Telesites S.A.B. de C.V. (Mexico)*	184,820	120,536

Total Telecommunication Services		7,043,682

TOTAL COMMON STOCKS
(Identified Cost $93,518,189)		84,149,975

MUTUAL FUND - 2.0%
iShares MSCI India ETF
(Identified Cost $1,785,881)	64,780	1,784,041

SHORT-TERM INVESTMENT - 4.3%

Dreyfus Cash Management, Inc. - Institutional Shares[2] , 0.23%,
(Identified Cost $3,794,965)	3,794,965	3,794,965

TOTAL INVESTMENTS - 101.2%
(Identified Cost $99,099,035)		89,728,981
LIABILITIES, LESS OTHER ASSETS - (1.2%)		(1,021,186)

NET ASSETS - 100%		$88,707,795

ADR - American Depositary Receipt

*Non-income producing security.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2Rate shown is the current yield as of December 31, 2015.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries:

China - 21.0%; Brazil - 14.3%; India - 12.7%; Taiwan - 12.0%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

Emerging Markets Series

Statement of Assets & Liabilities

December 31, 2015

ASSETS:

Investments, at value (identified cost $99,099,035) (Note 2)	$89,728,981
Dividends receivable	106,373
Receivable for fund shares sold	77,271
Prepaid expenses	93

TOTAL ASSETS	89,912,718

LIABILITIES:

Due to Custodian	415
Accrued management fees (Note 3)	41,039
Accrued shareholder services fees (Class S) (Note 3)	17,575
Accrued fund accounting and administration fees (Note 3)	12,938
Accrued transfer agent fees (Note 3)	6,888
Accrued Chief Compliance Officer service fees (Note 3)	429
Accrued foreign capital gains tax (Note 2)	76,321
Payable for securities purchased	916,983
Payable for fund shares repurchased	57,683
Other payables and accrued expenses	74,652

TOTAL LIABILITIES	1,204,923

TOTAL NET ASSETS	$88,707,795

NET ASSETS CONSIST OF:

Capital stock	$107,401
Additional paid-in-capital	112,068,767
Undistributed net investment income	178,252
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(14,199,829)
Net unrealized depreciation on investments (net of foreign capital gains tax of $76,321), foreign currency and translation of other assets and liabilities	(9,446,796)

TOTAL NET ASSETS	$88,707,795

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($82,689,322/ 10,012,667 shares)	$8.26

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($6,018,473/ 727,426 shares)	$8.27

The accompanying notes are an integral part of the financial statements.

9

Emerging Markets Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld, $187,436)	$1,581,330

EXPENSES:

Management fees (Note 3)	702,555
Shareholder services fees (Class S)(Note 3)	220,889
Fund accounting and administration fees (Note 3)	50,886
Transfer agent fees (Note 3)	19,640
Directors’ fees (Note 3)	3,918
Chief Compliance Officer service fees (Note 3)	2,541
Custodian fees	98,844
Audit fees	64,157
Miscellaneous	66,391

Total Expenses	1,229,821
Less reduction of expenses (Note 3)	(105,647)

Net Expenses	1,124,174

NET INVESTMENT INCOME	457,156

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on- Investments	(14,164,997)
Foreign currency and translation of other assets and liabilities	(182,227)

(14,347,224)

Net change in unrealized appreciation (depreciation) on- Investments (net of increase in accrued foreign capital gains tax of $72,800)	2,929,464
Foreign currency and translation of other assets and liabilities	(223)

2,929,241

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(11,417,983)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,960,827)

The accompanying notes are an integral part of the financial statements.

10

Emerging Markets Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$457,156	$3,019,367
Net realized gain (loss) on investments and foreign currency	(14,347,224)	4,130,363
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,929,241	(22,080,769)

Net decrease from operations	(10,960,827)	(14,931,039)

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	—	(2,682,683)
From net investment income (Class I)	—	(550,665)
From net realized gain on investments (Class S)	(363,326)	(4,420,831)
From net realized gain on investments (Class I)	(34,060)	(784,320)

Total distributions to shareholders	(397,386)	(8,438,499)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(8,085,153)	25,548,419

Net increase (decrease) in net assets	(19,443,366)	2,178,881

NET ASSETS:

Beginning of year	108,151,161	105,972,280

End of year (including undistributed net investment income of $178,252 and distributions in excess of net investment income of $95,978, respectively)	$88,707,795	$108,151,161

The accompanying notes are an integral part of the financial statements.

11

Emerging Markets Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED				FOR THE PERIOD 11/16/11[1] TO 12/31/11
	12/31/15	12/31/14	12/31/13	12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.24	$11.40	$11.64	$9.85	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.04	0.28 [3]	0.06	0.04	0.01
Net realized and unrealized gain (loss) on investments	(0.98)	(1.67)	0.95	2.20	(0.15)

Total from investment operations	(0.94)	(1.39)	1.01	2.24	(0.14)

Less distributions to shareholders:
From net investment income	—	(0.29)	(0.02)	(0.03)	(0.01)
From net realized gain on investments	(0.04)	(0.48)	(1.23)	(0.42)	—

Total distributions to shareholders	(0.04)	(0.77)	(1.25)	(0.45)	(0.01)

Net asset value - End of period	$8.26	$9.24	$11.40	$11.64	$9.85

Net assets - End of period (000’s omitted)	$82,689	$91,178	$104,884	$95,253	$78,114

Total return[4]	(10.18%)	(12.24%)	8.91%	22.77%	(1.37%)
Ratios (to average net assets)/Supplemental Data:
Expenses**	1.15%	1.15%	1.20%	1.20%	1.20%[5]
Net investment income	0.46%	2.54%[3]	0.54%	0.39%	0.86%[5]
Portfolio turnover	61%	26%	44%	40%	0%

*Effective December 18, 2013, the shares of the Series have been designated as Class S.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.11%	0.11%	0.09%	N/A	N/A

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Reflects a special dividend paid out during the period by one of the Series’ holdings. Had the Series not received the special dividend, the net investment income per share would have been $0.05 and the net investment income ratio would have been 0.48%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

12

Emerging Markets Series

Financial Highlights - Class I

	FOR THE YEAR ENDED		FOR THE PERIOD 12/18/13[1] TO 12/31/13
	12/31/15	12/31/14
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.24	$11.40	$11.18

Income (loss) from investment operations:
Net investment income[2]	0.04	0.43 [3]	0.01
Net realized and unrealized gain (loss) on investments	(0.97)	(1.79)	0.21

Total from investment operations	(0.93)	(1.36)	0.22

Less distributions to shareholders:
From net investment income	—	(0.32)	—
From net realized gain on investments	(0.04)	(0.48)	—

Total distributions to shareholders	(0.04)	(0.80)	—

Net asset value - End of period	$8.27	$9.24	$11.40

Net assets - End of period (000’s omitted)	$6,018	$16,973	$1,088

Total return[4]	(10.07%)	(11.98%)	1.97%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.90%	0.90%	1.89%[5]
Net investment income	0.44%	3.93%[3]	4.91%[5,6]
Portfolio turnover	61%	26%	44%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	0.10%	0.14%	N/A

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Reflects a special dividend paid out during the period by one of the Series’ holdings. Had the Series not received the special dividend, the net investment income per share would have been $0.08 and the net investment income ratio would have been 0.72%.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

5Annualized.

6The annualized net investment income ratio may not be indicative of operating results for a full year.

The accompanying notes are an integral part of the financial statements.

13

Emerging Markets Series

Notes to Financial Statements

1.	Organization

Emerging Markets Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 100 million have been designated as Emerging Markets Series Class S common stock, and 100 million have been designated as Emerging Markets Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

14

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$7,876,520	$2,946,140	$4,930,380	$—
Consumer Staples	14,201,487	9,555,964	4,645,523	—
Energy	1,746,690	1,746,690	—	—
Financials	4,950,647	1,264,154	3,686,493	—
Health Care	25,156,774	1,783,242	23,373,532	—
Industrials	3,217,995	1,072,049	2,145,946	—
Information Technology	18,264,100	8,010,848	10,253,252	—
Materials	1,692,080	1,692,080	—	—
Telecommunication Services	7,043,682	2,719,105	4,324,577	—
Mutual funds	5,579,006	5,579,006	—	—

Total assets	$89,728,981	$36,369,278	$53,359,703	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2014 or December 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

15

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. As of December 31, 2015, no investments in forward foreign currency exchange contracts were held by the Series.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2012 through December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred

16

Emerging Markets Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Foreign Taxes (continued)

foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.90% of average daily net assets each year. Accordingly, the Advisor waived fees of $105,647 for the year ended December 31, 2015, which is included as a reduction of expenses on the statement of operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

17

Emerging Markets Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $57,623,710 and $64,129,984, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Emerging Markets Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,504,854	$13,012,457	1,309,793	$14,270,807
Reinvested	47,302	358,638	738,209	6,947,173
Repurchased	(1,405,668)	(11,918,951)	(1,379,719)	(15,094,248)

Total	146,488	$1,452,144	668,283	$6,123,732

CLASS I:	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	841,435	$7,078,222	1,672,858	$18,862,196
Reinvested	3,319	25,225	124,690	1,163,812
Repurchased	(1,954,570)	(16,640,744)	(55,732)	(601,321)

Total	(1,109,816)	$(9,537,297)	1,741,816	$19,424,687

Over 90% of the shares outstanding are held by fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2015.

18

Emerging Markets Series

Notes to Financial Statements (continued)

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gain and losses, including foreign currency gains and losses, qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2015, $182,926 was reclassified within the capital accounts to Accumulated Net Realized Loss on Investments from Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
Ordinary income	$699	$5,643,207
Long-term capital gains	396,687	2,795,292
At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$99,099,035
Unrealized appreciation	7,541,626
Unrealized depreciation	(16,911,680)

Net unrealized depreciation	$(9,370,054)

Undistributed ordinary income	$178,252
Capital loss carryforward	$(14,199,829)

At December 31, 2015, the Series had net short-term capital loss carryforwards of $5,019,864 and net long-term capital loss carryforwards of $9,179,965, which may be carried forward indefinitely.

19

Emerging Markets Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Emerging Markets Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

20

Emerging Markets Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $817,876 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

21

Emerging Markets Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

22

Emerging Markets Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Emerging Markets Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office1 & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

24

Emerging Markets Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit)(2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(1972-present)
Culinary Institute of America (non-profit college)(1985-present)
George Eastman House (museum)(1988-present)
National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(2005-present)
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors,

LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

25

Emerging Markets Series

Directors’ and Officers’ Information
(unaudited)
Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Emerging Markets Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

27

Emerging Markets Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEMS-12/15-AR

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global financial markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks were largely flat for the year, whereas global equity markets moderately declined. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Fund Commentary

(unaudited)

Investment Objective

Strategic Income Conservative Series: Primarily to manage against capital risk and generate income, with the pursuit of long-term capital growth as a secondary objective. Strategic Income Moderate Series: To manage against capital risk while generating income and pursuing long-term capital growth.

Performance Commentary

Domestic fixed income markets generated modestly positive absolute returns in 2015, although performance across sectors was mixed. Municipal, mortgage-backed, and Treasury securities turned in positive performance for the year, whereas high yield and investment grade corporate bonds were negative. Meanwhile, performance across international fixed income markets was exceptionally challenging. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

The Strategic Income Conservative Series delivered modestly positive absolute returns during 2015, returning 0.08% and outperforming its blended benchmark, which returned -0.18%. The Strategic Income Moderate Series experienced a return of -1.01%, but held up slightly better than its blended benchmark, which returned -1.10%.

Regarding relative performance, stock selection drove each Series’ outperformance relative to its blended benchmarks during the year. Conversely, fixed income selection challenged relative returns. Equity sector positioning challenged relative returns of the Strategic Income Conservative Series but aided relative returns of the Strategic Income Moderate Series.

More specifically, stock selection in Materials, Financials, and Information Technology aided relative performance. The Series’ underweight relative to the blended benchmarks to Energy also aided relative returns, as Energy was the weakest performing sector within the benchmarks during the year amid significant declines in global oil prices.

Offsetting a portion of the relative performance tailwind was equity selection in Industrials and Health Care. The Series’ overweight relative to the blended benchmarks to Materials and underweight to Financials also challenged relative returns.

Regarding fixed income positioning, each Series is notably tilted toward corporate bonds, investment-grade securities in particular. We also continue to pursue select opportunities in the below investment-grade space. Corporate bonds have been a primary focus area for us over the past few years, and we believe they remain an attractive option in 2016 as businesses continue to experience the benefits of a slowly improving U.S. economy. With the backdrop of continued slow growth and relatively cheap credit valuations, we view each Series’ current positioning as appropriate, but it is likely that we will look to reduce exposure to the corporate sector as we get later in the credit cycle and the availability of funds contracts. Each Series also contains meaningful exposure to securitized credit, largely commercial mortgage-backed securities. Their exposure to U.S. Treasuries is limited as we do not believe yields in that sector offer investors sufficient compensation for interest rate risk in the current environment.

Within the equity portion of each Series, we are looking for securities of dividend-paying companies that we select based on free cash flow generation and earnings power, a minimum dividend yield, dividend sustainability, and financial health. This approach may be particularly attractive to investors looking to generate income. Historically, over a full market cycle, companies with high free cash flow yields and high dividends provide good upside capture while limiting downside capture. Additionally, we believe equity investment opportunities in the Real Estate sector can provide attractive yield and capital appreciation potential in the current environment.

During 2016 we believe investors should expect further gyrations in financial markets due to catalysts such as geopolitical risks, the diverging monetary policies of major central banks, commodity price pressures, and the potential for global growth to deviate from expectations. With the Federal Reserve having raised the federal funds rate, we think they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. Broadly speaking, valuations in the developed world remain neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to view volatility as a buying opportunity given that our indicators do not suggest capital risk is a significant near-term concern. In light

2

Fund Commentary

(unaudited)

Performance Commentary (continued)

of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 45 years as an active investment manager.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Series’ Class S shares is provided above. Performance for the Series’ Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2015.

All investments involve risks, including possible loss of principal. An investment in the Series will fluctuate in response to stock market movements and changes in interest rates. Because the Series invests in a combination of other affiliated funds, it is subject to asset allocation risk as well as the risks associated with each underlying fund’s investment portfolio. These may include the risk that dividends may be discontinued or decreased; small-cap/mid-cap risk, including the risk that stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies; risks related to investments in options, which, like all derivatives, can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk; risks related to the direct ownership of real estate (including REITs) such as interest rate risk, liquidity risk, and changes in property value, among others; foreign investment risk, including fluctuating currency values, different accounting standards, and economic and political instability, as well as the risk that investments in emerging markets may be more volatile than investments in developed markets; issuer-specific risk; and the increased default risk associated with higher-yielding, lower-rated securities. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Additionally, a portion of the Series’ underlying holdings may be invested in business development companies (BDCs) or master limited partnerships (MLPs). BDCs are subject to additional risks, as they generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. MLPs are subject to additional risks, including, risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries or other natural resources. Moreover, the potential tax benefits from investing in MLPs depend on their continued treatment as partnerships for federal income tax purposes.

3

Performance Update - Strategic Income Conservative Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class S3	0.08%	4.21%
Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class I3	0.34%	4.44%
Barclays U.S. Intermediate Aggregate Bond Index[4]	1.21%	1.42%
15/5/10/70 Blended Index[5,6]	-0.18%	4.15%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Strategic Income Conservative Series - Class S from its inception2 (8/1/12) to present (12/31/14) to the Barclays U.S. Intermediate Aggregate Bond Index and the 15/5/10/70 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from August 1, 2012, the Series’ inception date. The Barclays U.S. Intermediate Aggregate Bond Index, a component of the Strategic Income Conservative Series Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from July 31, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 0.30% for Class S and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.76% for Class S and 0.51% for Class I for the year ended December 31, 2015.

4The Barclays U.S Intermediate Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities greater than one year but less than ten years. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The Series’ secondary benchmark was changed from 20/10/70 Blended Index to the 15/5/10/70 Blended Index because the 15/5/10/70 Blended Index better represents the overall objectives of the Series.

6The 15/5/10/70 Blended Index is represented by 15% Russell 3000®; Value Index (Russell 3000 Value), 5% MSCI ACWI ex USA Index (ACWIxUS), 10% MSCI U.S. Real Estate Investment Trust (REIT) Index, and 70% Barclays U.S. Aggregate Bond Index (BAB). Russell 3000 Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 3000®; Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. The MSCI U.S. REIT Index is a free float-adjusted, market capitalization-weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investment Market 2500 Index, with

4

Performance Update - Strategic Income Conservative Series

(unaudited)

the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation. Because the fund’s asset allocation will vary over time, the composition of the fund’s portfolio may not match the composition of the comparative Indices.

5

Performance Update - Strategic Income Moderate Series

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class S3	-1.01%	5.87%
Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class I3	-0.76%	6.10%
Barclays U.S. Aggregate Bond Index[4]	0.55%	1.39%
32/8/10/50 Blended Index[5]	-1.10%	6.31%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Strategic Income Moderate Series - Class S from its inception2 (8/1/12) to present (12/31/14) to the Barclays U.S. Aggregate Bond Index and the 38/8/10/50 Blended Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series are calculated from August 1, 2012, the Series’ inception date. The Barclays U.S. Aggregate Bond Index, a component of the Strategic Income Moderate Series Blended Index, only publishes month-end numbers; therefore, performance numbers for the Index are calculated from July 31, 2012.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 0.30% for Class S and 0.05% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.87% for Class S and 0.72% for Class I for the year ended December 31, 2015.

4The Barclays U.S. Aggregate Bond Index is an unmanaged, market-value weighted index of U.S. domestic investment-grade debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more. Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

5The Strategic Income Moderate Benchmark was 40/10/10/40 Blended Index from 05/01/2012 - 09/30/2013. Since 10/01/2013, the benchmark has been the 32/8/10/50 Blended Index. The 40/10/10/40 Blended Index was represented by 40% Russell 3000® Value Index (Russell 3000 Value), 10% MSCI ACWI ex USA Index (ACWIxUS), 10% MSCI U.S. Real Estate Investment Trust (REIT) Index, and 40% Barclays U.S. Aggregate Bond Index (BAB). The 32/8/10/50 Blended Index is represented by 32% Russell 3000 Value, 8% ACWIxUS, 10% REIT Index, and 50% BAB. Russell 3000 Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg. ACWIxUS is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets and consists of 45 developed and emerging market country indices outside the U.S. The Index is denominated in U.S. dollars. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. The MSCI U.S. REIT Index is a free float-adjusted, market capitalization-weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investment Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT

6

Performance Update - Strategic Income Moderate Series

(unaudited)

universe. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. Index returns provided by Bloomberg. BAB is an unmanaged index that represents the U.S. domestic investment-grade bond market. It is a market value-weighted index of investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. Index returns provided by Interactive Data. The returns of the indices do not reflect any fees or expenses. Returns provided are calculated monthly using a blended allocation.

7

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The Actual lines of the tables below provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Series and Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the tables below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a Class of the Series and other funds. To do so, compare this 5% hypothetical example for the Series and Class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines of the tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15	ANNUALIZED EXPENSE RATIO[1,2]
Strategic Income Conservative Series
Actual (Class S)	$1,000.00	$999.30	$1.51	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class I)	$1,000.00	$1,000.80	$0.25	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15	ANNUALIZED EXPENSE RATIO[1,2]
Strategic Income Moderate Series
Actual (Class S)	$1,000.00	$990.90	$1.51	0.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.69	$1.53	0.30%

Actual (Class I)	$1,000.00	$992.20	$0.25	0.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.95	$0.26	0.05%

1Expense ratios of the Class do not include fees and expenses indirectly incurred by the underlying funds. If these expenses were included, the expense ratios would have been higher.

2Expenses are equal to each Class’ annualized expense ratio (for the six month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total returns would have been lower had certain expenses not been reimbursed during the period.

8

Portfolio Composition as of December 31, 2015 - Asset Allocation1

(unaudited)

9

Investment Portfolios - December 31, 2015

STRATEGIC INCOME CONSERVATIVE SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Fund, Inc. - Core Bond Series, Class I	999,200	$9,742,198
Manning & Napier Fund, Inc. - Disciplined Value Series, Class I	168,029	2,281,832
Manning & Napier Fund, Inc. - Equity Income Series, Class I	272,150	2,756,878
Manning & Napier Fund, Inc. - High Yield Bond Series, Class I	46,544	380,733
Manning & Napier Fund, Inc. - Real Estate Series, Class I	176,784	1,283,449
Manning & Napier Fund, Inc. - Unconstrained Bond Series, Class I	396,200	3,613,339

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $21,258,738)		20,058,429
LIABILITIES, LESS OTHER ASSETS - (0.0)%#		(7,117)

NET ASSETS - 100%		$20,051,312

STRATEGIC INCOME MODERATE SERIES	SHARES	VALUE (NOTE 2)

AFFILIATED INVESTMENT COMPANIES - 100.0%
Manning & Napier Fund, Inc. - Core Bond Series, Class I	584,624	$5,700,085
Manning & Napier Fund, Inc. - Disciplined Value Series, Class I	323,075	4,387,361
Manning & Napier Fund, Inc. - Equity Income Series, Class I	478,380	4,845,989
Manning & Napier Fund, Inc. - High Yield Bond Series, Class I	165,133	1,350,787
Manning & Napier Fund, Inc. - Real Estate Series, Class I	177,784	1,290,709
Manning & Napier Fund, Inc. - Unconstrained Bond Series, Class I	265,420	2,420,629

TOTAL AFFILIATED INVESTMENT COMPANIES
(Identified Cost $21,538,253)		19,995,560
LIABILITIES, LESS OTHER ASSETS - (0.0)%#		(7,071)

NET ASSETS - 100%		$19,988,489

#Less than 0.1%.

The accompanying notes are an integral part of the financial statements.

10

Statements of Assets and Liabilities

December 31, 2015

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
ASSETS:

Total investments in Underlying Series:
At value* (Note 2)	$20,058,429	$19,995,560
Receivable from Advisor (Note 3)	23,293	24,003
Receivable for shares of Underlying Series sold	—	13,475
Receivable for fund shares sold	—	20

TOTAL ASSETS	20,081,722	20,033,058

LIABILITIES:
Accrued fund accounting and administration fees (Note 3)	17,956	13,390
Accrued shareholder services fees (Class S) (Note 3)	2,942	3,264
Accrued transfer agent fees (Note 3)	931	982
Accrued Chief Compliance Officer service fees (Note 3)	429	429
Payable for fund shares repurchased	—	13,495
Audit fees payable	3,449	3,441
Accrued custodian fees	—	5,543
Printing fees payable	2,045	1,563
Other payables and accrued expenses	2,658	2,462

TOTAL LIABILITIES	30,410	44,569

TOTAL NET ASSETS	$20,051,312	$19,988,489

NET ASSETS CONSIST OF:
Capital stock	20,317	19,383
Additional paid-in-capital	21,165,113	21,038,900
Undistributed net investment income	88,535	97,437
Accumulated net realized gain (loss) on Underlying Series	(22,344)	375,462
Net unrealized depreciation on Underlying Series	(1,200,309)	(1,542,693)

TOTAL NET ASSETS	$20,051,312	$19,988,489

Class S
Net Assets	$13,419,715	$16,040,055
Shares Outstanding	1,359,745	1,555,460
Net Asset Value, Offering Price, and Redemption Price per share	$9.87	$10.31
Class I
Net Assets	$6,631,597	$3,948,434
Shares Outstanding	671,908	382,889
Net Asset Value, Offering Price, and Redemption Price per share	$9.87	$10.31

*At identified cost	$21,258,738	$21,538,253

The accompanying notes are an integral part of the financial statements.

11

Statements of Operations

For the Year Ended December 31, 2015

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
INVESTMENT INCOME:
Income distributions from Underlying Series	$606,035	$532,062

EXPENSES:
Fund accounting and administration fees (Note 3)	48,716	48,822
Shareholder services fees (Class S)(Note 3)	36,906	41,206
Transfer agent fees (Note 3)	2,653	2,785
Chief Compliance Officer service fees (Note 3)	2,541	2,541
Directors’ fees (Note 3)	977	775
Registration and filing fees	28,518	27,020
Audit fees	22,506	22,473
Custodian fees	9,558	11,900
Printing fees	8,714	8,714
Miscellaneous	5,959	3,975

Total Expenses	167,048	170,211
Less reduction of expenses (Note 3)	(117,464)	(118,882)

Net Expenses	49,584	51,329

NET INVESTMENT INCOME	556,451	480,733

REALIZED AND UNREALIZED GAIN (LOSS) ON UNDERLYING SERIES:
Net realized loss on Underlying Series	(606,567)	(404,744)
Distributions of realized gains from Underlying Series	678,793	874,553
Net change in unrealized appreciation (depreciation) on Underlying Series	(555,558)	(1,181,351)

NET REALIZED AND UNREALIZED LOSS ON UNDERLYING SERIES	(483,332)	(711,542)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$73,119	$(230,809)

The accompanying notes are an integral part of the financial statements.

12

Statements of Changes in Net Assets

	STRATEGIC INCOME CONSERVATIVE SERIES		STRATEGIC INCOME MODERATE SERIES
	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$556,451	$781,081	$480,733	$432,182
Net realized gain (loss) on Underlying Series	(606,567)	223,007	(404,744)	125,386
Distributions of realized gains from Underlying Series	678,793	621,734	874,553	459,349
Net change in unrealized appreciation (depreciation) on underlying series	(555,558)	(467,958)	(1,181,351)	(334,320)

Net increase (decrease) from operations	73,119	1,157,864	(230,809)	682,597

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(270,369)	(447,032)	(305,331)	(447,885)
From net investment income (Class I)	(196,856)	(397,266)	(82,328)	(72,798)
From net realized gain on investments (Class S)	(382,143)	(267,079)	(324,852)	(370,111)
From net realized gain on investments (Class I)	(248,743)	(239,700)	(84,241)	(57,935)

Total distributions to shareholders	(1,098,111)	(1,351,077)	(796,752)	(948,729)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 6)	(6,584,717)	14,914,530	3,128,900	10,057,780

Net increase (decrease) in net assets	(7,609,709)	14,721,317	2,101,339	9,791,648

NET ASSETS:

Beginning of year	27,661,021	12,939,704	17,887,150	8,095,502

End of year (including undistributed net investment income of $88,535, $0, $97,437 and $0, respectively)	$20,051,312	$27,661,021	$19,988,489	$17,887,150

The accompanying notes are an integral part of the financial statements.

13

Financial Highlights

	FOR THE YEARS ENDED			FOR THE PERIOD
STRATEGIC INCOME CONSERVATIVE SERIES CLASS S	12/31/15	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.33	$10.24	$10.07	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.23	0.37	0.39	0.30
Net realized and unrealized gain (loss) on investments	(0.23)	0.28	0.10	0.01

Total from investment operations	—	0.65	0.49	0.31

Less distributions to shareholders:
From net investment income	(0.19)	(0.35)	(0.30)	(0.24)
From net realized gain on investments	(0.27)	(0.21)	(0.02)	(0.00)[4]

Total distributions to shareholders	(0.46)	(0.56)	(0.32)	(0.24)

Net asset value - End of period	$9.87	$10.33	$10.24	$10.07

Net assets - End of period (000’s omitted)	$13,420	$15,394	$8,927	$2,115

Total return[5]	0.08%	6.30%	4.96%	3.12%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[7]	0.30%[8]	0.30%[9,10]
Net investment income[2]	2.28%	3.50%	3.84%	2.95%
Series portfolio turnover[11]	90%	39%	116%	5%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.46%[6]	0.43%[7]	1.23%[8]	10.89%[9,10,12]
	FOR THE YEARS ENDED			FOR THE PERIOD
STRATEGIC INCOME CONSERVATIVE SERIES CLASS I	12/31/15	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.33	$10.24	$10.06	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.21	0.41	0.43	0.22
Net realized and unrealized gain (loss) on investments	(0.18)	0.26	0.09	0.08

Total from investment operations	0.03	0.67	0.52	0.30

Less distributions to shareholders:
From net investment income	(0.22)	(0.37)	(0.32)	(0.24)
From net realized gain on investments	(0.27)	(0.21)	(0.02)	(0.00)[4]

Total distributions to shareholders	(0.49)	(0.58)	(0.34)	(0.24)

Net asset value - End of period	$9.87	$10.33	$10.24	$10.06

Net assets - End of period (000’s omitted)	$6,632	$12,267	$4,013	$52

Total return[5]	0.34%	6.55%	5.28%	3.08%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6]	0.05%[7]	0.05%[8]	0.05%[9,10]
Net investment income[2]	2.08%	3.92%	4.19%	2.15%
Series portfolio turnover[11]	90%	39%	116%	5%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.46%[6]	0.41%[7]	1.23%[8]	27.14%[9,10,12]

1Commencement of operations.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Calculated based on average shares outstanding during the periods.

4Less than ($0.01) per share.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.50%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.48%.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.64%.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.71%.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

14

Financial Highlights

	FOR THE YEARS ENDED			FOR THE PERIOD
STRATEGIC INCOME MODERATE SERIES CLASS S	12/31/15	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.84	$10.80	$10.07	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.25	0.38	0.32	0.30
Net realized and unrealized gain (loss) on investments	(0.36)	0.34	0.82	0.02

Total from investment operations	(0.11)	0.72	1.14	0.32

Less distributions to shareholders:
From net investment income	(0.20)	(0.37)	(0.30)	(0.25)
From net realized gain on investments	(0.22)	(0.31)	(0.11)	(0.00)[4]

Total distributions to shareholders	(0.42)	(0.68)	(0.41)	(0.25)

Net asset value - End of period	$10.31	$10.84	$10.80	$10.07

Net assets - End of period (000’s omitted)	$16,040	$15,751	$6,722	$2,019

Total return[5]	(1.01%)	6.66%	11.49%	3.23%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.30%[6]	0.30%[7]	0.30%[8]	0.30%[9,10]
Net investment income[2]	2.29%	3.37%	2.99%	2.92%
Series portfolio turnover[11]	74%	35%	78%	7%

*The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.57%[6]	0.73%[7]	1.82%[8]	10.28%[9,10,12]
	FOR THE YEARS ENDED			FOR THE PERIOD
STRATEGIC INCOME MODERATE SERIES CLASS I	12/31/15	12/31/14	12/31/13	8/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$10.84	$10.80	$10.07	$10.00

Income (loss) from investment operations:
Net investment income[2,3]	0.30	0.41	0.55	0.22
Net realized and unrealized gain (loss) on investments	(0.39)	0.34	0.62	0.10

Total from investment operations	(0.09)	0.75	1.17	0.32

Less distributions to shareholders:
From net investment income	(0.22)	(0.40)	(0.33)	(0.25)
From net realized gain on investments	(0.22)	(0.31)	(0.11)	(0.00)[4]

Total distributions to shareholders	(0.44)	(0.71)	(0.44)	(0.25)

Net asset value - End of period	$10.31	$10.84	$10.80	$10.07

Net assets - End of period (000’s omitted)	$3,948	$2,136	$1,373	$53

Total return[5]	(0.76%)	6.90%	11.73%	3.29%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.05%[6]	0.05%[7]	0.05%[8]	0.05%[9,10]
Net investment income[2]	2.76%	3.65%	5.17%	2.16%
Series portfolio turnover[11]	74%	35%	78%	7%

* The investment advisor paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratios (to average net assets) would have been increased by the following amounts:
	0.67%[6]	0.73%[7]	1.82%[8]	27.25%[9,10,12]

1Commencement of operations.

2Net investment income is affected by the timing of distributions from the Underlying Series in which the Series invest. The ratios do not include net investment income of the Underlying Series in which the Series invests.

3Calculated based on average shares outstanding during the periods.

4Less than ($0.01) per share.

5Represents aggregate total return for the periods indicated. Total return would have been lower had certain expenses not been reimbursed during the periods. Periods less than one year are not annualized.

6Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.57%.

7Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.49%.

8Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.65%.

9Annualized.

10Expense ratios do not include expenses of the Underlying Series in which the Series invests. The average expense ratio of the Underlying Series was 0.70%.

11Reflects activity of the Series and does not include the activity of the Underlying Series.

12The increase to the expense ratios (to average net assets) is largely due to the small net assets in each class.

The accompanying notes are an integral part of the financial statements.

15

Notes to Financial Statements

1.	Organization

Strategic Income Conservative Series and Strategic Income Moderate Series (each the “Series”) are no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Strategic Income Conservative Series’ investment objective is to manage against capital risk and generate income with a secondary goal of pursuing long-term capital growth. Strategic Income Moderate Series’ investment objective is to manage against capital risk while generating income and pursuing long-term capital growth.

Each Series seeks to achieve its investment objective by investing in a combination of other Manning & Napier mutual funds (the “Underlying Series”). As of December 31, 2015, the Underlying Series include the Core Bond Series, Unconstrained Bond Series (formerly Core Plus Bond Series), Disciplined Value Series, High Yield Bond Series, Real Estate Series and Equity Income Series of the Fund for Strategic Income Conservative Series and Strategic Income Moderate Series. The financial statements of the Underlying Series, which are available at www.manning-napier.com, should be read in conjunction with the Series’ financial statements.

Each Series is authorized to issue two classes of shares (Class S and I). Each class of shares is substantially the same, except that Class S shares bear a shareholder services fee.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of each Series are offered to investors and employees of the Advisor and its affiliates. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 100 million have been designated in each of the Series for Class S common stock and 100 million have been designated in each of the Series for Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. Each Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Investments in the Underlying Series are valued at their net asset value per share on valuation date. In the absence of the availability of a net asset value per share on the Underlying Series, security valuations may be determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”).

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measure fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Board. Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

16

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level on any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

	STRATEGIC INCOME CONSERVATIVE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$20,058,429	$20,058,429	$—	$—

Total assets:	$20,058,429	$20,058,429	$—	$—

	STRATEGIC INCOME MODERATE SERIES
DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Mutual funds	$19,995,560	$19,995,560	$—	$—

Total assets:	$19,995,560	$19,995,560	$—	$—

There were no Level 2 or Level 3 securities held by either of the Series as of December 31, 2014 or December 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Income and capital gains distributions from the Underlying Series, if any, are recorded on the ex-dividend date.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class. Expenses included in the accompanying Statements of Operations do not include any expense of the Underlying Series.

The Series use the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

Each Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series are not subject to federal income tax or excise tax to the extent that each Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

17

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2015, the Series have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series file income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. As the commencement of operations of the Series was August 1, 2012, the statute of limitations remains open for the period ended December 31, 2012 and the years ended December 31, 2013, December 31, 2014 and December 31, 2015. The Series are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/ repatriation transactions for foreign jurisdictions in which they invest, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of a Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Advisor does not receive an advisory fee for the services it performs for the Series. However, the Advisor is entitled to receive an advisory fee from each of the Underlying Series in which the Series invest.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

18

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder service plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client services, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

The Advisor has contractually agreed, until at least April 30, 2016, to limit each class’ total direct annual fund operating expenses for the Series at no more than 0.05% for each class, exclusive of each class’ shareholder services fee, of average daily net assets each year. The Advisor’s agreement to limit each class’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through their investments in the Underlying Series. For the year ended December 31, 2015, the Advisor reimbursed expenses of $117,464 for Strategic Income Conservative Series and $118,882 for Strategic Income Moderate Series, which is included as a reduction of expenses on the Statements of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.00225% of average daily net assets with an annual base fee of $45,400 per Strategic Income Series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of Underlying Series were as follows:

SERIES	PURCHASES	SALES
Strategic Income Conservative Series	$22,832,379	$29,310,808
Strategic Income Moderate Series	$18,943,754	$14,989,400

19

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers

A summary of the Series’ transactions in the shares of affiliated issuers during the year ended December 31, 2015 is set forth below:

STRATEGIC INCOME CONSERVATIVE SERIES	VALUE AT 12/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/15	SHARES HELD AT 12/31/15	DIVIDEND INCOME 1/1/15 THROUGH 12/31/15	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS) 1/1/15 THROUGH 12/31/15
Manning & Napier Core Bond Series - Class A	$—	$2,310,162	$2,294,586	$—	—	$38,994	$(15,576)
Manning & Napier Core Bond Series - Class I	—	14,682,567	4,670,602	9,742,198	999,200	145,436	13,003
Manning & Napier Disciplined Value Series - Class I	3,268,770	1,092,464	1,696,655	2,281,832	168,029	69,725	326,327
Manning & Napier Equity Income Series - Class I	2,814,926	1,653,816	1,598,873	2,756,878	272,150	61,504	79,344
Manning & Napier High Yield Bond Series - Class I	549,158	144,331	275,252	380,733	46,544	28,324	(30,855)
Manning & Napier Real Estate Series - Class I	1,517,163	915,407	877,942	1,283,449	176,784	46,546	268,004
Manning & Napier Unconstrained Bond Series - Class I	19,548,965	2,033,632	17,896,898	3,613,339	396,200	215,506	(568,021)

	$27,698,982	$22,832,379	$29,310,808	$20,058,429		$606,035	$72,226

20

Notes to Financial Statements (continued)

5.	Investments in Affiliated Issuers (continued)

STRATEGIC INCOME MODERATE SERIES	VALUE AT 12/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/15	SHARES HELD AT 12/31/15	DIVIDEND INCOME 1/1/15 THROUGH 12/31/15	DISTRIBUTIONS AND NET REALIZED GAIN/(LOSS) 1/1/15 THROUGH 12/31/15
Manning & Napier Core Bond Series - Class A	$—	$582,160	$578,869	$—	—	$21,142	$(3,291)
Manning & Napier Core Bond Series - Class I	—	8,000,111	2,155,081	5,700,085	584,624	75,359	19,912
Manning & Napier Disciplined Value Series - Class I	3,302,958	2,727,609	998,975	4,387,361	323,075	102,224	578,899
Manning & Napier Emerging Markets Series - Class I	512,070	202,543	605,615	—	—	—	(206,802)
Manning & Napier Equity Income Series - Class I	3,229,332	2,811,732	954,621	4,845,989	478,380	101,295	103,142
Manning & Napier High Yield Bond Series - Class I	876,712	853,865	265,359	1,350,787	165,133	74,053	(30,729)
Manning & Napier Inflation Focus Equity Series - Class I	359,224	97,697	447,682	—	—	—	(38,572)
Manning & Napier Real Estate Series - Class I	972,253	865,475	288,939	1,290,709	177,784	43,381	268,263
Manning & Napier Unconstrained Bond Series - Class I	8,374,752	2,802,562	8,694,259	2,420,629	265,420	114,608	(221,013)

	$17,627,301	$18,943,754	$14,989,400	$19,995,560		$532,062	$469,809

21

Notes to Financial Statements (continued)

6.	Capital Stock Transactions

Transactions in shares of Class S and Class I shares were:

STRATEGIC INCOME CONSERVATIVE SERIES:	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	CLASS S SHARES	AMOUNTS	CLASS S SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	266,210	$2,734,472	885,964	$9,376,736	289,666	$2,913,017	957,307	$10,081,880
Reinvested	64,309	638,146	66,223	692,406	44,539	443,269	60,899	636,966
Repurchased	(460,916)	(4,710,298)	(333,539)	(3,524,134)	(849,941)	(8,603,323)	(222,407)	(2,349,324)

Total	(130,397)	$(1,337,680)	618,648	$6,545,008	(515,736)	$(5,247,037)	795,799	$8,369,522

STRATEGIC INCOME MODERATE SERIES:	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14		FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	CLASS S SHARES	AMOUNTS	CLASS S SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS	CLASS I SHARES	AMOUNTS
Sold	448,047	$4,804,825	931,070	$10,351,280	188,772	$2,061,891	87,965	$1,001,032
Reinvested	56,914	586,644	70,763	779,436	15,953	164,451	11,850	130,733
Repurchased	(403,170)	(4,289,911)	(170,855)	(1,879,607)	(18,900)	(199,000)	(29,935)	(325,094)

Total	101,791	$1,101,558	830,978	$9,251,109	185,825	$2,027,342	69,880	$806,671

At December 31, 2015, one shareholder account owned 213,578 shares of the Strategic Income Conservative Series (approximately 10.51% of the shares outstanding) valued at $2,108,018. Approximately 5% of the shares outstanding of the Strategic Income Moderate Series are fiduciary accounts where the Advisor has sole investment discretion.

7.	Financial Instruments

The Underlying Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Underlying Series may be subject to various elements of risk which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Underlying Series to close out their position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Underlying Series as of December 31, 2015.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including losses deferred due to wash sales and distributions from the Underlying Series. Each Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2015, $691 was reclassified within Strategic Income Conservative Series capital accounts from Undistributed Net Investment Income to Accumulated Net Realized Loss on Investments. For the fiscal year ended December 31, 2015, $4,363 was reclassified within Strategic Income Moderate Series capital accounts to Undistributed Net Investment Income from Accumulated Net Realized Gain on Investments. Any such reclassifications are not reflected in the financial highlights.

22

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
Ordinary income (2015)	$553,066	$440,620
Ordinary income (2014)	$970,832	$672,445
Long-term capital gain (2015)	$545,045	$356,132
Long-term capital gain (2014)	$380,245	$276,284

At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost for federal income tax purposes were as follows:

	STRATEGIC INCOME CONSERVATIVE SERIES	STRATEGIC INCOME MODERATE SERIES
Cost for federal income tax purposes	$21,507,366	$21,655,166
Unrealized appreciation	2,090	1,411
Unrealized depreciation	(1,451,027)	(1,661,017)

Net unrealized depreciation	$(1,448,937)	$(1,659,606)

Undistributed ordinary income	$88,535	$97,437
Undistributed long-term capital gains	$226,284	$492,375

23

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of –Strategic Income Conservative Series and Strategic Income Moderate Series:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Income Conservative Series and Strategic Income Moderate Series (each a series of Manning & Napier Fund, Inc. hereafter collectively referred to as the “Series”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

24

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change.

For federal income tax purposes, each of the Series reports for the current fiscal year the amount disclosed below or, if different, the maximum amount allowable under the tax law, as qualified dividend income (“QDI”).

Series	QDI
Strategic Income Conservative Series	$144,067
Strategic Income Moderate Series	$215,948

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction (DRD) for the current fiscal year is as follows:

Series	DRD%
Strategic Income Conservative Series	19.83%
Strategic Income Moderate Series	34.13%

The Series designates Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2015 as follows:

Series	Long-Term Cap Gain Designation
Strategic Income Conservative Series	$237,781
Strategic Income Moderate Series	$517,358

25

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

26

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

27

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite – Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee
Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

28

Directors’ and Officers’ Information (unaudited)
Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit)(2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(1972-present)
Culinary Institute of America (non-profit college)(1985-present)
George Eastman House (museum)(1988-present)
National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(2005-present)

Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

29

Directors’ and Officers’ Information (unaudited)
Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) – Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

30

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

31

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNSTI-12/15-AR

Global Fixed Income Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global financial markets during the past year, largely driven by macroeconomic factors. Renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth triggered market gyrations. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Global Fixed Income Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term total return by investing principally in fixed income securities of issuers located anywhere in the world. This Series provides access to a diversified portfolio of developed and emerging market bonds primarily consisting of government debt and investment grade corporate debt, bank debt, securitized/collateralized instruments, and money market securities. A substantial portion of its assets may be in high-yield, high-risk bonds. At least 40% of the portfolio will be invested in non-U.S. securities.

Performance Commentary

Domestic fixed income markets generated modestly positive absolute returns in 2015, although performance across sectors was mixed. Municipal, mortgage-backed, and Treasury securities turned in positive performance for the year, whereas high yield and investment grade corporate bonds were negative. Meanwhile, performance across international fixed income markets was exceptionally challenging.

The Bank of America Merrill Lynch Global Broad Market Index experienced a return of -2.75% during 2015. This equated to the worst year for global bond markets since 2005, as a strengthening U.S. dollar and selloff in emerging markets negatively impacted returns. The Global Fixed Income Series experienced negative absolute returns as well, returning -5.68% and underperforming the benchmark on a relative basis.

Contributing to the relative performance shortfall during 2015 was the Series’ overweight relative to the benchmark in select emerging market bonds. The Series’ underweight to Japanese government bonds also challenged relative returns.

The Series continues to hold a short duration position given negative real yields throughout the developed world. The selloff in emerging markets during the year was broad, with the market paying little regard to fundamentals. We found the broad selloff to be an opportunity to add to select emerging market holdings we feel have strong fundamentals and are embarking on structural reform efforts given attractive valuations.

Within Europe, we find valuations and fundamentals unattractive in some core European countries as nominal yields are negative up to five years out on the curve. We hold an overweight position in Italy and Spain relative to the benchmark, with Spain being attractive from a fundamental and valuation perspective despite increasing political risks after the general election in December. We recently increased our euro exposure given an improving growth outlook. Within Japan, we find little reason to hold Japanese government bonds given the country’s precarious fiscal position and continued monetization of debt by the central bank.

During 2016 we expect the fixed income landscape to continue to shift as the Federal Reserve considers further changes to U.S. monetary policy. Having raised the federal funds rate, we believe they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. The diverging monetary policies of major central banks, geopolitical risks, commodity price pressures, and the potential for global growth to deviate from expectations could cause volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 45 years.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Global Fixed Income Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2015.

There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Additionally, funds whose investments are concentrated in foreign countries may be subject to fluctuating currency values, different accounting standards, and economic and political instability.

2

Global Fixed Income Series

Performance Update as of December 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Global Fixed Income Series - Class S3,4	-5.68%	-1.49%
Manning & Napier Fund, Inc. - Global Fixed Income Series - Class I3	-5.45%	-1.35%
Bank of America (BofA) Merrill Lynch Global Broad Market Index[5]	-2.75%	1.43%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Global Fixed Income Series -Class I from its inception2 (October 1, 2012) to present (December 31, 2015) to the BofA Merrill Lynch Global Broad Market Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and Index are calculated from October 1, 2012, the Class I inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 0.85% for Class S and 0.70% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.87% for Class S and 0.72% for Class I for the year ended December 31, 2015.

4For periods prior to April 1, 2013 (the inception date of Class S shares), performance for the Class S shares is hypothetical and is based on the historical performance of the Class I shares adjusted for the Class S shares charges and expenses.

5The Bank of America (BofA) Merrill Lynch Global Broad Market Index is a capitalization-weighted index that tracks the performance of publicly issued debt in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities. The Index is rebalanced on the last calendar day of each month and only includes investment-grade securities with maturities of at least one year and a fixed coupon schedule. Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Global Fixed Income Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in a class of the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$966.10	$4.21	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Class I
Actual	$1,000.00	$983.47	$3.50	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.68	$3.57	0.70%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Global Fixed Income Series

Portfolio Composition as of December 31, 2015

(unaudited)

5

Global Fixed Income Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1]	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS - 39.9%

Non-Convertible Corporate Bonds - 39.9%
Consumer Discretionary - 3.6%
Auto Components - 0.3%
Magna International, Inc. (Canada), 4.15%, 10/1/2025	Baa1	500,000	$509,023
Techniplas LLC[3], 10.00%, 5/1/2020	Caa1	310,000	220,100

			729,123

Automobiles - 0.2%
Ford Motor Credit Co. LLC, 8.125%, 1/15/2020	Baa3	275,000	323,890

Household Durables - 1.4%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[3], 6.125%, 7/1/2022	B1	590,000	545,750
Meritage Homes Corp., 7.15%, 4/15/2020	Ba3	245,000	257,863
Meritage Homes Corp., 7.00%, 4/1/2022	Ba3	250,000	261,875
NVR, Inc., 3.95%, 9/15/2022	Baa2	1,280,000	1,291,110
TRI Pointe Holdings, Inc. - TRI Pointe Group, Inc., 4.375%, 6/15/2019	B1	390,000	381,225
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	B2	345,000	324,300

			3,062,123

Media - 1.5%
Columbus International, Inc. (Barbados)[3], 7.375%, 3/30/2021	Ba3	250,000	247,500
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 5.20%, 3/15/2020	Baa2	835,000	904,311
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 4.45%, 4/1/2024	Baa2	320,000	328,669
Sinclair Television Group, Inc.[3], 5.625%, 8/1/2024	B1	365,000	354,963
Sirius XM Radio, Inc.[3], 5.375%, 4/15/2025	Ba3	280,000	281,750
Time Warner Entertainment Co. LP, 8.375%, 7/15/2033	Baa2	500,000	589,855
VTR Finance B.V. (Chile)[3], 6.875%, 1/15/2024	B1	495,000	455,400

			3,162,448

Multiline Retail - 0.2%
Dollar General Corp., 3.25%, 4/15/2023	Baa3	500,000	476,165

Total Consumer Discretionary			7,753,749

Consumer Staples - 1.4%
Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	A2	350,000	404,577
PepsiCo, Inc., 3.10%, 7/17/2022	A1	750,000	769,809

			1,174,386

Food & Staples Retailing - 0.4%
C&S Group Enterprises LLC[3], 5.375%, 7/15/2022	B1	400,000	360,000
CVS Health Corp., 3.50%, 7/20/2022	Baa1	400,000	407,022

			767,022

The accompanying notes are an integral part of the financial statements.

6

Global Fixed Income Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1]	PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Staples (continued)
Food Products - 0.3%
Kraft Heinz Foods Co., 6.75%, 3/15/2032	Baa3		250,000	$289,321
Pinnacle Operating Corp.[3], 9.00%, 11/15/2020	Caa1		380,000	357,200

				646,521

Household Products - 0.2%
HRG Group, Inc., 7.75%, 1/15/2022	Caa1		395,000	387,100

Total Consumer Staples				2,975,029

Energy - 5.5%
Energy Equipment & Services - 1.2%
Baker Hughes, Inc., 7.50%, 11/15/2018	A2		575,000	649,188
Ensco plc, 4.70%, 3/15/2021	Baa2		800,000	644,143
Ensco plc, 5.20%, 3/15/2025	Baa2		750,000	533,753
Schlumberger Holdings Corp.[3], 3.625%, 12/21/2022	A2		750,000	740,867

				2,567,951

Oil, Gas & Consumable Fuels - 4.3%
Antero Resources Corp., 5.125%, 12/1/2022	Ba3		130,000	98,800
Chevron Corp., 1.79%, 11/16/2018	Aa1		500,000	495,475
CNOOC Nexen Finance 2014 ULC (China), 1.625%, 4/30/2017	Aa3		400,000	397,686
Columbia Pipeline Group, Inc.[3], 2.45%, 6/1/2018	Baa2		400,000	391,087
Columbia Pipeline Group, Inc.[3], 4.50%, 6/1/2025	Baa2		400,000	362,496
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp., 6.125%, 3/1/2022	B1		430,000	298,850
El Paso Natural Gas Co. LLC, 8.625%, 1/15/2022	Baa3		100,000	108,604
Hiland Partners LP - Hiland Partners Finance Corp.[3], 7.25%, 10/1/2020	Baa3		1,100,000	1,111,000
Kinder Morgan, Inc.[3], 5.625%, 11/15/2023	Baa3		1,500,000	1,371,190
PBF Holding Co. LLC - PBF Finance Corp.[3], 7.00%, 11/15/2023	B1		255,000	248,625
Petrobras Global Finance B.V. (Brazil)[4], 1.99%, 5/20/2016	Ba3		1,400,000	1,365,000
Petroleos Mexicanos (Mexico), 5.75%, 3/1/2018	Baa1		350,000	364,350
Petroleos Mexicanos (Mexico)[3], 4.50%, 1/23/2026	Baa1		950,000	834,575
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	Ba3		725,000	667,000
Talisman Energy, Inc. (Canada), 3.75%, 2/1/2021	Baa3		600,000	544,015
Targa Resources Partners LP - Targa Resources Partners Finance Corp.[3], 6.75%, 3/15/2024	Ba2		275,000	234,438
TransCanada PipeLines Ltd. (Canada), 1.625%, 11/9/2017	A3		250,000	247,948
WPX Energy, Inc., 6.00%, 1/15/2022	Ba1		320,000	224,000

				9,365,139

Total Energy				11,933,090

Financials - 18.4%
Banks - 7.5%
Banco Santander S.A. (Spain), 4.00%, 4/7/2020	Aa2	EUR	100,000	124,655

The accompanying notes are an integral part of the financial statements.

7

Global Fixed Income Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Banks (continued)
Bank of America Corp., 5.42%, 3/15/2017	Baa3			1,500,000	$1,561,340
Bank of America Corp., 6.875%, 4/25/2018	Baa1			480,000	529,563
Bank of America Corp., 4.00%, 1/22/2025	Baa3			375,000	367,098
Barclays Bank plc (United Kingdom)[3], 10.179%, 6/12/2021	Baa3			300,000	388,619
BBVA Bancomer S.A. (Mexico)[3], 6.75%, 9/30/2022	Baa2			845,000	929,500
BNP Paribas Home Loan Covered Bonds S.A. (France), 3.75%, 4/20/2020	AAA	[5]	EUR	50,000	62,619
Citigroup, Inc., 3.875%, 3/26/2025	Baa3			1,000,000	973,288
Commonwealth Bank of Australia (Australia), 5.75%, 1/25/2017	Aaa		AUD	1,680,000	1,263,292
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands)[6,7], 8.40%	WR	[8]		100,000	107,437
ING Bank N.V. (Netherlands)[3], 1.80%, 3/16/2018	A1			150,000	149,620
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa1			790,000	813,404
Intesa Sanpaolo S.p.A. (Italy)[3], 6.50%, 2/24/2021	Baa1			350,000	397,002
JPMorgan Chase & Co., 6.30%, 4/23/2019	A3			820,000	919,467
Lloyds Bank plc (United Kingdom)[3,6,9], 12.00%	BB	[5]		240,000	340,032
Lloyds Banking Group plc (United Kingdom)[3], 4.582%, 12/10/2025	Baa2			1,847,000	1,851,499
Popular, Inc., 7.00%, 7/1/2019	B2			570,000	532,950
Royal Bank of Canada (Canada), 3.77%, 3/30/2018	Aaa		CAD	1,995,000	1,518,937
Royal Bank of Scotland Group plc (United Kingdom), 5.125%, 5/28/2024	Ba2			1,000,000	1,013,155
Santander Bank N.A., 8.75%, 5/30/2018	Baa2			300,000	338,594
Santander Holdings USA, Inc., 2.65%, 4/17/2020	Baa2			500,000	490,534
Westpac Banking Corp. (Australia), 5.75%, 2/6/2017	Aaa		AUD	2,100,000	1,580,286

					16,252,891

Capital Markets - 3.1%
The Goldman Sachs Group, Inc., 2.375%, 1/22/2018	A3			330,000	332,851
The Goldman Sachs Group, Inc., 6.15%, 4/1/2018	A3			1,790,000	1,943,790
The Goldman Sachs Group, Inc.[4], 2.012%, 11/29/2023	A3			350,000	353,106
The Goldman Sachs Group, Inc., 4.25%, 10/21/2025	Baa2			500,000	496,178
Morgan Stanley, 5.75%, 1/25/2021	A3			1,515,000	1,700,968
Morgan Stanley, 5.00%, 11/24/2025	Baa2			800,000	849,238
UBS AG (Switzerland)[4], 7.25%, 2/22/2022	BBB	[5]		400,000	417,317
UBS AG (Switzerland), 7.625%, 8/17/2022	BBB	[5]		250,000	285,000
UBS AG (Switzerland)[4], 4.75%, 5/22/2023	BBB	[5]		400,000	406,127

					6,784,575

Consumer Finance - 0.2%
Navient Corp., 6.125%, 3/25/2024	Ba3			605,000	493,075

Diversified Financial Services - 1.2%
General Electric Capital Corp.[4], 0.714%, 5/5/2026	A1			855,000	792,732

The accompanying notes are an integral part of the financial statements.

8

Global Fixed Income Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1]	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Diversified Financial Services (continued)
ING Bank N.V. (Netherlands)[3], 5.80%, 9/25/2023	Baa2	350,000	$380,264
Jefferies Finance LLC - JFIN Co-Issuer Corp.[3], 7.375%, 4/1/2020	B1	500,000	443,750
Jefferies Finance LLC - JFIN Co-Issuer Corp.[3], 6.875%, 4/15/2022	B1	300,000	252,000
Peachtree Corners Funding Trust[3], 3.976%, 2/15/2025	Baa2	100,000	99,278
Voya Financial, Inc., 2.90%, 2/15/2018	Baa2	370,000	374,000
Voya Financial, Inc., 5.50%, 7/15/2022	Baa2	270,000	302,126

			2,644,150

Insurance - 3.2%
Aegon N.V. (Netherlands)[4,6], 2.142%	Baa1	435,000	344,004
American International Group, Inc., 4.875%, 6/1/2022	Baa1	1,875,000	2,024,887
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	Baa2	2,600,000	2,701,127
AXA S.A. (France)[4,6], 2.312%	A3	425,000	346,483
First American Financial Corp., 4.30%, 2/1/2023	Baa3	565,000	560,973
Prudential Financial, Inc.[6,10], 5.875%	Baa2	800,000	831,600

			6,809,074

Real Estate Investment Trusts (REITS) - 2.4%
American Tower Corp., 2.80%, 6/1/2020	Baa3	500,000	494,245
AvalonBay Communities, Inc., 4.20%, 12/15/2023	Baa1	500,000	520,953
Digital Realty Trust LP, 5.875%, 2/1/2020	Baa2	1,110,000	1,223,731
DuPont Fabros Technology LP, 5.875%, 9/15/2021	Ba1	265,000	275,600
HCP, Inc., 6.70%, 1/30/2018	Baa1	865,000	940,574
HCP, Inc., 4.00%, 6/1/2025	Baa1	400,000	390,565
Rialto Holdings LLC - Rialto Corp.[3], 7.00%, 12/1/2018	B2	415,000	421,225
Welltower, Inc., 4.95%, 1/15/2021	Baa2	635,000	680,825
Welltower, Inc., 4.00%, 6/1/2025	Baa2	300,000	295,100

			5,242,818

Real Estate Management & Development - 0.3%
Forestar USA Real Estate Group, Inc.[3], 8.50%, 6/1/2022	B3	250,000	243,750
Greystar Real Estate Partners LLC[3], 8.25%, 12/1/2022	B2	284,000	294,650

			538,400

Thrifts & Mortgage Finance - 0.5%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	Ba3	575,000	572,844
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[3], 5.875%, 8/1/2021	Ba3	430,000	391,300
Prospect Holding Co. LLC - Prospect Holding Finance Co.[3], 10.25%, 10/1/2018	B2	295,000	142,338

			1,106,482

Total Financials			39,871,465

The accompanying notes are an integral part of the financial statements.

9

Global Fixed Income Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Health Care - 1.6%
Biotechnology - 0.2%
AMAG Pharmaceuticals, Inc.[3], 7.875%, 9/1/2023	B3			400,000	$352,000

Health Care Providers & Services - 1.1%
FMC Finance VIII S.A. (Germany)[3], 6.50%, 9/15/2018	Ba2		EUR	1,540,000	1,917,967
Tenet Healthcare Corp.[3,4], 4.012%, 6/15/2020	Ba2			280,000	273,000
Tenet Healthcare Corp., 8.125%, 4/1/2022	B3			255,000	254,363

					2,445,330

Pharmaceuticals - 0.3%
Concordia Healthcare Corp. (Canada)[3], 7.00%, 4/15/2023	Caa2			425,000	368,687
Mallinckrodt International Finance S.A. - Mallinckrodt CB LLC[3], 5.625%, 10/15/2023	B1			275,000	261,250

					629,937

Total Health Care					3,427,267

Industrials - 4.4%
Aerospace & Defense - 0.2%
DigitalGlobe, Inc.[3], 5.25%, 2/1/2021	B1			590,000	495,600

Airlines - 0.7%
Allegiant Travel Co., 5.50%, 7/15/2019	B1			390,000	394,875
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B3, 6.375%, 1/2/2016	Baa3			625,000	627,344
Southwest Airlines Co., 2.75%, 11/6/2019	Baa1			400,000	403,101

					1,425,320

Commercial Services & Supplies - 0.1%
Constellis Holdings LLC - Constellis Finance Corp.[3], 9.75%, 5/15/2020	B3			265,000	217,300
Modular Space Corp.[3], 10.25%, 1/31/2019	B3			275,000	110,000

					327,300

Construction & Engineering - 0.0%##
Abengoa Finance S.A.U. (Spain)*[3,11], 7.75%, 2/1/2020	Caa3			300,000	41,625

Industrial Conglomerates - 0.5%
GE Capital International Funding Co.[3], 0.964%, 4/15/2016	A1			557,000	557,251
Siemens Financieringsmaatschappij N.V. (Germany)[3], 2.90%, 5/27/2022	A1			500,000	499,801

					1,057,052

Machinery - 0.4%
Stanley Black & Decker, Inc., 2.451%, 11/17/2018	Baa2			500,000	501,951
Waterjet Holdings, Inc.[3], 7.625%, 2/1/2020	B2			325,000	322,563

					824,514

Trading Companies & Distributors - 2.5%
Air Lease Corp., 2.625%, 9/4/2018	BBB	[5]		1,000,000	988,461

The accompanying notes are an integral part of the financial statements.

10

Global Fixed Income Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Air Lease Corp., 3.375%, 1/15/2019	BBB	[5]	1,150,000	$1,155,750
Aviation Capital Group Corp.[3], 2.875%, 9/17/2018	BBB	[5]	1,250,000	1,242,828
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	B2		435,000	445,810
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	B2		240,000	238,800
International Lease Finance Corp., 5.75%, 5/15/2016	Ba2		250,000	253,437
International Lease Finance Corp.[4], 2.462%, 6/15/2016	Ba2		750,000	748,125
International Lease Finance Corp., 8.75%, 3/15/2017	Ba2		380,000	404,700

				5,477,911

Total Industrials				9,649,322

Information Technology - 1.0%
Communications Equipment - 0.2%
QUALCOMM, Inc., 3.45%, 5/20/2025	A1		500,000	479,580

Internet Software & Services - 0.2%
Tencent Holdings Ltd. (China)[3], 3.375%, 5/2/2019	A2		400,000	406,739

IT Services - 0.4%
Automatic Data Processing, Inc., 2.25%, 9/15/2020	Aa3		400,000	401,515
Visa, Inc., 2.80%, 12/14/2022	A1		435,000	436,798

				838,313

Technology Hardware, Storage & Peripherals - 0.2%
Hewlett Packard Enterprise Co.[3], 2.45%, 10/5/2017	Baa2		500,000	499,576

Total Information Technology				2,224,208

Materials - 1.7%
Chemicals - 0.7%
Consolidated Energy Finance S.A. (Trinidad-Tobago)[3], 6.75%, 10/15/2019	B2		235,000	224,648
The Dow Chemical Co., 8.55%, 5/15/2019	Baa2		700,000	825,054
Solvay Finance America LLC (Belgium)[3], 3.40%, 12/3/2020	Baa2		500,000	495,982

				1,545,684

Containers & Packaging - 0.2%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[3,4], 3.512%, 12/15/2019	Ba3		500,000	488,750

Metals & Mining - 0.5%
Alcoa, Inc., 5.87%, 2/23/2022	Ba1		270,000	263,250
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	A3		360,000	349,932
Steel Dynamics, Inc., 5.125%, 10/1/2021	Ba2		270,000	249,750
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[3], 7.375%, 2/1/2020	B1		310,000	192,200

				1,055,132

The accompanying notes are an integral part of the financial statements.

11

Global Fixed Income Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Paper & Forest Products - 0.3%
Domtar Corp., 4.40%, 4/1/2022	Baa3		500,000	$508,414

Total Materials				3,597,980

Telecommunication Services - 1.4%
Diversified Telecommunication Services - 0.6%
CenturyLink, Inc., 5.80%, 3/15/2022	Ba2		440,000	403,260
Frontier Communications Corp., 7.625%, 4/15/2024	Ba3		645,000	541,800
Windstream Services LLC, 7.875%, 11/1/2017	B2		235,000	240,407

				1,185,467

Wireless Telecommunication Services - 0.8%
Altice Financing S.A. (Luxembourg)[3], 6.50%, 1/15/2022	B1		535,000	529,650
SBA Tower Trust[3], 3.598%, 4/15/2018	Baa3		500,000	498,202
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[3], 8.25%, 11/7/2021	B2		340,000	324,700
T-Mobile USA, Inc., 6.836%, 4/28/2023	Ba3		385,000	398,475

				1,751,027

Total Telecommunication Services				2,936,494

Utilities - 0.9%
Independent Power and Renewable Electricity Producers - 0.9%
Abengoa Yield plc (Spain)[3], 7.00%, 11/15/2019	B2		400,000	352,000
ContourGlobal Power Holdings S.A. (France)[3], 7.125%, 6/1/2019	B3		250,000	237,500
NRG Energy, Inc., 6.25%, 7/15/2022	B1		295,000	251,340
Talen Energy Supply LLC[3], 4.625%, 7/15/2019	Ba3		580,000	435,000
TerraForm Global Operating LLC[3], 9.75%, 8/15/2022	B3		465,000	370,838
TerraForm Power Operating LLC[3], 6.125%, 6/15/2025	B3		445,000	358,225

Total Utilities				2,004,903

TOTAL CORPORATE BONDS
(Identified Cost $91,804,059)				86,373,507

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.1%
Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A3[4], 6.033%, 3/15/2049	Aaa		685,329	686,776
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 8/15/2048	AAA	[5]	1,164,195	1,182,755
Commercial Mortgage Pass-Through Certificates, Series 2015-LC19, Class A4, 3.183%, 2/10/2048	Aaa		1,250,000	1,225,666
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[4], 1.708%, 10/25/2021	Aaa		4,069,592	298,873
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[4], 0.333%, 4/25/2023	Aaa		23,352,739	317,039

The accompanying notes are an integral part of the financial statements.

12

Global Fixed Income Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1]		PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[4], 1.706%, 10/25/2018	Aaa			5,990,275	$227,060
GS Mortgage Securities Trust, Series 2006-GG8, Class A4, 5.56%, 11/10/2039	Aaa			419,446	418,725
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 9/15/2039	Aaa			494,482	501,644
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A1A, 5.335%, 11/15/2038	AAA	[5]		1,220,701	1,245,201
Morgan Stanley Capital I Trust, Series 2006-IQ12, Class A4, 5.332%, 12/15/2043	AAA	[5]		1,151,348	1,171,778
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[4], 3.75%, 8/25/2055	Aaa			245,618	249,185
U.S. Small Business Administration, Series 2015-10A, Class 1, 2.517%, 3/10/2025	Aaa			247,941	250,705
WF-RBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	Aaa			1,100,000	1,162,009

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $9,175,047)					8,937,416

FOREIGN GOVERNMENT BONDS - 49.2%
Australia Government Bond (Australia), 4.50%, 4/15/2020	Aaa		AUD	600,000	479,151
Brazil Notas do Tesouro Nacional (Brazil), 10.00%, 1/1/2025	Baa3		BRL	19,060,000	3,445,725
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019	Baa3			400,000	447,000
Brazilian Government International Bond (Brazil), 4.25%, 1/7/2025	Baa3			1,900,000	1,529,500
Bundesrepublik Deutschland (Germany), 1.50%	Aaa		EUR	2,500,000	2,956,263
Bundesrepublik Deutschland (Germany), 1.00%	Aaa		EUR	2,500,000	2,838,258
Canada Housing Trust No. 1 (Canada)[3], 4.10%, 12/15/2018	Aaa		CAD	2,485,000	1,963,199
Canadian Government Bond (Canada), 1.50%, 9/1/2017	Aaa		CAD	800,000	587,902
Canadian Government Bond (Canada), 2.75%, 6/1/2022	Aaa		CAD	2,500,000	1,999,079
Chile Government (Chile), 5.50%, 8/5/2020	Aa3		CLP	700,000,000	1,016,569
Export-Import Bank of Korea (South Korea), 2.625%, 12/30/2020	Aa2			1,500,000	1,498,129
Ireland Government Bond (Ireland), 5.00%, 10/18/2020	Baa1		EUR	1,340,000	1,787,754
Ireland Government Bond (Ireland), 0.80%, 3/15/2022	Baa1		EUR	2,000,000	2,218,777
Ireland Government Bond (Ireland), 3.90%, 3/20/2023	Baa1		EUR	750,000	996,126
Italy Buoni Poliennali Del Tesoro (Italy), 1.45%	Baa2		EUR	500,000	557,723
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 9/1/2022	Baa2		EUR	2,835,000	3,962,376
Italy Buoni Poliennali Del Tesoro (Italy), 5.50%, 11/1/2022	Baa2		EUR	4,410,000	6,176,152
Italy Buoni Poliennali Del Tesoro (Italy), 1.50%, 6/1/2025	Baa2		EUR	5,200,000	5,654,916
Korea Treasury Bond (South Korea), 2.75%, 6/10/2016	Aa2		KRW	2,400,000,000	2,057,020
Korea Treasury Bond (South Korea), 2.00%, 12/10/2017	WR	[8]	KRW	5,700,000,000	4,893,279
Mexican Government Bond (Mexico), 6.25%, 6/16/2016	A3		MXN	15,000,000	880,361
Mexican Government Bond (Mexico), 7.25%, 12/15/2016	A3		MXN	33,570,000	2,011,748
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	A3		MXN	51,500,000	3,030,998
Mexican Government Bond (Mexico), 7.75%, 12/14/2017	A3		MXN	78,000,000	4,838,367

The accompanying notes are an integral part of the financial statements.

13

Global Fixed Income Series

Investment Portfolio - December 31, 2015

	CREDIT RATING	PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	A3	MXN	57,500,000	$3,671,542
Mexican Government Bond (Mexico), 6.50%, 6/10/2021	A3	MXN	46,000,000	2,761,212
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	A3	MXN	84,000,000	5,015,187
Mexican Government Bond (Mexico), 7.75%, 5/29/2031	A3	MXN	6,500,000	413,653
Norway Government Bond (Norway)[3], 4.25%, 5/19/2017	Aaa	NOK	17,800,000	2,108,857
Singapore Government Bond (Singapore), 2.50%, 6/1/2019	Aaa	SGD	4,515,000	3,286,184
Spain Government Bond (Spain), 4.50%, 1/31/2018	Baa2	EUR	1,415,000	1,677,526
Spain Government Bond (Spain)[3], 4.00%, 4/30/2020	Baa2	EUR	2,740,000	3,405,310
Spain Government Bond (Spain)[3], 5.40%, 1/31/2023	Baa2	EUR	6,505,000	9,048,367
Spain Government Bond (Spain)[3], 1.60%, 4/30/2025	Baa2	EUR	4,500,000	4,861,097
United Kingdom Gilt (United Kingdom), 2.00%, 1/22/2016	Aa1	GBP	3,250,000	4,794,820
United Kingdom Gilt (United Kingdom), 1.00%, 9/7/2017	Aa1	GBP	2,435,000	3,611,735
United Kingdom Gilt (United Kingdom), 5.00%, 3/7/2018	Aa1	GBP	2,610,000	4,209,113

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $118,090,202)				106,690,975

U.S. TREASURY SECURITIES - 0.8%

U.S. Treasury Bonds - 0.8%
U.S. Treasury Inflation Indexed Bonds, 0.75%, 2/15/2042
(Identified Cost $1,797,623)			1,968,287	1,729,172

U.S. GOVERNMENT AGENCIES - 3.4%

Mortgage-Backed Securities - 3.4%
Fannie Mae, Pool #MA1890, 4.00%, 5/1/2034			846,042	905,327
Fannie Mae, Pool #735500, 5.50%, 5/1/2035			1,042,193	1,173,193
Freddie Mac, Pool #Z50018, 3.50%, 7/1/2026			1,412,069	1,480,200
Freddie Mac, Pool #K92054, 4.00%, 10/1/2034			864,297	924,688
Freddie Mac, Pool #C91832, 3.50%, 6/1/2035			1,148,568	1,198,034
Freddie Mac, Pool #G08273, 5.50%, 6/1/2038			1,479,575	1,643,125

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $7,216,105)				7,324,567

The accompanying notes are an integral part of the financial statements.

14

Global Fixed Income Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

SHORT-TERM INVESTMENT - 1.6%

Dreyfus Cash Management, Inc. - Institutional Shares[12], 0.23%,
(Identified Cost $ 3,390,122)	3,390,122	$3,390,122

TOTAL INVESTMENTS - 99.0%
(Identified Cost $ 231,473,158)		214,445,759
OTHER ASSETS, LESS LIABILITIES - 1.0%		2,159,687

NET ASSETS - 100%		$216,605,446

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CLP - Chilean Peso

EUR - Euro

GBP - British Pound

IO - Interest only

KRW - South Korean Won

MXN - Mexican Peso

NOK - Norwegian Krone

SGD - Singapore Dollar

##Less than 0.1%.

*Non-income producing security.

1Credit ratings from Moody’s (unaudited).

2Amount is stated in USD unless otherwise noted.

3Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $48,929,823 or 22.6% of the Series’ net assets as of December 31, 2015 (see Note 2 to the financial statements).

4The coupon rate is floating and is the effective rate as of December 31, 2015.

5Credit ratings from S&P (unaudited).

6Security is perpetual in nature and has no stated maturity date.

7The rate shown is a fixed rate as of December 31, 2015; the rate becomes floating, based on U.S. Treasury Yield Curve Rate Treasury Note Constant Maturity 5 Year in June 2017.

8Credit rating has been withdrawn. As of December 31, 2015, there is no rating available (unaudited).

9The rate shown is a fixed rate as of December 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in December 2024.

10The rate shown is a fixed rate as of December 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in September 2022.

11Issuer filed for bankruptcy and/or is in default of interest payments.

12Rate shown is the current yield as of December 31, 2015.

The Series’ portfolio holds, as a percentage of net assets, greater than 10% in the following countries: United States 36.6%; Mexico 11.6%.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

15

Global Fixed Income Series

Statement of Assets and Liabilities

December 31, 2015

ASSETS:

Investments, at value (identified cost $231,473,158) (Note 2)	$214,445,759
Foreign currency (identified cost $9,934)	9,992
Interest receivable	2,438,019
Receivable for fund shares sold	107,605

TOTAL ASSETS	217,001,375

LIABILITIES:

Accrued management fees (Note 3)	105,400
Accrued fund accounting and administration fees (Note 3)	24,647
Accrued shareholder services fees (Class S) (Note 3)	18,639
Accrued foreign capital gains tax (Note 2)	4,921
Accrued transfer agent fees (Note 3)	3,810
Accrued Chief Compliance Officer service fees (Note 3)	429
Payable for fund shares repurchased	187,126
Accrued custodian fees	22,438
Other payables and accrued expenses	28,519

TOTAL LIABILITIES	395,929

TOTAL NET ASSETS	$216,605,446

NET ASSETS CONSIST OF:

Capital stock	$237,604
Additional paid-in-capital	238,496,306
Distributions in excess of net investment income	(3,065,487)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(2,012,291)
Net unrealized appreciation (depreciation) on investments (net of foreign capital gains tax of $4,921), foreign currency and translation of other assets and liabilities	(17,050,686)

TOTAL NET ASSETS	$216,605,446

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($144,233,026/15,832,502 shares)	$9.11

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($72,372,420/7,927,924 shares)	$9.13

The accompanying notes are an integral part of the financial statements.

16

Global Fixed Income Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:

Interest	$8,108,023
Dividends	2,894

Total Investment Income	8,110,917

EXPENSES:

Management fees (Note 3)	1,486,894
Shareholder services fees (Class S) (Note 3)	275,250
Fund accounting and administration fees (Note 3)	97,526
Transfer agent fees (Note 3)	11,731
Directors’ fees (Note 3)	9,710
Chief Compliance Officer service fees (Note 3)	2,541
Custodian fees	48,069
Miscellaneous	125,904

Total Expenses	2,057,625
Less reduction of expenses (Note 3)	(49,461)

Net Expenses	2,008,164

NET INVESTMENT INCOME	6,102,753

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized loss on-
Investments	(1,625,843)
Foreign currency and translation of other assets and liabilities	(9,025,849)

(10,651,692)

Net change in unrealized appreciation (depreciation) on-
Investments (net of decrease in accrued foreign capital gains tax of $ 3,002)	(9,527,973)
Foreign currency and translation of other assets and liabilities	50,099

(9,477,874)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(20,129,566)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,026,813)

The accompanying notes are an integral part of the financial statements.

17

Global Fixed Income Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income	$6,102,753	$5,581,029
Net realized gain (loss) on investments and foreign currency	(10,651,692)	3,413,776
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(9,477,874)	(8,078,036)

Net increase (decrease) from operations	(14,026,813)	916,769

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(88,284)	(5,045,777)
From net investment income (Class I)	(23,667)	(1,197,071)
From net realized gain on investments (Class S)	—	(928,775)
From net realized gain on investments (Class I)	—	(209,576)
From return of capital (Class S)	(579,353)	—
From return of capital (Class I)	(155,311)	—

Total distributions to shareholders	(846,615)	(7,381,199)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(24,237,624)	30,131,263

Net increase (decrease) in net assets	(39,111,052)	23,666,833

NET ASSETS:

Beginning of year	255,716,498	232,049,665

End of year (including distributions in excess of net investment income of $3,065,487 and $135,001, respectively)	$216,605,446	$255,716,498

The accompanying notes are an integral part of the financial statements.

18

Global Fixed Income Series

Financial Highlights - Class S

	FOR THE YEARS ENDED		FOR THE PERIOD 4/1/13[1] TO 12/31/13
	12/31/15	12/31/14
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.68	$9.92	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.23	0.22	0.16
Net realized and unrealized loss on investments	(0.77)	(0.18)	(0.16)

Total from investment operations	(0.54)	0.04	0.00

Less distributions to shareholders:
From net investment income	— [3]	(0.24)	(0.08)
From net realized gain on investments	—	(0.04)	— [3]
From return of capital	(0.03)	—	—

Total distributions to shareholders	(0.03)	(0.28)	(0.08)

Net asset value - End of period	$9.11	$9.68	$9.92

Net assets - End of period (000’s omitted)	$144,233	$208,842	$196,860

Total return[4]	(5.68%)	0.42%	0.07%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.85%	0.85%	0.85%[5]
Net investment income	2.43%	2.16%	2.16%[5]
Portfolio turnover	54%	40%	51%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.02%	0.01%	0.00%[5,6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the periods. Periods less than one year are not annualized.

5Annualized.

6Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

19

Global Fixed Income Series

Financial Highlights - Class I

	FOR THE YEARS ENDED			FOR THE PERIOD
	12/31/15	12/31/14	12/31/13	10/1/12[1] TO 12/31/12
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.69	$9.93	$10.09	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.24	0.23	0.23	0.04
Net realized and unrealized gain (loss) on investments	(0.77)	(0.17)	(0.26)	0.05

Total from investment operations	(0.53)	0.06	(0.03)	0.09

Less distributions to shareholders:
From net investment income	— [3]	(0.26)	(0.13)	— [3]
From net realized gain on investments	—	(0.04)	— [3]	— [3]
From return of capital	(0.03)	—	—	—

Total distributions to shareholders	(0.03)	(0.30)	(0.13)	— [3]

Net asset value - End of period	$9.13	$9.69	$9.93	$10.09

Net assets - End of period (000’s omitted)	$72,372	$46,875	$35,190	$5,106

Total return[4]	(5.45%)	0.57%	(0.32%)	0.95%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.70%	0.70%	0.70%	0.70%[5]
Net investment income	2.56%	2.31%	2.32%	1.60%[5]
Portfolio turnover	54%	40%	51%	4%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amounts:

	0.02%	0.02%	0.11%	4.08%[5]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during the periods. Periods less than one year are not annualized.

5Annualized.

The accompanying notes are an integral part of the financial statements.

20

Global Fixed Income Series

Notes to Financial Statements

1.	Organization

Global Fixed Income Series (the “Series”) is a no-load non-diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term total return by investing principally in fixed income securities of issuers located anywhere in the world.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 100 million have been designated as Global Fixed Income Series Class S common stock, and 100 million designated as Global Fixed Income Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these

21

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Debt securities:
U.S. Treasury and other U.S.
Government agencies	$9,053,739	$—	$9,053,739	$—
Corporate debt:
Consumer Discretionary	7,753,749	—	7,753,749	—
Consumer Staples	2,975,029	—	2,975,029	—
Energy	11,933,090	—	11,933,090	—
Financials	39,871,465	—	39,871,465	—
Health Care	3,427,267	—	3,427,267	—
Industrials	9,649,322	—	9,649,322	—
Information Technology	2,224,208	—	2,224,208	—
Materials	3,597,980	—	3,597,980	—
Telecommunication Services	2,936,494	—	2,936,494	—
Utilities	2,004,903	—	2,004,903	—
Commercial mortgage-backed securities	8,937,416	—	8,937,416	—
Foreign government bonds	106,690,975	—	106,690,975	—
Mutual funds	3,390,122	3,390,122	—	—

Total assets	$214,445,759	$3,390,122	$211,055,637	$—

There were no Level 3 securities held by the Series as of December 31, 2014 or December 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

22

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2015.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance

23

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Securities Purchased on a When-Issued Basis or Forward Commitment (continued)

between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2015.

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series at December 31, 2015.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2012 and the years ended December 31, 2013 through December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax. The Series is subject to a tax imposed on short term capital gains on securities of issuers domiciled in India. The Series records an estimated deferred tax liability for securities that have been held for less than a year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount is reported in Accrued foreign capital gains tax in the accompanying Statement of Assets and Liabilities. Realized losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short term realized capital gains.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is

24

Global Fixed Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Indemnifications (continued)

unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.60% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.15% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of Class S’s shareholder services fee, at no more than 0.70% of average daily net assets each year. For the year ended December 31, 2015, the Advisor waived fees of $49,461, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

25

Global Fixed Income Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $107,180,994 and $114,289,411, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $19,257,501 and $16,712,444, respectively.

5.	Capital Stock Transactions

Transactions in shares of Class S and I shares of Global Fixed Income Series were:

CLASS S	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	9,851,643	$92,527,482	2,714,749	$27,373,610
Reinvested	67,747	636,827	576,221	5,722,647
Repurchased	(15,650,497)	(146,692,206)	(1,580,241)	(15,952,388)

Total	(5,731,107)	$(53,527,897)	1,710,729	$17,143,869

CLASS I	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	5,316,074	$49,991,905	1,341,255	$13,538,946
Reinvested	19,020	178,978	141,458	1,406,647
Repurchased	(2,242,139)	(20,880,610)	(193,197)	(1,958,199)

Total	3,092,955	$29,290,273	1,289,516	$12,987,394

Over 90% of the shares outstanding are held by fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2015.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

26

Global Fixed Income Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses and qualified late-year losses. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2015, $8,921,288 was reclassified within the capital accounts from Distribution in Excess of Net Investment Income to Accumulated Net Realized Loss on Investments.

The tax character of distributions paid were as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED 12/31/15	ENDED 12/31/14
Ordinary income	$111,951	$6,243,524
Long-term capital gains	—	1,137,675
Return of capital	734,664	—

At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$231,476,670
Unrealized appreciation	656,648
Unrealized depreciation	(17,687,559)

Net unrealized depreciation	$(17,030,911)

Capital loss carryforward	$(2,012,291)
Qualified late-year losses[1]	$3,061,975

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2016.

As of December 31, 2015, the Series had net short-term capital loss carryforwards of $843,287 and net long-term capital loss carryforwards of $1,169,004, which may be carried forward indefinitely.

27

Global Fixed Income Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Global Fixed Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Fixed Income Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

28

Global Fixed Income Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

The Series has elected to pass through to its shareholders the foreign taxes paid for the year ended December 31, 2015. The Series had $4,887,991 in foreign source income and paid foreign taxes of $55,984.

For federal income tax purposes, the Series reports for the current fiscal year $2,782 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

29

Global Fixed Income Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

30

Global Fixed Income Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

31

Global Fixed Income Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

32

Global Fixed Income Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit)(2007-present)
Amherst Early Music, Inc. (non-profit)(2009-present)
Gotham Early Music Scene, Inc. (non-profit)(2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(1972-present)
Culinary Institute of America (non-profit college)(1985-present)
George Eastman House (museum)(1988-present)
National Restaurant Association (restaurant trade organization)(1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university)(2005-present)
Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

33

Global Fixed Income Series

Directors’ and Officers’ Information (unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office1 & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000;
Holds one or more of the following titles for various affiliates; Director or
Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

34

Global Fixed Income Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

35

Global Fixed Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNGFI-12/15-AR

Dynamic Opportunities Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks were largely flat for the year, whereas global equity markets moderately declined. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Dynamic Opportunities Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term growth.

Performance Commentary

The Russell Midcap® Growth Index (Russell Midcap Growth) experienced a return of -0.20% during 2015. The Dynamic Opportunities Series experienced negative absolute returns as well, returning -3.13% and underperforming the benchmark on a relative basis.

The Series’ underperformance relative to the Russell Midcap Growth during the year was driven by stock selection. In contrast, the aggregate impact of sector positioning contributed positively to relative returns. Regarding major detractors from relative performance, stock selection in Industrials, Information Technology, and Financials challenged relative returns.

Offsetting a portion of the relative performance weakness were positive contributions to relative returns from stock selection in Health Care and Consumer Staples. The Series’ underweight to Industrials relative to the benchmark also aided relative returns.

Regarding current portfolio positioning, the Series’ investments are concentrated in fundamentally strong businesses that are not heavily reliant upon macroeconomic growth to drive sales and earnings. More specifically, we see value in businesses that we believe have control of their destiny and are taking share in large established markets or are creating new markets on their own. The goal is to identify companies trading at attractive valuations relative to their growth potential.

During 2016 we believe investors should expect further gyrations in equity markets due to catalysts such as geopolitical risks, the diverging monetary policies of major central banks, commodity price pressures, and the potential for global growth to deviate from expectations. With the Federal Reserve having raised the federal funds rate, we think they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. Broadly speaking, valuations in the developed world remain neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to view volatility as a buying opportunity given that our indicators do not suggest capital risk is a significant near-term concern. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 45 years as an active investment manager.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Dynamic Opportunities Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2015.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, foreign investment risk, and the risk that the investment approach may not be successful. Stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies. In addition, they may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets.

2

Dynamic Opportunities Series

Performance Update as of December 31, 2015

(unaudited)

	AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Dynamic Opportunities Series - Class S3	-3.13%	-0.63%
Manning & Napier Fund, Inc. - Dynamic Opportunities Series - Class I3	-2.92%	-0.43%
Russell Midcap Growth Index[4]	-0.20%	5.68%
Russell 2500 Growth Index[5]	-0.19%	3.37%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Dynamic Opportunities Series Class S from its inception2 (December 31, 2013) to present (December 31, 2015) to the Russell Mid Cap Growth Index and the Russell 2500 Growth Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Indices are calculated from December 31, 2013, the Series inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 1.07% for Class S and 0.87% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S and 0.87% for Class I for the year ended December 31, 2015.

4The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The Index is denominated in U.S. dollars. Index returns provided by Bloomberg.

5The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The Index is denominated in U.S. dollars. Index returns provided by Bloomberg.

3

Dynamic Opportunities Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$900.30	$5.22	1.09%
Hypothetical
(5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Class I
Actual	$1,000.00	$901.60	$4.27	0.89%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.72	$4.53	0.89%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data.

4

Dynamic Opportunities Series

Portfolio Composition as of December 31, 2015

(unaudited)

5

Dynamic Opportunities Series

Investment Portfolio - December 31, 2015

DYNAMIC OPPORTUNITIES SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 98.6%

Consumer Discretionary - 38.6%
Diversified Consumer Services - 3.6%
Houghton Mifflin Harcourt Co.*	443,310	$9,655,292

Hotels, Restaurants & Leisure - 3.1%
Dunkin’ Brands Group, Inc.	196,000	8,347,640

Internet & Catalog Retail - 3.1%
TripAdvisor, Inc.*	98,540	8,400,535

Media - 9.4%
AMC Networks, Inc. - Class A*	138,250	10,324,510
Discovery Communications, Inc. - Class A*	559,500	14,927,460

		25,251,970

Specialty Retail - 8.0%
Advance Auto Parts, Inc.	108,460	16,324,315
Dick’s Sporting Goods, Inc.	148,870	5,262,555

		21,586,870

Textiles, Apparel & Luxury Goods - 11.4%
Carter’s, Inc.	60,330	5,371,180
Gildan Activewear, Inc. (Canada)	279,920	7,955,326
lululemon athletica, Inc.*	328,350	17,228,524

		30,555,030

Total Consumer Discretionary		103,797,337

Consumer Staples - 5.0%
Food & Staples Retailing - 5.0%
Sprouts Farmers Market, Inc.*	506,480	13,467,303

Financials - 9.8%
Capital Markets - 2.0%
Financial Engines, Inc.	158,320	5,330,634

Consumer Finance - 4.4%
SLM Corp.*	1,831,540	11,941,641

Diversified Financial Services - 3.4%
Morningstar, Inc.	112,290	9,029,239

Total Financials		26,301,514

Health Care - 15.5%
Biotechnology - 6.4%
Cepheid, Inc.*	236,940	8,655,418
Seattle Genetics, Inc.*	192,410	8,635,361

		17,290,779

Health Care Equipment & Supplies - 2.2%
LDR Holding Corp.*	233,660	5,867,203

The accompanying notes are an integral part of the financial statements.

6

Dynamic Opportunities Series

Investment Portfolio - December 31, 2015

DYNAMIC OPPORTUNITIES SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Health Care (continued)
Health Care Providers & Services - 6.9%
Acadia Healthcare Co., Inc.*	86,780	$5,420,279
DaVita HealthCare Partners, Inc.*	189,830	13,233,049

		18,653,328

Total Health Care		41,811,310

Industrials - 9.9%
Commercial Services & Supplies - 4.0%
Stericycle, Inc.*	90,120	10,868,472

Road & Rail - 5.9%
Genesee & Wyoming, Inc. - Class A*	189,050	10,150,095
Kansas City Southern	77,240	5,767,511

		15,917,606

Total Industrials		26,786,078

Information Technology - 19.8%
Communications Equipment - 1.8%
Ixia*	397,120	4,936,202

Electronic Equipment, Instruments & Components - 5.8%
FLIR Systems, Inc.	151,490	4,252,324
Trimble Navigation Ltd.*	527,660	11,318,307

		15,570,631

Internet Software & Services - 9.7%
Envestnet, Inc.*	297,920	8,892,912
Match Group, Inc.*	394,140	5,340,597
MercadoLibre, Inc. (Argentina)	69,610	7,959,207
Q2 Holdings, Inc.*	148,630	3,919,373

		26,112,089

IT Services - 2.5%
EVERTEC, Inc.	394,210	6,599,075

Total Information Technology		53,217,997

TOTAL COMMON STOCKS
(Identified Cost $287,701,991)		265,381,539

The accompanying notes are an integral part of the financial statements.

7

Dynamic Opportunities Series

Investment Portfolio - December 31, 2015

		VALUE
DYNAMIC OPPORTUNITIES SERIES	SHARES	(NOTE 2)

SHORT-TERM INVESTMENT - 2.5%
Dreyfus Cash Management, Inc. - Institutional Shares[1], 0.23%
(Identified Cost $6,721,642)	6,721,642	$6,721,642

TOTAL INVESTMENTS - 101.1%
(Identified Cost $294,423,633)		272,103,181
LIABILITIES, LESS OTHER ASSETS - (1.1%)		(2,870,723)

NET ASSETS - 100%		$269,232,458

ADR - American Depositary Receipt

*Non-income producing security.

1Rate shown is the current yield as of December 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

8

Dynamic Opportunities Series

Statement of Assets & Liabilities

December 31, 2015

ASSETS:

Investments, at value (identified cost $294,423,633) (Note 2)	$272,103,181
Dividends receivable	50,242
Receivable for fund shares sold	167,757
Foreign tax reclaims receivable	3,132
Prepaid expenses	1,955

TOTAL ASSETS	272,326,267

LIABILITIES:

Due to Custodian	367
Accrued management fees (Note 3)	184,848
Accrued shareholder services fees (Class S) (Note 3)	37,208
Accrued fund accounting and administration fees (Note 3)	11,575
Accrued transfer agent fees (Note 3)	5,740
Accrued Chief Compliance Officer service fees (Note 3)	429
Payable for securities purchased	2,614,294
Payable for fund shares repurchased	221,911
Other payables and accrued expenses	17,437

TOTAL LIABILITIES	3,093,809

TOTAL NET ASSETS	$269,232,458

NET ASSETS CONSIST OF:

Capital stock	$301,189
Additional paid-in-capital	290,676,413
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	575,308
Net unrealized depreciation on investments	(22,320,452)

TOTAL NET ASSETS	$269,232,458

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($218,126,311/ 24,421,510 shares)	$8.93

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($51,106,147/ 5,697,366 shares)	$8.97

The accompanying notes are an integral part of the financial statements.

9

Dynamic Opportunities Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:
Dividends (net of foreign taxes withheld, $22,941)	$930,132

EXPENSES:

Management fees (Note 3)	2,446,671
Shareholder services fees (Class S)(Note 3)	492,146
Fund accounting and administration fees (Note 3)	65,553
Transfer agent fees (Note 3)	16,071
Directors’ fees (Note 3)	11,644
Chief Compliance Officer service fees (Note 3)	2,541
Custodian fees	15,232
Miscellaneous	111,775

Total Expenses	3,161,633

NET INVESTMENT LOSS	(2,231,501)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	27,252,718
Foreign currency and translation of other assets and liabilities	(1,272)

27,251,446

Net change in unrealized appreciation (depreciation) on-
Investments	(32,566,505)
Foreign currency and translation of other assets and liabilities	229

(32,566,276)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(5,314,830)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,546,331)

The accompanying notes are an integral part of the financial statements.

10

Dynamic Opportunities Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14*
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment loss	$(2,231,501)	$(1,700,667)
Net realized gain on investments and foreign currency	27,251,446	4,176,461
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(32,566,276)	10,245,824

Net increase (decrease) from operations	(7,546,331)	12,721,618

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net realized gain on investments (Class S)	(14,655,376)	(7,357,799)
From net realized gain on investments (Class I)	(3,395,394)	(1,602,675)

Total distributions to shareholders	(18,050,770)	(8,960,474)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(10,391,541)	300,959,956

Net increase (decrease) in net assets	(35,988,642)	304,721,100

NET ASSETS:

Beginning of year	305,221,100	500,000

End of year (including undistributed net investment income of $0 and $0, respectively)	$269,232,458	$305,221,100

* Commencement of operations was December 31, 2013.

The accompanying notes are an integral part of the financial statements.

11

Dynamic Opportunities Series

Financial Highlights - Class S

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14*
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.88	$10.00

Income (loss) from investment operations:
Net investment loss[1]	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.23)	0.25

Total from investment operations	(0.31)	0.18

Less distributions to shareholders:
From net realized gain on investments	(0.64)	(0.30)

Net asset value - End of year	$8.93	$9.88

Net assets - End of year (000’s omitted)	$218,126	$250,573

Total return[2]	(3.13%)	1.93%
Ratios (to average net assets)/Supplemental Data:
Expenses	1.07%	1.07%
Net investment loss	(0.77%)	(0.71%)
Portfolio turnover	85%	68%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

12

Dynamic Opportunities Series

Financial Highlights - Class I

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14*
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$9.90	$10.00

Income (loss) from investment operations:
Net investment loss[1]	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.23)	0.25

Total from investment operations	(0.29)	0.20

Less distributions to shareholders:
From net realized gain on investments	(0.64)	(0.30)

Net asset value - End of year	$8.97	$9.90

Net assets - End of year (000’s omitted)	$51,106	$54,648

Total return[2]	(2.92%)	2.13%
Ratios (to average net assets)/Supplemental Data:
Expenses	0.87%	0.88%
Net investment loss	(0.56%)	(0.51%)
Portfolio turnover	85%	68%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the years.

2Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions.

The accompanying notes are an integral part of the financial statements.

13

Dynamic Opportunities Series

Notes to Financial Statements

1.	Organization

Dynamic Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term growth.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 100 million have been designated as Dynamic Opportunities Series Class S common stock, and 100 million have been designated as Dynamic Opportunities Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

14

Dynamic Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$103,797,337	$103,797,337	$—	$—
Consumer Staples	13,467,303	13,467,303	—	—
Financials	26,301,514	26,301,514	—	—
Health Care	41,811,310	41,811,310	—	—
Industrials	26,786,078	26,786,078	—	—
Information Technology	53,217,997	53,217,997	—	—
Mutual fund	6,721,642	6,721,642	—	—

Total assets	$272,103,181	$272,103,181	$—	$—

There were no Level 2 or Level 3 securities held by the Series as of December 31, 2014 or December 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year

15

Dynamic Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2013, and the years ended December 31, 2014 and December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.80% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses

16

Dynamic Opportunities Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.90% of average daily net assets. The Advisor did not waive any fees for the year ended December 31, 2015. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $250,741,371 and $281,000,523, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Dynamic Opportunities Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14*
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	1,599,516	$16,219,917	27,589,735	$269,742,077
Reinvested	1,627,207	14,464,330	768,470	7,262,041
Repurchased	(4,177,567)	(42,807,621)	(3,010,851)	(29,848,786)

Total	(950,844)	$(12,123,374)	25,347,354	$247,155,332

17

Dynamic Opportunities Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions (continued)

CLASS I:	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14*
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	951,442	$9,885,996	5,588,004	$54,821,921
Reinvested	372,929	3,330,260	166,010	1,572,115
Repurchased	(1,149,548)	(11,484,423)	(256,471)	(2,589,412)

Total	174,823	$1,731,833	5,497,543	$53,804,624

* Commencement of operations was December 31, 2013.

Over 90% of the shares outstanding are held by fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2015.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, net operating losses, qualified late-year losses and losses deferred due to wash sales. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2015, $2,231,501 was reclassified within the capital accounts from Accumulated Net Realized Gain on Investments to Undistributed Net Investment Income. Any such reclassifications are not reflected in the financial highlights.

18

Dynamic Opportunities Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
Ordinary income	$3,115,117	$8,960,474
Long-term capital gains	$14,935,653	—

At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$294,579,229
Unrealized appreciation	12,326,574
Unrealized depreciation	(34,802,622)

Net unrealized depreciation	$(22,476,048)

Undistributed ordinary income	$1,484,855
Qualified late-year losses[1]	$753,951

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2016.

19

Dynamic Opportunities Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Dynamic Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dynamic Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

20

Dynamic Opportunities Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $1,168,297 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $15,682,436 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2015.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 17.76%, or if different, the maximum allowable under tax law.

21

Dynamic Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

22

Dynamic Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

23

Dynamic Opportunities Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:

Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management

Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments);
Chairman (2007-2009) Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

24

Dynamic Opportunities Series

Directors’ and Officers’ Information (unaudited)
Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit) (2009-present)
Gotham Early Music Scene, Inc. (non-profit) (2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978-present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)

Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

25

Dynamic Opportunities Series

Directors’ and Officers’ Information (unaudited)
Officers (continued)
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary -
Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

26

Dynamic Opportunities Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

27

Dynamic Opportunities Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNDYN-12/15-AR

Equity Income Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks were largely flat for the year, whereas global equity markets moderately declined. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

1

Equity Income Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide current income and income growth, with a secondary objective of providing long-term capital appreciation.

Performance Commentary

The Russell 1000® Value Index experienced a return of -3.83% during 2015. The Equity Income Series held up better than its benchmark, but experienced negative absolute returns as well, returning -3.20%.

The Series’ outperformance relative to the Russell 1000® Value Index during the year was driven by stock selection. Conversely, sector positioning challenged relative returns. Regarding major contributors to relative performance, stock selection in Materials, Consumer Staples, and Information Technology aided relative returns. The Series’ underweight to Energy as compared to the benchmark also aided relative performance, as Energy was the weakest performing sector within the benchmark during the year amid significant declines in global oil prices.

Offsetting a portion of the relative performance tailwind experienced by the Series during 2015 was stock selection in Industrials and Consumer Discretionary, which detracted from relative returns. The Series’ underweight to Health Care as compared to the benchmark also challenged relative returns, as Health Care was the strongest performing sector within the benchmark during the year.

During 2016 we believe investors should expect further gyrations in equity markets due to catalysts such as geopolitical risks, the diverging monetary policies of major central banks, commodity price pressures, and the potential for global growth to deviate from expectations. With the Federal Reserve having raised the federal funds rate, we think they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. Broadly speaking, valuations in the developed world remain neutral at best, whereas valuations in select emerging markets are relatively more attractive. Shareholders should expect us to view volatility as a buying opportunity given that our indicators do not suggest capital risk is a significant near-term concern. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued areas of the market, something Manning & Napier has done for over 45 years as an active investment manager.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Equity Income Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2015.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, foreign investment risk, and the risk that the investment approach may not be successful. Additionally, like all derivatives, investments in options can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies. In addition, they may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. The Equity Income Series invests primarily in income-producing equity securities. There is no assurance or guarantee that companies which issue dividends will declare, continue to pay, or increase dividends. Additionally, the Series may invest a portion of its assets in real estate investment trusts (REITs). Investments in real estate, including REITs, are subject to risks associated with the direct ownership of real estate: interest rate risk, liquidity risk, and changes in property value, among others. The Equity Income Series may also invest a portion of its assets in business development companies (BDCs) or master limited partnerships (MLPs). BDCs are subject to additional risks, as they generally invest in less mature private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. MLPs are subject to additional risks, including risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries or other natural resources. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additionally, the potential tax benefits from investing in MLPs depend on their continued treatment as partnerships for federal income tax purposes.

2

Equity Income Series

Performance Update as of December 31, 2015

(unaudited)

	AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Equity Income Series - Class S3	-3.20%	3.95%
Manning & Napier Fund, Inc. - Equity Income Series - Class I3	-3.00%	4.13%
Russell 1000® Value Index[4,5]	-3.83%	4.46%
Standard & Poor’s (S&P) 500 Total Return Index[6]	1.38%	7.35%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Equity Income Series - Class S from its inception2 (December 31, 2013) to present (December 31, 2015) to the Russell 1000® Value Index and the S&P 500 Total Return Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Index are calculated from December 31, 2013, the Class S inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 0.95% for Class S and 0.75% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.07% for Class S and 0.86% for Class I for the year ended December 31, 2015.

4The Series’ benchmark has been changed from the S&P 500 Index to the Russell 1000® Value Index because the Russell 1000® Value Index better represents the Series’ investment strategy and the type of securities in which it may invest.

5The Russell 1000® Value Index is an unmanaged, market capitalization-weighted index consisting of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The Index returns are based on a market capitalization-weighted average of relative price changes of the component stocks plus dividends whose reinvestments are compounded daily. The Index returns do not reflect any fees or expenses. Index returns provided by Bloomberg.

6The S&P 500 Total Return Index is an unmanaged, capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and the Over-the-Counter market. The Index returns assume daily reinvestment of dividends and do not reflect any fees or expenses. Index returns provided by Bloomberg.

3

Equity Income Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemptions fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$976.20	$4.73	0.95%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%
Class I
Actual	$1,000.00	$977.30	$3.74	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

*Expenses are equal to the Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Equity Income Series

Portfolio Composition as of December 31, 2015

(unaudited)

5

Equity Income Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 97.6%

Consumer Discretionary - 6.9%
Hotels, Restaurants & Leisure - 0.9%
SeaWorld Entertainment, Inc.	34,730	$683,834

Multiline Retail - 1.5%
Dollar General Corp.	15,510	1,114,704

Specialty Retail - 4.5%
DSW, Inc. - Class A	55,200	1,317,072
Staples, Inc.	156,150	1,478,741
Williams-Sonoma, Inc.	11,530	673,467

		3,469,280

Total Consumer Discretionary		5,267,818

Consumer Staples - 6.8%
Beverages - 4.0%
The Coca-Cola Co.	19,880	854,045
Diageo plc (United Kingdom)[1]	50,190	1,370,585
PepsiCo, Inc.[2]	8,360	835,331

		3,059,961

Household Products - 1.1%
The Procter & Gamble Co.	11,100	881,451

Tobacco - 1.7%
Philip Morris International, Inc.[2]	14,480	1,272,937

Total Consumer Staples		5,214,349

Energy - 8.6%
Oil, Gas & Consumable Fuels - 8.6%
BP plc - ADR (United Kingdom)[2]	23,250	726,795
Chevron Corp.[2]	16,860	1,516,726
Exxon Mobil Corp.[2]	30,850	2,404,758
Occidental Petroleum Corp.	16,950	1,145,989
Total S.A. (France)[1]	18,050	809,211

Total Energy		6,603,479

Financials - 24.9%
Banks - 8.4%
Citigroup, Inc.[2]	35,820	1,853,685
JPMorgan Chase & Co.	22,580	1,490,957
KeyCorp.[2]	30,700	404,933
The PNC Financial Services Group, Inc.	4,570	435,567
U.S. Bancorp	18,640	795,369
Wells Fargo & Co.	26,380	1,434,017

		6,414,528

Capital Markets - 2.3%
American Capital Ltd.*	20,980	289,314

The accompanying notes are an integral part of the financial statements.

6

Equity Income Series

Investment Portfolio - December 31, 2015

		VALUE
	SHARES	(NOTE 2)

COMMON STOCKS (continued)

Financials (continued)
Capital Markets (continued)
Apollo Investment Corp.	40,390	$210,836
Ares Capital Corp.	17,580	250,515
Fifth Street Finance Corp.	43,240	275,871
Medley Capital Corp.	31,730	238,610
PennantPark Investment Corp.	31,590	195,226
Prospect Capital Corp.	39,135	273,162

		1,733,534

Insurance - 2.6%
Admiral Group plc (United Kingdom)[1]	30,880	754,576
Principal Financial Group, Inc.	27,730	1,247,295

		2,001,871

Real Estate Investment Trusts (REITS) - 11.6%
American Capital Agency Corp.	18,350	318,189
Annaly Capital Management, Inc.	36,610	343,402
CatchMark Timber Trust, Inc. - Class A	75,720	856,393
Community Healthcare Trust, Inc.	19,550	360,307
Crown Castle International Corp.	13,270	1,147,191
DDR Corp.	21,620	364,081
Healthcare Trust of America, Inc. - Class A	16,340	440,690
Lamar Advertising Co. - Class A	12,360	741,353
Outfront Media, Inc.	55,634	1,214,490
Paramount Group, Inc.	19,730	357,113
Retail Opportunity Investments Corp.	22,970	411,163
Weyerhaeuser Co.	76,640	2,297,667

		8,852,039

Total Financials		19,001,972

Health Care - 7.4%
Pharmaceuticals - 7.4%
Eli Lilly & Co.[2]	10,200	859,452
Johnson & Johnson	18,120	1,861,286
Merck & Co., Inc.	19,300	1,019,426
Roche Holding AG (Switzerland)[1]	3,760	1,041,928
Sanofi (France)[1]	10,580	901,651

Total Health Care		5,683,743

Industrials - 16.9%
Aerospace & Defense - 1.6%
Honeywell International, Inc.	11,560	1,197,269

Air Freight & Logistics - 1.3%
United Parcel Service, Inc. - Class B	10,290	990,207

The accompanying notes are an integral part of the financial statements.

7

Equity Income Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Industrials (continued)
Commercial Services & Supplies - 3.4%
Pitney Bowes, Inc.	45,850	$946,802
Waste Management, Inc.	30,390	1,621,914

		2,568,716

Electrical Equipment - 1.1%
Rockwell Automation, Inc.	7,920	812,671

Industrial Conglomerates - 4.2%
3M Co.	7,090	1,068,038
General Electric Co.	69,060	2,151,219

		3,219,257

Machinery - 1.7%
Flowserve Corp.	17,920	754,074
Pentair plc (United Kingdom)	10,600	525,018

		1,279,092

Professional Services - 1.5%
Nielsen Holdings plc	25,600	1,192,960

Road & Rail - 2.1%
Kansas City Southern[2]	14,720	1,099,142
Union Pacific Corp.[2]	6,830	534,106

		1,633,248

Total Industrials		12,893,420

Information Technology - 13.5%
Communications Equipment - 4.1%
Cisco Systems, Inc.	23,250	631,354
Juniper Networks, Inc.	40,250	1,110,900
Qualcomm, Inc.	27,020	1,350,595

		3,092,849

IT Services - 3.1%
Broadridge Financial Solutions, Inc.	19,040	1,023,019
Xerox Corp.[2]	128,260	1,363,404

		2,386,423

Software - 2.3%
Microsoft Corp.	32,160	1,784,237

Technology Hardware, Storage & Peripherals - 4.0%
Apple, Inc.[2]	14,600	1,536,796
EMC Corp.	58,000	1,489,440

		3,026,236

Total Information Technology		10,289,745

The accompanying notes are an integral part of the financial statements.

8

Equity Income Series

Investment Portfolio - December 31, 2015

	SHARES	VALUE (NOTE 2)

COMMON STOCKS (continued)

Materials - 10.6%
Chemicals - 5.4%
Ashland, Inc.	14,570	$1,496,339
The Dow Chemical Co.[2]	35,260	1,815,185
E.I. du Pont de Nemours & Co.	11,770	783,882

		4,095,406

Containers & Packaging - 5.2%
Avery Dennison Corp.	12,120	759,439
Bemis Co., Inc.[2]	16,090	719,062
Graphic Packaging Holding Co.	48,140	617,636
Packaging Corp. of America	16,010	1,009,430
Sonoco Products Co.	21,930	896,279

		4,001,846

Total Materials		8,097,252

Utilities - 2.0%
Electric Utilities - 1.2%
Eversource Energy	11,050	564,324
Exelon Corp.[2]	11,800	327,686

		892,010

Multi-Utilities - 0.8%
CMS Energy Corp.[2]	16,780	605,422

Total Utilities		1,497,432

TOTAL COMMON STOCKS
(Identified Cost $76,567,632)		74,549,210

MUTUAL FUNDS - 2.2%
Adams Natural Resources Fund, Inc.	20,950	371,653
Gabelli Dividend & Income Trust	21,140	390,244
Tri-Continental Corp.	45,920	919,318

TOTAL MUTUAL FUNDS
(Identified Cost $1,716,202)		1,681,215

The accompanying notes are an integral part of the financial statements.

9

Equity Income Series

Investment Portfolio - December 31, 2015

	SHARES/	VALUE
	CONTRACTS	(NOTE 2)

SHORT-TERM INVESTMENT - 1.8%
Dreyfus Cash Management, Inc. - Institutional Shares[3], 0.23%
(Identified Cost $1,346,605)	1,346,605	$1,346,605

TOTAL INVESTMENTS - 101.6%
(Identified Cost $79,630,439)		77,577,030

LIABILITIES, LESS OTHER ASSETS - (1.6%)		(1,230,219)

NET ASSETS - 100%		$76,346,811

CALL OPTIONS WRITTEN - 0.0%#
Apple, Inc., Strike Price $118.00, Expiring January 15, 2016	50	$(300)
BP plc - ADR (United Kingdom), Strike Price $36.00, Expiring January 15, 2016	80	(80)
EMC Corp., Strike Price $28.00, Expiring January 15, 2016	200	(400)
Eversource Energy, Strike Price $55.00, Expiring January 15, 2016	40	(200)
Exelon Corp., Strike Price $28.00, Expiring January 15, 2016	40	(1,560)
Honeywell International, Inc., Strike Price $110.00, Expiring January 15, 2016	40	(240)
Nielsen Holdings plc, Strike Price $50.00, Expiring January 15, 2016	90	(450)
Packaging Corp. of America, Strike Price $70.00, Expiring January 15, 2016	55	(275)
Pentair plc (United Kingdom), Strike Price $60.00, Expiring January 15, 2016	35	(175)
Principal Financial Group, Inc., Strike Price $50.00, Expiring January 15, 2016	90	(900)
Qualcomm, Inc., Strike Price $55.00, Expiring January 15, 2016	90	(540)
Rockwell Automation, Inc., Strike Price $115.00, Expiring January 15, 2016	30	(330)
Staples, Inc., Strike Price $16.00, Expiring January 15, 2016	390	(780)
United Parcel Service, Inc. - Class B, Strike Price $105.00, Expiring January 15, 2016	35	(70)
Williams-Sonoma, Inc., Strike Price $67.50, Expiring January 15, 2016	40	(1,000)

TOTAL CALL OPTIONS WRITTEN
(Premiums Received $17,383)		$(7,300)

ADR - American Depositary Receipt

ETF - Exchange-Traded Fund

*Non-income producing security.

#Less than 0.1%.

1A factor from a third party vendor was applied to determine the security’s fair value following the close of local trading.

2A portion of this security is deposited with the broker as collateral for options contracts written. As of December 31, 2015, the total value of such securities was $6,220,120.

3Rate shown is the current yield as of December 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

10

Equity Income Series

Statement of Assets & Liabilities

December 31, 2015

ASSETS:

Investments, at value (identified cost $79,630,439) (Note 2)	$77,577,030
Dividends receivable	193,466
Foreign tax reclaims receivable	6,756
Receivable for fund shares sold	20

TOTAL ASSETS	77,777,272

LIABILITIES:

Accrued management fees (Note 3)	49,007
Accrued fund accounting and administration fees (Note 3)	15,612
Accrued shareholder services fees (Class S) (Note 3)	4,225
Accrued transfer agent fees (Note 3)	683
Accrued Chief Compliance Officer service fees (Note 3)	429
Options written, at value (premiums received $17,383) (Note 2)	7,300
Payable for fund shares repurchased	1,334,669
Other payables and accrued expenses	18,536

TOTAL LIABILITIES	1,430,461

TOTAL NET ASSETS	$76,346,811

NET ASSETS CONSIST OF:

Capital stock	$75,340
Additional paid-in-capital	77,506,451
Undistributed net investment income	1,058
Accumulated net realized gain on investments, foreign currency and translation of other assets and liabilities	807,545
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(2,043,583)

TOTAL NET ASSETS	$76,346,811

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($24,584,142/2,426,155 shares)	$10.13

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($51,762,669/5,107,865 shares)	$10.13

The accompanying notes are an integral part of the financial statements.

11

Equity Income Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $12,951)	$2,069,712

EXPENSES:

Management fees (Note 3)	464,087
Shareholder services fees (Class S)(Note 3)	49,861
Fund accounting and administration fees (Note 3)	47,626
Transfer agent fees (Note 3)	1,651
Chief Compliance Officer service fees (Note 3)	2,541
Directors’ fees (Note 3)	2,673
Custodian fees	4,413
Miscellaneous	93,849

Total Expenses	666,701
Less reduction of expenses (Note 3)	(81,356)

Net Expenses	585,345

NET INVESTMENT INCOME	1,484,367

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	1,670,670
Options written	144,347
Foreign currency and translation of other assets and liabilities	(1,251)

1,813,766

Net change in unrealized appreciation (depreciation) on-
Investments	(5,030,097)
Options written	7,233
Foreign currency and translation of other assets and liabilities	249

(5,022,615)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(3,208,849)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,724,482)

The accompanying notes are an integral part of the financial statements.

12

Equity Income Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14*
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment income	$1,484,367	$1,131,262
Net realized gain on investments and foreign currency	1,813,766	644,732
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(5,022,615)	2,979,032

Net increase (decrease) from operations	(1,724,482)	4,755,026

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):
From net investment income (Class S)	(514,963)	(386,141)
From net investment income (Class I)	(1,184,529)	(844,207)
From net realized gain on investments (Class S)	(205,407)	(228,447)
From net realized gain on investments (Class I)	(432,451)	(469,233)

Total distributions to shareholders	(2,337,350)	(1,928,028)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	17,724,722	59,356,923

Net increase in net assets	13,662,890	62,183,921

NET ASSETS:

Beginning of year	62,683,921	500,000

End of year (including undistributed net investment income of $1,058 and $0, respectively)	$76,346,811	$62,683,921

* Commencement of operations was December 31, 2013.

The accompanying notes are an integral part of the financial statements.

13

Equity Income Series

Financial Highlights - Class S*

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14*
Per share data (for a share outstanding throughout the year):
Net asset value - Beginning of year	$10.78	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.20	0.29 [2]
Net realized and unrealized gain (loss) on investments	(0.54)	0.86

Total from investment operations	(0.34)	1.15

Less distributions to shareholders:
From net investment income	(0.22)	(0.23)
From net realized gain on investments	(0.09)	(0.14)

Total distributions to shareholders	(0.31)	(0.37)

Net asset value - End of year	$10.13	$10.78

Net assets - End of year (000’s omitted)	$24,584	$24,178

Total return[3]	(3.20%)	11.63%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.95%	0.95%
Net investment income	1.92%	2.68%[2]
Portfolio turnover	58%	55%

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:
	0.12%	0.33%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the year.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.22 and the net investment income ratio would have been 2.07%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

14

Equity Income Series

Financial Highlights - Class I*

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14*
Per share data (for a share outstanding throughout the year):
Net asset value - Beginning of year	$10.78	$10.00

Income (loss) from investment operations:
Net investment income[1]	0.23	0.30 [2]
Net realized and unrealized gain (loss) on investments	(0.55)	0.87

Total from investment operations	(0.32)	1.17

Less distributions to shareholders:
From net investment income	(0.24)	(0.25)
From net realized gain on investments	(0.09)	(0.14)

Total distributions to shareholders	(0.33)	(0.39)

Net asset value - End of year	$10.13	$10.78

Net assets - End of year (000’s omitted)	$51,763	$38,506

Total return[3]	(3.00%)	11.79%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%	0.75%
Net investment income	2.16%	2.82%[2]
Portfolio turnover	58%	55%

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Class, the expense ratio (to average net assets) would have increased by the following amount:
	0.11%	0.30%

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by two of the Series’ holdings. Had the Series not received the special dividends, the net investment income per share would have been $0.24 and the net investment income ratio would have been 2.19%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

15

Equity Income Series

Notes to Financial Statements

1.	Organization

Equity Income Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ primary investment objectives are to provide current income and income growth, and it has a secondary goal of providing long-term capital appreciation.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 100 million have been designated as Equity Income Series Class S common stock, and 100 million have been designated as Equity Income Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of

16

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$5,267,818	$5,267,818	$—	$—
Consumer Staples	5,214,349	3,843,764	1,370,585	—
Energy	6,603,479	5,794,268	809,211	—
Financials	19,001,972	18,247,396	754,576	—
Health Care	5,683,743	3,740,164	1,943,579	—
Industrials	12,893,420	12,893,420	—	—
Information Technology	10,289,745	10,289,745	—	—
Materials	8,097,252	8,097,252	—	—
Utilities	1,497,432	1,497,432	—	—
Mutual funds	3,027,820	3,027,820	—	—

Total assets	77,577,030	72,699,079	4,877,951	—

Liabilities:
Other financial instruments*
Equity contracts	(7,300)	(7,300)	—	—

Total liabilities	(7,300)	(7,300)	—	—

Total	$77,569,730	$72,691,779	$4,877,951	$—

Please see the Investment Portfolio for foreign securities where a factor from a third party vendor was applied to determine the securities’ fair value following the close of local trading. Such securities are included in Level 2 in the table above.

There were no Level 3 securities held by the Series as of December 31, 2014 or December 31, 2015.

*Other financial instruments are exchange traded options (Level 1).

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the

17

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Transactions, Investment Income and Expenses (continued)

ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Option Contracts

The Series may write (sell) or buy call or put options on securities and other financial instruments. When the Series writes a call, the Series gives the purchaser the right to buy the underlying security from the Series at the price specified in the option contract (the “exercise price”) at any time during the option period. When the Series writes a put option, the Series gives the purchaser the right to sell to the Series the underlying security at the exercise price at any time during the option period. The Series will only write options on a “covered basis.” This means that the Series will own the underlying security when the Series writes a call or the Series will put aside cash, U.S. Government securities, or other liquid assets in an amount not less than the exercise price at all times the put option is outstanding.

When the Series writes an option, an amount equal to the premium received is reflected as a liability and is subsequently marked-to-market to reflect the current market value of the option. The Series, as a writer of an option, has no control over whether the underlying security or financial instrument may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. There is a risk that the Series may not be able to enter into a closing transaction because of an illiquid market.

The Series may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Series for the purchase of an option is reflected as an investment and subsequently marked-to-market to reflect the current market value of the option. The risk associated with purchasing options is limited to the premium paid.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premium received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

The measurement of the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. The counterparty for the Series’ written options contracts outstanding during the year ended December 31, 2015 is Pershing LLC, a BNY Mellon Company.

18

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

The following table presents the present value of derivatives held during the year ended December 31, 2015 as reflected on the Statement of Assets and Liabilities, and the effect of the derivative instruments on the Statement of Operations:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Equity contracts	Options written, at value	$7,300

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on options written	$144,347
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Equity contracts	Net change in unrealized appreciation (depreciation) on options written	$7,233

The average month-end balances for the year ended December 31, 2015 of outstanding derivative financial instruments were as follows:

Options:
Average number of option contracts written	773
Average notional value of option contracts written	$3,642,844

Written Option Rollforward

Transactions in options written for the year ended December 31, 2015, were as follows:

	CALLS
	CONTRACTS	PREMIUMS RECEIVED
Outstanding options, beginning of year	240	$19,140
Options written	6,758	266,774
Options exercised	(966)	(63,053)
Options expired	(2,365)	(83,964)
Options closed	(2,362)	(121,514)

Outstanding options, end of year	1,305	$17,383

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At

19

Equity Income Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Federal Taxes (continued)

December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2013 and the years ended December 31, 2014 and December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.65% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at

20

Equity Income Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

an annual rate of 0.20% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.75% of average daily net assets. Accordingly, the Advisor waived fees of $81,356 for the year ended December 31, 2015, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $60,020,359 and $40,275,685, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Equity Income Series were:

CLASS S	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	474,641	$4,989,203	3,008,903	$31,008,333
Reinvested	69,717	702,742	58,238	603,342
Repurchased	(361,815)	(3,823,197)	(848,529)	(8,732,959)

Total	182,543	$1,868,748	2,218,612	$22,878,716

CLASS I	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,457,926	$25,674,089	4,040,328	$41,909,297
Reinvested	126,652	1,277,899	100,751	1,043,774
Repurchased	(1,048,909)	(11,096,014)	(593,883)	(6,474,864)

Total	1,535,669	$15,855,974	3,547,196	$36,478,207

Approximately 90% of the shares outstanding are held by fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various

21

Equity Income Series

Notes to Financial Statements (continued)

6.	Financial Instruments (continued)

market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, qualified late-year losses, losses deferred due to wash sales, equalization and investments in options. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2015, $216,183 was reclassified to Undistributed Net Investment Income, $216,329 was reclassified from Accumulated Net Realized Gain on Investments and $146 was reclassified to Additional paid-in-capital. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid for the year ended December 31, 2015 were as follows:

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
Ordinary income	$1,753,009	$1,906,025
Long-term capital gains	584,341	22,003

At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$80,210,601
Unrealized appreciation	3,491,644
Unrealized depreciation	(6,125,215)

Net unrealized depreciation	$(2,633,571)

Undistributed ordinary income	$253,240
Undistributed long-term gains	$1,135,525

22

Equity Income Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Equity Income Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

23

Equity Income Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $1,754,419 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $1,765,011 as Long-Term Capital Gain dividends pursuant to Section 852(b) of the Internal Revenue Code for the fiscal year ended December 31, 2015.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 75.18%, or if different, the maximum allowable under tax law.

24

Equity Income Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

25

Equity Income Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

26

Equity Income Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

27

Equity Income Series

Directors’ and Officers’ Information
(unaudited)
Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit) (2009-present)
Gotham Early Music Scene, Inc. (non-profit) (2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)
Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization) (1978- present)
Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)
Officers

Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:

President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC

Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.

Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

28

Equity Income Series

Directors’ and Officers’ Information
(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

29

Equity Income Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

30

Equity Income Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNEIN-12/15-AR

Focused Opportunities Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global equity markets during the past year, largely driven by macroeconomic factors. Markets around the world experienced a correction in late August amidst a broad selloff triggered by renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. U.S. stocks were largely flat for the year, whereas global equity markets moderately declined. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

Sincerely,

Manning & Napier Advisors, LLC

1

Focused Opportunities Series

Fund Commentary

(unaudited)

Investment Objective

To provide long-term capital appreciation.

Performance Commentary

The Russell Midcap® Value Index (Russell Midcap Value) experienced a return of -4.78% during 2015. The Focused Opportunities Series experienced negative absolute returns as well, returning -21.27%, trailing its benchmark on a relative basis.

The Series’ underperformance relative to the Russell Midcap Value during the year was driven by stock selection. Conversely, sector positioning aided relative returns. Regarding major detractors from relative performance, stock selection in Industrials, Financials, Materials, and Consumer Discretionary challenged relative returns. The Series’ underweight to Financials relative to the benchmark also challenged relative performance.

Following the close of the Series’ fiscal year, the Fund’s Board of Directors voted to close the Series and liquidate all outstanding shares. The final liquidation took place on January 25, 2016 and the proceeds were distributed to the Series’ shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Focused Opportunities Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Please see the next page for additional performance information as of December 31, 2015.

All investments involve risks, including possible loss of principal. As with any stock fund, the value of your investment will fluctuate in response to stock market movements. Investing in the Series will also involve a number of other risks, including issuer-specific risk, small-cap/mid-cap risk, foreign investment risk, and the risk that the investment approach may not be successful. Stocks of small- and mid-cap companies may be subject to more abrupt or erratic market movements than the stocks of larger companies and may be less marketable than the stocks of larger companies. In addition, they may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets. Additionally, the Series may invest a portion of its assets in real estate investment trusts (REITs). Investments in real estate, including REITs, are subject to risks associated with the direct ownership of real estate: interest rate risk, liquidity risk, and changes in property value, among others.

2

Focused Opportunities Series

Performance Update as of December 31, 2015

(unaudited)

	AGGREGATE TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	TOTAL RETURN SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Focused Opportunities Series - Class S3	-21.27%	-7.42%
Manning & Napier Fund, Inc. - Focused Opportunities Series - Class I3	-21.17%	-7.28%
Russell Midcap Value Index[4]	-4.78%	4.53%
Russell 2500 Value Index[5]	-5.49%	0.61%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Focused Opportunities Series Class S from its inception2 (December 31, 2013) to present (December 31, 2015) to the Russell Midcap Value Index and the Russell 2500 Value Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Indices are calculated from December 31, 2013, the Series’ inception date.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 0.98% for Class S and 0.78% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 1.00% for Class S and 0.80% for Class I for the year ended December 31, 2015.

4The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The Index is denominated in U.S. dollars. Index returns provided by Bloomberg.

5The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology. The Index returns do not reflect any fees or expenses. The Index returns are net of withholding taxes. They assume daily reinvestment of net dividends thus accounting for any applicable dividend taxation. The Index is denominated in U.S. dollars. Index returns provided by Bloomberg.

3

Focused Opportunities Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the Hypothetical lines for each Class in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$853.70	$4.63	0.99%
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%
Class I
Actual	$1,000.00	$854.70	$3.69	0.79%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.22	$4.02	0.79%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which are based on one-year data. The Class’ total return would have been lower had certain expenses not been waived during the period.

4

Focused Opportunities Series

Portfolio Composition as of December 31, 2015

(unaudited)

5

Focused Opportunities Series

Investment Portfolio - December 31, 2015

FOCUSED OPPORTUNITIES SERIES	SHARES	VALUE (NOTE 2)

COMMON STOCKS - 8.7%

Consumer Discretionary - 2.6%
Media - 2.6%
Cogeco Cable, Inc. (Canada)	29,390	$1,312,004
Tribune Media Co. - Class A	134,339	4,542,002

Total Consumer Discretionary		5,854,006

Industrials - 3.8%
Aerospace & Defense - 0.5%
KLX, Inc.*	39,580	1,218,668

Airlines - 3.3%
Republic Airways Holdings, Inc.*	1,907,461	7,496,322

Total Industrials		8,714,990

Information Technology - 0.2%
Communications Equipment - 0.2%
Viavi Solutions, Inc.*	83,523	508,655

Telecommunication Services - 2.1%
Wireless Telecommunication Services - 2.1%
Telephone & Data Systems, Inc.	182,694	4,729,948

TOTAL COMMON STOCKS
(Identified Cost $24,171,897)		19,807,599

SHORT-TERM INVESTMENT - 81.8%
Dreyfus Cash Management, Inc. - Institutional Shares[1], 0.23%
(Identified Cost $186,682,768)	186,682,768	186,682,768

TOTAL INVESTMENTS - 90.5%
(Identified Cost $210,854,665)		206,490,367
OTHER ASSETS, LESS LIABILITIES - 9.5%		21,664,238

NET ASSETS - 100%		$228,154,605

ADR - American Depositary Receipt

*Non-income producing security.

1Rate shown is the current yield as of December 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

6

Focused Opportunities Series

Statement of Assets & Liabilities

December 31, 2015

ASSETS:

Investments, at value (identified cost $210,854,665) (Note 2)	$206,490,367
Receivable for securities sold	22,019,720
Dividends receivable	94,810
Foreign tax reclaims receivable	4,762
Prepaid expenses	180

TOTAL ASSETS	228,609,839

LIABILITIES:
Accrued management fees (Note 3)	91,060
Accrued shareholder services fees (Class S) (Note 3)	32,505
Accrued fund accounting and administration fees (Note 3)	18,597
Accrued transfer agent fees (Note 3)	5,773
Accrued Chief Compliance Officer service fees (Note 3)	429
Payable for fund shares repurchased	234,855
Other payables and accrued expenses	72,015

TOTAL LIABILITIES	455,234

TOTAL NET ASSETS	$228,154,605

NET ASSETS CONSIST OF:
Capital stock	$290,955
Additional paid-in-capital	268,142,490
Undistributed net investment income	606,072
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(36,520,614)
Net unrealized depreciation on investments	(4,364,298)

TOTAL NET ASSETS	$228,154,605

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S ($185,841,646/ 23,706,621 shares)	$7.84

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I ($42,312,959/ 5,388,864 shares)	$7.85

The accompanying notes are an integral part of the financial statements.

7

Focused Opportunities Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:

Dividends (net of foreign taxes withheld, $13,538)	$3,207,349

EXPENSES:

Management fees (Note 3)	1,927,043
Shareholder services fees (Class S)(Note 3)	442,728
Fund accounting and administration fees (Note 3)	62,945
Transfer agent fees (Note 3)	16,238
Directors’ fees (Note 3)	10,575
Chief Compliance Officer service fees (Note 3)	2,541
Custodian fees	13,449
Miscellaneous	166,997

Total Expenses	2,642,516
Less reduction of expenses (Note 3)	(53,286)

Net Expenses	2,589,230

NET INVESTMENT INCOME	618,119

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	(49,875,989)
Foreign currency and translation of other assets and liabilities	765

(49,875,224)

Net change in unrealized depreciation on investments	(14,624,917)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(64,500,141)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(63,882,022)

The accompanying notes are an integral part of the financial statements.

8

Focused Opportunities Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14*
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income	$618,119	$2,083,448
Net realized gain (loss) on investments and foreign currency	(49,875,224)	21,283,534
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(14,624,917)	10,260,619

Net increase (decrease) from operations	(63,882,022)	33,627,601

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	—	(1,727,793)
From net investment income (Class I)	—	(533,842)
From net realized gain on investments (Class S)	(1,442,984)	(16,346,540)
From net realized gain on investments (Class I)	(348,209)	(4,027,927)

Total distributions to shareholders	(1,791,193)	(22,636,102)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase (decrease) from capital share transactions (Note 5)	(10,927,602)	293,263,923

Net increase (decrease) in net assets	(76,600,817)	304,255,422

NET ASSETS:

Beginning of year	304,755,422	500,000

End of year (including undistributed net investment income of $606,072 and $0, respectively)	$228,154,605	$304,755,422

* Commencement of operations was December 31, 2013.

The accompanying notes are an integral part of the financial statements.

9

Focused Opportunities Series

Financial Highlights - Class S

	FOR THE YEARS ENDED
	12/31/15	12/31/14*
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.03	$10.00

Income from investment operations:
Net investment income[1]	0.02	0.082
Net realized and unrealized gain (loss) on investments	(2.15)	0.76

Total from investment operations	(2.13)	0.84

Less distributions to shareholders:
From net investment income	—	(0.08)
From net realized gain on investments	(0.06)	(0.73)

Total distributions to shareholders	(0.06)	(0.81)

Net asset value - End of year	$7.84	$10.03

Net assets - End of year (000’s omitted)	$185,842	$244,388

Total return[3]	(21.27%)	8.86%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.98%	0.96%
Net investment income	0.19%	0.73%[2]
Portfolio turnover	97%	75%

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:
	0.02%	N/A

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by one of the Series’ holdings. Had the Series not received the special dividend, the net investment income per share would have been $0.03 and the net investment income ratio would have been 0.27%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

10

Focused Opportunities Series

Financial Highlights - Class I

	FOR THE YEARS ENDED
	12/31/15	12/31/14*
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.03	$10.00

Income from investment operations:
Net investment income[1]	0.03	0.092
Net realized and unrealized gain (loss) on investments	(2.15)	0.77

Total from investment operations	(2.12)	0.86

Less distributions to shareholders:
From net investment income	—	(0.10)
From net realized gain on investments	(0.06)	(0.73)

Total distributions to shareholders	(0.06)	(0.83)

Net asset value - End of year	$7.85	$10.03

Net assets - End of year (000’s omitted)	$42,313	$60,367

Total return[3]	(21.17%)	9.07%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.78%	0.80%
Net investment income	0.38%	0.90%[2]
Portfolio turnover	97%	75%

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amount:
	0.02%	N/A

*Commencement of operations was December 31, 2013.

1Calculated based on average shares outstanding during the years.

2Reflects a special dividend paid out during the period by one of the Series’ holdings. Had the Series not received the special dividend, the net investment income per share would have been $0.05 and the net investment income ratio would have been 0.43%.

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

The accompanying notes are an integral part of the financial statements.

11

Focused Opportunities Series

Notes to Financial Statements

1.	Organization

Focused Opportunities Series (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ investment objective is to provide long-term capital appreciation.

The Board of Directors (the “Board”) approved the liquidation of the Series, which is expected to occur once the Series is able to sell its securities in an orderly fashion. Effective December 12, 2015, the Series was closed to any new investors and to additional investments from existing discretionary investment clients of Manning & Napier Advisors, LLC and its affiliates. Effective December 22, 2015, the Series stopped selling shares to existing shareholders and no longer accepted automatic investments from existing shareholders. The Series was liquidated on January 25, 2016.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same, except that Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 100 million have been designated as Focused Opportunities Series Class S common stock, and 100 million have been designated as Focused Opportunities Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account. In

12

Focused Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

accordance with the procedures approved by the Board, the values of certain securities trading outside the U.S. were adjusted following the close of local trading using a factor from a third party vendor. The third party vendor uses statistical analyses and quantitative models, which consider among other things subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, to determine the factors which are used to adjust local market prices. The value of securities used for net asset value calculation under these procedures may differ from published prices for the same securities. It is the Fund’s policy to classify each foreign equity security where a factor from a third party vendor is provided as a Level 2 security.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Equity securities:
Consumer Discretionary	$5,854,006	$5,854,006	$—	$—
Industrials	8,714,990	8,714,990	—	—
Information Technology	508,655	508,655	—	—
Telecommunication Services	4,729,948	4,729,948	—	—
Mutual fund	186,682,768	186,682,768	—	—

Total assets	$206,490,367	$206,490,367	$—	$—

There were no Level 3 securities held by the Series as of December 31, 2014 or December 31, 2015.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific expenses are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

13

Focused Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Affiliated Companies

The 1940 Act defines “affiliated companies” to include securities in which a series owns 5% or more of the outstanding voting securities of the issuer. The following transactions were effected in securities of affiliated companies for the year ended December 31, 2015:

NAME OF ISSUER	VALUE AT 12/31/14	PURCHASE COST	SALES PROCEEDS	VALUE AT 12/31/15	SHARES HELD AT 12/31/15	DIVIDEND INCOME 1/1/15 THROUGH 12/31/15	NET REALIZED GAIN (LOSS) 1/1/15 THROUGH 12/31/15
Republic Airways Holdings, Inc.*	$15,185,710	$14,774,810	$6,808,501	$7,496,322	1,907,461	$—	$(10,142,876)

*Security was an affiliated company for the period August 7, 2015 to September 22, 2015 and then from November 16, 2015 to December 21, 2015. Amounts in the table include the entire year ended December 31, 2015.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. At December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the period ended December 31, 2013 and the years ended December 31, 2014 and December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income and net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the

14

Focused Opportunities Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Other (continued)

financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.70% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.20% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series exclusive of each share class’ shareholder services fee, at no more than 0.80% of average daily net assets. In addition, effective December 22, 2015, the Advisor began waiving its management fees. Accordingly, under the contractual waiver and the voluntary waiver, the Advisor waived fees of $53,286 for the year ended December 31, 2015, which is included as a reduction of expenses on the Statement of Operations. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

15

Focused Opportunities Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates (continued)

Expenses not directly attributable to a series are allocated based on each series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $241,774,991 and $449,243,593, respectively. There were no purchases or sales of U.S. Government securities.

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Focused Opportunities Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14*
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,077,040	$19,154,214	24,938,373	$243,255,184
Reinvested	170,833	1,425,398	1,889,989	17,784,799
Repurchased	(2,901,836)	(26,145,316)	(2,492,778)	(26,102,926)

Total	(653,963)	$(5,565,704)	24,335,584	$234,937,057

CLASS I:	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14*
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	445,585	$4,045,483	5,926,576	$58,130,793
Reinvested	40,988	342,654	476,683	4,485,588
Repurchased	(1,117,919)	(9,750,035)	(408,049)	(4,289,515)

Total	(631,346)	$(5,361,898)	5,995,210	$58,326,866

* Commencement of operations was December 31, 2013.

Over 90% of the shares outstanding are held by fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. No such investments were held by the Series as of December 31, 2015.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

16

Focused Opportunities Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including foreign currency gains and losses, losses deferred due to wash sales, real estate investment trusts, recognition of Realized Built in Losses and Equalization. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the fiscal year ended December 31, 2015, amounts were reclassified within the capital accounts to increase Accumulated Net Realized Gain on Investments by $14,414,923, decrease Undistributed Net Investment Income by $12,047 and decrease Additional Paid in Capital by $14,402,876. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
Ordinary income	$1,791,193	$22,636,102

At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized depreciation based on the identified cost of investments for federal income tax purposes were as follows:

Cost for federal income tax purposes	$210,841,853
Unrealized appreciation	178,038
Unrealized depreciation	(4,529,524)

Net unrealized depreciation	$(4,351,486)

Capital loss carryforwards	$(38,656,418)
Undistributed ordinary income	$606,072

As of December 31, 2015, the Series had a net short-term capital loss carryforward of $22,211,431 and long-term capital loss carryforward of $16,444,987, which may be carried forward indefinitely.

9.	Subsequent Events

As discussed in Note 1, the Board approved the liquidation of the Series, which occurred on January 25, 2016.

17

Focused Opportunities Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Focused Opportunities Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Focused Opportunities Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 1 to the financial statements, the Board of Directors of Manning & Napier Fund, Inc., approved the liquidation of Focused Opportunities Series. The Series was liquidated on January 25, 2016.

New York, New York

February 19, 2016

18

Focused Opportunities Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $3,034,695 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gain, if any) that qualifies for the dividends received deduction for the current fiscal year is 6.25%, or if different, the maximum allowable under tax law.

19

Focused Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

20

Focused Opportunities Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

21

Focused Opportunities Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer
Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management
Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors
Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008)
The Ashley Group (1995-2008)
Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) Alsius Corporation (investments);
Managing Member, PMSV Holdings LLC (investments) since 1991;
Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present)
ViroPharma, Inc. (2000-2014)
HLTH Corp (WebMD) (2000-2010)
Cheyne Capital International (2000-present)
GMP Companies (2000-2011)
Cytos Biotechnology Ltd. (2012-2014)

22

Focused Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)
Name:	Peter L. Faber
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Boston Early Music Festival (non-profit) (2007-present)
Amherst Early Music, Inc. (non-profit) (2009-present)
Gotham Early Music Scene, Inc. (non-profit) (2009-present)
Partnership for New York City, Inc. (non-profit) (1989-2010)
New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994;
Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (1972-present)
Culinary Institute of America (non-profit college) (1985-present)
George Eastman House (museum) (1988-present)
National Restaurant Association (restaurant trade organization)(1978- present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)
Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC
Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

23

Focused Opportunities Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)
Name:	Elizabeth Craig
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) – Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004;
Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive
Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

24

Focused Opportunities Series

Results of Special Meeting of Shareholders

(unaudited)

A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

25

Focused Opportunities Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNFOC-12/15-AR

Unconstrained Bond Series

Management Discussion and Analysis

(unaudited)

Dear Shareholders:

Volatility defined global financial markets during the past year, largely driven by macroeconomic factors. Renewed concerns about economic growth in emerging markets — China in particular — and uncertainty about the effects of that slowdown on overall global growth triggered market gyrations. Developed economies continued to provide accommodative monetary policy to combat growth concerns, although in December the U.S. Federal Reserve raised the federal funds rate for the first time in nearly a decade. For much of the year, Europe struggled with uncertainty regarding Greece’s ability to secure bailout funding from its creditors, which negatively affected investor sentiment. China’s economy slowed, but the government continued to demonstrate a willingness to provide support through a combination of policy-easing maneuvers and targeted stimulus measures. The U.S. economy remained on a path of slow growth that nevertheless made it the best performing developed economy. Looking ahead, we expect the slow global growth environment to remain in place for the foreseeable future.

As always, we appreciate your business.

Sincerely,

Manning & Napier Advisors, LLC

Unconstrained Bond Series

Fund Commentary

(unaudited)

Investment Objective

Primarily to provide long-term total return, with a secondary objective of providing preservation of capital. Under normal circumstances, at least 80% of the Series’ assets will be invested in bonds and other financial instruments with economic characteristics similar to bonds. Up to 50% of the Series may be invested in below investment-grade securities and up to 50% may be invested in non-U.S. dollar denominated securities, including securities issued by companies located in emerging markets. Derivatives such as futures, options, swaps, and forwards may be used to manage interest rate exposure, enhance duration management, or hedge currency exposure, for example.

Performance Commentary

Domestic fixed income markets generated modestly positive absolute returns in 2015, although performance across sectors was mixed. Municipal, mortgage-backed, and Treasury securities turned in positive performance for the year, whereas high yield and investment grade corporate bonds were negative. Meanwhile, performance across international fixed income markets was exceptionally challenging.

The Citigroup 3-Month T-Bill Index returned 0.03% during 2015. The Unconstrained Bond Series returned -0.88%, trailing the benchmark on a relative basis. Contributing to the relative performance shortfall during 2015 was the Series’ significant allocation to credit securities, corporate bonds in particular. The Series’ returns were negatively impacted by the increasing yield spread between credit securities and similar maturity Treasuries, as the Series has a modest duration but significant exposure to credit.

Regarding sector and quality characteristics, the Series is notably tilted toward corporate bonds and is significantly overweight that sector relative to the benchmark. This sector has been a primary focus area for us over the past few years, and we believe it remains an attractive option for many fixed income investors in 2016 as businesses continue to experience the benefits of a slowly improving U.S. economy. The majority of the Series’ holdings are considered investment-grade; however, approximately 35% of the portfolio is invested in high yield securities. With the backdrop of continued slow growth and relatively cheap credit valuations, we view the Series’ current overweight position as appropriate, but it is likely that we will look to reduce exposure to the corporate sector as we get later in the credit cycle. The Series also contains a meaningful allocation to securitized and non-U.S. credit. Regarding U.S. Treasuries, the Series is significantly underweight relative to the benchmark as we do not believe yields in that sector offer investors sufficient compensation for interest rate risk in the current environment.

We also continue to believe that interest rates do not adequately compensate investors to take on additional duration risk. Therefore, the Series retains a relatively modest duration. We would look to increase the Series’ duration through the purchase of longer maturity Treasuries or agencies if interest rates increase to more attractive levels.

During 2016 we expect the fixed income landscape to continue to shift as the Federal Reserve considers further changes to U.S. monetary policy. Having raised the federal funds rate, we believe they now will seek to remain flexible and proceed slowly with small increases that do not follow a well-defined schedule. The diverging monetary policies of major central banks, geopolitical risks, commodity price pressures, and the potential for global growth to deviate from expectations could cause volatility in financial markets. In light of the current environment, it is important that investors remain active, flexible, and selective in their approach in order to avoid overvalued and risky areas of the market, something Manning & Napier has done for over 45 years.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than that quoted; investors can obtain the most recent month-end performance at www.manning-napier.com or by calling (800) 466-3863. Performance for the Unconstrained Bond Series Class S shares is provided above. Performance for the Class I shares will be higher based on the Class’ lower expenses.

Unconstrained Bond Series

Fund Commentary

(unaudited)

Performance Commentary (continued)

Please see the next page for additional performance information as of December 31, 2015.

Prior to 05/01/2015, the Unconstrained Bond Series was the Core Plus Bond Series, which had an investment objective of “providing long-term total return by investing primarily in fixed income securities” and did not use derivatives.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The prices of fixed income securities with shorter durations generally will be less affected by changes in interest rates than the prices of fixed income securities with longer durations. For example, a 10 year duration means the fixed income security will decrease in value by 10% if interest rates rise 1% and increase in value by 10% if interest rates fall 1%. There is an inverse relationship between bond prices and interest rates; as interest rates rise, bond prices (and therefore the value of bond funds) fall. Likewise, as interest rates fall, bond prices and the value of bond funds rise. Investments in higher-yielding, lower-rated securities involve additional risks, including a higher risk of default and loss of principal. Funds that invest in foreign countries may be subject to the risks of adverse changes in foreign economic, political, regulatory and other conditions as well as risks related to the use of different financial standards. Investments in emerging markets may be more volatile than investments in more developed markets.

Investments in derivatives can be highly volatile and involve risks in addition to the risks of the underlying instrument on which the derivative is based, such as counterparty, correlation and liquidity risk. Also, the use of leverage increases exposure to the market and may magnify potential losses.

Unconstrained Bond Series

Performance Update as of December 31, 2015

(unaudited)

	AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2015
	ONE YEAR[1]	FIVE YEAR	TEN YEAR	SINCE INCEPTION[2]
Manning & Napier Fund, Inc. - Unconstrained Bond Series - Class S3	-0.88%	3.54%	5.18%	4.93%
Manning & Napier Fund, Inc. - Unconstrained Bond Series - Class I3,4	-0.59%	3.65%	5.23%	4.99%
Citigroup 3-Month T-Bill Index[5,6]	0.03%	0.05%	1.17%	1.30%
Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index[7]	0.59%	3.32%	4.58%	4.44%

The following graph compares the value of a $10,000 investment in the Manning & Napier Fund, Inc. - Unconstrained Bond Series - Class S for the ten years ended December 31, 2015 to the Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Citigroup 3-Month T-Bill Index.

1The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2Performance numbers for the Series and the Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index are calculated from April 21, 2005, the Class S inception date. The Citigroup 3-Month T-Bill Index performance numbers are calculated from April 30, 2005.

3The Series’ performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. The Series’ performance is historical and may not be indicative of future results. The performance returns shown are inclusive of the net expense ratio of the Series. For the year ended December 31, 2015, this net expense ratio was 0.75% for Class S and 0.50% for Class I. The gross expense ratio, which does not account for any voluntary or contractual waivers currently in effect, was 0.75% for Class S and 0.50% for Class I for the year ended December 31, 2015.

4For periods prior to the inception of Class I on August 1, 2013, the performance figures are hypothetical and reflect the performance of the Manning & Napier Fund, Inc. -Unconstrained Bond Series - Class S.

5The Series’ index has changed from the Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index to the Citigroup 3-Month T-Bill Index in connection with a change in the Series’ investment goal and principal investment strategies.

Unconstrained Bond Series

Performance Update as of December 31, 2015

(unaudited)

6The Citigroup 3-Month Treasury Bill Index is an unmanaged index based on 3-Month U.S. treasury bills. The Index measures the monthly return equivalents of yield averages that are not marked to market. The Index returns do not reflect any fees or expenses. Index returns provided by Interactive Data.

7The unmanaged Bank of America (BofA) Merrill Lynch U.S. Corporate, Government & Mortgage Index is a market value weighted measure that represents U.S. government, corporate, and pass-through securities issued by entities within the United States, by supranational entities, or by entities headquartered outside of the United States but who have issued dollar-denominated securities within the United States. The Index only includes investment-grade securities with maturities of greater than one year. Index returns assume reinvestment of coupons and do not reflect any fees or expenses. Index returns provided by Bloomberg.

Unconstrained Bond Series

Shareholder Expense Example

(unaudited)

As a shareholder of the Series, you incur ongoing costs, including management fees, shareholder service fees and other Series expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Series and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested in each class at the beginning of the period and held for the entire period (July 1, 2015 to December 31, 2015).

Actual Expenses

The Actual lines of the table below provide information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the Actual line for the Class in which you have invested under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The Hypothetical lines of each Class in the table below provide information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid during the period. You may use this information to compare the ongoing costs of investing in the Series and other funds. To do so, compare this 5% hypothetical example for the class in which you have invested with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as sales charges (loads), redemption fees, or exchange fees that you may incur in other mutual funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	BEGINNING ACCOUNT VALUE 7/1/15	ENDING ACCOUNT VALUE 12/31/15	EXPENSES PAID DURING PERIOD* 7/1/15-12/31/15	ANNUALIZED EXPENSE RATIO
Class S
Actual	$1,000.00	$985.60	$3.75	0.75%
Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Class I
Actual	$1,000.00	$986.70	$2.50	0.50%
Hypothetical
(5% return before expenses)	$1,000.00	$1,022.68	$2.55	0.50%

*Expenses are equal to each Class’ annualized expense ratio (for the six-month period), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses are based on the most recent fiscal half year; therefore, the expense ratios stated above may differ from the expense ratios stated in the financial highlights, which is based on one-year data.

Unconstrained Bond Series

Portfolio Composition as of December 31, 2015

(unaudited)

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

LOAN ASSIGNMENTS - 8.9%
Berry Plastics Group, Inc., Term Loan D3, 3.50%, 2/8/2020	Ba3	8,852,593	$8,669,521
Charter Communications Operating LLC, Term Loan E3, 3.00%, 7/1/2020	Baa3	8,933,829	8,757,029
CHS - Community Health Systems, Inc., Term Loan G3, 3.75%, 12/31/2019	Ba2	8,422,675	8,196,358
Crown Castle Operating Co., 1st Lien Term Loan B2[3], 3.00%, 1/31/2021	Ba1	8,934,164	8,883,954
Hilton Worldwide Finance LLC, Term Loan B3, 3.50%, 9/23/2020	Ba3	8,791,908	8,767,202
Mallinckrodt International Finance S.A., Term B1[3], 3.50%, 3/19/2021	Ba1	8,969,735	8,745,492
Outfront Media Capital LLC, Term B3, 3.00%, 1/31/2021	Ba1	8,437,500	8,324,100
SBA Senior Finance II LLC, Term B3, 3.25%, 3/24/2021	B1	8,939,508	8,738,369
Valeant Pharmaceuticals International, Inc., Series D-2, Term Loan B3, 3.50%, 2/13/2019	Ba1	9,000,000	8,662,500

TOTAL LOAN ASSIGNMENTS
(Identified Cost $79,115,487)			77,744,525

CORPORATE BONDS - 68.3%

Non-Convertible Corporate Bonds - 68.3%
Consumer Discretionary - 9.0%
Auto Components - 0.1%
Techniplas LLC[4], 10.00%, 5/1/2020	Caa1	1,180,000	837,800

Automobiles - 1.0%
Ford Motor Credit Co. LLC[3], 1.264%, 11/4/2019	Baa3	9,000,000	8,741,466

Diversified Consumer Services - 0.2%
Service Corp. International, 7.00%, 6/15/2017	Ba3	2,000,000	2,135,000

Hotels, Restaurants & Leisure - 1.0%
MGM Resorts International, 10.00%, 11/1/2016	B3	8,250,000	8,720,910

Household Durables - 4.6%
Brookfield Residential Properties, Inc. - Brookfield Residential US Corp. (Canada)[4], 6.125%, 7/1/2022	B1	2,200,000	2,035,000
Centex LLC, 6.50%, 5/1/2016	Ba1	2,000,000	2,020,000
DR Horton, Inc., 5.625%, 1/15/2016	Ba1	8,085,000	8,085,000
Jarden Corp., 7.50%, 5/1/2017	B1	7,000,000	7,157,500
Lennar Corp., 12.25%, 6/1/2017	Ba2	7,737,000	8,771,824
Meritage Homes Corp., 7.15%, 4/15/2020	Ba3	945,000	994,612
Meritage Homes Corp., 7.00%, 4/1/2022	Ba3	970,000	1,016,075
NVR, Inc., 3.95%, 9/15/2022	Baa2	6,225,000	6,279,033
TRI Pointe Holdings, Inc. - TRI Pointe Group, Inc., 4.375%, 6/15/2019	B1	1,180,000	1,153,450
Weekley Homes LLC - Weekley Finance Corp., 6.00%, 2/1/2023	B2	1,010,000	949,400
Whirlpool Corp., 2.40%, 3/1/2019	Baa2	1,615,000	1,608,575

			40,070,469

Media - 2.1%
Columbus International, Inc. (Barbados)[4], 7.375%, 3/30/2021	Ba3	1,550,000	1,534,500
The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Consumer Discretionary (continued)
Media (continued)
DIRECTV Holdings LLC - DIRECTV Financing Co., Inc., 4.45%, 4/1/2024	Baa2	3,620,000	$3,718,073
DISH DBS Corp., 7.125%, 2/1/2016	Ba3	4,000,000	4,012,500
DISH DBS Corp., 4.625%, 7/15/2017	Ba3	4,500,000	4,590,000
Sinclair Television Group, Inc.[4], 5.625%, 8/1/2024	B1	1,378,000	1,340,105
Sirius XM Radio, Inc.[4], 5.375%, 4/15/2025	Ba3	1,045,000	1,051,531
VTR Finance B.V. (Chile)[4], 6.875%, 1/15/2024	B1	1,955,000	1,798,600

			18,045,309

Total Consumer Discretionary			78,550,954

Consumer Staples - 1.0%
Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), 7.75%, 1/15/2019	A2	1,600,000	1,849,496
Constellation Brands, Inc., 7.25%, 5/15/2017	Ba1	2,000,000	2,130,000

			3,979,496

Food & Staples Retailing - 0.1%
C&S Group Enterprises LLC[4], 5.375%, 7/15/2022	B1	1,115,000	1,003,500

Food Products - 0.2%
Kraft Heinz Foods Co., 6.75%, 3/15/2032	Baa3	795,000	920,042
Pinnacle Operating Corp.[4], 9.00%, 11/15/2020	Caa1	1,095,000	1,029,300

			1,949,342

Household Products - 0.2%
HRG Group, Inc., 7.75%, 1/15/2022	Caa1	1,550,000	1,519,000

Total Consumer Staples			8,451,338

Energy - 6.6%
Energy Equipment & Services - 0.4%
Ensco plc, 5.20%, 3/15/2025	Baa2	3,900,000	2,775,517
FTS International, Inc., 6.25%, 5/1/2022	Caa2	900,000	252,000

			3,027,517

Oil, Gas & Consumable Fuels - 6.2%
Antero Resources Corp., 5.125%, 12/1/2022	Ba3	505,000	383,800
Columbia Pipeline Group, Inc.[4], 2.45%, 6/1/2018	Baa2	3,500,000	3,422,013
Columbia Pipeline Group, Inc.[4], 4.50%, 6/1/2025	Baa2	1,750,000	1,585,920
ConocoPhillips Co.[3], 1.262%, 5/15/2022	A2	7,000,000	6,896,330
Crestwood Midstream Partners LP - Crestwood Midstream Finance Corp., 6.125%, 3/1/2022	B1	1,645,000	1,143,275
Hiland Partners LP - Hiland Partners Finance Corp.[4], 7.25%, 10/1/2020	Baa3	3,400,000	3,434,000
Kinder Morgan, Inc., 7.25%, 6/1/2018	Baa3	9,000,000	9,345,393
Kinder Morgan, Inc.[4], 5.625%, 11/15/2023	Baa3	6,500,000	5,941,825

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)
PBF Holding Co. LLC - PBF Finance Corp.[4], 7.00%, 11/15/2023	B1		1,010,000	$984,750
Petrobras Global Finance B.V. (Brazil)[3], 1.99%, 5/20/2016	Ba3		5,225,000	5,094,375
Petroleos Mexicanos (Mexico), 5.75%, 3/1/2018	Baa1		3,330,000	3,466,530
Petroleos Mexicanos (Mexico)[4], 4.50%, 1/23/2026	Baa1		4,500,000	3,953,250
Sabine Pass Liquefaction LLC, 5.625%, 2/1/2021	Ba3		2,735,000	2,516,200
Talisman Energy, Inc. (Canada), 3.75%, 2/1/2021	Baa3		3,785,000	3,431,829
TransCanada PipeLines Ltd. (Canada), 1.625%, 11/9/2017	A3		2,000,000	1,983,580
WPX Energy, Inc., 6.00%, 1/15/2022	Ba1		1,335,000	934,500

				54,517,570

Total Energy				57,545,087

Financials - 30.3%
Banks - 13.5%
Bank of America Corp.[3], 1.272%, 9/15/2026	Baa3		7,811,000	6,718,350
The Bank of Nova Scotia (Canada), 1.85%, 4/14/2020	Aaa		9,035,000	8,851,373
Bank of Scotland plc (United Kingdom)[4], 5.25%, 2/21/2017	Aaa		8,000,000	8,340,504
Barclays Bank plc (United Kingdom)[4], 6.05%, 12/4/2017	Baa3		8,250,000	8,799,995
Barclays Bank plc (United Kingdom)[4], 10.179%, 6/12/2021	Baa3		2,540,000	3,290,306
BBVA Bancomer S.A. (Mexico)[4], 6.75%, 9/30/2022	Baa2		2,000,000	2,200,000
CIT Group, Inc., 5.00%, 5/15/2017	B1		4,500,000	4,635,000
CIT Group, Inc., 4.25%, 8/15/2017	B1		4,500,000	4,601,250
Citigroup, Inc.[3], 0.943%, 8/25/2036	Baa3		6,330,000	4,806,546
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. (Netherlands)[5,6], 8.40%	WR	[7]	2,980,000	3,201,623
Intesa Sanpaolo S.p.A. (Italy), 3.875%, 1/15/2019	Baa1		3,200,000	3,294,803
Intesa Sanpaolo S.p.A. (Italy)[4], 6.50%, 2/24/2021	Baa1		2,800,000	3,176,018
JPMorgan Chase & Co.[3], 1.271%, 1/23/2020	A3		4,093,000	4,096,295
JPMorgan Chase & Co., 4.95%, 3/25/2020	A3		4,000,000	4,337,304
Lloyds Bank plc (United Kingdom)[4,5,8], 12.00%	BB	[9]	1,095,000	1,551,396
Lloyds Banking Group plc (United Kingdom)[4], 4.582%, 12/10/2025	Baa2		7,516,000	7,534,309
National Australia Bank Ltd. (Australia)[4], 2.00%, 2/22/2019	Aaa		9,000,000	8,978,256
National Bank of Canada (Canada)[4], 1.40%, 4/20/2018	Aaa		9,000,000	8,936,856
Popular, Inc., 7.00%, 7/1/2019	B2		2,205,000	2,061,675
Royal Bank of Scotland Group plc (United Kingdom), 5.125%, 5/28/2024	Ba2		3,730,000	3,779,068
Royal Bank of Scotland N.V. (Netherlands), 4.65%, 6/4/2018	Ba2		2,000,000	2,062,126
Santander Holdings USA, Inc., 2.65%, 4/17/2020	Baa2		3,750,000	3,679,005
The Toronto-Dominion Bank (Canada)[4], 1.625%, 9/14/2016	Aaa		8,836,000	8,870,027

				117,802,085

Capital Markets - 3.7%
The Goldman Sachs Group, Inc., 5.375%, 3/15/2020	A3		3,000,000	3,295,629

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Capital Markets (continued)
The Goldman Sachs Group, Inc.[3], 2.012%, 11/29/2023	A3	8,305,000	$8,378,707
Morgan Stanley[3], 1.463%, 1/27/2020	A3	8,750,000	8,768,699
Morgan Stanley, 5.75%, 1/25/2021	A3	3,940,000	4,423,639
UBS AG (Switzerland)[3], 1.264%, 6/1/2020	A2	8,000,000	7,969,288

			32,835,962

Consumer Finance - 2.5%
Ally Financial, Inc., 3.50%, 7/18/2016	Ba3	2,277,000	2,282,693
Ally Financial, Inc., 2.75%, 1/30/2017	Ba3	6,500,000	6,483,750
American Express Credit Corp.[3], 1.137%, 5/26/2020	A2	7,500,000	7,426,583
Navient Corp., 6.00%, 1/25/2017	Ba3	3,500,000	3,587,500
Navient Corp., 6.125%, 3/25/2024	Ba3	2,360,000	1,923,400

			21,703,926

Diversified Financial Services - 1.7%
General Electric Capital Corp.[3], 0.714%, 5/5/2026	A1	8,800,000	8,159,114
ING Bank N.V. (Netherlands)[3], 4.125%, 11/21/2023	Baa2	3,465,000	3,529,144
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 7.375%, 4/1/2020	B1	575,000	510,312
Jefferies Finance LLC - JFIN Co-Issuer Corp.[4], 6.875%, 4/15/2022	B1	1,140,000	957,600
Peachtree Corners Funding Trust[4], 3.976%, 2/15/2025	Baa2	1,750,000	1,737,363

			14,893,533

Insurance - 4.4%
Aegon N.V. (Netherlands)[3,5], 2.142%	Baa1	3,866,000	3,057,291
American International Group, Inc., 4.875%, 6/1/2022	Baa1	4,260,000	4,600,544
Assured Guaranty US Holdings, Inc., 5.00%, 7/1/2024	Baa2	10,700,000	11,116,177
AXA S.A. (France)[3,5], 2.312%	A3	7,199,000	5,869,021
AXA S.A. (France)[3,5], 2.35%	A3	1,239,000	1,022,051
Fidelity National Financial, Inc., 6.60%, 5/15/2017	Baa3	3,045,000	3,212,880
First American Financial Corp., 4.30%, 2/1/2023	Baa3	3,160,000	3,137,479
The Hartford Financial Services Group, Inc., 5.125%, 4/15/2022	Baa2	3,415,000	3,750,401
Prudential Financial, Inc.[5,10], 5.875%	Baa2	2,460,000	2,557,170

			38,323,014

Real Estate Investment Trusts (REITS) - 3.0%
American Tower Corp., 2.80%, 6/1/2020	Baa3	4,000,000	3,953,964
American Tower Trust I4, 1.551%, 3/15/2018	Aaa	1,625,000	1,586,858
AvalonBay Communities, Inc., 4.20%, 12/15/2023	Baa1	3,000,000	3,125,721
Crown Castle Towers LLC[4], 6.113%, 1/15/2020	A2	4,070,000	4,438,965
Crown Castle Towers LLC[4], 4.883%, 8/15/2020	A2	610,000	652,103
Digital Realty Trust LP, 5.25%, 3/15/2021	Baa2	4,180,000	4,513,568
DuPont Fabros Technology LP, 5.875%, 9/15/2021	Ba1	1,020,000	1,060,800
Qualitytech LP - QTS Finance Corp., 5.875%, 8/1/2022	B2	450,000	459,000

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Financials (continued)
Real Estate Investment Trusts (REITS) (continued)
Rialto Holdings LLC - Rialto Corp.[4], 7.00%, 12/1/2018	B2	1,585,000	$1,608,775
Ventas Realty LP - Ventas Capital Corp., 4.75%, 6/1/2021	Baa1	1,400,000	1,491,015
Welltower, Inc., 4.95%, 1/15/2021	Baa2	3,450,000	3,698,973

			26,589,742

Real Estate Management & Development - 0.2%
Forestar USA Real Estate Group, Inc.[4], 8.50%, 6/1/2022	B3	735,000	716,625
Greystar Real Estate Partners LLC[4], 8.25%, 12/1/2022	B2	1,030,000	1,068,625

			1,785,250

Thrifts & Mortgage Finance - 1.3%
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp., 7.375%, 10/1/2017	Ba3	9,005,000	8,971,231
Ladder Capital Finance Holdings LLLP - Ladder Capital Finance Corp.[4], 5.875%, 8/1/2021	Ba3	1,720,000	1,565,200
Prospect Holding Co. LLC - Prospect Holding Finance Co.[4], 10.25%, 10/1/2018	B2	1,090,000	525,925

			11,062,356

Total Financials			264,995,868

Health Care - 1.9%
Biotechnology - 0.8%
AbbVie, Inc., 2.50%, 5/14/2020	Baa1	3,000,000	2,969,838
AMAG Pharmaceuticals, Inc.[4], 7.875%, 9/1/2023	B3	1,585,000	1,394,800
Amgen, Inc., 2.70%, 5/1/2022	Baa1	2,495,000	2,421,145

			6,785,783

Health Care Providers & Services - 0.8%
Express Scripts Holding Co., 4.75%, 11/15/2021	Baa2	2,885,000	3,093,470
Fresenius Medical Care US Finance, Inc. (Germany), 6.875%, 7/15/2017	Ba2	1,750,000	1,868,125
Tenet Healthcare Corp.[3,4], 4.012%, 6/15/2020	Ba2	1,085,000	1,057,875
Tenet Healthcare Corp., 8.125%, 4/1/2022	B3	980,000	977,550

			6,997,020

Pharmaceuticals - 0.3%
Concordia Healthcare Corp. (Canada)[4], 7.00%, 4/15/2023	Caa2	1,595,000	1,383,663
Mallinckrodt International Finance S.A. - Mallinckrodt CB LLC[4], 5.625%, 10/15/2023	B1	1,040,000	988,000

			2,371,663

Total Health Care			16,154,466

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials - 8.3%
Aerospace & Defense - 0.2%
DigitalGlobe, Inc.[4], 5.25%, 2/1/2021	B1		2,263,000	$1,900,920

Air Freight & Logistics - 0.1%
Neovia Logistics Intermediate Holdings LLC - Logistics Intermediate Finance Corp.[4,11], 10.00%, 2/15/2018	Caa3		915,000	878,400

Airlines - 1.1%
Allegiant Travel Co., 5.50%, 7/15/2019	B1		1,525,000	1,544,063
American Airlines Pass-Through Trust, Series 2013-2, Class A, 4.95%, 1/15/2023	A	[9]	2,777,055	2,929,793
Delta Air Lines Pass-Through Trust, Series 2010-1, Class B4, 6.375%, 1/2/2016	Baa3		1,220,000	1,224,575
Southwest Airlines Co., 2.75%, 11/6/2019	Baa1		3,715,000	3,743,799

				9,442,230

Building Products - 0.1%
Masco Corp., 6.125%, 10/3/2016	Ba2		500,000	514,990

Commercial Services & Supplies - 0.1%
Constellis Holdings LLC - Constellis Finance Corp.[4], 9.75%, 5/15/2020	B3		800,000	656,000
Modular Space Corp.[4], 10.25%, 1/31/2019	B3		1,025,000	410,000

				1,066,000

Construction & Engineering - 0.0%##
Abengoa Finance S.A.U. (Spain)*[4,12], 7.75%, 2/1/2020	Caa3		990,000	137,363

Industrial Conglomerates - 1.4%
Icahn Enterprises LP - Icahn Enterprises Finance Corp., 3.50%, 3/15/2017	Ba3		9,000,000	9,045,000
Siemens Financieringsmaatschappij N.V. (Germany)[4], 2.15%, 5/27/2020	A1		3,000,000	2,971,443

				12,016,443

Machinery - 1.1%
Case New Holland Industrial, Inc. (United Kingdom), 7.875%, 12/1/2017	Ba1		1,200,000	1,269,000
CNH Industrial Capital LLC, 6.25%, 11/1/2016	Ba1		2,491,000	2,537,706
Stanley Black & Decker, Inc., 2.451%, 11/17/2018	Baa2		4,500,000	4,517,559
Waterjet Holdings, Inc.[4], 7.625%, 2/1/2020	B2		1,275,000	1,265,438

				9,589,703

Trading Companies & Distributors - 4.2%
AerCap Ireland Capital Ltd. - AerCap Global Aviation Trust (Netherlands), 2.75%, 5/15/2017	Ba2		2,250,000	2,235,938
Air Lease Corp., 5.625%, 4/1/2017	BBB	[9]	5,595,000	5,804,813
Air Lease Corp., 2.625%, 9/4/2018	BBB	[9]	2,220,000	2,194,383
Aircastle Ltd., 6.75%, 4/15/2017	Ba2		8,500,000	8,866,605
Aviation Capital Group Corp.[4], 3.875%, 9/27/2016	BBB	[9]	7,020,000	7,072,650
Aviation Capital Group Corp.[4], 2.875%, 9/17/2018	BBB	[9]	1,700,000	1,690,245

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Industrials (continued)
Trading Companies & Distributors (continued)
Fly Leasing Ltd. (Ireland), 6.75%, 12/15/2020	B2	1,350,000	$1,383,548
Fly Leasing Ltd. (Ireland), 6.375%, 10/15/2021	B2	1,200,000	1,194,000
International Lease Finance Corp., 5.75%, 5/15/2016	Ba2	540,000	547,425
International Lease Finance Corp.[3], 2.462%, 6/15/2016	Ba2	3,793,000	3,783,518
International Lease Finance Corp., 8.75%, 3/15/2017	Ba2	1,830,000	1,948,950

			36,722,075

Total Industrials			72,268,124

Information Technology - 1.7%
Communications Equipment - 0.3%
QUALCOMM, Inc., 3.00%, 5/20/2022	A1	2,400,000	2,375,947

Internet Software & Services - 1.3%
Alibaba Group Holding Ltd. (China), 2.50%, 11/28/2019	A1	3,900,000	3,810,136
Baidu, Inc. (China), 2.75%, 6/9/2019	A3	4,000,000	3,965,192
Tencent Holdings Ltd. (China)[4], 3.375%, 5/2/2019	A2	3,455,000	3,513,206

			11,288,534

IT Services - 0.1%
Automatic Data Processing, Inc., 2.25%, 9/15/2020	Aa3	1,000,000	1,003,787

Total Information Technology			14,668,268

Materials - 3.7%
Chemicals - 0.8%
Consolidated Energy Finance S.A. (Trinidad-Tobago)[4], 6.75%, 10/15/2019	B2	1,470,000	1,405,246
The Dow Chemical Co., 8.55%, 5/15/2019	Baa2	4,760,000	5,610,369

			7,015,615

Containers & Packaging - 0.5%
Ardagh Packaging Finance plc - Ardagh Holdings USA, Inc. (Ireland)[3,4], 3.512%, 12/15/2019	Ba3	4,120,000	4,027,300

Metals & Mining - 2.0%
Alcoa, Inc., 5.55%, 2/1/2017	Ba1	2,600,000	2,665,000
Alcoa, Inc., 5.87%, 2/23/2022	Ba1	1,050,000	1,023,750
ArcelorMittal (Luxembourg), 5.50%, 2/25/2017	Ba2	9,000,000	8,693,100
Rio Tinto Finance USA Ltd. (United Kingdom), 3.75%, 9/20/2021	A3	4,000,000	3,888,132
Steel Dynamics, Inc., 5.125%, 10/1/2021	Ba2	1,025,000	948,125
SunCoke Energy Partners LP - SunCoke Energy Partners Finance Corp.[4], 7.375%, 2/1/2020	B1	1,135,000	703,700

			17,921,807

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)	PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

CORPORATE BONDS (continued)

Non-Convertible Corporate Bonds (continued)
Materials (continued)
Paper & Forest Products - 0.4%
Domtar Corp., 4.40%, 4/1/2022	Baa3	3,565,000	$3,624,992

Total Materials			32,589,714

Telecommunication Services - 3.5%
Diversified Telecommunication Services - 2.3%
AT&T, Inc.[3], 1.533%, 6/30/2020	Baa1	8,000,000	7,942,800
CenturyLink, Inc., 5.80%, 3/15/2022	Ba2	3,900,000	3,574,350
Embarq Corp., 7.082%, 6/1/2016	Baa3	3,004,000	3,050,862
Frontier Communications Corp., 7.625%, 4/15/2024	Ba3	3,055,000	2,566,200
Frontier Communications Corp.[4], 11.00%, 9/15/2025	Ba3	2,040,000	2,019,600
Windstream Services LLC, 7.875%, 11/1/2017	B2	685,000	700,762

			19,854,574

Wireless Telecommunication Services - 1.2%
Altice Financing S.A. (Luxembourg)[4], 6.50%, 1/15/2022	B1	2,165,000	2,143,350
Altice Financing S.A. (Luxembourg)[4], 6.625%, 2/15/2023	B1	530,000	523,375
SBA Tower Trust[4], 5.101%, 4/17/2017	A2	2,095,000	2,120,940
SBA Tower Trust[4], 2.933%, 12/15/2017	A2	1,515,000	1,532,916
SBA Tower Trust[4], 3.598%, 4/15/2018	Baa3	1,640,000	1,634,102
Sixsigma Networks Mexico S.A. de C.V. (Mexico)[4], 8.25%, 11/7/2021	B2	1,650,000	1,575,750
T-Mobile USA, Inc., 6.836%, 4/28/2023	Ba3	1,465,000	1,516,275

			11,046,708

Total Telecommunication Services			30,901,282

Utilities - 2.3%
Gas Utilities - 0.2%
National Fuel Gas Co., 3.75%, 3/1/2023	Baa2	2,000,000	1,852,346

Independent Power and Renewable Electricity Producers - 2.1%
Abengoa Yield plc (Spain)[4], 7.00%, 11/15/2019	B2	1,140,000	1,003,200
ContourGlobal Power Holdings S.A. (France)[4], 7.125%, 6/1/2019	B3	1,095,000	1,040,250
NRG Energy, Inc., 7.625%, 1/15/2018	B1	8,750,000	9,121,875
NRG Energy, Inc., 6.25%, 7/15/2022	B1	1,120,000	954,240
Talen Energy Supply LLC[4], 4.625%, 7/15/2019	Ba3	4,690,000	3,517,500
TerraForm Global Operating LLC[4], 9.75%, 8/15/2022	B3	1,750,000	1,395,625
TerraForm Power Operating LLC[4], 6.125%, 6/15/2025	B3	1,715,000	1,380,575

			18,413,265

Total Utilities			20,265,611

TOTAL CORPORATE BONDS
(Identified Cost $612,909,713)			596,390,712

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

ASSET-BACKED SECURITIES - 1.8%
Alterna Funding I LLC, Series 2014-1A, Class NOTE[4], 1.639%, 2/15/2021	WR	[7]	928,667	$923,297
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A4, 2.00%, 12/10/2023	WR	[7]	1,545,642	1,547,079
Colony American Homes, Series 2015-1A, Class A3,4, 1.551%, 7/17/2032	Aaa		1,847,637	1,805,032
Enterprise Fleet Financing LLC, Series 2015-2, Class A2[4], 1.59%, 2/22/2021	AAA	[9]	2,700,000	2,682,271
FDIC Trust, Series 2011-R1, Class A4, 2.672%, 7/25/2026	WR	[7]	423,326	429,974
FNA Trust, Series 2014-1A, Class A4, 1.296%, 12/10/2022	WR	[7]	785,648	784,297
Hertz Vehicle Financing LLC, Series 2010-1A, Class A2[4], 3.74%, 2/25/2017	Aaa		786,667	789,124
Invitation Homes Trust, Series 2015-SFR3, Class A3,4, 1.651%, 8/17/2032	Aaa		1,813,935	1,779,422
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A4, 1.92%, 10/15/2019	Aaa		1,900,000	1,883,444
SpringCastle America Funding LLC, Series 2014-AA, Class A4, 2.70%, 5/25/2023	WR	[7]	1,107,891	1,105,443
Starwood Retail Property Trust, Series 2014-STAR, Class A3,4, 1.551%, 11/15/2027	AAA	[9]	2,005,000	1,995,533

TOTAL ASSET-BACKED SECURITIES
(Identified Cost $15,843,051)				15,724,916

COMMERCIAL MORTGAGE-BACKED SECURITIES - 8.5%
Americold LLC Trust, Series 2010-ARTA, Class A1[4], 3.847%, 1/14/2029	AAA	[9]	247,853	255,956
Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4[3], 6.02%, 5/10/2045	AAA	[9]	553,698	554,423
Banc of America Commercial Mortgage Trust, Series 2006-4, Class A4, 5.634%, 7/10/2046	Aaa		1,792,199	1,806,754
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW13, Class A4, 5.54%, 9/11/2041	AAA	[9]	2,652,541	2,677,655
Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T24, Class AM3, 5.568%, 10/12/2041	A3		800,000	816,256
CFCRE Commercial Mortgage Trust, Series 2011-C1, Class A2[4], 3.759%, 4/15/2044	Aaa		71,832	71,976
COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 8/15/2048	AAA	[9]	2,716,456	2,759,761
Commercial Mortgage Pass-Through Certificates, Series 2006-GG7, Class A4[3], 6.048%, 7/10/2038	Aaa		1,215,830	1,221,421
Commercial Mortgage Pass-Through Certificates, Series 2013-CR6, Class A4, 3.101%, 3/1/2046	Aaa		2,570,000	2,569,072
Credit Suisse Commercial Mortgage Trust, Series 2006-C3, Class A3[3], 6.007%, 6/15/2038	Aaa		2,893,736	2,899,227
Credit Suisse Mortgage Capital Trust, Series 2013-TH1, Class A1[3,4], 2.13%, 2/25/2043	AAA	[9]	1,085,624	1,011,436

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Extended Stay America Trust, Series 2013-ESH7, Class A27[4], 2.958%, 12/5/2031	Aaa		1,500,000	$1,501,326
Fannie Mae Multifamily REMIC Trust, Series 2012-M13, Class ASQ2, 1.246%, 8/25/2017	Aaa		884,828	884,616
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class AX (IO)[3], 1.554%, 11/25/2019	Aaa		7,533,337	342,796
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X1 (IO)[3], 1.609%, 8/25/2020	Aaa		10,736,353	536,477
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class X1 (IO)[3], 1.391%, 4/25/2021	Aaa		7,726,118	419,761
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K016, Class X1 (IO)[3], 1.708%, 10/25/2021	Aaa		5,030,427	369,437
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class X1 (IO)[3], 1.565%, 12/25/2021	Aaa		37,096,717	2,465,459
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X1 (IO)[3], 1.625%, 6/25/2022	Aaa		18,048,639	1,366,116
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K030, Class X1 (IO)[3], 0.333%, 4/25/2023	Aaa		60,659,551	823,520
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class X1 (IO)[3], 0.234%, 5/25/2023	Aaa		35,793,296	283,569
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class X1 (IO)[3], 1.706%, 10/25/2018	Aaa		8,080,016	306,271
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K-P01, Class A2, 1.72%, 1/25/2019	Aaa		1,480,000	1,481,019
FREMF Mortgage Trust, Series 2011-K701, Class B3,4, 4.436%, 7/25/2048	A	[9]	950,000	972,061
FREMF Mortgage Trust, Series 2011-K702, Class B3,4, 4.931%, 4/25/2044	A3		230,000	239,235
FREMF Mortgage Trust, Series 2013-K28, Class X2A (IO)[4], 0.10%, 6/25/2046	WR	[7]	94,549,722	531,559
FREMF Mortgage Trust, Series 2013-K712, Class B3,4, 3.484%, 5/25/2045	A	[9]	1,300,000	1,304,095
FREMF Mortgage Trust, Series 2014-K716, Class B3,4, 4.085%, 8/25/2047	A2		2,550,000	2,613,719
FREMF Mortgage Trust, Series 2015-K42, Class B3,4, 3.985%, 12/25/2024	A3		1,900,000	1,815,701
FREMF Mortgage Trust, Series 2015-K43, Class B3,4, 3.863%, 2/25/2048	WR	[7]	1,500,000	1,371,638
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class BFX[3,4], 3.495%, 12/15/2019	AA	[9]	2,000,000	1,995,185
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class DFX[3,4], 3.495%, 12/15/2019	BBB	[9]	1,150,000	1,106,156
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.552%, 5/12/2045	Aaa		2,165,626	2,191,040
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP7, Class A4[3], 6.106%, 4/15/2045	Aaa		742,966	745,345

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]	VALUE (NOTE 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class A3[4], 4.07%, 11/15/2043	AAA	[9]	750,000	$788,047
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class A3[4], 4.106%, 7/1/2046	AAA	[9]	3,790,000	3,931,559
JP Morgan Mortgage Trust, Series 2013-1, Class 1A2[3,4], 3.00%, 3/25/2043	WR	[7]	840,685	822,022
JP Morgan Mortgage Trust, Series 2013-2, Class A2[3,4], 3.50%, 5/25/2043	AAA	[9]	1,011,798	1,018,281
JP Morgan Mortgage Trust, Series 2014-2, Class 1A1[3,4], 3.00%, 6/25/2029	AAA	[9]	1,387,670	1,401,763
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2[4], 2.767%, 1/20/2041	Aaa		1,369,362	1,361,496
Morgan Stanley Capital I Trust, Series 2006-HQ10, Class A4, 5.328%, 11/12/2041	Aaa		1,623,446	1,636,248
Morgan Stanley Capital I Trust, Series 2011-C1, Class A2[4], 3.884%, 9/15/2047	AAA	[9]	30,895	30,892
Motel 6 Trust, Series 2015-MTL6, Class B4, 3.298%, 2/5/2030	WR	[7]	1,900,000	1,879,460
New Residential Mortgage Loan Trust, Series 2014-3A, Class AFX3[3,4], 3.75%, 11/25/2054	AAA	[9]	1,583,670	1,609,092
New Residential Mortgage Loan Trust, Series 2015-2A, Class A1[3], 3.75%, 8/25/2055	Aaa		2,161,437	2,192,825
OBP Depositor LLC Trust, Series 2010-OBP, Class A4, 4.646%, 7/15/2045	AAA	[9]	420,000	452,517
SCG Trust, Series 2013-SRP1, Class AJ3,[4], 2.281%, 11/15/2026	AAA	[9]	2,000,000	1,987,922
Sequoia Mortgage Trust, Series 2012-2, Class A2[3], 3.50%, 4/25/2042	WR	[7]	594,651	598,958
Sequoia Mortgage Trust, Series 2013-2, Class A3, 1.874%, 2/25/2043	AAA	[9]	1,032,735	943,218
Sequoia Mortgage Trust, Series 2013-7, Class A2[3], 3.00%, 6/25/2043	AAA	[9]	822,364	803,603
Sequoia Mortgage Trust, Series 2013-8, Class A1[3], 3.00%, 6/25/2043	Aaa		1,110,418	1,075,023
Vornado DP LLC Trust, Series 2010-VNO, Class A2FX4, 4.004%, 9/13/2028	AAA	[9]	1,195,000	1,260,349
Wachovia Bank Commercial Mortgage Trust, Series 2006-C26, Class A3[3], 6.011%, 6/15/2045	Aaa		1,166,758	1,172,443
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2[4], 4.393%, 11/15/2043	Aaa		1,350,000	1,440,353
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4[3,4], 4.869%, 2/15/2044	Aaa		1,550,000	1,692,662
WinWater Mortgage Loan Trust, Series 2015-1, Class A1[3,4], 3.50%, 1/20/2045	WR	[7]	1,561,243	1,575,393
WinWater Mortgage Loan Trust, Series 2015-3, Class A5[3,4], 3.50%, 3/20/2045	Aaa		1,887,004	1,913,378

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Identified Cost $75,080,574)				73,897,542

FOREIGN GOVERNMENT BONDS - 3.1%
Brazilian Government International Bond (Brazil), 8.875%, 10/14/2019	Baa3		1,300,000	1,452,750

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

	CREDIT RATING[1] (UNAUDITED)		PRINCIPAL AMOUNT [2]		VALUE (NOTE 2)

FOREIGN GOVERNMENT BONDS (continued)
Brazilian Government International Bond (Brazil), 4.25%, 1/7/2025	Baa3			4,400,000	$3,542,000
Chile Government (Chile), 5.50%, 8/5/2020	Aa3		CLP	1,800,000,000	2,614,034
Korea Treasury Bond (South Korea), 2.00%, 12/10/2017	WR	[7]	KRW	5,000,000,000	4,292,350
Malaysia Government Bond (Malaysia), 4.262%, 9/15/2016	A3		MYR	8,905,000	2,103,159
Mexican Government Bond (Mexico), 5.00%, 6/15/2017	A3		MXN	64,000,000	3,766,677
Mexican Government Bond (Mexico), 8.00%, 6/11/2020	A3		MXN	35,000,000	2,234,852
Mexican Government Bond (Mexico), 6.50%, 6/9/2022	A3		MXN	126,000,000	7,522,780

TOTAL FOREIGN GOVERNMENT BONDS
(Identified Cost $33,535,571)					27,528,602

U.S. TREASURY SECURITIES - 2.0%

U.S. Treasury Notes - 2.0%
U.S. Treasury Inflation Indexed Notes, 0.125%, 4/15/2020
(Identified Cost $17,955,762)				18,128,817	17,897,729

U.S. GOVERNMENT AGENCIES - 2.2%

Mortgage-Backed Securities - 2.2%
Fannie Mae, Pool #888468, 5.50%, 9/1/2021				774,604	831,308
Fannie Mae, Pool #995233, 5.50%, 10/1/2021				62,926	66,965
Fannie Mae, Pool #888017, 6.00%, 11/1/2021				76,399	82,856
Fannie Mae, Pool #995329, 5.50%, 12/1/2021				530,831	568,872
Fannie Mae, Pool #888136, 6.00%, 12/1/2021				95,444	103,649
Fannie Mae, Pool #888810, 5.50%, 11/1/2022				924,486	989,041
Fannie Mae, Pool #AD0462, 5.50%, 10/1/2024				59,431	64,882
Fannie Mae, Pool #MA0115, 4.50%, 7/1/2029				169,037	183,418
Fannie Mae, Pool #MA1834, 4.50%, 2/1/2034				575,594	625,091
Fannie Mae, Pool #MA1890, 4.00%, 5/1/2034				1,230,606	1,316,840
Fannie Mae, Pool #918516, 5.50%, 6/1/2037				285,956	319,478
Fannie Mae, Pool #933731, 5.50%, 4/1/2038				323,700	360,716
Fannie Mae, Pool #889624, 5.50%, 5/1/2038				400,660	447,704
Fannie Mae, Pool #995876, 6.00%, 11/1/2038				1,002,259	1,132,752
Fannie Mae, Pool #AD0307, 5.50%, 1/1/2039				400,429	447,618
Freddie Mac, Pool #G11850, 5.50%, 7/1/2020				271,932	287,255
Freddie Mac, Pool #G12610, 6.00%, 3/1/2022				93,785	102,104
Freddie Mac, Pool #G12655, 6.00%, 5/1/2022				67,482	73,427
Freddie Mac, Pool #G12988, 6.00%, 1/1/2023				51,458	55,843
Freddie Mac, Pool #G13078, 6.00%, 3/1/2023				92,251	100,363
Freddie Mac, Pool #G13331, 5.50%, 10/1/2023				40,066	43,328
Freddie Mac, Pool #C91359, 4.50%, 2/1/2031				392,418	426,251
Freddie Mac, Pool #D98711, 4.50%, 7/1/2031				986,724	1,071,925
Freddie Mac, Pool #C91746, 4.50%, 12/1/2033				994,265	1,079,794
Freddie Mac, Pool #C91754, 4.50%, 3/1/2034				287,116	311,506
Freddie Mac, Pool #K92054, 4.00%, 10/1/2034				1,291,799	1,382,061

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

	PRINCIPAL AMOUNT 2/ SHARES	VALUE (NOTE 2)

U.S. GOVERNMENT AGENCIES (continued)

Mortgage-Backed Securities (continued)
Freddie Mac, Pool #C91811, 4.00%, 1/1/2035	1,941,624	$2,075,010
Freddie Mac, Pool #G07655, 5.50%, 12/1/2035	1,013,228	1,125,601
Freddie Mac, Pool #G04176, 5.50%, 5/1/2038	432,702	481,435
Freddie Mac, Pool #A78227, 5.50%, 6/1/2038	510,464	565,060
Freddie Mac, Pool #G05956, 5.50%, 7/1/2038	348,331	387,537
Freddie Mac, Pool #G05671, 5.50%, 8/1/2038	38,254	42,547
Freddie Mac, Pool #G05900, 6.00%, 3/1/2040	336,201	379,711
Freddie Mac, Pool #G07589, 5.50%, 6/1/2041	1,180,646	1,313,489

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $18,469,176)		18,845,437

SHORT-TERM INVESTMENT - 3.5%

Dreyfus Cash Management, Inc. - Institutional Shares[13], 0.23%,
(Identified Cost $30,743,561)	30,743,561	30,743,561

TOTAL INVESTMENTS - 98.3%
(Identified Cost $883,652,895)		858,773,024
OTHER ASSETS, LESS LIABILITIES - 1.7%		14,586,218

NET ASSETS - 100%		$873,359,242

FUTURES CONTRACTS: LONG POSITIONS OPEN AT DECEMBER 31, 2015:
CONTRACTS PURCHASED	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	UNREALIZED (DEPRECIATION)
53	Euro-Bund	Eurex	March 2016	9,095,884	$(17,415)

FUTURES CONTRACTS: SHORT POSITIONS OPEN AT DECEMBER 31, 2015:
CONTRACTS SOLD	ISSUE	EXCHANGE	EXPIRATION	NOTIONAL VALUE[2]	UNREALIZED APPRECIATION/ (DEPRECIATION)
59	Euro-OAT	Eurex	March 2016	9,620,994	$43,939
7	Japanese Government Bonds (10 Year)	Osaka	March 2016	8,679,895	(23,332)
152	U.S. Treasury Notes (5 Year)	CBOT	March 2016	17,984,686	31,878

Total					52,485

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Investment Portfolio - December 31, 2015

CBOT - Chicago Board of Trade

CLP - Chilean Peso

IO - Interest only

MXN - Mexican Peso

MYR - Malaysian Ringgit

##Less than 0.1%.

*Non-income producing security.

1Credit ratings from Moody’s (unaudited).

2Amount is stated in USD unless otherwise noted.

3The coupon rate is floating and is the effective rate as of December 31, 2015.

4Restricted securities - Investment in securities that are restricted as to public resale under the Securities Act of 1933, as amended. These securities have been sold under rule 144A and have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $213,246,264 or 24.4%, of the Series’ net assets as of December 31, 2015 (see Note 2 to the financial statements).

5Security is perpetual in nature and has no stated maturity date.

6The rate shown is a fixed rate as of December 31, 2015; the rate becomes floating, based on U.S. Treasury Yield Curve Rate Treasury Note Constant Maturity 5 Year in June 2017.

7Credit rating has been withdrawn. As of December 31, 2015, there is no rating available (unaudited).

8The rate shown is a fixed rate as of December 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in December 2024.

9Credit ratings from S&P (unaudited).

10The rate shown is a fixed rate as of December 31, 2015; the rate becomes floating, based on LIBOR plus a spread, in September 2022.

11Represents a Payment-In-Kind bond.

12Issuer filed for bankruptcy and/or is in default of interest payments.

13Rate shown is the current yield as of December 31, 2015.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of MSCI Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), and is licensed for use by Manning & Napier when referencing GICS sectors. Neither MSCI, S&P, nor any third party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification, nor shall any such party have any liability therefrom.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Assets and Liabilities

December 31, 2015

ASSETS:

Investments, at value (identified cost $883,652,895) (Note 2)	$858,773,024
Cash	81,730
Foreign currency (identified cost $4,934)	4,963
Deposits at broker for futures contracts	1,004,019
Receivable for securities sold	8,607,288
Interest receivable	7,809,556
Receivable for fund shares sold	530,234
Prepaid and other expenses	1,053

TOTAL ASSETS	876,811,867

LIABILITIES:

Accrued management fees (Note 3)	347,369
Accrued shareholder services fees (Class S) (Note 3)	178,348
Accrued fund accounting and administration fees (Note 3)	52,218
Accrued transfer agent fees (Note 3)	4,928
Accrued Chief Compliance Officer service fees (Note 3)	429
Variation margin payable on futures contracts	21,375
Payable for fund shares repurchased	2,799,622
Other payables and accrued expenses	48,336

TOTAL LIABILITIES	3,452,625

TOTAL NET ASSETS	$873,359,242

NET ASSETS CONSIST OF:

Capital stock	$867,370
Additional paid-in-capital	899,260,882
Distributions in excess of net investment income	(1,031,069)
Accumulated net realized loss on investments, foreign currency and translation of other assets and liabilities	(891,985)
Net unrealized depreciation on investments, foreign currency and translation of other assets and liabilities	(24,845,956)

TOTAL NET ASSETS	$873,359,242

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class S
($835,610,257/82,597,418 shares)	$10.12

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE - Class I
($37,748,985/4,139,558 shares)	$9.12

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statement of Operations

For the Year Ended December 31, 2015

INVESTMENT INCOME:

Interest	$26,629,159
Dividends	707,263

Total Investment Income	27,336,422

EXPENSES:

Management fees (Note 3)	3,687,737
Shareholder services fees (Class S) (Note 3)	1,911,182
Fund accounting and administration fees (Note 3)	153,905
Directors’ fees (Note 3)	31,299
Transfer agent fees (Note 3)	14,105
Chief Compliance Officer service fees (Note 3)	2,541
Custodian fees	40,944
Miscellaneous	142,671

Total Expenses	5,984,384

NET INVESTMENT INCOME	21,352,038

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:

Net realized gain (loss) on-
Investments	2,403,235
Futures Contracts	(51,906)
Foreign currency transactions and translation of other assets and liabilities	(1,236,371)

1,114,958

Net change in unrealized appreciation (depreciation) on-
Investments	(30,795,340)
Futures Contracts	35,070
Foreign currency and translation of other assets and liabilities	1,982

(30,758,288)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY	(29,643,330)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,291,292)

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Statements of Changes in Net Assets

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
INCREASE IN NET ASSETS:

OPERATIONS:

Net investment income	$21,352,038	$23,039,953
Net realized gain on investments and foreign currency	1,114,958	12,001,464
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(30,758,288)	(13,554,963)

Net increase (decrease) from operations	(8,291,292)	21,486,454

DISTRIBUTIONS TO SHAREHOLDERS (Note 8):

From net investment income (Class S)	(19,694,013)	(20,951,102)
From net investment income (Class I)	(1,451,018)	(2,159,679)
From net realized gain on investments (Class S)	(4,059,004)	(7,741,329)
From net realized gain on investments (Class I)	(210,806)	(979,791)
From return of capital (Class S)	(443,735)	—
From return of capital (Class I)	(32,692)	—

Total distributions to shareholders	(25,891,268)	(31,831,901)

CAPITAL STOCK ISSUED AND REPURCHASED:

Net increase from capital share transactions (Note 5)	148,033,400	96,977,718

Net increase in net assets	113,850,840	86,632,271

NET ASSETS:

Beginning of year	759,508,402	672,876,131

End of year (including distributions in excess of net investment income $1,031,069 and undistributed net investment income of $0, respectively)	$873,359,242	$759,508,402

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class S*

	FOR THE YEARS ENDED
	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Per share data (for a share outstanding throughout each year):
Net asset value - Beginning of year	$10.53	$10.65	$11.27	$10.67	$10.96

Income (loss) from investment operations:
Net investment income[1]	0.27	0.34	0.37	0.45	0.51
Net realized and unrealized gain (loss) on investments	(0.36)	(0.00)[2]	(0.38)	0.70	0.03

Total from investment operations	(0.09)	0.34	(0.01)	1.15	0.54

Less distributions to shareholders:
From net investment income	(0.26)	(0.34)	(0.37)	(0.45)	(0.51)
From net realized gain on investments	(0.05)	(0.12)	(0.24)	(0.10)	(0.32)
From return of capital	(0.01)	—	—	—	—

Total distributions to shareholders	(0.32)	(0.46)	(0.61)	(0.55)	(0.83)

Net asset value - End of year	$10.12	$10.53	$10.65	$11.27	$10.67

Net assets - End of year (000’s omitted)	$835,610	$680,719	$653,668	$631,082	$569,583

Total return[3]	(0.88%)	3.18%	(0.02%)	10.94%	4.91%
Ratios (to average net assets)/Supplemental Data:
Expenses**	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.58%	3.16%	3.35%	4.01%	4.56%
Portfolio turnover	81%	53%	49%	41%	35%

*Effective August 1, 2013, the shares of the Series have been designated as Class S.

**The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:

	N/A	N/A	0.00%[4]	N/A	N/A

1Calculated based on average shares outstanding during the years.

2Less than $(0.01).

3Represents aggregate total return for the years indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived or reimbursed during certain years.

4Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Financial Highlights - Class I

	FOR THE YEARS ENDED		FOR THE PERIOD 8/1/13[1] TO
	12/31/15	12/31/14	12/31/13
Per share data (for a share outstanding throughout each period):
Net asset value - Beginning of period	$9.52	$9.68	$10.00

Income (loss) from investment operations:
Net investment income[2]	0.29	0.34	0.15
Net realized and unrealized gain (loss) on investments	(0.34)	(0.02)	0.00 [3]

Total from investment operations	(0.05)	0.32	0.15

Less distributions to shareholders:
From net investment income	(0.29)	(0.36)	(0.23)
From net realized gain on investments	(0.05)	(0.12)	(0.24)
From return of capital	(0.01)	—	—

Total distributions to shareholders	(0.35)	(0.48)	(0.47)

Net asset value - End of period	$9.12	$9.52	$9.68

Net assets - End of period (000’s omitted)	$37,749	$78,789	$19,209

Total return[4]	(0.59%)	3.36%	1.60%
Ratios (to average net assets)/Supplemental Data:
Expenses*	0.50%	0.50%	0.50%[5]
Net investment income	3.00%	3.42%	3.55%[5]
Portfolio turnover	81%	53%	49%

*The investment advisor did not impose all or a portion of its management and/or other fees, and in some periods may have paid a portion of the Series’ expenses. If these expenses had been incurred by the Series, the expense ratio (to average net assets) would have increased by the following amounts:
	N/A	N/A	0.00%[5,6]

1Commencement of operations.

2Calculated based on average shares outstanding during the periods.

3Less than $0.01 per share.

4Represents aggregate total return for the periods indicated, and assumes reinvestment of all distributions. Total return would have been lower had certain expenses not been waived during certain periods. Periods less than one year are not annualized.

5Annualized.

6Less than 0.01%.

The accompanying notes are an integral part of the financial statements.

Unconstrained Bond Series

Notes to Financial Statements

1.	Organization

Unconstrained Bond Series, formerly known as Core Plus Bond Series, (the “Series”) is a no-load diversified series of Manning & Napier Fund, Inc. (the “Fund”). The Fund is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Series’ primary investment objective is to provide long-term total return, and its secondary objective is to provide preservation of capital.

The Fund’s advisor is Manning & Napier Advisors, LLC (the “Advisor”). Shares of the Series are offered to investors, clients and employees of the Advisor and its affiliates. The Series is authorized to issue two classes of shares (Class S and Class I). Each class of shares is substantially the same except the Class S shares bear shareholder services fees. The total authorized capital stock of the Fund consists of 15 billion shares of common stock each having a par value of $0.01. As of December 31, 2015, 10.7 billion shares have been designated in total among 41 series, of which 125 million have been designated as Unconstrained Bond Series Class S common stock and 100 million have been designated as Unconstrained Bond Series Class I common stock.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Series. The Series is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation

Portfolio securities, including domestic equities, foreign equities, warrants and options, listed on an exchange other than the NASDAQ Stock Market are valued at the latest quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price provided by the Fund’s pricing service. Securities listed on the NASDAQ Stock Market are valued in accordance with the NASDAQ Official Closing Price.

Debt securities, including government bonds, foreign bonds, asset-backed securities, structured notes, supranational obligations, sovereign bonds, corporate bonds, loan assignments, and mortgage-backed securities will normally be valued on the basis of evaluated bid prices provided directly by an independent pricing service. The pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Certain investments in securities held by the Series may be valued on a basis of a price provided directly by a principal market maker. These prices may differ from the value that would have been used had a broader market for securities existed.

The fair value of loan assignments is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loan assignments are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, in which case they would be categorized in Level 3.

Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the “Service”). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities and ratings). The Service has been approved by the Fund’s Board of Directors (the “Board”).

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

Short-term investments that mature in sixty days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at their net asset value per share on valuation date.

Volume and level of activity in established markets for an asset or liability are evaluated to determine whether recent transactions and quoted prices are determinative of fair value. Where there have been significant decreases in volume and level of activity, further analysis and adjustment may be necessary to estimate fair value. The Series measures fair value in these instances by the use of inputs and valuation techniques which may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry and/or expectation of future cash flows. As a result of trading in relatively thin markets and/or markets that experience significant volatility, the prices used by the Series to value these securities may differ from the value that would be realized if these securities were sold, and the differences could be material.

Securities for which representative valuations or prices are not available from the Series’ pricing service may be valued at fair value as determined in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board of Directors (the “Board”). Due to the inherent uncertainty of valuations of such securities, the fair value may differ significantly from the values that would have been used had a ready market for such securities existed. If trading or events occurring after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they may be valued at their fair value, taking this trading or these events into account.

Various inputs are used in determining the value of the Series’ assets or liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical assets and liabilities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments). A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuation levels used for major security types as of December 31, 2015 in valuing the Series’ assets or liabilities carried at fair value:

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets:
Debt securities:
Loan assignments	$77,744,525	$—	$77,744,525	$—
U.S. Treasury and other U.S. Government agencies	36,743,166	—	36,743,166	—
Corporate debt:
Consumer Discretionary	78,550,954	—	78,550,954	—
Consumer Staples	8,451,338	—	8,451,338	—
Energy	57,545,087	—	57,545,087	—
Financials	264,995,868	—	264,995,868	—
Health Care	16,154,466	—	16,154,466	—
Industrials	72,268,124	—	72,268,124	—
Information Technology	14,668,268	—	14,668,268	—
Materials	32,589,714	—	32,589,714	—
Telecommunication Services	30,901,282	—	30,901,282	—
Utilities	20,265,611	—	20,265,611	—
Asset-backed securities	15,724,916	—	15,724,916	—
Commercial mortgage-backed securities	73,897,542	—	73,897,542	—

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Security Valuation (continued)

DESCRIPTION	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Foreign government bonds	27,528,602	—	27,528,602	—
Mutual fund	$30,743,561	$30,743,561	$—	$—

Other financial instruments*:
Interest rate contracts	75,817	75,817	—	—

Total assets	858,848,841	30,819,378	828,029,463	—

Liabilities:
Other financial instruments*:
Interest rate contracts	(40,747)	(40,747)	—	—

Total liabilities	(40,747)	(40,747)	—	—

Total	$858,808,094	$30,778,631	$828,029,463	$—

There were no Level 3 securities held by the Series as of December 31, 2014 or December 31, 2015.

*Other financial instruments are futures (Level 1). Futures are valued at the unrealized appreciation/depreciation on the instrument.

The Fund’s policy is to recognize transfers in and transfers out of the valuation levels as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the year ended December 31, 2015.

Security Transactions, Investment Income and Expenses

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Series is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income, including amortization of premium and accretion of discounts using the effective interest method, is earned from settlement date and accrued daily.

Expenses are recorded on an accrual basis. Most expenses of the Fund can be attributed to a specific series. Expenses which cannot be directly attributed are apportioned among the series in the Fund in such a manner as deemed equitable by the Fund’s Board, taking into consideration, among other things, the nature and type of expense. Income, expenses (other than shareholder services fees), and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Class specific examples are directly charged to that class.

The Series uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

Foreign Currency Translation

The books and records of the Series are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. The Series does not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the fair value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized foreign currency gains and losses represent foreign currency gains and losses between trade date and settlement date on securities transactions, gains and losses on disposition of foreign currencies and the difference between the amount of income and foreign withholding taxes recorded on the books of the Series and the amounts actually received or paid.

Inflation-Indexed Bonds

Each Series may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Inflation-Indexed Bonds (continued)

inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Forward Foreign Currency Exchange Contracts

The Series may purchase or sell forward foreign currency exchange contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

All forward foreign currency exchange contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed.

The Series may regularly trade forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

The notional or contractual amount of these instruments represents the investment the Series has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. The Series did not hold any forward foreign currency exchange contracts during the year ended December 31, 2015.

Futures

Each Series may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Series to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Series may use futures contracts to manage exposure to the bond market or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Series may be attempting to sell some or all the Series holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, a Series is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Series, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Series recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade. The Series’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty, and net amounts owed or due across transactions).

The following table presents the present value of derivatives held at December 31, 2015 as reflected on the Statement of Assets and Liabilities, and the effect of derivative instruments on the Statement of Operations:

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Assets Location
Interest rate contracts	Net unrealized appreciation[1]	$75,817

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

STATEMENT OF ASSETS AND LIABILITIES
Derivative	Liabilities Location
Interest rate contracts	Net unrealized depreciation[1]	$(40,747)

STATEMENT OF OPERATIONS
Derivative	Location of Gain or (Loss) on Derivatives	Realized Gain (Loss) on Derivatives
Interest rate contracts	Net realized loss on futures contracts	$(51,906)
Derivative	Location of Appreciation (Depreciation) on Derivatives	Unrealized Appreciation (Depreciation) on Derivatives
Interest rate contracts	Net change in unrealized appreciation on futures contracts	$35,070

1Includes cumulative appreciation/depreciation on futures contracts as reported in the Investment Portfolios, and is included within Net Assets as the components of capital are not required to be presented separately on the Statements of Assets and Liabilities. Only the current day’s variation margin is reported within the Statements of Assets and Liabilities.

The average month-end balances for the year ended December 31, 2015, the period in which such derivatives were outstanding, were as follows:

UNCONSTRAINED BOND SERIES
Futures Contracts:
Average number of contracts purchased	52
Average number of contracts sold	99
Average notional value of contracts purchased	$8,972,495
Average notional value of contracts sold	$20,110,900

Securities Purchased on a When-Issued Basis or Forward Commitment

The Series may purchase securities on a when-issued basis or forward commitment. These transactions involve a commitment by the Series to purchase securities for a predetermined price with payment and delivery taking place beyond the customary settlement period. When such purchases are outstanding, the Series will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Series assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Series may sell the when-issued securities before they are delivered, which may result in a capital gain or loss. No such investments were held by the Series on December 31, 2015.

In connection with its ability to purchase or sell securities on a forward commitment basis, the Series may enter into forward roll transactions principally using To Be Announced (TBA) securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Series to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk; and the potential pay down speed variance between the mortgage-backed pools. During the roll period, the Series forgoes principal and interest paid on the securities. The Series accounts for such dollar rolls as purchases and sales. Information regarding securities purchased on a when-issued basis is included in the Series’ Investment Portfolio. No such investments were held by the Series on December 31, 2015.

Unconstrained Bond Series

Notes to Financial Statements (continued)

2.	Significant Accounting Policies (continued)

Restricted Securities

Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. Information regarding restricted securities is included at the end of the Series’ Investment Portfolio.

Illiquid Securities

A security may be considered illiquid if so deemed in good faith by the Advisor under procedures approved by and under the general supervision and responsibility of the Fund’s Board. Securities that are illiquid are marked with the applicable footnote on the Investment Portfolio. No such investments were held by the Series on December 31, 2015.

Federal Taxes

The Series’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Series is not subject to federal income tax or excise tax to the extent that the Series distributes to shareholders each year its taxable income, including any net realized gains on investments, in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities.

At December 31, 2015, the Series has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns.

The Series files income tax returns in the U.S. federal jurisdiction, various states and foreign jurisdictions, as required. No income tax returns are currently under investigation. The statute of limitations on the Series’ tax returns remains open for the years ended December 31, 2012 through December 31, 2015. The Series is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign Taxes

Based on the Series’ understanding of the tax rules and rates related to income, gains and currency purchase/repatriation transactions for foreign jurisdictions in which it invests, the Series will provide for foreign taxes, and where appropriate, deferred foreign tax.

Distributions of Income and Gains

Distributions to shareholders of net investment income are made quarterly. Distributions of net realized gains are made annually. An additional distribution may be necessary to avoid taxation of the Series. Distributions are recorded on the ex-dividend date.

Indemnifications

The Fund’s organizational documents provide former and current directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Unconstrained Bond Series

Notes to Financial Statements (continued)

3.	Transactions with Affiliates

The Fund has an Investment Advisory Agreement (the “Agreement”) with the Advisor, for which the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.45% of the Series’ average daily net assets.

Under the Agreement, personnel of the Advisor provide the Series with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Series’ organization. The Advisor also provides the Fund with necessary office space and fund administration and support services. The salaries of all officers of the Fund (except a percentage of the Fund’s Chief Compliance Officer’s salary, which is paid by the Fund), and of all Directors who are “affiliated persons” of the Fund, or of the Advisor, and all personnel of the Fund, or of the Advisor, performing services relating to research, statistical and investment activities, are paid by the Advisor. Each “non-affiliated” Director receives an annual stipend, which is allocated among all the active series of the Fund. In addition, these Directors also receive a fee per Board meeting attended plus a fee for each committee meeting attended and are reimbursed for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. The Fund also has an Audit Committee Chair, who receives an additional annual stipend for this role.

The Class S shares of the Series are subject to a shareholder services fee in accordance with a shareholder services plan adopted by the Fund’s Board. The shareholder services fee is intended to compensate financial intermediaries, including affiliates of the Fund, in connection with the provision of direct client service, personal services, maintenance of shareholder accounts and reporting services. For these services, Class S of the Series pays a fee, computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of Class S. The Fund has a Shareholder Services Agreement with the Advisor, for which the Advisor receives the shareholder services fee as stated above.

The Advisor has contractually agreed, until at least April 30, 2016, to waive its fee and, if necessary, pay other operating expenses of the Series in order to maintain total direct annual fund operating expenses for the Series, exclusive of each share class’ shareholder services fee, at no more than 0.50% of average daily net assets each year. For the year ended December 31, 2015, the Advisor did not waive fees or reimburse expenses for the Series. The Advisor is not eligible to recoup any expenses that have been waived or reimbursed in prior years.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund’s shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Series.

Pursuant to a master services agreement dated November 1, 2014, the Fund pays the Advisor an annual fee related to fund accounting and administration of 0.0085% on the first $25 billion of average daily net assets (excluding Target Series and Strategic Income Series); 0.0075% on the next $15 billion of average daily net assets (excluding Target Series and Strategic Income Series); and 0.0065% of the average daily net assets in excess of $40 billion (excluding Target Series and Strategic Income Series); plus a base fee of $30,400 per series. Transfer agent fees are charged to the Fund on a per account basis. Additionally, certain transaction and out-of-pocket expenses, including charges for reporting relating to the Fund’s compliance program, are charged. The Advisor has agreements with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY”) under which BNY serves as sub-accountant services agent and sub-transfer agent.

Expenses not directly attributable to a series are allocated based on each Series’ relative net assets or number of accounts, depending on the expense.

4.	Purchases and Sales of Securities

For the year ended December 31, 2015, purchases and sales of securities, other than U.S. Government securities and short-term securities, were $669,396,309 and $524,674,437, respectively. Purchases and sales of U.S. Government securities, other than short-term securities, were $123,403,517 and $107,939,933, respectively.

Unconstrained Bond Series

Notes to Financial Statements (continued)

5.	Capital Stock Transactions

Transactions in shares of Class S and Class I of Unconstrained Bond Series were:

CLASS S:	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	26,221,830	$274,826,042	9,467,982	$102,470,115
Reinvested	2,299,283	23,649,755	2,604,702	27,789,942
Repurchased	(10,588,506)	(110,904,010)	(8,805,748)	(95,274,990)

Total	17,932,607	$187,571,787	3,266,936	$34,985,067

CLASS I:	FOR THE YEAR ENDED 12/31/15		FOR THE YEAR ENDED 12/31/14
	SHARES	AMOUNT	SHARES	AMOUNT
Sold	2,240,234	$21,384,669	6,679,760	$65,876,921
Reinvested	143,067	1,332,244	205,053	1,971,555
Repurchased	(6,517,164)	(62,255,300)	(596,521)	(5,855,825)

Total	(4,133,863)	$(39,538,387)	6,288,292	$61,992,651

Over 90% of the shares outstanding are held by fiduciary accounts where the Advisor has sole investment discretion.

6.	Financial Instruments and Loan Assignments

The Series may trade in instruments including written and purchased options, forward foreign currency exchange contracts and futures contracts and other derivatives in the normal course of investing activities to assist in managing exposure to various market risks. The Series may be subject to various elements of risk, which may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. These risks include: the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to over the counter derivative counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the fund to close out its position(s); and documentation risk relating to disagreement over contract terms. At December 31, 2015, the Series invested in futures contracts (interest rate risk).

The Series may invest in a loan assignment of all or a portion of the loans. The Series has direct rights against the borrower on a loan when it purchases an assignment; however, the Series’ rights may be more limited than the lender from which it acquired the assignment and the Series may be able to enforce its rights only through an administrative agent. Loan assignments are vulnerable to market conditions and may become illiquid due to economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid when purchased may become illiquid. Loan assignment investments held by the Series as of December 31, 2015 are disclosed in the Investment Portfolio.

7.	Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of domestic companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable domestic companies and the U.S. Government.

8.	Federal Income Tax Information

The amount and characterization of certain income and capital gains to be distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gains and losses, including wash sales and investments in Treasury Inflation Protected securities, foreign currency gains and losses, redesignation of distributions paid and

Unconstrained Bond Series

Notes to Financial Statements (continued)

8.	Federal Income Tax Information (continued)

the realization for tax purposes of unrealized gains/losses on certain futures. The Series may periodically make reclassifications among its capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations without impacting the Series’ net asset value. For the year ended December 31, 2015, $1,238,076 was reclassified within the capital accounts from Distributions in Excess of Net Investment Income to Accumulated Net Realized Loss on Investments. Any such reclassifications are not reflected in the financial highlights.

The tax character of distributions paid were as follows:

	FOR THE YEAR ENDED 12/31/15	FOR THE YEAR ENDED 12/31/14
Ordinary income	$21,145,858	$23,011,079
Long-term capital gains	4,268,983	8,820,822
Return of capital	476,427	—

At December 31, 2015, the tax basis of components of distributable earnings and the net unrealized depreciation based on identified cost for federal income tax purposes were as follows:

Cost for federal income tax purposes	$883,664,829
Unrealized appreciation	3,591,176
Unrealized depreciation	(28,482,981)

Net unrealized depreciation	$(24,891,805)

Qualified late-year losses[1]	$1,852,718

1The Series has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2016.

Unconstrained Bond Series

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Manning & Napier Fund, Inc. and Shareholders of Unconstrained Bond Series:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Unconstrained Bond Series (a series of Manning & Napier Fund, Inc., hereafter referred to as the “Series”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

New York, New York

February 19, 2016

Unconstrained Bond Series

Supplemental Tax Information

(unaudited)

All reportings are based on financial information available as of the date of this annual report and, accordingly are subject to change.

For federal income tax purposes, the Series reports for the current fiscal year $646,513 or, if different, the maximum amount allowable under the tax law as qualified dividend income.

The Series designates $3,406,402 as Long-Term Capital Gain dividends pursuant to Section 852(b)(3) of the Internal Revenue Code for the fiscal year ended December 31, 2015.

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends received deduction for the current fiscal year is 3.06%, or if different, the maximum allowable under tax law.

Unconstrained Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

At the Manning & Napier Fund, Inc. (the “Fund”) Board of Directors’ (the “Board”) meeting, held on November 17, 2015, the Investment Advisory Agreement (the “Agreement”) between the Fund and Manning & Napier Advisors, LLC (the “Advisor”) was considered by the Board for renewal. In connection with the decision whether to renew the Agreement, a variety of material was prepared for and considered by the Board.

Representatives of the Advisor attended the meeting and presented additional oral and written information to the Board to assist the Board in its considerations. The discussion immediately below outlines the materials and information presented to the Board in connection with the Board’s 2015 Annual consideration of the Agreement and the conclusions made by the Directors when determining to continue the Agreement.

•

The Board considered the services provided by the Advisor under the Agreement including, among others: deciding what securities to purchase and sell for each Series; arranging for the purchase and sale of such securities by placing orders with broker-dealers; administering the affairs of the Fund (including the books and records of the Fund not maintained by third party service providers such as the custodian or sub-transfer agent); arranging for the insurance coverage for the Fund; and supervising the preparation of tax returns, SEC filings (including registration statements) and reports to shareholders for the Fund. The Board also considered the nature and quality of such services provided under the Agreement in light of the Advisor’s services provided to the Fund for 29 years. The Board discussed the quality of these services with representatives from the Advisor and concluded that the Advisor was performing its services to the Fund required under the Agreement in a reasonable manner.

•

The Board considered the performance of each Series since its inception, as well as performance over multiple time periods. Performance for one or more of the following time periods was considered as applicable to the Series’ inception date: inception, three year, five year, ten year, and current market cycle. A market cycle includes periods of both rising and falling markets. Returns for established benchmark indices for each Series were provided. In addition, the Board considered a number of other factors relevant to performance at the meeting (and considers on a quarterly basis) including: a peer group performance analysis consisting of Morningstar universes of mutual funds with similar investment objectives, investment performance of core products, product offerings, performance on an aggregate basis vs. performance over reasonable time periods and the Advisor’s investment process. The Directors acknowledged the challenging performance and discussed the investment process of the Advisor. The Directors confirmed that qualitative factors such as the Advisor’s investment process, including recent enhancements, were an important subset to be considered as part of their consideration of performance. The Board discussed the performance with representatives from the Advisor and concluded that the investment performance of each of the Fund’s Series was reasonable based on the Series’ actual performance and comparative performance, especially for those series with performance over the current market cycle.

•

The Board considered the costs of the Advisor’s services and the profits of the Advisor as they relate to the Advisor’s services to the Fund under the Agreement. In reviewing the Advisor’s costs and profits, the Board discussed the Advisor’s revenues generated from the Fund (on both an actual and adjusted basis) and its expenses associated with providing the services under the Agreement. In addition, the Board reviewed the Advisor’s expenses associated with Fund activities outside of the Agreement (such as expense reimbursements pursuant to expense caps and payments made by the Advisor to third party platforms on which shares of the Fund are available for purchase). It was noted by representatives of the Advisor that 22 of the 36 active Series of the Fund are currently experiencing expenses above the capped expense ratios, and thus the Advisor is incurring those expenses over the cap. After discussing the above costs and profits, the Board concluded that the Advisor’s profitability relating to its services provided under the Agreement was reasonable.

•

The Board considered the fees and expenses of the various Series of the Fund. The Advisor presented the advisory fees and total expenses for each Series, including the advisory fee adjusted for any expense waivers or reimbursements (either contractual or voluntary) paid by the Advisor. The advisory fees and expense ratios of each Series were compared to an average (on both a mean and median basis) of similar funds as disclosed on the Morningstar database. Representatives of the Advisor discussed with the Board the levels of its advisory fee for each Series of the Fund and as compared to the median and mean advisory fees for similar funds as listed on Morningstar. Expense ratios for every Series, except the Tax Managed Series, Equity Income Class S, High Yield Bond Class S, Pro-Blend Series Classes C and R, and Target Series’ Classes R and K, are lower than, or substantially similar to the Morningstar mean and median reported total expense ratio.

Unconstrained Bond Series

Renewal of Investment Advisory Agreement

(unaudited)

The higher than mean and median total expense ratios for Classes C and R reflect higher distribution, marketing and shareholder service fees payable to broker-dealers through a 100bp 12b-1 fee for Class C and a 50bp 12b-1 fee for Class R. Based on their review of the information provided, the Board concluded that the fees and expenses of each Series of the Fund were reasonable on a comparative basis.

•

The Board also considered the other benefits the Advisor derives from its relationship with the Fund. Such other benefits include certain research services provided by soft dollars. The Board reviewed the broker-dealers who provided research to the Advisor and the products and services paid for, in whole or in part, using soft dollar commissions. Given the level of soft dollar transactions involving the Fund, the Board concluded that these additional benefits to the Advisor were reasonable.

•

In addition to the factors described above, the Board considered the Advisor’s personnel, investment strategies, policies and procedures relating to compliance with personal securities transactions, reputation, expertise and resources in domestic and foreign financial markets. The Board concluded that these factors support the conclusion that the Advisor performs its services in a reasonable manner.

•

The Board then considered economies of scale and concluded that the current fee schedule to the advisory agreement remained reasonable given the multiple uses of the Fund (for the Advisor’s discretionary investment account clients in addition to direct investors), the current profitability of the Advisor’s services to the Fund under the Agreement, the number of newly established series of the Fund and the overall size of the Fund complex.

Based on the Board’s deliberations and their evaluation of the information described above, the Board, including a majority of Directors that are not “interested persons” as defined in the Investment Company Act of 1940, concluded that the compensation under the Agreement was fair and reasonable in light of the services and expenses and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. Accordingly, the Board approved the renewal of the Agreement. In the course of their deliberations, the Directors did not identify any particular information that was all important or controlling.

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

The Statement of Additional Information provides additional information about the Fund’s directors and officers and can be obtained without charge by calling 1-800-466-3863, at www.manningnapieradvisors.com, or on the EDGAR Database on the SEC Internet web site (http:// www.sec.gov). The following chart shows certain information about the Fund’s officers and directors, including their principal occupations during the last five years. Unless specific dates are provided, the individuals have held the listed positions for longer than five years.

Interested Director/Officer

Name:	James E. Mikolaichik*
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	44
Current Position(s) Held with Fund:	Principal Executive Officer, President, Chairman & Director
Term of Office[1] & Length of Time Served:	Indefinite - Chairman and Director since August 2015
Principal Occupation(s) During Past 5 Years:	Chief Financial Officer (since 2011) - Manning & Napier Advisors, LLC; Executive Vice President and Head of Strategy (2008-2011) and Chief Risk Officer (2004-2008) - Old Mutual Asset Management Holds or has held one or more of the following title for various subsidiaries and affiliates: Chief Financial Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Independent Directors

Name:	Stephen B. Ashley
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	75
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1996
Principal Occupation(s) During Past 5 Years:	Chairman, Director, President & Chief Executive Officer (1997 to present) - The Ashley Group (property management and investment); Director (1995-2008) and Chairman (non-executive) (2004-2008) - Fannie Mae (mortgage).
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Fannie Mae (1995-2008) The Ashley Group (1995-2008) Genesee Corporation (1987-2007)

Name:	Paul A. Brooke
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	70
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2007
Principal Occupation(s) During Past 5 Years:	Chairman & CEO (2005-2009) - Ithaka Acquisition Corporation (investments); Chairman (2007-2009) Alsius Corporation (investments); Managing Member, PMSV Holdings LLC (investments) since 1991; Managing Member, Venbio (investments) since 2010.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Incyte Corp. (2000-present) ViroPharma, Inc. (2000-2014) HLTH Corp (WebMD) (2000-2010) Cheyne Capital International (2000-present) GMP Companies (2000-2011) Cytos Biotechnology Ltd. (2012-2014)

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Independent Directors (continued)

Name:	Peter L. Faber
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	77
Current Position(s) Held with Fund:	Director, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1987
Principal Occupation(s) During Past 5 Years:	Senior Counsel (2006-2012), Partner (1995-2006 & 2013-present) - McDermott, Will & Emery LLP (law firm)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Boston Early Music Festival (non-profit) (2007-present)

Amherst Early Music, Inc. (non-profit) (2009-present)

Gotham Early Music Scene, Inc. (non-profit) (2009-present)

Partnership for New York City, Inc. (non-profit) (1989-2010)

New York Collegium (non-profit) (2004-2011)

Name:	Harris H. Rusitzky
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	80
Current Position(s) Held with Fund:	Director, Audit Committee Member, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 1985
Principal Occupation(s) During Past 5 Years:	President, The Greening Group (business consultants) since 1994; Partner, The Restaurant Group (restaurants) since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:

Rochester Institute of Technology (university) (1972-present)

Culinary Institute of America (non-profit college) (1985-present)

George Eastman House (museum) (1988-present)

National Restaurant Association (restaurant trade organization) (1978- present)

Name:	Chester N. Watson
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	65
Current Position(s) Held with Fund:	Director, Audit Committee Chairman, Governance & Nominating Committee Member
Term of Office & Length of Time Served:	Indefinite - Since 2012
Principal Occupation(s) During Past 5 Years:	General Auditor (2003-2011) - General Motors Company (auto manufacturer)
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	Rochester Institute of Technology (university) (2005-present)

Officers
Name:	Jeffrey S. Coons, Ph.D., CFA
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	52
Current Position(s) Held with Fund:	Vice President
Term of Office[1] & Length of Time Served:	Since 2004
Principal Occupation(s) During Past 5 Years:	President since 2010, Co-Director of Research (2002-2015) - Manning & Napier Advisors, LLC Holds one or more of the following titles for various subsidiaries and affiliates: President, Director, Treasurer or Senior Trust Officer.
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Unconstrained Bond Series

Directors’ and Officers’ Information

(unaudited)

Officers (continued)

Name:	Elizabeth Craig
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	28
Current Position(s) Held with Fund:	Assistant Corporate Secretary
Term of Office[1] & Length of Time Served:	Since 2011
Principal Occupation(s) During Past 5 Years:	Fund Administration Manager since 2015; Mutual Fund Compliance Specialist (2009-2015) - Manning & Napier Advisors, LLC
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Christine Glavin
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	49
Current Position(s) Held with Fund:	Principal Financial Officer, Chief Financial Officer
Term of Office[1] & Length of Time Served:	Principal Financial Officer since 2002; Chief Financial Officer since 2001
Principal Occupation(s) During Past 5 Years:	Director of Fund Reporting since 2011; Fund Reporting Manager (1997-2011) - Manning & Napier Advisors, LLC; Assistant Treasurer since 2008 - Exeter Trust Company
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Jodi L. Hedberg
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	48
Current Position(s) Held with Fund:	Corporate Secretary, Chief Compliance Officer, Anti-Money Laundering Compliance Officer
Term of Office[1] & Length of Time Served:	Corporate Secretary since 1997; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2002
Principal Occupation(s) During Past 5 Years:	Director of Compliance since 2005; Compliance Manager (1995-2005) - Manning & Napier Advisors, LLC and affiliates; Corporate Secretary - Manning & Napier Investor Services, Inc. since 2006
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

Name:	Richard Yates
Address:	290 Woodcliff Drive Fairport, NY 14450
Age:	50
Current Position(s) Held with Fund:	Chief Legal Officer
Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2004
Principal Occupation(s) During Past 5 Years:	Counsel - Manning & Napier Advisors, LLC and affiliates since 2000; Holds one or more of the following titles for various affiliates; Director or Corporate Secretary
Number of Portfolios Overseen within Fund Complex:	41
Other Directorships Held Outside Fund Complex:	N/A

*Interested Director, within the meaning of the Investment Company Act of 1940 by reason of his position with the Fund’s investment advisor and distributor. Mr. Mikolaichik serves as the Chief Financial Officer for Manning & Napier Advisors, LLC.

1The term of office of all officers shall be one year and until their respective successors are chosen and qualified, or his or her earlier resignation or removal as provided in the Fund’s By-Laws.

Unconstrained Bond Series

Results of Special Meeting of Shareholders

(unaudited)
A Special Meeting of the Shareholders of the Fund was held on August 18, 2015. The number of votes necessary to conduct the meeting and approve the proposal was obtained, and the results of the vote of shareholders of all the Series of the Fund voting together in the aggregate is listed below:

PROPOSAL 1:

Election of Directors

	NUMBER OF SHARES VOTED FOR	NUMBER OF SHARES WITHELD
Stephen B. Ashley	883,968,395	8,618,094
Paul A. Brooke	884,510,661	8,075,828
Peter L. Faber	884,140,893	8,445,596
James E. Mikolaichik	883,391,832	9,194,657
Harris H. Rusitzky	620,022,215	272,564,274
Chester N. Watson	884,638,809	7,947,680

Unconstrained Bond Series

Literature Requests

(unaudited)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request:

By phone	1-800-466-3863
On the Securities and Exchange
Commission’s (SEC) web site	http://www.sec.gov

Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

Quarterly Portfolio Holdings

The Series’ complete schedule of portfolio holdings for the 1st and 3rd quarters of each fiscal year are provided on Form N-Q, and are available, without charge, upon request:

By phone	1-800-466-3863
On the SEC’s web site	http://www.sec.gov

The Series’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Prospectus and Statement of Additional Information (SAI)

For more information about any of the Manning & Napier Fund, Inc. Series, you may obtain a prospectus and SAI at www.manning-napier.com or by calling (800) 466-3863. Before investing, carefully consider the objectives, risks, charges and expenses of the investment and read the prospectus carefully as it contains this and other information about the investment company. In addition, this information can be found on the SEC’s web site, http://www.sec.gov.

Additional information available at www.manning-napier.com

1. Fund Holdings - Month-End

2. Fund Holdings - Quarter-End

3. Shareholder Report - Annual

4. Shareholder Report - Semi-Annual

The Fund also offers electronic notification or “e-delivery” when certain documents are available on-line to be downloaded or reviewed. Direct shareholders can elect to receive electronic notification when shareholder reports, prospectus updates, and/or statements are available. If you do not currently have on-line access to your account, you can establish access by going to www.manning-napier.com, click on “Login” in the top corner of the page, and follow the prompts to self-enroll. Once enrolled, you can set your electronic notification preferences by clicking on the Account Options tab located within the green toolbar and then select E-Delivery Option. Should you have any questions on either how to establish on-line access or how to update your account settings, please contact Investor Services at 1-800-466-3863.

The Manning & Napier Fund, Inc. is managed by Manning & Napier Advisors, LLC. Manning & Napier Investor Services, Inc., an affiliate of Manning & Napier Advisors, LLC, is the distributor of the Fund shares.

MNCPB-12/15-AR

ITEM 2: CODE OF ETHICS

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2 (a) above were granted.

(d) Not applicable to the registrant due to the response given in 2 (c) above.

ITEM 3: AUDIT COMMITTEE FINANCIAL EXPERT

All of the members of the Audit committee have been determined by the Registrant’s Board of Directors to be Audit Committee Financial Experts as defined in this item. The current members of the Audit Committee are: Stephen B. Ashley, Paul A. Brooke, Harris H. Rusitzky, and Chester N. Watson. All Audit Committee members are independent under applicable rules. This designation will not increase the designee’s duties, obligations or liability as compared to their duties, obligations and liability as a member of the Audit Committee and of the Board.

ITEM 4: PRINCIPAL ACCOUNTANT FEES AND SERVICES

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Manning & Napier Fund, Inc. Real Estate Series, International Series, World Opportunities Series, Core Bond Series, Unconstrained Bond Series, High Yield Bond Series, Ohio Tax Exempt Series, Diversified Tax Exempt Series, New York Tax Exempt Series, Emerging Markets Series, Global Fixed Income Series, Strategic Income Moderate Series, Strategic Income Conservative Series, Dynamic Opportunities Series, Equity Income Series, and Focused Opportunities Series, (collectively the “Fund”) by PricewaterhouseCoopers LLP (“PwC”) as of and for the years ended December 31, 2015 and 2014 were:

	2015	2014

Audit Fees (a)	483,916	497,710

Audit Related Fees (b)	0	0

Tax Fees (c)	112,630	126,590

All Other Fees (d)	0	0

	596,546	624,300

(a)	Audit Fees

These fees relate to professional services rendered by PwC for the audit of the Fund’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Fund, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b)	Audit-Related Fees

These fees relate to assurance and related services by PwC that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees” above.

(c)	Tax Fees

These fees relate to professional services rendered by PwC for tax compliance, tax advice and tax planning. The tax services provided by PwC related to the review of the Fund’s federal and state income tax returns, excise tax calculations and returns, a review of the Fund’s calculations of capital gain and income distributions, and additional tax research for compliance purposes.

(d)	All Other Fees

These fees relate to products and services provided by PwC other than those reported above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2015 and 2014.

Non-Audit Services to the Fund’s Service Affiliates that were Pre-Approved by the Fund’s Audit Committee

The Fund’s Audit Committee is required to pre-approve non-audit services which meet both the following criteria:

i)	Directly relate to the Fund’s operations and financial reporting; and
ii)

Rendered by PwC to the Fund’s advisor, Manning & Napier Advisors, LLC, and entities in a control relationship with the advisor (“service affiliate”) that provides ongoing services to the Fund. For purposes of disclosure, Manning & Napier Investor Services, Inc. is considered to be a service affiliate.

	2015	2014

Audit Related Fees	1,944	1,944

Tax Fees	0	0

	1,944	1,944

The Audit Related fees for the years ended December 31, 2015 and 2014 were for a license for proprietary authoritative financial reporting and assurance literature library software.

There were no amounts that were approved by the Audit Committee pursuant to the de minimus exception (Rule 2-01(c)(7) of Regulation S-X) for the fiscal years ended December 31, 2015 and 2014.

Aggregate Fees

Aggregate fees billed to the Fund for non-audit services for 2015 and 2014 were $112,630 and $126,590, respectively. Aggregate fees billed to the Fund’s advisor and service affiliates for non-audit services were $1,944 and $1,944, respectively. These amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not relate to the Fund’s operations and financial reporting.

The Fund’s Audit Committee has considered whether the provisions for non-audit services to the Fund’s advisor and service affiliates, which did not require pre-approval, are compatible with maintaining PwC’s independence.

ITEM 5: AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6: INVESTMENTS

(a)	See Investment Portfolios under Item 1 on this Form N-CSR.

(b)	Not applicable.

ITEM 7:	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9:	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10: SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedure by which shareholders may recommend nominees to the registrant’s board of directors.

ITEM 11: CONTROLS AND PROCEDURES

(a) Based on their evaluation of the Funds’ disclosure controls and procedures, as of a date within 90 days of the filing date, the Funds’ Principal Executive Officer and Principal Financial Officer have concluded that the Funds’ disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to the Funds’ officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b) During the second fiscal quarter of the period covered by this report, there have been no changes in the Funds’ internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, the Funds’ internal control over financial reporting.

ITEM 12: EXHIBITS

(a)(1)	Code of ethics that is subject to the disclosure of Item 2 above.

(a)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX-99.CERT.

(a)(3)	Not applicable.

(b)

A certification of the Registrant’s principal executive officer and principal financial officer, as required by 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX- 99.906CERT. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Manning & Napier Fund, Inc.

/s/ James Mikolaichik
James Mikolaichik
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date: 2/11/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James Mikolaichik
James Mikolaichik
President & Principal Executive Officer of Manning & Napier Fund, Inc.
Date: 2/11/16

/s/ Christine Glavin
Christine Glavin
Chief Financial Officer & Principal Financial Officer of Manning & Napier Fund, Inc.
Date: 2/11/16